                                                                    Exhibit 10.1

                                                               Execution Version

                                  $150,000,000

                                CREDIT AGREEMENT

                             DATED AS OF MAY 1, 2006

                                      AMONG

               WCI STEEL ACQUISITION, INC., A DELAWARE CORPORATION
                                   AS BORROWER

                                       AND

                      THE LENDERS AND ISSUERS PARTY HERETO

                                       AND

                               CITICORP USA, INC.
                             AS ADMINISTRATIVE AGENT

                                      * * *

                          CITIGROUP GLOBAL MARKETS INC.
                          AS BOOK MANAGER AND ARRANGER

                                      * * *

                            JPMORGAN CHASE BANK, N.A.
                              AS SYNDICATION AGENT

                                      * * *

                            WELLS FARGO FOOTHILL, LLC
                             AS DOCUMENTATION AGENT

                           WEIL, GOTSHAL & MANGES LLP
                                767 FIFTH AVENUE
                          NEW YORK, NEW YORK 10153-0119

          CREDIT AGREEMENT, dated as of May 1, 2006, among WCI STEEL ACQUISITION, INC., a Delaware corporation (the "Borrower"), the Lenders (as defined below), the Issuers (as defined below), CITICORP USA, INC. ("Citicorp"), as agent for the Lenders and the Issuers (in such capacity, the "Administrative Agent"), JPMorgan Chase Bank, N.A. as syndication agent for the Lenders and Issuers and Wells Fargo Foothill, LLC, as documentation agent for the Lenders and Issuers.

                                   WITNESSETH:

          WHEREAS, the Borrower has requested that the Lenders and Issuers make available for the purposes specified in this Agreement a revolving credit and letter of credit facility; and

          WHEREAS, the Lenders and Issuers are willing to make available to the Borrower such revolving credit and letter of credit facility upon the terms and subject to the conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties hereto hereby agree as follows:

                                   ARTICLE I

                DEFINITIONS, INTERPRETATION AND ACCOUNTING TERMS

          SECTION 1.1 DEFINED TERMS

          As used in this Agreement, the following terms have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Account" has the meaning given to such term in the UCC.

          "Account Debtor" has the meaning given to such term in the UCC.

          "Acquisition" means the acquisition of all or substantially all of the assets of Old WCI and its Subsidiaries.

          "Adjusted Available Credit" shall mean, as of any date, the sum of (a) all Unrestricted Cash as of such date plus (b) the amount of the Available Credit as of such date.

          "Administrative Agent" has the meaning specified in the preamble to this Agreement.

          "Affected Lender" has the meaning specified in Section 2.17(a) (Substitution of Lenders).

          "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling or that is controlled by or is under common control with such Person, each

                                                                CREDIT AGREEMENT
                                         WCI STEEL, INC., A DELAWARE CORPORATION

officer, director, general partner or joint-venturer of such Person, and each Person that is the beneficial owner of 10% or more of any class of Voting Stock of such Person. For the purposes of this definition, "control" means the possession of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

          "Agent Affiliate" has the meaning specified in Section 10.3 (Posting of Approved Electronic Communications).

          "Agreement" means this Credit Agreement.

          "Applicable Lending Office" means, with respect to each Revolving Credit Lender, its Domestic Lending Office in the case of a Base Rate Loan, and its Eurodollar Lending Office in the case of a Eurodollar Rate Loan.

          "Applicable Margin" means (a) during the period commencing on the Closing Date and ending on the CBA Effective Date, with respect to (i) Revolving Loans and Swing Loans maintained as Base Rate Loans, a rate equal to 1.75% per annum and (ii) Revolving Loans maintained as Eurodollar Rate Loans, a rate equal to 2.75% per annum and (b) thereafter, as of any date of determination, a per annum rate equal to the rate set forth below opposite the applicable type of Loan and the then applicable Monthly Available Credit (determined as of the last day of the each calendar month) set forth below:

                                        EURODOLLAR   BASE RATE
MONTHLY AVAILABLE CREDIT                RATE LOANS     LOANS
------------------------                ----------   ---------
Equal to or greater than $105,000,000      1.50%       0.50%
Less than $105,000,000 and equal to
   or greater than $65,000,000             1.75%       0.75%
Less than $65,000,000 and equal to or
   greater than $25,000,000                2.00%       1.00%
Less than $25,000,000                      2.25%       1.25%

Changes in the Applicable Margin resulting from a change in the Monthly Available Credit on the last day of any calendar month shall become effective as to all Revolving Loans and Swing Loans on the first day of the next succeeding calendar month; provided, however, that for the period from the Closing Date until June 30, 2006, the Applicable Margin shall not be less than 1.25%, in the case of Base Rate Loans, and 2.25%, in the case of Eurodollar Rate Loans.

          "Applicable Unused Commitment Fee Rate" means (i) 0.50% per annum if the ratio of the average daily Revolving Credit Outstandings to Revolving Credit Commitments for the immediately preceding calendar month is less than or equal to 50%, and (ii) 0.375% per annum if the ratio of Revolving Credit Outstandings to Revolving Credit Commitments for the immediately preceding calendar month is greater than 50%.

          "Appraisal" means the most recent of the Initial Appraisal or any Updated Appraisal.


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          "Approved Deposit Account" means a Deposit Account that is the subject of an effective Deposit Account Control Agreement and that is maintained by any Loan Party with a Deposit Account Bank. "Approved Deposit Account" includes all monies on deposit in a Deposit Account and all certificates and instruments, if any, representing or evidencing such Deposit Account.

          "Approved Electronic Communications" means each notice, demand, communication, information, document and other material that any Loan Party is obligated to, or otherwise chooses to, provide to the Administrative Agent pursuant to any Loan Document or the transactions contemplated therein, including (a) any supplement to the Guaranty, any joinder to the Pledge and Security Agreement and any other written Contractual Obligation delivered or required to be delivered in respect of any Loan Document or the transactions contemplated therein and (b) any Financial Statement, financial and other report, notice, request, certificate and other information material; provided, however, that, "Approved Electronic Communication" shall exclude (i) any Notice of Borrowing, Letter of Credit Request, Swing Loan Request, Notice of Conversion or Continuation, and any other notice, demand, communication, information, document and other material relating to a request for a new, or a conversion of an existing, Borrowing, (ii) any notice pursuant to Section 2.8 (Optional Prepayments) and Section 2.9 (Mandatory Prepayments) and any other notice relating to the payment of any principal or other amount due under any Loan Document prior to the originally scheduled date therefor, (iii) all notices of any Default or Event of Default and (iv) any notice, demand, communication, information, document and other material required to be delivered to satisfy any of the conditions set forth in Article III (Conditions to Loans and Letters of Credit) or Section 2.4(a) (Letters of Credit) or any other condition to any Borrowing or other extension of credit hereunder or any condition precedent to the effectiveness of this Agreement.

          "Approved Electronic Platform" has the meaning specified in Section 10.3(a) (Posting of Approved Electronic Communications).

          "Approved Fund" means any Fund that is advised or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or Affiliate of an entity that administers or manages a Lender.

          "Approved Securities Intermediary" means a Securities Intermediary or Commodity Intermediary selected or approved by the Administrative Agent.

          "Arranger" means Citigroup Global Markets Inc., in its capacity as sole arranger and sole book runner.

          "Asset Sale" has the meaning specified in Section 8.4 (Sale of Assets).

          "Assignment and Acceptance" means an assignment and acceptance entered into by a Revolving Credit Lender and an Eligible Assignee, and accepted by the Administrative Agent, in substantially the form of Exhibit A (Form of Assignment and Acceptance).

          "Availability Reserve" means, as of two Business Days after the date of written notice of any determination thereof to the Borrower by the Administrative Agent, such amounts as the Administrative Agent may from time to time establish against the Facility, in the Administrative Agent's Customary Discretion, in order either (a) to preserve the value of the Collateral or the Administrative Agent's Lien thereon or (b) to provide for the payment of unanticipated liabilities of any Loan Party arising after the Closing Date. The Administrative Agent acknowledges that it has not been and, on the date hereof, it is not a regular or customary practice of the Administrative Agent to establish reserves solely on account of the following considered in and of themselves: (i) the Borrower shall not have entered into a new collective bargaining agreement with the United Steel Workers of America, or (ii) there shall have occurred and be continuing a strike, work stoppage, slowdown or lockout, or there shall be pending or threatened any unfair labor practices, grievances, complaints or arbitrations involving the Borrower or any of its Subsidiaries.

          "Available Credit" means, at any time, (a) the lesser of (i) the then effective Revolving Credit Commitments and (ii) the Borrowing Base at such time, minus (b) the sum of (i) the aggregate Revolving Credit Outstandings at such time and (ii) any Availability Reserve in effect at such time.

          "Bailee's Letter" means a letter in form and substance reasonably acceptable to the Administrative Agent and executed by any Person (other than the Borrower) that is in possession of Inventory on behalf of the Borrower pursuant to which such Person acknowledges, among other things, the Lien of the Administrative Agent arising under the Collateral Documents with respect thereto.

          "Bankruptcy Code" means title 11, United States Code.

          "Bankruptcy Court" means the United States Bankruptcy Court for the North Eastern District of Ohio Eastern Division.

          "Base Rate" means, for any period, a fluctuating interest rate per annum as shall be in effect from time to time, which rate per annum shall be equal at all times to the highest of the following:

          (a) the rate of interest announced publicly by Citibank in New York, New York, from time to time, as Citibank's base rate;

          (b) the sum (adjusted to the nearest 0.25% or, if there is no nearest 0.25%, to the next higher 0.25%) of (i) 0.5% per annum, (ii) the rate per annum obtained by dividing (A) the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks, such three-week moving average being determined weekly on each Monday (or, if any such day is not a Business Day, on the next succeeding Business Day) for the three-week period ending on the previous Friday by Citibank on the basis of such rates reported by certificate of deposit dealers to and published by the Federal Reserve Bank of New York or, if such publication shall be suspended or terminated, on the basis of quotations for such rates received by Citibank from three New York certificate of deposit dealers of recognized standing selected by Citibank, by (B) a percentage equal to 100% minus the average of the daily percentages specified during such three-week period by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) for Citibank in respect of liabilities consisting of or including (among other liabilities) three-month U.S. dollar nonpersonal time deposits in the United States and (iii) the average during such three-week period of the maximum annual assessment rates estimated by Citibank for determining the then current annual assessment payable by

     Citibank to the Federal Deposit Insurance Corporation (or any successor) for insuring Dollar deposits in the United States; and

          (c) 0.5% per annum plus the Federal Funds Rate.

          "Base Rate Loan" means any Swing Loan or any other Loan during any period in which it bears interest based on the Base Rate.

          "Borrower" has the meaning specified in the preamble to this Agreement.

          "Borrower's Accountants" means independent nationally-recognized public accountants reasonably acceptable to the Administrative Agent.

          "Borrowing" means a borrowing consisting of Revolving Loans made on the same day by the Revolving Credit Lenders ratably according to their respective Revolving Credit Commitments.

          "Borrowing Base" means, at any time,

          (a) the sum of

               (i) 85% of the Dollar Equivalent of the face amount of all Eligible Trade Receivables (calculated net of all finance charges, late fees and other fees that are unearned, sales, excise or similar taxes, and credits or allowances granted at such time), and

               (ii) the lesser of

                    (A) 85% of the Orderly Liquidation Value for such class of Eligible Inventory of the Borrower and each Subsidiary Guarantor, and

                    (B) 75% of the Dollar Equivalent of the value of such class of Eligible Inventory of the Borrower and each Subsidiary Guarantor (valued at the lower of cost and market on a first-in, first-out basis), minus (b) any Eligibility Reserve then in effect.

          "Borrowing Base Certificate" means a certificate of the Borrower substantially in the form of Exhibit J (Form of Borrowing Base Certificate).

          "Business Day" means a day of the year on which banks are not required or authorized to close in New York City and, if the applicable Business Day relates to notices, determinations, fundings and payments in connection with the Eurodollar Rate or any Eurodollar Rate Loans, a day on which dealings in Dollar deposits are also carried on in the London interbank market.

          "Capital Expenditures" means, for any Person for any period, the aggregate of amounts that would be reflected as additions to property, plant or equipment on a Consolidated balance sheet of such Person and its Subsidiaries, excluding interest capitalized during construction provided, that the term "Capital Expenditures" shall not include any amounts used to

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purchase property, plant or equipment which (a) are not permitted under clauses
(a) through (i) of Section 8.3 and (b) are financed with the Net Cash Proceeds of Equity Issuances or Subordinated Debt in an amount not to exceed the Restricted Payments Basket.

          "Capital Lease" means, with respect to any Person, any lease of, or other arrangement conveying the right to use, property by such Person as lessee that would be accounted for as a capital lease on a balance sheet of such Person prepared in conformity with GAAP.

          "Capital Lease Obligations" means, with respect to any Person, the capitalized amount of all Consolidated obligations of such Person or any of its Subsidiaries under Capital Leases.

          "Cash Collateral Account" means any Deposit Account or Securities Account that is (a) established by the Administrative Agent from time to time in its sole discretion to receive cash and Cash Equivalents (or purchase cash or Cash Equivalents with funds received) from the Loan Parties or their Subsidiaries or Affiliates or Persons acting on their behalf pursuant to the Loan Documents, (b) with such depositaries and securities intermediaries as the Administrative Agent may determine in its sole discretion, (c) in the name of the Administrative Agent (although such account may also have words referring to the Borrower and the account's purpose), (d) under the control of the Administrative Agent and (e) in the case of a Securities Account, with respect to which the Administrative Agent shall be the Entitlement Holder and the only Person authorized to give Entitlement Orders with respect thereto.

          "Cash Equivalents" means (a) securities issued or fully guaranteed or insured by the United States federal government or any agency thereof, (b) certificates of deposit, eurodollar time deposits, overnight bank deposits and bankers' acceptances of any Lender or any commercial bank organized under the laws of the United States, any state thereof, the District of Columbia, any foreign bank, or its branches or agencies (fully protected against currency fluctuations) that, at the time of acquisition, are rated at least "A-1" by S&P or "P-1" by Moody's, (c) commercial paper of an issuer rated at least "A-1" by S&P or "P-1" by Moody's and (d) shares of any money market fund that (i) has at least 95% of its assets invested continuously in the types of investments referred to in clauses (a), (b) and (c) above, (ii) has net assets whose Dollar Equivalent exceeds $500,000,000 and (iii) is rated at least "A-1" by S&P or "P-1" by Moody's; provided, however, that the maturities of all obligations of the type specified in clauses (a), (b) and (c) above shall not exceed 180 days.

          "Cash Interest Expense" means, with respect to any Person for any period, the Interest Expense of such Person for such period less the Non-Cash Interest Expense of such Person for such period.

          "Cash Management Document" means any certificate, agreement or other document executed by any Loan Party in respect of the Cash Management Obligations of any Loan Party.

          "Cash Management Obligation" means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of such Person in respect of cash management services (including treasury, depository, overdraft, credit or debit card, electronic funds transfer and other cash management arrangements) provided by the Administrative Agent or any Lender, including

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obligations for the payment of fees, interest, charges, expenses, attorneys'
fees and disbursements in connection therewith.

          "CBA Effective Date" means the date upon which the Borrower enters into a new, effective and enforceable collective bargaining agreement with the United Steel Workers of America.

          "Change of Control" means (a) the occurrence of any event, transaction or occurrence as a result of which any person or group of persons (within the meaning of the Securities Exchange Act of 1934, as amended) other than the Permitted Holders shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) of a percentage of the issued and outstanding Voting Stock of the Borrower equal to or greater than the lesser of (i) 50% and
(ii) the aggregate percentage of the issued and outstanding Voting Stock of the Borrower owned by Harbinger and with respect to which Harbinger has entered into a voting or similar arrangement acceptable to the Administrative Agent, (b) the occurrence of any "Change of Control" as defined in the Indenture, and (c) the occurrence of any "Change of Control" as defined in the certificate of designation for the Series A Preferred Stock.

          "Citibank" means Citibank, N.A., a national banking association.

          "Citicorp" has the meaning specified in the preamble to this Agreement.

          "Closing Date" means the first date on which any Loan is made or any Letter of Credit is Issued.

          "Code" means the U.S. Internal Revenue Code of 1986, as amended.

          "Collateral" means all property and interests in property and proceeds thereof now owned or hereafter acquired by any Loan Party in or upon which a Lien is granted under any Collateral Document.

          "Collateral Access Agreement" means the Collateral Access Agreement, in substantially the form of Exhibit M (Form of Collateral Access Agreement), executed by the Borrower, the Administrative Agent, Wilmington Trust Company and The Bank of New York Trust Company, N.A.

          "Collateral Documents" means the Pledge and Security Agreement, the Mortgages, the Deposit Account Control Agreements, the Securities Account Control Agreements and any other document executed and delivered by a Loan Party granting a Lien on any of its property to secure payment of the Secured Obligations.

          "Collateral Trust" means a voluntary employee beneficiaries association trust or other collateral fund established under the Collateral Trust Agreement to hold the Borrower's contributions to fund post-retirement health-care and life insurance obligations for the benefit of certain hourly employees of the Borrower.

          "Collateral Trust Agreement" means the 501(c)(9) Agreement, of Trust for WCI Steel Acquisition, Inc., dated May 1, 2006.


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          "Collateral Trustee" means The Bank of New York Trust Company, N.A., as trustee for the Collateral Trust, together with its permitted successors and assigns in such capacity.

          "Commodity Account" has the meaning given to such term in the UCC.

          "Commodity Intermediary" has the meaning given to such term in the UCC.

          "Compliance Certificate" has the meaning specified in Section 6.1(d) (Financial Statements).

          "Consolidated" means, with respect to any Person, the consolidation of accounts of such Person and its Subsidiaries in accordance with GAAP.

          "Consolidated Net Income" means, for any Person for any period, the Consolidated net income (or loss) of such Person and its Subsidiaries for such period; provided, however, that (a) the net income of any other Person in which such Person or one of its Subsidiaries has a joint interest with a third party (which interest does not cause the net income of such other Person to be Consolidated into the net income of such Person) shall be included only to the extent of the amount of dividends or distributions paid to such Person or Subsidiary, (b) the net income of any Subsidiary of such Person that is subject to any restriction or limitation on the payment of dividends or the making of other distributions shall be excluded to the extent of such restriction or limitation and (c) extraordinary gains and losses and any one-time increase or decrease to net income that is required to be recorded because of the adoption of new accounting policies, practices or standards required by GAAP shall be excluded.

          "Constituent Documents" means, with respect to any Person, (a) the articles of incorporation, certificate of incorporation, constitution or certificate of formation (or the equivalent organizational documents) of such Person, (b) the by-laws or operating agreement (or the equivalent governing documents) of such Person and (c) any document setting forth the manner of election or duties of the directors or managing members of such Person (if any) and the designation, amount or relative rights, limitations and preferences of any class or series of such Person's Stock.

          "Contaminant" means any material, substance or waste that is classified, regulated or otherwise characterized under any Environmental Law as hazardous, toxic, a contaminant or a pollutant or by other words of similar meaning or regulatory effect, including any petroleum or petroleum-derived substance or waste, asbestos and polychlorinated biphenyls.

          "Contractual Obligation" of any Person means any obligation, agreement, undertaking or similar provision of any Security issued by such Person or of any agreement, undertaking, contract, lease, indenture, mortgage, deed of trust or other instrument (excluding a Loan Document) to which such Person is a party or by which it or any of its property is bound or to which any of its property is subject.

          "Control Account" means a Securities Account or Commodity Account that is the subject of an effective Securities Account Control Agreement and that is maintained by any Loan Party with an Approved Securities Intermediary. "Control Account" includes all Financial Assets held in a Securities Account or a Commodity Account and all certificates and instruments, if any, representing or evidencing the Financial Assets contained therein.


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

          "Corporate Chart" means a corporate organizational chart, list or other similar document in each case in form reasonably acceptable to the Administrative Agent and setting forth, for each Person that is a Loan Party, that is subject to Section 7.11 (Additional Collateral and Guaranties) or that is a Subsidiary of any of them, (a) the full legal name of such Person (and any trade name, fictitious name or other name such Person may have had or operated under), (b) the jurisdiction of organization, the organizational number (if any) and the tax identification number (if any) of such Person, (c) the location of such Person's chief executive office (or sole place of business) and (d) the number of shares of each class of such Person's Stock authorized (if applicable), the number outstanding as of the date of delivery and the number and percentage of such outstanding shares for each such class owned (directly or indirectly) by any Loan Party or any Subsidiary of any of them.

          "Customary Discretion" means the Administrative Agent's sole discretion exercised in accordance with its regular and customary practices applicable to asset based loans (as in effect from time to time).

          "Customary Permitted Liens" means, with respect to any Person, any of the following Liens:

          (a) Liens with respect to the payment of taxes, assessments or governmental charges in each case that are not yet due or that are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained to the extent required by GAAP;

          (b) Liens of landlords arising by statute and liens of suppliers, mechanics, carriers, materialmen, warehousemen or workmen and other similar liens, in each case, (i) imposed by law or arising in the ordinary course of business, (ii) for amounts not yet due or that are being contested in good faith by appropriate proceedings and (iii) with respect to which adequate reserves or other appropriate provisions are being maintained to the extent required by GAAP;

          (c) deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance or other types of social security benefits or to secure the performance of bids, tenders, sales, contracts (other than for the repayment of borrowed money) and surety, appeal, customs or performance bonds;

          (d) encumbrances arising by reason of zoning restrictions, easements, licenses, reservations, covenants, rights-of-way, utility easements, building restrictions and other similar encumbrances on the use of real property not materially detracting from the value of such real property or not materially interfering with the ordinary conduct of the business conducted and proposed to be conducted at such real property;

          (e) encumbrances arising under leases or subleases of real property that do not, in the aggregate, materially detract from the value of such real property or interfere with the ordinary conduct of the business conducted and proposed to be conducted at such real property; and

          (f) financing statements with respect to a lessor's rights in and to personal property leased to such Person in the ordinary course of such Person's business other than through a Capital Lease.


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

          "Debt Issuance" means the incurrence of Indebtedness of the type specified in clause (a) or (b) of the definition of "Indebtedness" by the Borrower or any of its Subsidiaries.

          "Default" means any event that, with the passing of time or the giving of notice or both, would become an Event of Default.

          "Deposit Account" has the meaning given to such term in the UCC.

          "Deposit Account Bank" means a financial institution selected or approved by the Administrative Agent.

          "Deposit Account Control Agreement" has the meaning specified in the Pledge and Security Agreement.

          "Disclosure Documents" means the Revised Disclosure Statement in Support of Secured Noteholders' Second Plan of Reorganization filed in connection with the Noteholders' Second Plan on October 17, 2005 and each supplement or amendment thereto filed before the date of this Agreement.

          "Documentary Letter of Credit" means any Letter of Credit that is drawable upon presentation of documents evidencing the sale or shipment of goods purchased by the Borrower or any of its Subsidiaries in the ordinary course of its business.

          "Dollar Equivalent" of any amount means, at the time of determination thereof, (a) if such amount is expressed in Dollars, such amount, and (b) if such amount is denominated in any other currency, the equivalent of such amount in Dollars as determined by the Administrative Agent using any method of determination it reasonably deems appropriate.

          "Dollars" and the sign "$" each mean the lawful money of the United States of America.

          "Domestic Lending Office" means, with respect to any Revolving Credit Lender, the office of such Revolving Credit Lender specified as its "Domestic Lending Office" opposite its name on Schedule II (Applicable Lending Offices and Addresses for Notices) or on the Assignment and Acceptance by which it became a Revolving Credit Lender or such other office of such Revolving Credit Lender as such Revolving Credit Lender may from time to time specify to the Borrower and the Administrative Agent.

          "Domestic Person" means any "United States person" under and as defined in Section 7701(a)(30) of the Code.

          "Domestic Subsidiary" means any Subsidiary of the Borrower organized under the laws of any state of the United States of America or the District of Columbia.

          "EBITDA" means, with respect to any Person for any period, (a) Consolidated Net Income of such Person for such period plus (b) the sum of, in each case to the extent included in the calculation of such Consolidated Net Income but without duplication, (i) any provision for income taxes, (ii) Interest Expense, (iii) loss from extraordinary items, (iv) depreciation, depletion and amortization expenses, (v) any aggregate net loss (but not any aggregate net gain) from the sale, exchange or other disposition of capital assets by such Person, (vi) all other non-recurring


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non-cash charges and non-recurring non-cash losses, including the amount of any compensation deduction as the result of any grant of Stock or Stock Equivalents to employees, officers, directors or consultants, (vii) any pension expenses required under FAS 87 in excess of the amounts thereof funded in cash and (viii) any post-employment benefits required under GAAP in excess of the amounts thereof funded in cash minus (c) the sum of, in each case to the extent included in the calculation of such Consolidated Net Income but without duplication, (i) any credit for income tax, (ii) interest income, (iii) gains from extraordinary items, (iv) any aggregate net gain (but not any aggregate net loss) from the sale, exchange or other disposition of capital assets by such Person, (v) any pension expenses required under FAS 87 to the extent funded in cash in excess of the amounts required thereunder, (vi) any post-employment benefits required under GAAP to the extent funded in cash in excess of the amounts required under GAAP and (vii) any other non-recurring non-cash gains or other items which have been added in determining Consolidated Net Income, including any reversal of a charge referred to in clause (b)(v) above by reason of a decrease in the value of any Stock or Stock Equivalent.

          "Eligibility Reserves" means, effective as of two Business Days after the date of written notice of any determination thereof to the Borrower by the Administrative Agent, such amounts as the Administrative Agent, in its Customary Discretion, may from time to time establish against the gross amounts of Eligible Trade Receivables and Eligible Inventory to reflect risks or contingencies arising after the Closing Date that may affect any one or more class of such items and that have not already been taken into account in the calculation of the Borrowing Base. The Administrative Agent acknowledges that it has not been and, on the date hereof, it is not a regular or customary practice of the Administrative Agent to establish reserves solely on account of the following considered in and of themselves: (i) the Borrower shall not have entered into a new collective bargaining agreement with the United Steel Workers of America, or (ii) there shall have occurred and be continuing a strike, work stoppage, slowdown or lockout, or there shall be pending or threatened any unfair labor practices, grievances, complaints or arbitrations involving the Borrower or any of its Subsidiaries.

          "Eligible Assignee" means (a) a Lender or an Affiliate or Approved Fund of any Lender, (b) a commercial bank having total assets whose Dollar Equivalent exceeds $5,000,000,000, (c) a finance company, insurance company or any other financial institution or Fund, in each case reasonably acceptable to the Administrative Agent and regularly engaged in making, purchasing or investing in loans and having a net worth, determined in accordance with GAAP, whose Dollar Equivalent exceeds $250,000,000 (or, to the extent net worth is less than such amount, a finance company, insurance company, other financial institution or Fund, reasonably acceptable to the Administrative Agent and the Borrower) or (d) a savings and loan association or savings bank organized under the laws of the United States or any State thereof having a net worth, determined in accordance with GAAP, whose Dollar Equivalent exceeds $250,000,000.

          "Eligible Inventory" means the Inventory of the Borrower or any Subsidiary Guarantor (other than any Inventory that has been consigned by the Borrower) including raw materials, work-in-process, finished goods, parts and supplies (a) that is owned solely by the Borrower or such Subsidiary Guarantor,
(b) with respect to which the Administrative Agent has a valid, perfected and enforceable first-priority Lien (provided that to the extent the Administrative Agent has established reserves therefor satisfactory to it reducing the Available Credit to the extent of such reserve, such Eligible Inventory may also be subject to Customary Permitted Liens that are prior to the Lien of the Administrative Agent), (c) with respect to which no representation or warranty contained in any Loan Document has been breached, (d) that is not, in the Administrative Agent's Customary Discretion, obsolete or unmerchantable, and (e) with respect to which (in respect of any Inventory labeled with a brand name or trademark and sold by the Borrower or such Subsidiary Guarantor pursuant to a trademark owned by the Borrower or such Subsidiary Guarantor or a license granted to the Borrower or such Subsidiary Guarantor) the Administrative Agent would have rights under such trademark or license pursuant to the Pledge and Security Agreement or other agreement satisfactory to the Administrative Agent to sell such Inventory in connection with a liquidation thereof and (f) that the Administrative Agent deems to be Eligible Inventory based on such credit and collateral considerations as the Administrative Agent may, in its Customary Discretion, deem appropriate. The Administrative Agent acknowledges that it has not been and, on the date hereof, it is not a regular or customary practice of the Administrative Agent to establish reserves solely on account of the following considered in and of themselves: (i) the Borrower shall not have entered into a new collective bargaining agreement with the United Steel Workers of America, or (ii) there shall have occurred and be continuing a strike, work stoppage, slowdown or lockout, or there shall be pending or threatened any unfair labor practices, grievances, complaints or arbitrations involving the Borrower or any of its Subsidiaries. No Inventory of the Borrower or any Subsidiary Guarantor shall be Eligible Inventory if such Inventory consists of
(i) goods returned or rejected by customers other than goods that are undamaged or are resalable in the normal course of business, (ii) goods to be returned to suppliers, or (iii) goods located, stored, used or held at the premises of a third party unless (A) the Administrative Agent shall have received a Landlord Waiver or Bailee's Letter or (B) in the case of Inventory located at a leased premises, an Eligibility Reserve satisfactory to the Administrative Agent shall have been established with respect thereto.

          "Eligible Trade Receivable" means the gross outstanding balance of each Account of the Borrower or any Subsidiary Guarantor arising out of the sale of merchandise, goods or services in the ordinary course of business, that is made by the Borrower or any Subsidiary Guarantor to a Person that is not an Affiliate of the Borrower or any Subsidiary Guarantor and that constitutes Collateral in which the Administrative Agent has a fully perfected first priority Lien (provided that to the extent the Administrative Agent has established reserves therefor satisfactory to it reducing the Available Credit to the extent of such reserve, such Eligible Trade Receivable may also be subject to Customary Permitted Liens that are prior to the Lien of the Administrative Agent); provided, however, that an Account shall not be an "Eligible Trade Receivable" if any of the following shall be true:

          (a) such Account is more than (i) 60 days past due according to the original terms of sale or (ii) 120 days past the original invoice date thereof; or

          (b) any warranty contained in this Agreement or any other Loan Document with respect to such specific Account is not true and correct with respect to such Account; or

          (c) the Account Debtor on such Account has disputed liability or made any claim with respect to any other Account due from such Account Debtor to the Borrower or any Subsidiary Guarantor but only to the extent of such dispute or claim; or

          (d) the Account Debtor on such Account has (i) filed a petition for bankruptcy or any other relief under the Bankruptcy Code or any other law relating to bankruptcy, insolvency, reorganization or relief of debtors,
     (ii) made an assignment for the benefit of creditors, (iii) had filed against it any petition or other application for relief under the Bankruptcy Code or any such other law, (iv) has failed, suspended business operations, become insolvent, called a meeting of its creditors for the purpose of obtaining any financial concession or accommodation or
     (v) had or suffered a receiver or a trustee to be appointed for all or a significant portion of its assets or affairs; or

          (e) the Account Debtor on such Account or any of its Affiliates is also a supplier to or creditor of the Borrower or any Subsidiary Guarantor, but only to the extent such Account Debtor or any of its Affiliates owes any amounts to such supplier or creditor, unless such supplier or creditor has executed a no-offset letter satisfactory to the Administrative Agent, in its Customary Discretion; or

          (f) the sale represented by such Account is to an Account Debtor located outside the United States or Canada, unless the sale is on letter of credit or acceptance terms acceptable to the Administrative Agent, in its Customary Discretion and (i) such letter of credit names the Administrative Agent as beneficiary for the benefit of the Secured Parties or (ii) the issuer of such letter of credit has consented to the assignment of the proceeds thereof to the Administrative Agent; or

          (g) the sale to such Account Debtor on such Account is on a bill-on-hold, guaranteed sale, sale-and-return, sale-on-approval or consignment basis; or

          (h) such Account is subject to a Lien in favor of any Person other than the Administrative Agent for the benefit of the Secured Parties; or

          (i) such Account is subject to any deduction, offset, counterclaim, return privilege or other conditions other than volume sales discounts given in the ordinary course of the Borrower's or any Subsidiary Guarantor's business; provided, however, that such Account shall be ineligible pursuant to this clause (i) only to the extent of such deduction, offset, counterclaim, return privilege or other condition; or

          (j) the Account Debtor on such Account is located in any State of the United States requiring the holder of such Account, as a precondition to commencing or maintaining any action in the courts of such State either to
     (i) receive a certificate of authorization to do business in such State or be in good standing in such State or (ii) file a Notice of Business Activities Report with the appropriate office or agency of such State, in each case unless the holder of such Account has received such a certificate of authority to do business, is in good standing or, as the case may be, has duly filed such a notice in such State; or

          (k) the Account Debtor on such Account is a Governmental Authority, unless the Borrower or such Subsidiary Guarantor has assigned its rights to payment of such Account to the Administrative Agent pursuant to the Assignment of Claims Act of 1940, as amended, in the case of a federal Governmental Authority, and pursuant to applicable law, if any, in the case of any other Governmental Authority, and such assignment has been accepted and acknowledged by the appropriate government officers; or

          (l) 50% or more of the outstanding Accounts of the Account Debtor have become, or have been determined by the Administrative Agent, in accordance with the provisions hereof, to be, ineligible; or

          (m) the sale represented by such Account is denominated in a currency other than Dollars; or

          (n) such Account is not evidenced by an invoice or other writing in form acceptable to the Administrative Agent, in its Customary Discretion; or

          (o) the Borrower or any Subsidiary Guarantor, in order to be entitled to collect such Account, is required to perform any additional service for, or perform or incur any additional obligation to, the Person to whom or to which it was made; or

          (p) the total Eligible Trade Receivables that are Accounts of such Account Debtor to the Borrower or any Subsidiary Guarantor represent more than 20% (or such higher percentage as the Administrative Agent may agree to in its sole discretion) of the Eligible Trade Receivables of the Borrower or any Subsidiary Guarantor at such time, but only to the extent of such excess; or

          (q) the Administrative Agent, in accordance with its customary criteria, determines, in its Customary Discretion, that such Account might not be paid or is otherwise ineligible. The Administrative Agent acknowledges that it has not been and, on the date hereof, it is not a regular or customary practice of the Administrative Agent to establish reserves solely on account of the following considered in and of themselves: (i) the Borrower shall not have entered into a new collective bargaining agreement with the United Steel Workers of America, or (ii) there shall have occurred and be continuing a strike, work stoppage, slowdown or lockout, or there shall be pending or threatened any unfair labor practices, grievances, complaints or arbitrations involving the Borrower or any of its Subsidiaries.

          "Entitlement Holder" has the meaning given to such term in the UCC.

          "Entitlement Order" has the meaning given to such term in the UCC.

          "Environmental Laws" means all applicable Requirements of Law now or hereafter in effect and as amended or supplemented from time to time, relating to pollution or the regulation and protection of the environment, natural resources and human health and safety as it relates to environmental protection, including the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601 et seq.); the Hazardous Material Transportation Act, as amended (49 U.S.C. Section 5101 et seq.); the Federal Insecticide, Fungicide, and Rodenticide Act, as amended (7 U.S.C. Section 136 et seq.); the Resource Conservation and Recovery Act, as amended (42 U.S.C. Section 6901 et seq.); the Toxic Substance Control Act, as amended (15 U.S.C. Section 2601 et seq.); the Clean Air Act, as amended (42 U.S.C. Section 7401 et seq.); the Federal Water Pollution Control Act, as amended (33 U.S.C. Section 1251 et seq.); the Occupational Safety and Health Act, as amended (29 U.S.C. Section 651 et seq.); the Safe Drinking Water Act, as amended (42 U.S.C. Section 300f et seq.); and each of their state and local counterparts or equivalents and any transfer of ownership notification or approval statute, including the Industrial Site Recovery Act (N.J. Stat. Ann. Section 13:1K-6 et seq.).

          "Environmental Liabilities and Costs" means, with respect to any Person, all liabilities, obligations, responsibilities, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all fees, disbursements and expenses of counsel, experts and consultants and costs of investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim or demand by any other Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute and whether arising under any Environmental Law, Permit, order or agreement with any Governmental Authority or other Person, in each case relating to any environmental, health or safety condition or to any Release or threatened Release and resulting from the past, present or future operations of, or ownership of property by, such Person or any of its Subsidiaries.

          "Environmental Lien" means any Lien in favor of any Governmental Authority for Environmental Liabilities and Costs.

          "Equipment" has the meaning given to such term in the UCC.

          "Equity Issuance" means the issue or sale of any Stock of the Borrower or any Subsidiary of the Borrower by the Borrower or any Subsidiary of the Borrower to any Person, the Borrower or any Subsidiary of the Borrower.

          "ERISA" means the United States Employee Retirement Income Security Act of 1974.

          "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control or treated as a single employer with the Borrower or any of its Subsidiaries within the meaning of Section 414(b), (c),
(m) or (o) of the Code.

          "ERISA Event" means (a) a reportable event described in Section 4043(b) or 4043(c)(1), (2), (3), (5), (6), (8) or (9) of ERISA with respect to a
Title IV Plan or a Multiemployer Plan, (b) the withdrawal of the Borrower, any of its Subsidiaries or any ERISA Affiliate from a Title IV Plan subject to
Section 4063 of ERISA during a plan year in which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA, (c) the complete or partial withdrawal of the Borrower, any of its Subsidiaries or any ERISA Affiliate from any Multiemployer Plan for which the required report is not waived pursuant to the applicable PBGC regulations, (d) notice of reorganization or insolvency of a Multiemployer Plan, (e) the filing of a notice of intent to terminate a Title IV Plan or the treatment of a plan amendment as a termination under Section 4041 of ERISA, (f) the institution of proceedings to terminate a Title IV Plan or Multiemployer Plan by the PBGC, (g) the failure to make any required contribution to a Title IV Plan or Multiemployer Plan, (h) the imposition of a lien under Section 412 of the Code or Section 302 of ERISA on the Borrower or any of its Subsidiaries or any ERISA Affiliate or (i) any other event or condition that might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan or Multiemployer Plan or the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA.

          "Eurocurrency Liabilities" has the meaning assigned to that term in Regulation D of the Federal Reserve Board.

          "Eurodollar Base Rate" means, with respect to any Interest Period for any Eurodollar Rate Loan, the rate determined by the Administrative Agent to be the offered rate for deposits in Dollars for the applicable Interest Period appearing on the Dow Jones Markets Telerate Page 3750 as of 11:00 a.m., London time, on the second full Business Day next preceding the first day of each Interest Period. In the event that such rate does not appear on the Dow Jones Markets Telerate Page 3750 (or otherwise on the Dow Jones Markets screen), the

Eurodollar Base Rate for the purposes of this definition shall be determined by reference to such other comparable publicly available service for displaying eurodollar rates as may be selected by the Administrative Agent.

          "Eurodollar Lending Office" means, with respect to any Revolving Credit Lender, the office of such Revolving Credit Lender specified as its "Eurodollar Lending Office" opposite its name on Schedule II (Applicable Lending Offices and Addresses for Notices) or on the Assignment and Acceptance by which it became a Revolving Credit Lender (or, if no such office is specified, its Domestic Lending Office) or such other office of such Revolving Credit Lender as such Revolving Credit Lender may from time to time specify to the Borrower and the Administrative Agent.

          "Eurodollar Rate" means, with respect to any Interest Period for any Eurodollar Rate Loan, an interest rate per annum equal to the rate per annum obtained by dividing (a) the Eurodollar Base Rate by (b)(i) a percentage equal to 100% minus (ii) the reserve percentage applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the Eurodollar Rate is determined) having a term equal to such Interest Period.

          "Eurodollar Rate Loan" means any Loan that, for an Interest Period, bears interest based on the Eurodollar Rate.

          "Event of Default" has the meaning specified in Section 9.1 (Events of Default).

          "Excluded Foreign Subsidiary" means any Subsidiary that is not a Domestic Subsidiary in respect of which either (a) the pledge of more than 65% of the Stock of such Subsidiary as Collateral to secure payment of the Obligations of the Borrower, (b) the grant of a Lien on any of its property as Collateral to secure payment of the Obligations of the Borrower, (c) the guaranteeing by such Subsidiary of the Obligations of the Borrower or (d) in accordance with applicable law at the time, would, in the good faith judgment of the Borrower based on an analysis reasonably satisfactory to the Administrative Agent, result in materially adverse tax consequences to the Loan Parties and their Subsidiaries, taken as a whole.

          "Facility" means the Revolving Credit Commitments and the provisions herein related to the Revolving Loans, Swing Loans and Letters of Credit.

          "Facility Cash Management Obligation" means any Cash Management Obligation arising in connection with this Agreement or any Loan Document.

          "Fair Market Value" means (a) with respect to any asset or group of assets (other than a publicly traded Security) at any date, the value of the consideration obtainable in a sale of such asset at such date assuming a sale by a willing seller to a willing purchaser dealing at arm's length and arranged in an orderly manner over a reasonable period of time having regard to the nature and characteristics of such asset, as reasonably determined by the Board of Directors of the Borrower or, if such asset shall have been the subject of a relatively contemporaneous appraisal by an independent third party appraiser, the basic assumptions underlying which have not materially changed since its date, the value set forth in such appraisal and (b) with respect to any publicly traded Security at any date, the closing sale price of such Security on the Business Day next preceding such date, as appearing in any published list of any national securities exchange or the NASDAQ Stock Market or, if there is no such closing sale price of such Security, the final price for the purchase of such Security at face value quoted on such Business Day by a financial institution of recognized standing regularly dealing in Securities of such type and selected by the Administrative Agent.

          "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

          "Federal Reserve Board" means the Board of Governors of the United States Federal Reserve System, or any successor thereto.

          "Fee Letter" shall mean the letter dated as of January 31, 2006, addressed to Harbinger from Citicorp and the Arranger and accepted by the Borrower on January 31, 2006, with respect to certain fees to be paid from time to time to Citicorp and the Arranger.

          "Financial Asset" has the meaning given to such term in the UCC.

          "Financial Covenant Debt" of any Person means Indebtedness of the type specified in clauses (a), (b), (d), (e), (f) and (h) of the definition of "Indebtedness" and non-contingent obligations of the type specified in clause
(c) of such definition.

          "Financial Statements" means the financial statements of the Borrower and its Subsidiaries delivered in accordance with Section 4.4 (Financial Statements) and Section 6.1 (Financial Statements).

          "Fiscal Quarter" means each of the three month periods ending on March 31, June 30, September 30 and December 31.

          "Fiscal Year" means the twelve month period ending on December 31.

          "Fixed Charge Coverage Ratio" means, with respect to any Person for any period, the ratio of (a) EBITDA of such Person for such period minus Capital Expenditures of such Person for such period minus the total federal income tax liability actually payable by such Person in respect of such period to (b) the Fixed Charges of such Person for such period.

          "Fixed Charges" means, with respect to any Person for any period, the sum, determined on a Consolidated basis, of (a) the Cash Interest Expense of such Person and its Subsidiaries for such period, (b) the principal amount of Consolidated Financial Covenant Debt (or any portion thereof) of such Person and its Subsidiaries having a scheduled due date during such period and (c) all cash dividends payable by such Person and its Subsidiaries on Stock in respect of such period to Persons other than such Person and its Subsidiaries.

          "Fund" means any Person (other than a natural Person) that is or will be engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

          "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by such other entity as may be in general use by significant segments of the accounting profession, that are applicable to the circumstances as of the date of determination.

          "General Intangible" has the meaning given to such term in the UCC.

          "Governmental Authority" means any nation, sovereign or government, any state or other political subdivision thereof and any entity or authority exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any central bank or stock exchange.

          "Guaranty" means the guaranty, in substantially the form of Exhibit H (Form of Guaranty), executed by the Subsidiary Guarantors.

          "Guaranty Obligation" means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of such Person with respect to any Indebtedness of another Person, if the purpose or intent of such Person in incurring the Guaranty Obligation is to provide assurance to the obligee of such Indebtedness that such Indebtedness will be paid or discharged, that any agreement relating thereto will be complied with, or that any holder of such Indebtedness will be protected (in whole or in part) against loss in respect thereof, including (a) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of Indebtedness of another Person and (b) any liability of such Person for Indebtedness of another Person through any agreement (contingent or otherwise) (i) to purchase, repurchase or otherwise acquire such Indebtedness or any security therefor or to provide funds for the payment or discharge of such Indebtedness (whether in the form of a loan, advance, stock purchase, capital contribution or otherwise),
(ii) to maintain the solvency or any balance sheet item, level of income or financial condition of another Person, (iii) to make take-or-pay or similar payments, if required, regardless of non-performance by any other party or parties to an agreement, (iv) to purchase, sell or lease (as lessor or lessee) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss or (v) to supply funds to, or in any other manner invest in, such other Person (including to pay for property or services irrespective of whether such property is received or such services are rendered), if in the case of any agreement described under clause (b)(i), (ii),
(iii), (iv) or (v) above the primary purpose or intent thereof is to provide assurance that Indebtedness of another Person will be paid or discharged, that any agreement relating thereto will be complied with or that any holder of such Indebtedness will be protected (in whole or in part) against loss in respect thereof. The amount of any Guaranty Obligation shall be equal to the amount of the Indebtedness so guaranteed or otherwise supported.

          "Harbinger" means Harbinger Capital Partners Master Fund I, Ltd.

          "Hedging Contracts" means all Interest Rate Contracts, foreign exchange contracts, currency swap or option agreements, forward contracts, commodity swap, purchase or option agreements, other commodity price hedging arrangements and all other similar agreements or arrangements designed to alter the risks of any Person arising from fluctuations in interest rates, currency values or commodity prices.

          "Indebtedness" of any Person means without duplication (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person evidenced by notes, bonds, debentures or similar instruments or that bear interest, (c) all reimbursement and all obligations with respect to letters of credit, bankers' acceptances, surety bonds and performance bonds, whether or not matured, (d) all indebtedness for the deferred purchase price of property or services, other than trade payables incurred in the ordinary course of business that are not overdue, (e) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (f) all Capital Lease Obligations of such Person and the present value of future rental payments under all Synthetic Leases, (g) all Guaranty Obligations of such Person, (h) all obligations of such Person to purchase, redeem, retire, defease or otherwise acquire for value any Stock or Stock Equivalents of such Person, valued, in the case of redeemable preferred stock, at the greater of its voluntary liquidation preference and its involuntary liquidation preference plus accrued and unpaid dividends, (i) all payments that such Person would have to make in the event of an early termination on the date Indebtedness of such Person is being determined in respect of Hedging Contracts of such Person and (j) all Indebtedness of the type referred to above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including Accounts and General Intangibles) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness.

          "Indemnified Matter" has the meaning specified in Section 11.4(a) (Indemnities).

          "Indemnitee" has the meaning specified in Section 11.4(a)
(Indemnities).

          "Indenture" means the Indenture, dated as of May 1, 2006, between the Borrower and Wilmington Trust Company, as Trustee pursuant to which the Borrower has issued the New Senior Notes.

          "Indenture Collateral Intercreditor Agreement" means the Intercreditor Agreement, in substantially the form of Exhibit L (Form of Indenture Collateral Intercreditor Agreement), executed by the Borrower, Wilmington Trust Company and The Bank of New York Trust Company, N.A.

          "Indenture Trustee" means Wilmington Trust Company, as Trustee under the Indenture, together with its permitted successors and assigns in such capacity.

          "Initial Appraisals" has the meaning specified in Section 3.1(i) (Conditions Precedent to Initial Loans and Letters of Credit).

          "Intercreditor Agreement" means the Intercreditor Agreement in the form attached hereto an agreement, in substantially the form of Exhibit K (Form of Intercreditor

Agreement), executed by the Borrower, the Administrative Agent and The Bank of New York Trust Company, N.A.

          "Interest Expense" means, for any Person for any period, (a) Consolidated total interest expense of such Person and its Subsidiaries for such period and including, in any event, interest capitalized during such period and net costs under Interest Rate Contracts for such period minus (b) Consolidated net gains of such Person and its Subsidiaries under Interest Rate Contracts for such period and minus (c) any Consolidated interest income of such Person and its Subsidiaries for such period.

          "Interest Period" means, in the case of any Eurodollar Rate Loan, (a) initially, the period commencing on the date such Eurodollar Rate Loan is made or on the date of conversion of a Base Rate Loan to such Eurodollar Rate Loan and ending one, two, three or six months thereafter, as selected by the Borrower in its Notice of Borrowing or Notice of Conversion or Continuation given to the Administrative Agent pursuant to Section 2.2 (Borrowing Procedures) or 2.11 (Conversion/Continuation Option) and (b) thereafter, if such Loan is continued, in whole or in part, as a Eurodollar Rate Loan pursuant to Section 2.11 (Conversion/Continuation Option), a period commencing on the last day of the immediately preceding Interest Period therefor and ending one, two, three or six months thereafter, as selected by the Borrower in its Notice of Conversion or Continuation given to the Administrative Agent pursuant to Section 2.11 (Conversion/Continuation Option); provided, however, that all of the foregoing provisions relating to Interest Periods in respect of Eurodollar Rate Loans are subject to the following:

               (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day, unless the result of such extension would be to extend such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

               (ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month;

               (iii) the Borrower may not select any Interest Period that ends after the date of a scheduled principal payment on the Loans as set forth in Article II (The Facility) unless, after giving effect to such selection, the aggregate unpaid principal amount of the Loans for which Interest Periods end after such scheduled principal payment shall be equal to or less than the principal amount to which the Loans are required to be reduced after such scheduled principal payment is made;

               (iv) the Borrower may not select any Interest Period in respect of Loans having an aggregate principal amount of less than $10,000,000; and

               (v) there shall be outstanding at any one time no more than four Interest Periods in the aggregate.

          "Interest Rate Contracts" means all interest rate swap agreements, interest rate cap agreements, interest rate collar agreements and interest rate insurance.

          "Inventory" has the meaning given to such term in the UCC.

          "Investment" means, with respect to any Person, (a) any purchase or other acquisition by such Person of (i) any Security issued by, (ii) a beneficial interest in any Security issued by, or (iii) any other equity ownership interest in, any other Person, (b) any purchase by such Person of all or a significant part of the assets of a business conducted by any other Person, or all or substantially all of the assets constituting the business of a division, branch or other unit operation of any other Person, (c) any loan, advance (other than deposits with financial institutions available for withdrawal on demand, prepaid expenses, accounts receivable and similar items made or incurred in the ordinary course of business substantially as conducted by Old WCI and its Subsidiaries immediately prior to the date hereof or as approved by the Administrative Agent) or capital contribution by such Person to any other Person, including all Indebtedness of any other Person to such Person arising from a sale of property by such Person other than in the ordinary course of its business and (d) any Guaranty Obligation incurred by such Person in respect of Indebtedness of any other Person.

          "IRS" means the Internal Revenue Service of the United States or any successor thereto.

          "Issue" means, with respect to any Letter of Credit, to issue, extend the expiry of, renew or increase the maximum face amount (including by deleting or reducing any scheduled decrease in such maximum face amount) of, such Letter of Credit. The terms "Issued" and "Issuance" shall have a corresponding meaning.

          "Issuer" means (a) Citibank, N.A. and (b) each Lender or Affiliate of a Lender that hereafter becomes an Issuer with the approval of the Administrative Agent and the Borrower by agreeing pursuant to an agreement with and in form and substance satisfactory to the Administrative Agent and the Borrower to be bound by the terms hereof applicable to Issuers.

          "Land" of any Person means all of those plots, pieces or parcels of land now owned, leased or hereafter acquired or leased or purported to be owned, leased or hereafter acquired or leased (including, in respect of the Loan Parties, as reflected in the most recent Financial Statements) by such Person.

          "Landlord Waiver" means a letter in form and substance reasonably acceptable to the Administrative Agent and executed by a landlord in respect of Inventory of the Borrower located at any leased premises of the Borrower providing customary rights to the Administrative Agent pursuant to which such landlord waives any Lien such landlord may have in respect of such Inventory.

          "Leases" means, with respect to any Person, all of those leasehold estates in real property of such Person, as lessee, as such may be amended, supplemented or otherwise modified from time to time.

          "Lender" means the Swing Loan Lender and each other financial institution or other entity that (a) is listed on the signature pages hereof as a "Lender" or (b) from time to time becomes a party hereto by execution of an Assignment and Acceptance.

          "Letter of Credit" means any letter of credit Issued pursuant to
Section 2.4 (Letters of Credit).

          "Letter of Credit Obligations" means, at any time, the Dollar Equivalent of the aggregate of all liabilities at such time of the Borrower to all Issuers with respect to Letters of Credit, whether or not any such liability is contingent, including, without duplication, the sum of (a) the Reimbursement Obligations at such time and (b) the Letter of Credit Undrawn Amounts at such time.

          "Letter of Credit Reimbursement Agreement" has the meaning specified in Section 2.4(a)(v) (Letters of Credit).

          "Letter of Credit Request" has the meaning specified in Section 2.4(c) (Letters of Credit).

          "Letter of Credit Sublimit" means $50,000,000.

          "Letter of Credit Undrawn Amounts" means, at any time, the aggregate undrawn face amount of all Letters of Credit outstanding at such time.

          "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, charge, deposit arrangement, encumbrance, lien (statutory or other), security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever intended to assure payment of any Indebtedness or the performance of any other obligation, including any conditional sale or other title retention agreement, the interest of a lessor under a Capital Lease and any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the UCC or comparable law of any jurisdiction naming the owner of the asset to which such Lien relates as debtor.

          "Liquidity Event Period" means, (a) in the case of Section 6.12, any period (i) beginning on the first date on which the Available Credit is less than $15,000,000, and (ii) ending on the first date on which the Available Credit is greater than $25,000,000 for more than 20 consecutive Business Days, and (b) in the case of Section 5.1, any period (i) beginning on the date that is the fifth consecutive Business Day on which the Available Credit is less than $35,000,000, and (ii) ending on the first date on which the Available Credit is greater than $45,000,000 for more than 20 consecutive Business Days.

          "Loan" means any loan made by any Lender pursuant to this Agreement.

          "Loan Documents" means, collectively, this Agreement, the Revolving Credit Notes (if any), the Guaranty, the Fee Letter, each Letter of Credit Reimbursement Agreement, each Hedging Contract between any Loan Party and any Person that was a Lender or an Affiliate of a Lender at the time it entered into such Hedging Contract, each Cash Management Document, the Collateral Documents and each certificate, agreement or document executed by a Loan Party and delivered to the Administrative Agent or any Lender in connection with or pursuant to any of the foregoing.

          "Loan Party" means each of the Borrower, each Guarantor and each other Subsidiary of the Borrower that executes and delivers a Loan Document.

          "Material Adverse Change" means a material adverse change in any of
(a) the condition (financial or otherwise), business, performance, prospects, operations or properties of (i) for any period prior to the Closing Date, Old WCI and its Subsidiaries taken as a whole, and (ii) for any period after the Closing Date, the Borrower and its Subsidiaries taken as a whole, (b) the legality, validity or enforceability of any Loan Document or any Related Document, (c) the perfection or priority of the Liens granted pursuant to the Collateral Documents, or (d) the ability of the Borrower to repay the Obligations or of the other Loan Parties to perform their respective obligations under the Loan Documents. Notwithstanding anything to the contrary in this Agreement, prior to the CBA Effective Date the following shall not in and of themselves constitute a Material Adverse Change: (i) the Borrower shall not have entered into a new collective bargaining agreement with the United Steel Workers of America, or (ii) there shall have occurred and be continuing a strike, work stoppage, slowdown or lockout, or there shall be pending or threatened any unfair labor practices, grievances, complaints or arbitrations involving the Borrower or any of its Subsidiaries.

          "Material Adverse Effect" means an effect that results in or causes, or could reasonably be expected to result in or cause, a Material Adverse Change.

          "Maximum Credit" means, at any time, (a) the lesser of (i) the Revolving Credit Commitments in effect at such time and (ii) the Borrowing Base at such time minus (b) the aggregate amount of any Availability Reserve in effect at such time.

          "Monthly Available Credit" means, at any time the average daily Available Credit for the immediately preceding calendar month.

          "Moody's" means Moody's Investors Services, Inc.

          "Mortgage Supporting Documents" means, with respect to a Mortgage for a parcel of Real Property, each the following:

          (a) (i) evidence in form and substance reasonably satisfactory to the Administrative Agent that the recording of counterparts of such Mortgage in the recording offices specified in such Mortgage will create a valid and enforceable second priority lien on property described therein in favor of the Administrative Agent for the benefit of the Secured Parties (or in favor of such other trustee as may be required or desired under local law) subject only to (A) Liens permitted under Section 8.2 (Liens, Etc.) and (B) such other Liens as the Administrative Agent may reasonably approve and
     (ii) an opinion of counsel in each state in which any such Mortgage is to be recorded in form and substance and from counsel reasonably satisfactory to the Administrative Agent;

          (b) (i) a mortgagee's title policy (or policies) or marked-up unconditional binder (or binders) for such insurance (or other evidence reasonably acceptable to the Administrative Agent proving ownership thereof) ("Mortgagee's Title Insurance Policy"), dated a date reasonably satisfactory to the Administrative Agent, and shall (A) be in an amount not less than the appraised value (determined by reference to the Initial Appraisals) of such parcel of Real Property, (B) be issued at ordinary rates, (C) insure that the Lien granted pursuant to the Mortgage insured thereby creates a valid first Lien on such parcel of Real Property free and clear of all defects and encumbrances, except for Liens permitted under
     Section 8.2 (Liens, Etc.) and for such defects and encumbrances as may be approved by the Administrative Agent, (D) name the Administrative Agent for the benefit of the Secured Parties as the insured thereunder, (E) be in the form of ALTA Loan Policy - 1992 (or such local equivalent thereof as is reasonably satisfactory to the Administrative Agent), (F) contain a comprehensive lender's endorsement (including, but not limited to, a revolving credit endorsement and a floating rate endorsement), (G) be issued by Chicago Title Insurance Company, First American Title Insurance Company, Lawyers Title Insurance Corporation or any other title company reasonably satisfactory to the Administrative Agent (including any such title companies acting as co-insurers or reinsurers) and (H) be otherwise in form and substance reasonably satisfactory to the Administrative Agent and (ii) a copy of all documents referred to, or listed as exceptions to title, in such title policy (or policies) in each case in form and substance reasonably satisfactory to the Administrative Agent;

          (c) maps or plats of a current as-built survey of such parcel of Real Property certified to and received by (in a manner reasonably satisfactory to each of them) the Administrative Agent and the title insurance company issuing the Mortgagee's Title Insurance Policy for such Mortgage, dated a date reasonably satisfactory to the Administrative Agent and such title insurance company, by an independent professional licensed land surveyor reasonably satisfactory to the Administrative Agent and such title insurance company, which maps or plats and the surveys on which they are based shall be made in form and substance reasonably satisfactory to the Administrative Agent;

          (d) evidence in form and substance reasonably satisfactory to the Administrative Agent that all premiums in respect of each Mortgagee's Title Insurance Policy, all recording fees and stamp, documentary, intangible or mortgage taxes, if any, in connection with the Mortgage have been paid; and

          (e) such other agreements, documents and instruments in form and substance reasonably satisfactory to the Administrative Agent as the Administrative Agent reasonably deems necessary or appropriate to create, register or otherwise perfect, maintain, evidence the existence, substance, form or validity of, or enforce a valid and enforceable first priority lien on such parcel of Real Property in favor of the Administrative Agent for the benefit of the Secured Parties (or in favor of such other trustee as may be required or desired under local law) subject only to (A) Liens permitted under Section 8.2 (Liens, Etc.) and (B) such other Liens as the Administrative Agent may reasonably approve.

          "Mortgagee's Title Insurance Policy" has the meaning specified in the definition of Mortgage Supporting Documents.

          "Mortgages" means the mortgages, deeds of trust or other real estate security documents made or required herein to be made by the Borrower or any other Loan Party, each in form and substance reasonably satisfactory to the Administrative Agent.

          "Multiemployer Plan" means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, to which the Borrower, any of its Subsidiaries or any ERISA Affiliate has any obligation or liability, contingent or otherwise.

          "Net Cash Proceeds" means proceeds received by the Borrower or any of its Subsidiaries after the Closing Date in cash or Cash Equivalents from any (a) Asset Sale, other than an Asset Sale permitted under Section 8.4 (a), (b), (c), (d) or (e) (Sale of Assets), net of (i) the reasonable cash costs of sale, assignment or other disposition, (ii) taxes paid or reasonably estimated to be payable as a result thereof and (iii) any amount required to be paid or prepaid on Indebtedness (other than the Obligations) secured by the assets subject to such Asset Sale, provided, however, that evidence of each of clauses (i), (ii) and (iii) above is provided to the Administrative Agent in form and substance reasonably satisfactory to it, (b) Property Loss Event or (c)(i) Equity Issuance or (ii) any Debt Issuance permitted under Section 8.1(j) or (m) (Indebtedness), in each case net of brokers' and advisors' fees and other costs incurred in connection with such transaction; provided, however, that in the case of this clause (c), evidence of such costs is provided to the Administrative Agent in form and substance reasonably satisfactory to it.

          "New Senior Notes" means the 8% senior secured notes due 2014 issued pursuant to the Indenture.

          "Non-Cash Interest Expense" means, with respect to any Person for any period, the sum of the following amounts to the extent included in the definition of Interest Expense (a) the amount of debt discount and debt issuance costs amortized, (b) charges relating to write-ups or write-downs in the book or carrying value of existing Financial Covenant Debt, (c) interest payable in evidences of Indebtedness or securities or by addition to the principal of the related Indebtedness and (d) other non-cash interest.

          "Non-Consenting Lender" has the meaning specified in Section 11.1(c) (Amendments, Waivers, Etc.).

          "Non-Funding Lender" has the meaning specified in Section 2.2(d) (Borrowing Procedures).

          "Non-U.S. Lender" means each Lender (or the Administrative Agent) that is a Non-U.S. Person.

          "Non-U.S. Person" means any Person that is not a Domestic Person.

          "Noteholders' Second Plan" means the Secured Noteholders' Revised Second Plan of Reorganization under Chapter 11 of the Bankruptcy Code filed with the Bankruptcy Court on May 19, 2005 in connection with Case No. 03-44662, as modified pursuant to the Notices of Modification of Secured Noteholders' Plan of Reorganization under Chapter 11 of the Bankruptcy Code on August 19, 2005, September 8, 2005, September 30, 2005 and October 12, 2005.

          "Noteholders' Modified Plan" means the Secured Noteholders' Second Plan of Reorganization under Chapter 11 of the Bankruptcy Code, dated October 17, 2005 filed with the Bankruptcy Court in connection with Case No. 03-44662, as modified pursuant to the Notices of Modification of Secured Noteholders' Second Plan of Reorganization under Chapter 11 of the Bankruptcy Code filed on December 23, 2005, December 27, 2005, January 17, 2006 and January 25, 2006 in connection with Case No. 05-81439, as may be further amended from time to time.

          "Notice of Borrowing" has the meaning specified in Section 2.2(a) (Borrowing Procedures).

          "Notice of Conversion or Continuation" has the meaning specified in
Section 2.11(a) (Conversion/Continuation Option).

          "Obligations" means the Loans, the Letter of Credit Obligations and all other amounts, obligations, covenants and duties owing by the Borrower to the Administrative Agent, any Lender, any Issuer, any Affiliate of any of them or any Indemnitee, of every type and description (whether by reason of an extension of credit, opening or amendment of a letter of credit or payment of any draft drawn or other payment thereunder, loan, guaranty, indemnification, foreign exchange or currency swap transaction, interest rate hedging transaction or otherwise), present or future, arising under this Agreement, any other Loan Document (including Cash Management Documents and Hedging Contracts that are Loan Documents), whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired and whether or not evidenced by any note, guaranty or other instrument or for the payment of money, including all letter of credit, cash management and other fees, interest, charges, expenses, attorneys' fees and disbursements, Cash Management Obligations and other sums chargeable to the Borrower under this Agreement, any other Loan Document (including Cash Management Documents and Hedging Contracts that are Loan Documents) and all obligations of the Borrower under any Loan Document to provide cash collateral for any Letter of Credit Obligation.

          "Old WCI" means WCI Steel, Inc., an Ohio corporation.

          "Order" means a confirmation order under Section 1129 of the Bankruptcy Code and/or Section 363 of the Bankruptcy Code, in each case, on terms and conditions reasonably satisfactory to the Administrative Agent confirming the Noteholders' Second Plan.

          "Orderly Liquidation Value" means, by reference to the most recent Appraisal of such inventory received by the Administrative Agent, the orderly liquidation value (net of costs and expenses incurred in connection with liquidation) of such inventory.

          "Patriot Act" means the USA Patriot Act of 2001 (31 U.S.C. 5318 et seq.).

          "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.

          "Permit" means any permit, approval, authorization, license, variance or permission required from a Governmental Authority under an applicable Requirement of Law.

          "Permitted Holders" means Harbinger.

          "Permitted Refinancing" means renewals, extensions, refinancings and refundings of Indebtedness permitted by Section 8.1 (Indebtedness) that (a) are in an aggregate principal amount not greater than the principal amount of, and is on terms no less favorable to the Borrower or any Subsidiary of the Borrower obligated thereunder and (b) have a weighted average maturity and final maturity (measured as of the date of such renewal, refinancing, extension or refunding) no shorter than that of such Indebtedness.

          "Person" means an individual, partnership, corporation (including a business trust), joint stock company, estate, trust, limited liability company, unincorporated association, joint venture or other entity or a Governmental Authority.

          "Pledge and Security Agreement" means an agreement, in substantially the form of Exhibit I (Form of Pledge and Security Agreement), executed by the Borrower and each Guarantor.

          "Pledged Debt Instruments" has the meaning specified in the Pledge and Security Agreement.

          "Pledged Stock" has the meaning specified in the Pledge and Security Agreement.

          "Pro Forma Basis" means, with respect to any determination for any period, that such determination shall be made giving pro forma effect to each acquisition consummated during such period, together with all transactions relating thereto consummated during such period (including any incurrence, assumption, refinancing or repayment of Indebtedness), as if such acquisition and related transactions had been consummated on the first day of such period, in each case based on historical results accounted for in accordance with GAAP and, to the extent applicable, reasonable assumptions that are specified in reasonable detail in the relevant Compliance Certificate, Financial Statement or other document provided to the Administrative Agent or any Lender in connection herewith in accordance with Regulation S-X of the Securities Act of 1933.

          "Proceeds" has the meaning given to such term in the UCC.

          "Projections" means those financial projections distributed to the Lenders in the Confidential Information Memorandum dated April 4, 2006, covering the fiscal years ending in 2006 through 2010 inclusive.

          "Property Loss Event" means (a) any loss of or damage to property of the Borrower or any of its Subsidiaries that results in the receipt by such Person of proceeds of insurance whose Dollar Equivalent exceeds $2,500,000 (individually or in the aggregate) or (b) any taking of property of the Borrower or any of its Subsidiaries that results in the receipt by such Person of a compensation payment in respect thereof whose Dollar Equivalent exceeds $2,500,000 (individually or in the aggregate).

          "Protective Advances" means all expenses, disbursements and advances incurred by the Administrative Agent pursuant to the Loan Documents after the occurrence and during the continuance of an Event of Default that the Administrative Agent, in its sole discretion, deems necessary or desirable to preserve or protect the Collateral or any portion thereof or to enhance the likelihood, or maximize the amount, of repayment of the Obligations.

          "Purchasing Lender" has the meaning specified in Section 11.7(a) (Sharing of Payments, Etc.).

          "Ratable Portion" or (other than in the expression "equally and ratably") "ratably" means, with respect to any Revolving Credit Lender, the percentage obtained by dividing (a) the Revolving Credit Commitment of such Revolving Credit Lender by (b) the aggregate Revolving Credit Commitments of all Revolving Credit Lenders (or, at any time after the Revolving Credit Termination Date, the percentage obtained by dividing the aggregate outstanding principal balance of the Revolving Credit Outstandings owing to such Revolving

Credit Lender by the aggregate outstanding principal balance of the Revolving Credit Outstandings owing to all Revolving Credit Lenders).

          "Real Property" of any Person means the Land of such Person, together with the right, title and interest of such Person, if any, in and to the streets, the Land lying in the bed of any streets, roads or avenues, opened or proposed, in front of, the air space and development rights pertaining to the Land and the right to use such air space and development rights, all rights of way, privileges, liberties, tenements, hereditaments and appurtenances belonging or in any way appertaining thereto, all fixtures, all easements now or hereafter benefiting the Land and all royalties and rights appertaining to the use and enjoyment of the Land, including all alley, vault, drainage, mineral, water, oil and gas rights, together with all of the buildings and other improvements now or hereafter erected on the Land and any fixtures appurtenant thereto.

          "Register" has the meaning specified in Section 2.7(b) (Evidence of Debt).

          "Reimbursement Date" has the meaning specified in Section 2.4(h) (Letters of Credit).

          "Reimbursement Obligations" means, as and when matured, the obligation of the Borrower to pay, on the date payment is made or scheduled to be made to the beneficiary under each such Letter of Credit (or at such other date as may be specified in the applicable Letter of Credit Reimbursement Agreement) and in the currency drawn (or in such other currency as may be specified in the applicable Letter of Credit Reimbursement Agreement), all amounts of each drafts and other requests for payments drawn under Letters of Credit, and all other matured reimbursement or repayment obligations of the Borrower to any Issuer with respect to amounts drawn under Letters of Credit.

          "Related Documents" means the Indenture and each other document and instrument executed with respect to either thereof.

          "Release" means, with respect to any Person, any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration, in each case, of any Contaminant into the indoor or outdoor environment or into or out of any property owned, leased or operated by such Person, including the movement of Contaminants through or in the air, soil, surface water, ground water or property.

          "Remedial Action" means all actions required under or taken pursuant to Environmental Laws to (a) clean up, remove, treat or in any other way address any Contaminant in the indoor or outdoor environment, (b) prevent the Release or threat of Release or minimize the further Release so that a Contaminant does not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment or (c) perform pre-remedial studies and investigations and post-remedial monitoring and care.

          "Requirement of Law" means, with respect to any Person, the common law and all federal, state, local and foreign laws, treaties, rules and regulations, orders, judgments, decrees and other determinations of, concessions, grants, franchises, licenses and other Contractual Obligations with, any Governmental Authority or arbitrator, applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "Requisite Lenders" means, collectively, Revolving Credit Lenders having more than fifty percent (50%) of the aggregate outstanding amount of the Revolving Credit Commitments or, after the Revolving Credit Termination Date, more than fifty percent (50%) of the aggregate Revolving Credit Outstandings. A Non-Funding Lender shall not be included in the calculation of "Requisite Lenders."

          "Responsible Officer" means, with respect to any Person, any of the principal executive officers, managing members or general partners of such Person or such other person as the Board of Directors, or other equivalent body, of such Person, shall designate as such hereunder.

          "Restricted Payment" means (a) any dividend, distribution or any other payment whether direct or indirect, on account of any Stock or Stock Equivalent of the Borrower or any of its Subsidiaries now or hereafter outstanding and (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Stock or Stock Equivalent of the Borrower or any of its Subsidiaries now or hereafter outstanding.

          "Restricted Payments Basket" means, at any time, an amount equal to the sum of (i) 100% of the Net Cash Proceeds of any Equity Issuances made after the Closing Date and (ii) 75% of the Net Cash Proceeds of any issuance of Subordinated Debt after the Closing Date to the extent permitted under Section 8.1(m). The Restricted Payments Basket shall be zero on the Closing Date.

          "Revolving Credit Commitment" means, with respect to each Revolving Credit Lender, the commitment of such Revolving Credit Lender to make Revolving Loans and acquire interests in other Revolving Credit Outstandings in the aggregate principal amount outstanding not to exceed the amount set forth opposite such Revolving Credit Lender's name on Schedule I (Revolving Credit Commitments) under the caption "Revolving Credit Commitment," as amended to reflect each Assignment and Acceptance executed by such Revolving Credit Lender and as such amount may be reduced pursuant to this Agreement.

          "Revolving Credit Lender" means each Lender other than the Swing Loan Lender.

          "Revolving Credit Note" means a promissory note of the Borrower payable to the order of any Revolving Credit Lender in a principal amount equal to the amount of such Revolving Credit Lender's Revolving Credit Commitment evidencing the aggregate Indebtedness of the Borrower to such Revolving Credit Lender resulting from the Revolving Loans owing to such Revolving Credit Lender.

          "Revolving Credit Outstandings" means, at any particular time, the sum of (a) the principal amount of the Revolving Loans outstanding at such time, (b) the Letter of Credit Obligations outstanding at such time and (c) the principal amount of the Swing Loans outstanding at such time.

          "Revolving Credit Termination Date" shall mean the earliest of (a) the Scheduled Termination Date, (b) the date of termination of all of the Revolving Credit Commitments pursuant to Section 2.5 (Reduction and Termination of the Revolving Credit Commitments) and (c) the date on which the Obligations become due and payable pursuant to Section 9.2 (Remedies).

          "Revolving Loan" has the meaning specified in Section 2.1 (The Revolving Credit Commitments).

          "S&P" means Standard & Poor's Rating Services.

          "Sarbanes-Oxley Act" means the United States Sarbanes-Oxley Act of
2002.

          "Scheduled Termination Date" means the 5th anniversary of the Closing Date.

          "Secured Obligations" means, in the case of the Borrower, the Obligations and, in the case of any other Loan Party, the obligations of such Loan Party under the Guaranty and the other Loan Documents to which it is a party.

          "Secured Parties" means the Lenders, the Issuers, the Administrative Agent and any other holder of any Secured Obligation.

          "Securities Account" has the meaning given to such term in the UCC.

          "Securities Account Control Agreement" has the meaning specified in the Pledge and Security Agreement.

          "Securities Intermediary" has the meaning given to such term in the UCC.

          "Security" means any Stock, Stock Equivalent, voting trust certificate, bond, debenture, note or other evidence of Indebtedness, whether secured, unsecured, convertible or subordinated, or any certificate of interest, share or participation in, any temporary or interim certificate for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing, but shall not include any evidence of the Obligations.

          "Selling Lender" has the meaning specified in Section 11.7(a) (Sharing of Payments, Etc.).

          "Series A Preferred Stock" means the Series A Convertible Preferred Stock of the Borrower having a par value of $0.0001 per share.

          "Solvent" means, with respect to any Person as of any date of determination, that, as of such date, (a) the value of the assets of such Person (both at fair value and present fair saleable value) is greater than the total amount of liabilities (including contingent and unliquidated liabilities) of such Person, (b) such Person is able to pay all liabilities of such Person as such liabilities mature and (c) such Person does not have unreasonably small capital. In computing the amount of contingent or unliquidated liabilities at any time, such liabilities shall be computed at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

          "Special Purpose Vehicle" means any special purpose funding vehicle identified as such in writing by any Lender to the Administrative Agent.

          "Standby Letter of Credit" means any Letter of Credit that is not a Documentary Letter of Credit.


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

          "Stock" means shares of capital stock (whether denominated as common stock or preferred stock), beneficial, partnership or membership interests, participations or other equity equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity, whether voting or non-voting.

          "Stock Equivalents" means all securities convertible into or exchangeable for Stock and all warrants, options or other rights to purchase or subscribe for any Stock, whether or not presently convertible, exchangeable or exercisable.

          "Subordinated Debt" has the meaning specified in Section 8.1(m) (Indebtedness).

          "Subsidiary" means, with respect to any Person, any corporation, partnership, limited liability company or other business entity of which an aggregate of 50% or more of the outstanding Voting Stock is, at the time, directly or indirectly, owned or controlled by such Person or one or more Subsidiaries of such Person.

          "Subsidiary Guarantor" means each Subsidiary of the Borrower party to or that becomes party to the Guaranty.

          "Substitute Institution" has the meaning specified in Section 2.17(a) (Substitution of Lenders).

          "Substitution Notice" has the meaning specified in Section 2.17(a) (Substitution of Lenders).

          "Swing Loan" has the meaning specified in Section 2.3 (Swing Loans).

          "Swing Loan Lender" means Citicorp or any other Revolving Credit Lender that becomes the Administrative Agent or agrees, with the approval of the Administrative Agent and the Borrower, to act as the Swing Loan Lender hereunder, in each case in its capacity as the Swing Loan Lender hereunder.

          "Swing Loan Request" has the meaning specified in Section 2.3(b) (Swing Loans).

          "Swing Loan Sublimit" means $15,000,000.

          "Syndication Completion Date" means the date upon which the Arranger determines in its sole discretion that there has been a successful syndication of the Loans and Revolving Credit Commitments.

          "Synthetic Lease" means a transaction that is treated as a lease for accounting purposes and maintained "off-balance sheet" in accordance with GAAP and is treated as a loan for purposes of federal corporate income taxes.

          "Tax Affiliate" means, with respect to any Person, (a) any Subsidiary of such Person and (b) any Affiliate of such Person with which such Person files or is eligible to file consolidated, combined or unitary tax returns, provided, however, that notwithstanding the foregoing, for the purposes of Section 4.8(b) (Taxes), Harbinger shall not be deemed to be a Tax Affiliate of the Borrower.


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

          "Tax Return" has the meaning specified in Section 4.8(a) (Taxes).

          "Taxes" has the meaning specified in Section 2.16(a) (Taxes).

          "Title IV Plan" means a pension plan, other than a Multiemployer Plan, covered by Title IV of ERISA and to which the Borrower any of its Subsidiaries or any ERISA Affiliate has any obligation or liability, contingent or otherwise.

          "UCC" has the meaning specified in the Pledge and Security Agreement.

          "Unfunded Pension Liability" means, with respect to the Borrower or any of its Subsidiaries at any time, the sum of (a) the amount, if any, by which the present value of all accrued benefits under each Title IV Plan (other than any Title IV Plan subject to Section 4063 of ERISA) exceeds the fair market value of all assets of such Title IV Plan allocable to such benefits in accordance with Title IV of ERISA, as determined as of the most recent valuation date for such Title IV Plan using the actuarial assumptions in effect under such Title IV Plan, (b) the aggregate amount of withdrawal liability that could be assessed under Section 4063 with respect to each Title IV Plan subject to such section, separately calculated for each such Title IV Plan as of its most recent valuation date and (c) for a period of five years following a transaction reasonably likely to be covered by Section 4069 of ERISA, the liabilities (whether or not accrued) that could be avoided by the Borrower, any of its Subsidiaries or any ERISA Affiliate as a result of such transaction.

          "Unrestricted Cash" means Cash and Cash Equivalents of the Borrower and the Subsidiary Guarantors that are not subject to any Lien or other restriction, including any restriction on the payment of such Cash to the Borrower (as a dividend, distribution or otherwise).

          "Unused Commitment Fee" has the meaning specified in Section 2.12(a)
(Fees).

          "Updated Appraisal" means each appraisal (other than the Initial Appraisals) that is conducted after the Closing Date pursuant to Section 6.12(b) (Borrowing Base Determination) for purpose of determining the Borrowing Base, in form and substance to the Administrative Agent and performed by an appraiser that is satisfactory to the Administrative Agent.

          "U.S. Lender" means each Lender or Issuer (or the Administrative Agent) that is a Domestic Person.

          "Voting Stock" means Stock of any Person having ordinary power to vote in the election of members of the board of directors, managers, trustees or other controlling Persons, of such Person (irrespective of whether, at the time, Stock of any other class or classes of such entity shall have or might have voting power by reason of the happening of any contingency).

          "Wholly-Owned Subsidiary" of any Person means any Subsidiary of such Person, all of the Stock of which (other than director's qualifying shares, as may be required by law) is owned by such Person, either directly or indirectly through one or more Wholly-Owned Subsidiaries of such Person.

          "Withdrawal Liability" means, with respect to the Borrower or any of its Subsidiaries at any time, the aggregate liability incurred (whether or not assessed) with respect to all Multiemployer Plans pursuant to Section 4201 of ERISA or for increases in contributions required to be made pursuant to Section 4243 of ERISA.

          SECTION 1.2 COMPUTATION OF TIME PERIODS

          In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding" and the word "through" means "to and including."

          SECTION 1.3 ACCOUNTING TERMS AND PRINCIPLES

          (a) Except as set forth below, all accounting terms not specifically defined herein shall be construed in conformity with GAAP and all accounting determinations required to be made pursuant hereto (including for purpose of measuring compliance with Article V (Financial Covenants)) shall, unless expressly otherwise provided herein, be made in conformity with GAAP.

          (b) If any change in the accounting principles used in the preparation of the most recent Financial Statements referred to in Section 6.1 (Financial Statements) is hereafter required or permitted by the rules, regulations, pronouncements and opinions of the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or any successors thereto) and such change is adopted by the Borrower with the agreement of the Borrower's Accountants and results in a change in any of the calculations required by
Article V (Financial Covenants) or VIII (Negative Covenants) that would not have resulted had such accounting change not occurred, the parties hereto agree to enter into negotiations in order to amend such provisions so as to equitably reflect such change such that the criteria for evaluating compliance with such covenants by the Borrower shall be the same after such change as if such change had not been made; provided, however, that no change in GAAP that would affect a calculation that measures compliance with any covenant contained in Article V (Financial Covenants) or VIII (Negative Covenants) shall be given effect until such provisions are amended to reflect such changes in GAAP.

          (c) For purposes of making any of the financial covenant calculations required by this Agreement to be made by the Borrower and its Subsidiaries, all components of such calculations for any fiscal period or portion thereof occurring prior to the Closing Date shall be calculated by reference to the financial performance of Old WCI.

          SECTION 1.4 CONVERSION OF FOREIGN CURRENCIES

          (a) Financial Covenant Debt. Financial Covenant Debt denominated in any currency other than Dollars shall be calculated using the Dollar Equivalent thereof as of the date of the Financial Statements on which such Financial Covenant Debt is reflected.

          (b) Dollar Equivalents. The Administrative Agent shall determine the Dollar Equivalent of any amount as required hereby, and a determination thereof by the Administrative Agent shall be conclusive absent manifest error. The Administrative Agent may, but shall not be obligated to, rely on any determination made by any Loan Party in any document delivered to the Administrative Agent. The Administrative Agent may determine the Dollar Equivalent of any amount on any date either in its own discretion or upon the request of any Lender or Issuer.

          (c) Rounding-Off. The Administrative Agent may set up appropriate rounding off mechanisms or otherwise round-off amounts hereunder to the nearest higher or lower amount in whole Dollar or cent to ensure amounts owing by any party hereunder or that otherwise need to be calculated or converted hereunder are expressed in whole Dollars or in whole cents, as may be necessary or appropriate.

          SECTION 1.5 CERTAIN TERMS

          (a) The terms "herein," "hereof," "hereto" and "hereunder" and similar terms refer to this Agreement as a whole and not to any particular Article, Section, subsection or clause in, this Agreement.

          (b) Unless otherwise expressly indicated herein, (i) references in this Agreement to an Exhibit, Schedule, Article, Section, clause or sub-clause refer to the appropriate Exhibit or Schedule to, or Article, Section, clause or sub-clause in this Agreement and (ii) the words "above" and "below", when following a reference to a clause or a sub-clause of any Loan Document, refer to a clause or sub-clause within, respectively, the same Section or clause.

          (c) Each agreement defined in this Article I shall include all appendices, exhibits and schedules thereto. Unless the prior written consent of the Requisite Lenders is required hereunder for an amendment, restatement, supplement or other modification to any such agreement and such consent is not obtained, references in this Agreement to such agreement shall be to such agreement as so amended, restated, supplemented or modified.

          (d) References in this Agreement to any statute shall be to such statute as amended or modified from time to time and to any successor legislation thereto, in each case as in effect at the time any such reference is operative.

          (e) The term "including" when used in any Loan Document means "including without limitation" except when used in the computation of time periods.

          (f) The terms "Lender," "Issuer" and "Administrative Agent" include, without limitation, their respective successors.

          (g) Upon the appointment of any successor Administrative Agent pursuant to Section 10.7 (Successor Administrative Agent), references to Citicorp in Section 10.4 (The Administrative Agent Individually) and to Citibank in the definitions of Base Rate, Dollar Equivalent and Eurodollar Rate shall be deemed to refer to the financial institution then acting as the Administrative Agent or one of its Affiliates if it so designates.

                                   ARTICLE II

                                  THE FACILITY

          SECTION 2.1 THE REVOLVING CREDIT COMMITMENTS

          On the terms and subject to the conditions contained in this Agreement, each Revolving Credit Lender severally agrees to make loans in Dollars (each a "Revolving Loan") to the Borrower from time to time on any Business Day during the period from the date hereof until the Revolving Credit Termination Date in an aggregate principal amount at any time outstanding for all such loans by such Revolving Credit Lender not to exceed such Revolving Credit Lender's Revolving Credit Commitment; provided, however, that at no time shall any Revolving Credit Lender be obligated to make a Revolving Loan in excess of such Revolving Credit Lender's Ratable Portion of the Available Credit. Within the limits of the Revolving Credit Commitment of each Revolving Credit Lender, amounts of Revolving Loans repaid may be reborrowed under this Section 2.1.

          SECTION 2.2 BORROWING PROCEDURES

          (a) Each Borrowing shall be made on notice given by the Borrower to the Administrative Agent not later than 11:00 a.m. (New York time) (i) one Business Day, in the case of a Borrowing of Base Rate Loans, and (ii) three Business Days, in the case of a Borrowing of Eurodollar Rate Loans, prior to the date of the proposed Borrowing. Each such notice shall be in substantially the form of Exhibit C (Form of Notice of Borrowing) (a "Notice of Borrowing"), specifying (A) the date of such proposed Borrowing, (B) the aggregate amount of such proposed Borrowing, (C) whether any portion of the proposed Borrowing will be of Base Rate Loans or Eurodollar Rate Loans, (D) the initial Interest Period or Periods for any such Eurodollar Rate Loans and (E) the Available Credit (after giving effect to the proposed Borrowing). The Revolving Loans shall be made as Base Rate Loans unless, subject to Section 2.14 (Special Provisions Governing Eurodollar Rate Loans), the Notice of Borrowing specifies that all or a portion thereof shall be Eurodollar Rate Loans. Notwithstanding anything to the contrary contained in Section 2.3(a) (Swing Loans), if any Notice of Borrowing requests a Borrowing of Base Rate Loans, the Administrative Agent may make a Swing Loan available to the Borrower in an aggregate amount not to exceed such proposed Borrowing, and the aggregate amount of the corresponding proposed Borrowing shall be reduced accordingly by the principal amount of such Swing Loan. Each Borrowing shall be in an aggregate amount of not less than $1,000,000 or an integral multiple of $1,000,000 in excess thereof.

          (b) The Administrative Agent shall give to each Revolving Credit Lender prompt notice of the Administrative Agent's receipt of a Notice of Borrowing and, if Eurodollar Rate Loans are properly requested in such Notice of Borrowing, the applicable interest rate determined pursuant to Section 2.14(a) (Determination of Interest Rate). Each Revolving Credit Lender shall, before 11:00 a.m. (New York time) on the date of the proposed Borrowing, make available to the Administrative Agent at its address referred to in Section 11.8 (Notices, Etc.), in immediately available funds, such Revolving Credit Lender's Ratable Portion of such proposed Borrowing. Upon fulfillment (or due waiver in accordance with Section 11.1 (Amendments, Waivers, Etc.)) (i) on the Closing Date, of the applicable conditions set forth in Section 3.1 (Conditions Precedent to Initial Loans and Letters of Credit) and (ii) at any time (including the Closing Date), of the applicable conditions set forth in Section
3.2 (Conditions Precedent to Each Loan and Letter of Credit), and after the Administrative Agent's receipt of such funds, the Administrative Agent shall make such funds available to the Borrower.

          (c) Unless the Administrative Agent shall have received notice from a Revolving Credit Lender prior to the date of any proposed Borrowing that such Revolving Credit Lender will not make available to the Administrative Agent such Revolving Credit Lender's Ratable Portion of such Borrowing (or any portion thereof), the Administrative Agent may assume that such Revolving Credit Lender has made such Ratable Portion available to the Administrative Agent on the date of such Borrowing in accordance with this Section 2.2 and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on


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

such date a corresponding amount. If and to the extent that such Revolving Credit Lender shall not have so made such Ratable Portion available to the Administrative Agent, such Revolving Credit Lender and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Borrower, the interest rate applicable at the time to the Loans comprising such Borrowing and
(ii) in the case of such Revolving Credit Lender, the Federal Funds Rate for the first Business Day and thereafter at the interest rate applicable at the time to the Loans comprising such Borrowing. If such Revolving Credit Lender shall repay to the Administrative Agent such corresponding amount, such corresponding amount so repaid shall constitute such Revolving Credit Lender's Loan as part of such Borrowing for purposes of this Agreement. If the Borrower shall repay to the Administrative Agent such corresponding amount, such payment shall not relieve such Revolving Credit Lender of any obligation it may have hereunder to the Borrower.

          (d) The failure of any Revolving Credit Lender to make on the date specified any Loan or any payment required by it (such Lender being a "Non-Funding Lender"), including any payment in respect of its participation in Swing Loans and Letter of Credit Obligations, shall not relieve any other Revolving Credit Lender of its obligations to make such Loan or payment on such date but no such other Revolving Credit Lender shall be responsible for the failure of any Non-Funding Lender to make a Loan or payment required under this Agreement.

          SECTION 2.3 SWING LOANS

          (a) On the terms and subject to the conditions contained in this Agreement, the Swing Loan Lender may, in its sole discretion, make, in Dollars, loans (each a "Swing Loan") otherwise available to the Borrower under the Facility from time to time on any Business Day during the period from the date hereof until the Revolving Credit Termination Date in an aggregate principal amount at any time outstanding (together with the aggregate outstanding principal amount of any other Loan made by the Swing Loan Lender hereunder in its capacity as a Lender or the Swing Loan Lender) not to exceed the Swing Loan Sublimit; provided, however, that at no time shall the Swing Loan Lender make any Swing Loan to the extent that, after giving effect to such Swing Loan, the aggregate Revolving Credit Outstandings would exceed the Maximum Credit. Each Swing Loan shall be a Base Rate Loan and must be repaid in full within seven days after its making or, if sooner, upon any Borrowing hereunder and shall in any event mature no later than the Revolving Credit Termination Date. Within the limits set forth in the first sentence of this clause (a), amounts of Swing Loans repaid may be reborrowed under this clause (a).

          (b) In order to request a Swing Loan, the Borrower shall telecopy (or forward by electronic mail or similar means) to the Administrative Agent a duly completed request in substantially the form of Exhibit D (Form of Swing Loan Request), setting forth the requested amount and date of such Swing Loan (a "Swing Loan Request"), to be received by the Administrative Agent not later than 1:00 p.m. (New York time) on the day of the proposed borrowing. The Administrative Agent shall promptly notify the Swing Loan Lender of the details of the requested Swing Loan. Subject to the terms of this Agreement, the Swing Loan Lender may make a Swing Loan available to the Administrative Agent and, in turn, the Administrative Agent shall make such amounts available to the Borrower on the date of the relevant Swing Loan Request. The Swing Loan Lender shall not make any Swing Loan in the period commencing on the first Business Day after it receives written notice from the Administrative Agent or any

Revolving Credit Lender that one or more of the conditions precedent contained in Section 3.2 (Conditions Precedent to Each Loan and Letter of Credit) shall not on such date be satisfied, and ending when such conditions are satisfied. Except as set forth in Section 2.3(a), the Swing Loan Lender shall not otherwise be required to determine that, or take notice whether, the conditions precedent set forth in Section 3.2 (Conditions Precedent to Each Loan and Letter of Credit) have been satisfied in connection with the making of any Swing Loan.

          (c) The Swing Loan Lender shall notify the Administrative Agent in writing (which writing may be a telecopy or electronic mail) weekly, by no later than 10:00 a.m. (New York time) on the first Business Day of each week, of the aggregate principal amount of its Swing Loans then outstanding.

          (d) The Swing Loan Lender may demand at any time that each Revolving Credit Lender pay to the Administrative Agent, for the account of the Swing Loan Lender, in the manner provided in clause (e) below, such Revolving Credit Lender's Ratable Portion of all or a portion of the outstanding Swing Loans, which demand shall be made through the Administrative Agent, shall be in writing and shall specify the outstanding principal amount of Swing Loans demanded to be paid.

          (e) The Administrative Agent shall forward each notice referred to in clause (c) above and each demand referred to in clause (d) above to each Revolving Credit Lender on the day such notice or such demand is received by the Administrative Agent (except that any such notice or demand received by the Administrative Agent after 2:00 p.m. (New York time) on any Business Day or any such demand received on a day that is not a Business Day shall not be required to be forwarded to the Revolving Credit Lenders by the Administrative Agent until the next succeeding Business Day), together with a statement prepared by the Administrative Agent specifying the amount of each Revolving Credit Lender's Ratable Portion of the aggregate principal amount of the Swing Loans stated to be outstanding in such notice or demanded to be paid pursuant to such demand, and, notwithstanding whether or not the conditions precedent set forth in Sections 3.2 (Conditions Precedent to Each Loan and Letter of Credit) and 2.1 (The Revolving Credit Commitments) shall have been satisfied (which conditions precedent the Revolving Credit Lenders hereby irrevocably waive), each Revolving Credit Lender shall, before 11:00 a.m. (New York time) on the Business Day next succeeding the date of such Revolving Credit Lender's receipt of such notice or demand, make available to the Administrative Agent, in immediately available funds, for the account of the Swing Loan Lender, the amount specified in such statement. Upon such payment by a Revolving Credit Lender, such Revolving Credit Lender shall, except as provided in clause (f) below, be deemed to have made a Revolving Loan to the Borrower. The Administrative Agent shall use such funds to repay the Swing Loans to the Swing Loan Lender. To the extent that any Revolving Credit Lender fails to make such payment available to the Administrative Agent for the account of the Swing Loan Lender, the Borrower shall repay such Swing Loan on demand.

          (f) Upon the occurrence of a Default under Section 9.1(f) (Events of Default), each Revolving Credit Lender shall acquire, without recourse or warranty, an undivided participation in each Swing Loan otherwise required to be repaid by such Revolving Credit Lender pursuant to clause (e) above, which participation shall be in a principal amount equal to such Revolving Credit Lender's Ratable Portion of such Swing Loan, by paying to the Swing Loan Lender on the date on which such Revolving Credit Lender would otherwise have been required to make a payment in respect of such Swing Loan pursuant to clause (e) above, in immediately available funds, an amount equal to such Revolving Credit Lender's Ratable Portion of such Swing Loan. If all or part of such amount is not in fact made available by such Revolving Credit Lender to the Swing Loan Lender on such date, the Swing Loan Lender shall be entitled to recover any such unpaid amount on demand from such Revolving Credit Lender together with interest accrued from such date at the Federal Funds Rate for the first Business Day after such payment was due and thereafter at the rate of interest then applicable to Base Rate Loans.

          (g) From and after the date on which any Revolving Credit Lender (i) is deemed to have made a Revolving Loan pursuant to clause (e) above with respect to any Swing Loan or (ii) purchases an undivided participation interest in a Swing Loan pursuant to clause (f) above, the Swing Loan Lender shall promptly distribute to such Revolving Credit Lender such Revolving Credit Lender's Ratable Portion of all payments of principal of and interest received by the Swing Loan Lender on account of such Swing Loan other than those received from a Revolving Credit Lender pursuant to clause (e) or (f) above.

          SECTION 2.4 LETTERS OF CREDIT

          (a) On the terms and subject to the conditions contained in this Agreement, each Issuer agrees to Issue at the request of the Borrower and for the account of the Borrower one or more Letters of Credit from time to time on any Business Day during the period commencing on the Closing Date and ending on the earlier of the Revolving Credit Termination Date and 30 days prior to the Scheduled Termination Date; provided, however, that no Issuer shall be under any obligation to Issue (and, upon the occurrence of any of the events described in clauses (ii), (iii), (iv), and (v)(A) below, shall not Issue) any Letter of Credit upon the occurrence of any of the following:

               (i) any order, judgment or decree of any Governmental Authority or arbitrator shall purport by its terms to enjoin or restrain such Issuer from Issuing such Letter of Credit or any Requirement of Law applicable to such Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such Issuer shall prohibit, or request that such Issuer refrain from, the Issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuer with respect to such Letter of Credit any restriction or reserve or capital requirement (for which such Issuer is not otherwise compensated) not in effect on the date of this Agreement or result in any unreimbursed loss, cost or expense that was not applicable, in effect or known to such Issuer as of the date of this Agreement and that such Issuer in good faith deems material to it;

               (ii) such Issuer shall have received any written notice of the type described in clause (d) below;

               (iii) after giving effect to the Issuance of such Letter of Credit, the aggregate Revolving Credit Outstandings would exceed the Maximum Credit at such time;

               (iv) after giving effect to the Issuance of such Letter of Credit, the sum of (i) the Dollar Equivalents of the Letter of Credit Undrawn Amounts at such time and (ii) the Dollar Equivalents of the Reimbursement Obligations at such time exceeds the Letter of Credit Sublimit; or

               (v) (A) any fees due in connection with a requested Issuance have not been paid, (B) such Letter of Credit is requested to be Issued in a form that is not acceptable to such Issuer or (C) the Issuer for such Letter of Credit shall not have received, in form and substance reasonably acceptable to it and, if applicable, duly executed by such Borrower, applications, agreements and other documentation (collectively, a "Letter of Credit Reimbursement Agreement") such Issuer generally employs in the ordinary course of its business for the Issuance of letters of credit of the type of such Letter of Credit.

None of the Lenders (other than the Issuers in their capacity as such) shall have any obligation to Issue any Letter of Credit.

          (b) In no event shall the expiration date of any Letter of Credit be more than one year after the date of issuance thereof; provided, however, that any Letter of Credit with a term less than or equal to one year may provide for the renewal thereof for additional periods less than or equal to one year, as long as, on or before the expiration of each such term and each such period, the Borrower and the Issuer of such Letter or Credit shall have the option to prevent such renewal; and provided, further, that, for any Letter of Credit having an expiration date after the Scheduled Termination Date, the Borrower agrees to deliver to the Administrative Agent on or prior to the Scheduled Termination Date a letter of credit or letters of credit in form and substance acceptable to the Administrative Agent and issued by a bank acceptable to the Administrative Agent, in each case in its sole discretion, and/or cash collateral in an amount equal to 105% of the maximum drawable amount of any such Letter of Credit.

          (c) In connection with the Issuance of each Letter of Credit, the Borrower shall give the relevant Issuer and the Administrative Agent at least two Business Days' prior written notice, in substantially the form of Exhibit E (Form of Letter of Credit Request) (or in such other written or electronic form as is acceptable to the Issuer), of the requested Issuance of such Letter of Credit (a "Letter of Credit Request"). Such notice shall be irrevocable and shall specify the Issuer of such Letter of Credit, the currency of issuance and face amount of the Letter of Credit requested, the date of Issuance of such requested Letter of Credit, the date on which such Letter of Credit is to expire (which date shall be a Business Day) and, in the case of an issuance, the Person for whose benefit the requested Letter of Credit is to be issued. Such notice, to be effective, must be received by the relevant Issuer and the Administrative Agent not later than 11:00 a.m. (New York time) on the second Business Day prior to the requested Issuance of such Letter of Credit.

          (d) Subject to the satisfaction of the conditions set forth in this
Section 2.4, the relevant Issuer shall, on the requested date, Issue a Letter of Credit on behalf of the Borrower in accordance with such Issuer's usual and customary business practices. No Issuer shall Issue any Letter of Credit in the period commencing on the first Business Day after it receives written notice from any Revolving Credit Lender that one or more of the conditions precedent contained in Section 3.2 (Conditions Precedent to Each Loan and Letter of Credit) or clause (a) above (other than those conditions set forth in clauses
(a)(i), (a)(v)(B) and (C) above and, to the extent such clause relates to fees owing to the Issuer of such Letter of Credit and its Affiliates, clause (a)(v) and (A) above) are not on such date satisfied or duly waived and ending when such conditions are satisfied or duly waived. No Issuer shall otherwise be required to determine that, or take notice whether, the conditions precedent set forth in Section 3.2 (Conditions Precedent to Each Loan and Letter of Credit) have been satisfied in connection with the Issuance of any Letter of Credit.

          (e) The Borrower agrees that, if requested by the Issuer of any Letter of Credit, it shall execute a Letter of Credit Reimbursement Agreement in respect to any Letter of Credit Issued hereunder. In the event of any conflict between the terms of any Letter of Credit Reimbursement Agreement and this Agreement, the terms of this Agreement shall govern.

          (f) Each Issuer shall comply with the following:

               (i) give the Administrative Agent written notice (or telephonic notice confirmed promptly thereafter in writing), which writing may be a telecopy or electronic mail, of the Issuance of any Letter of Credit Issued by it, of all drawings under any Letter of Credit Issued by it and of the payment (or the failure to pay when due) by the Borrower of any Reimbursement Obligation when due (which notice the Administrative Agent shall promptly transmit by telecopy, electronic mail or similar transmission to each Lender);

               (ii) upon the request of any Revolving Credit Lender, furnish to such Revolving Credit Lender copies of any Letter of Credit Reimbursement Agreement to which such Issuer is a party and such other documentation as may reasonably be requested by such Revolving Credit Lender; and

               (iii) no later than 10 Business Days following the last day of each calendar month, provide to the Administrative Agent (and the Administrative Agent shall provide a copy to each Lender requesting the same) and the Borrower separate schedules for Documentary Letters of Credit and Standby Letters of Credit issued by it, in form and substance reasonably satisfactory to the Administrative Agent, setting forth the aggregate Letter of Credit Obligations, in each case outstanding at the end of each month, and any information requested by the Borrower or the Administrative Agent relating thereto.

          (g) Immediately upon the issuance by an Issuer of a Letter of Credit in accordance with the terms and conditions of this Agreement, such Issuer shall be deemed to have sold and transferred to each Revolving Credit Lender, and each Revolving Credit Lender shall be deemed irrevocably and unconditionally to have purchased and received from such Issuer, without recourse or warranty, an undivided interest and participation, to the extent of such Revolving Credit Lender's Ratable Portion, in such Letter of Credit and the obligations of the Borrower with respect thereto (including all Letter of Credit Obligations with respect thereto) and any security therefor and guaranty pertaining thereto.

          (h) The Borrower agrees to pay to the Issuer of any Letter of Credit the amount of all Reimbursement Obligations owing to such Issuer under any Letter of Credit issued for its account no later than the date that is the next succeeding Business Day after the Borrower receives written notice from such Issuer that payment has been made under such Letter of Credit (the "Reimbursement Date"), irrespective of any claim, set-off, defense or other right that the Borrower may have at any time against such Issuer or any other Person. In the event that any Issuer makes any payment under any Letter of Credit and the Borrower shall not have repaid such amount to such Issuer pursuant to this clause (h) or any such payment by the Borrower is rescinded or set aside for any reason, such Reimbursement Obligation shall be payable on demand with interest thereon computed (i) from the date on which such Reimbursement Obligation arose to the Reimbursement Date, at the rate of interest applicable during such period to Revolving Loans that are Base Rate Loans and (ii) from the Reimbursement Date until the date of repayment in full, at the rate of interest applicable during such period to past due Revolving

Loans that are Base Rate Loans, and such Issuer shall promptly notify the Administrative Agent, which shall promptly notify each Revolving Credit Lender of such failure, and each Revolving Credit Lender shall promptly and unconditionally pay to the Administrative Agent for the account of such Issuer the amount of such Revolving Credit Lender's Ratable Portion of such payment (or the Dollar Equivalent thereof if such payment was made in any currency other than Dollars) in immediately available Dollars. If the Administrative Agent so notifies such Revolving Credit Lender prior to 11:00 a.m. (New York time) on any Business Day, such Revolving Credit Lender shall make available to the Administrative Agent for the account of such Issuer its Ratable Portion of the amount of such payment on such Business Day in immediately available funds. Upon such payment by a Revolving Credit Lender, such Revolving Credit Lender shall, except during the continuance of a Default or Event of Default under Section 9.1(f) (Events of Default) and notwithstanding whether or not the conditions precedent set forth in Section 3.2 (Conditions Precedent to Each Loan and Letter of Credit) shall have been satisfied (which conditions precedent the Revolving Credit Lenders hereby irrevocably waive), be deemed to have made a Revolving Loan to the Borrower in the principal amount of such payment. Whenever any Issuer receives from the Borrower a payment of a Reimbursement Obligation as to which the Administrative Agent has received for the account of such Issuer any payment from a Revolving Credit Lender pursuant to this clause (h), such Issuer shall pay over to the Administrative Agent any amount received in excess of such Reimbursement Obligation and, upon receipt of such amount, the Administrative Agent shall promptly pay over to each Revolving Credit Lender, in immediately available funds, an amount equal to such Revolving Credit Lender's Ratable Portion of the amount of such payment adjusted, if necessary, to reflect the respective amounts the Revolving Credit Lenders have paid in respect of such Reimbursement Obligation.

          (i) If and to the extent such Revolving Credit Lender shall not have so made its Ratable Portion of the amount of the payment required by clause (h) above available to the Administrative Agent for the account of such Issuer, such Revolving Credit Lender agrees to pay to the Administrative Agent for the account of such Issuer forthwith on demand any such unpaid amount together with interest thereon, for the first Business Day after payment was first due at the Federal Funds Rate and, thereafter, until such amount is repaid to the Administrative Agent for the account of such Issuer, at a rate per annum equal to the rate applicable to Base Rate Loans under the Facility.

          (j) The Borrower's obligation to pay each Reimbursement Obligation and the obligations of the Revolving Credit Lenders to make payments to the Administrative Agent for the account of the Issuers with respect to Letters of Credit shall be absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement, under any and all circumstances whatsoever, including the occurrence of any Default or Event of Default, and irrespective of any of the following:

               (i) any lack of validity or enforceability of any Letter of Credit or any Loan Document, or any term or provision therein;

               (ii) any amendment or waiver of or any consent to departure from all or any of the provisions of any Letter of Credit or any Loan Document;

               (iii) the existence of any claim, set off, defense or other right that the Borrower, any other party guaranteeing, or otherwise obligated with, the Borrower, any Subsidiary or other Affiliate thereof or any other Person may at any time have against the beneficiary under any Letter of Credit, any Issuer, the Administrative Agent or any

     Lender or any other Person, whether in connection with this Agreement, any other Loan Document or any other related or unrelated agreement or transaction;

               (iv) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

               (v) payment by the Issuer under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit; and

               (vi) any other act or omission to act or delay of any kind of the Issuer, the Lenders, the Administrative Agent or any other Person or any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.4, constitute a legal or equitable discharge of the Borrower's obligations hereunder.

Any action taken or omitted to be taken by the relevant Issuer under or in connection with any Letter of Credit, if taken or omitted in the absence of gross negligence or willful misconduct, shall not result in any liability of such Issuer to the Borrower or any Lender. In determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof, the Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary and, in making any payment under any Letter of Credit, the Issuer may rely exclusively on the documents presented to it under such Letter of Credit as to any and all matters set forth therein, including reliance on the amount of any draft presented under such Letter of Credit, whether or not the amount due to the beneficiary thereunder equals the amount of such draft and whether or not any document presented pursuant to such Letter of Credit proves to be insufficient in any respect, if such document on its face appears to be in order, and whether or not any other statement or any other document presented pursuant to such Letter of Credit proves to be forged or invalid or any statement therein proves to be inaccurate or untrue in any respect whatsoever, and any noncompliance in any immaterial respect of the documents presented under such Letter of Credit with the terms thereof shall, in each case, be deemed not to constitute willful misconduct or gross negligence of the Issuer.

          SECTION 2.5 REDUCTION AND TERMINATION OF THE REVOLVING CREDIT COMMITMENTS

          The Borrower may, upon at least three Business Days' prior notice to the Administrative Agent, terminate in whole or reduce in part ratably the unused portions of the respective Revolving Credit Commitments of the Revolving Credit Lenders; provided, however, that each partial reduction shall be in an aggregate amount of not less than $5,000,000 or an integral multiple of $1,000,000 in excess thereof.

          SECTION 2.6 REPAYMENT OF LOANS

          The Borrower promises to repay the entire unpaid principal amount of the Revolving Loans and the Swing Loans on the Scheduled Termination Date or earlier, if otherwise required by the terms hereof.

          SECTION 2.7 EVIDENCE OF DEBT

          (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing Indebtedness of the Borrower to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

          (b) (i) The Administrative Agent, acting as agent of the Borrower solely for this purpose and for tax purposes, shall establish and maintain at its address referred to in Section 11.8 (Notices, Etc.) a record of ownership (the "Register") in which the Administrative Agent agrees to register by book entry the Administrative Agent's, each Lender's and each Issuer's interest in each Loan, each Letter of Credit and each Reimbursement Obligation, and in the right to receive any payments hereunder and any assignment of any such interest or rights. In addition, the Administrative Agent, acting as agent of the Borrower solely for this purpose and for tax purposes, shall establish and maintain accounts in the Register in accordance with its usual practice in which it shall record (i) the names and addresses of the Lenders and the Issuers, (ii) the Revolving Credit Commitments of each Lender from time to time, (iii) the amount of each Loan made and, if a Eurodollar Rate Loan, the Interest Period applicable thereto, (iv) the amount of any drawn Letters of Credit, (v) the amount of any principal or interest due and payable, and paid, by the Borrower to, or for the account of, each Lender hereunder, (vi) the amount that is due and payable, and paid, by the Borrower to, or for the account of, each Issuer, including the amount of Letter Credit Obligations (specifying the amount of any Reimbursement Obligations) due and payable to an Issuer, and (vii) the amount of any sum received by the Administrative Agent hereunder from the Borrower, whether such sum constitutes principal or interest (and the type of Loan to which it applies), fees, expenses or other amounts due under the Loan Documents and each Lender's and Issuer's, as the case may be, share thereof, if applicable.

               (ii) Notwithstanding anything to the contrary contained in this Agreement, the Loans (including the Revolving Credit Notes evidencing such Loans) and the drawn Letters of Credit are registered obligations and the right, title, and interest of the Lenders and the Issuers and their assignees in and to such Loans or drawn Letters of Credit, as the case may be, shall be transferable only upon notation of such transfer in the Register. A Revolving Credit Note shall only evidence the Lender's or a registered assignee's right, title and interest in and to the related Loan, and in no event is any such Revolving Credit Note to be considered a bearer instrument or obligation. This Section 2.7(b) and Section 11.2 (Assignments and Participations) shall be construed so that the Loans and drawn Letters of Credit are at all times maintained in "registered form" within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code and any related regulations (or any successor provisions of the Code or such regulations).

          (c) The entries made in the Register and in the accounts therein maintained pursuant to clauses (a) and (b) above shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations recorded therein; provided, however, that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of the Borrower to repay the Loans in accordance with their terms. In addition, the Loan Parties, the Administrative Agent, the Lenders and the Issuers shall treat each Person whose name is recorded in the Register as a Lender or as an Issuer, as applicable, for all purposes of this Agreement. Information contained in the Register with respect to any Lender or Issuer shall be available for inspection by the Borrower, the Administrative Agent, such Lender or such Issuer at any reasonable time and from time to time upon reasonable prior notice.

          (d) Notwithstanding any other provision of the Agreement, in the event that any Revolving Credit Lender requests that the Borrower execute and deliver a promissory note or notes payable to such Revolving Credit Lender in order to evidence the Indebtedness owing to such Revolving Credit Lender by the Borrower hereunder, the Borrower shall promptly execute and deliver a Revolving Credit Note or Revolving Credit Notes to such Revolving Credit Lender evidencing the Revolving Loans of such Revolving Credit Lender, substantially in the form of Exhibit B (Form of Revolving Credit Note).

          SECTION 2.8 OPTIONAL PREPAYMENTS

          The Borrower may prepay the outstanding principal amount of the Revolving Loans and Swing Loans in whole or in part at any time; provided, however, that if any prepayment of any Eurodollar Rate Loan is made by the Borrower other than on the last day of an Interest Period for such Loan, the Borrower shall also pay any amount owing pursuant to Section 2.14(e) (Breakage Costs).

          SECTION 2.9 MANDATORY PREPAYMENTS

          (a) Upon receipt by the Borrower or any of its Subsidiaries of Net Cash Proceeds arising from an Asset Sale, Property Loss Event, Debt Issuance or Equity Issuance, the Borrower shall immediately prepay the Loans (or provide cash collateral in respect of Letters of Credit) in an amount equal to 100% of such Net Cash Proceeds. Any such mandatory prepayment shall be applied in accordance with clause (b) below and shall not reduce the then current Revolving Credit Commitments.

          (b) Subject to the provisions of Section 2.13(g) (Payments and Computations), any prepayments made by the Borrower required to be applied in accordance with this clause (b) shall be applied as follows: first, to repay the outstanding principal balance of the Swing Loans until such Swing Loans shall have been repaid in full; second, to repay the outstanding principal balance of the Revolving Loans until such Revolving Loans shall have been paid in full; and then, if a Default or Event of Default is continuing, to provide cash collateral for any Letter of Credit Obligations in an amount equal to 105% of such Letter of Credit Obligations in the manner set forth in Section 9.3 (Actions in Respect of Letters of Credit) until all such Letter of Credit Obligations have been fully cash collateralized in the manner set forth therein.

          (c) If at any time, the aggregate principal amount of Revolving Credit Outstandings exceeds the aggregate Maximum Credit at such time, the Borrower shall forthwith prepay the Swing Loans first and then the Revolving Loans then outstanding in an amount equal to such excess. If any such excess remains after repayment in full of the aggregate outstanding Swing Loans and Revolving Loans, the Borrower shall provide cash collateral for the Letter of Credit Obligations in the manner set forth in Section 9.3 (Actions in Respect of Letters of Credit) in an amount equal to 105% of such excess.

          (d) The Borrower hereby irrevocably waives the right to direct the application of all funds in the Cash Collateral Account and agrees that the Administrative Agent will and, upon the written direction of the Requisite Lenders given at any time, shall except as provided in Section 2.13(g) (Payments and Computations) and clause (b) above, following the occurrence and during the continuance of an Event of Default, apply all payments in respect of any Obligations and all available funds in the Cash Collateral Account on a daily basis as follows: first, to repay the outstanding principal amount of the Swing Loans until such Swing Loans have been repaid in full; second, to repay the outstanding principal balance of the Revolving Loans until such Revolving Loans shall have been repaid in full; and then to any other Obligation then due and payable. The Administrative Agent agrees so to apply such funds and the Borrower consents to such application. If after all Letters of Credit shall have expired or be fully drawn and all Revolving Credit Commitments shall have been terminated, there are no Loans outstanding and no other Obligations that are then due and payable, then the Administrative Agent shall cause any remaining funds in the Cash Collateral Account to be paid at the written direction of the Borrower (or, in the absence of such direction, to the Borrower or another Person lawfully entitled thereto).

          (e) In the event that the application of any mandatory prepayment under clause (a) above would result in the Borrower incurring breakage costs pursuant to Section 2.14(e) (Special Provisions Governing Eurodollar Rate Loans), so long as no Default or Event of Default shall have occurred and be continuing, upon such receipt of the prepayment of the Revolving Loans as provided above, the Borrower shall be deemed without further action to have requested a Revolving Loan from the Lenders in an amount equal to the amount of Revolving Loans so repaid and the Swing Loan Lender or the Lenders shall advance to the Borrower a Swing Loan or Revolving Loans in such amount.

          SECTION 2.10 INTEREST

          (a) Rate of Interest. All Loans and the outstanding amount of all other Obligations (other than pursuant to Hedging Contracts that are Loan Documents, to the extent such Hedging Contracts provide for the accrual of interest on unpaid obligations) shall bear interest, in the case of Loans, on the unpaid principal amount thereof from the date such Loans are made and, in the case of such other Obligations, from the date such other Obligations are due and payable until, in all cases, paid in full, except as otherwise provided in clause (c) below, as follows:

               (i) if a Base Rate Loan or such other Obligation, at a rate per annum equal to the sum of (A) the Base Rate as in effect from time to time and (B) the Applicable Margin for Revolving Loans that are Base Rate Loans; and

               (ii) if a Eurodollar Rate Loan, at a rate per annum equal to the sum of (A) the Eurodollar Rate determined for the applicable Interest Period and (B) the Applicable Margin for Revolving Loans that are Eurodollar Rate Loans in effect from time to time during such Eurodollar Interest Period.

          (b) Interest Payments. (i) Interest accrued on each Base Rate Loan (other than Swing Loans) shall be payable in arrears (A) on the first Business Day of each calendar month, commencing on the first such day following the making of such Base Rate Loan and (B) if not previously paid in full, at maturity (whether by acceleration or otherwise) of such Base Rate Loan, (ii) interest accrued on Swing Loans shall be payable in arrears on the first Business Day of the immediately succeeding calendar month, (iii) interest accrued on each Eurodollar Rate Loan shall be payable in arrears (A) on the last day of each Interest Period applicable to such Loan and, if such Interest Period has a duration of more than three months, on each date during such Interest Period occurring every three months from the first day of such Interest Period, (B) upon the payment or prepayment thereof in full or in part and (C) if not previously paid in full, at maturity (whether by acceleration or otherwise) of such Eurodollar Rate Loan and (iv) interest accrued on the amount of all other Obligations shall be payable on demand from and after the time such Obligation becomes due and payable (whether by acceleration or otherwise). The Borrower hereby consents to the payment on its behalf by the Swing Loan Lender of all scheduled payments of interest hereunder with proceeds of a Swing Line Loan made at the option of the Administrative Agent in accordance with the provisions of Section 2.13(h) (Payments and Computations).

          (c) Default Interest. Notwithstanding the rates of interest specified in clause (a) above or elsewhere herein, effective immediately upon the occurrence of an Event of Default and for as long thereafter as such Event of Default shall be continuing, the principal balance of all Loans and the amount of all other Obligations then due and payable shall bear interest at a rate that is two percent per annum in excess of the rate of interest applicable to such Loans or other Obligations from time to time. Such interest shall be payable on demand.

          SECTION 2.11 CONVERSION/CONTINUATION OPTION

          (a) The Borrower may elect (i) at any time on any Business Day, to convert Base Rate Loans (other than Swing Loans) or any portion thereof to Eurodollar Rate Loans and (ii) at the end of any applicable Interest Period, to convert Eurodollar Rate Loans or any portion thereof into Base Rate Loans or to continue such Eurodollar Rate Loans or any portion thereof for an additional Interest Period; provided, however, that the aggregate amount of the Eurodollar Loans for each Interest Period must be in the amount of at least $10,000,000 or an integral multiple of $5,000,000 in excess thereof. Each conversion or continuation shall be allocated among the Loans of each Revolving Credit Lender in accordance with such Revolving Credit Lender's Ratable Portion. Each such election shall be in substantially the form of Exhibit F (Form of Notice of Conversion or Continuation) (a "Notice of Conversion or Continuation") and shall be made by giving the Administrative Agent at least three Business Days' prior written notice specifying (A) the amount and type of Loan being converted or continued, (B) in the case of a conversion to or a continuation of Eurodollar Rate Loans, the applicable Interest Period and (C) in the case of a conversion, the date of such conversion.

          (b) The Administrative Agent shall promptly notify each Lender of its receipt of a Notice of Conversion or Continuation and of the options selected therein. Notwithstanding the foregoing, (i) no conversion in whole or in part of Base Rate Loans to Eurodollar Rate Loans shall be permitted at any time prior to the Syndication Completion Date unless the Borrower shall agree in writing to pay any breakage costs incurred in connection therewith pursuant to Section 2.14(e) (Breakage Costs) and (ii) no conversion in whole or in part of Base Rate Loans to Eurodollar Rate Loans and no continuation in whole or in part of Eurodollar Rate Loans upon the expiration of any applicable Interest Period shall be permitted at any time at which (A) a Default or an Event of Default shall have occurred and be continuing or (B) the continuation of, or conversion into, a Eurodollar Rate Loan would violate any provision of Section 2.14 (Special Provisions Governing Eurodollar Rate Loans). If, within the time period required under the terms of this Section 2.11, the Administrative Agent does not receive a Notice of Conversion or Continuation from the Borrower containing a permitted election to continue any Eurodollar Rate Loans for an additional Interest Period or to convert any such Loans, then, upon the expiration of the applicable Interest Period, such Loans shall be automatically converted to Base Rate Loans. Each Notice of Conversion or Continuation shall be irrevocable.


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

          SECTION 2.12 FEES

          (a) Unused Commitment Fee. The Borrower agrees to pay in immediately available Dollars to each Revolving Credit Lender a commitment fee on the actual daily amount by which the Revolving Credit Commitment of such Revolving Credit Lender exceeds such Revolving Credit Lender's Ratable Portion of the sum of (i) the aggregate outstanding principal amount of Revolving Loans and (ii) the outstanding amount of the aggregate Letter of Credit Obligations (the "Unused Commitment Fee") from the date hereof through the Revolving Credit Termination Date at a rate equal to the Applicable Unused Commitment Fee Rate, payable in arrears (x) on the first Business Day of each calendar month, commencing on the first such Business Day following the Closing Date and (y) on the Revolving Credit Termination Date.

          (b) Letter of Credit Fees. The Borrower agrees to pay the following amounts with respect to Letters of Credit issued by any Issuer:

               (i) to the Administrative Agent for the account of each Issuer of a Letter of Credit, with respect to each Letter of Credit issued by such Issuer, an issuance fee equal to 0.25% per annum of the Dollar Equivalent of the maximum undrawn face amount of such Letter of Credit, payable in arrears (A) on the first Business Day of each calendar month, commencing on the first such Business Day following the issuance of such Letter of Credit and (B) on the Revolving Credit Termination Date;

               (ii) to the Administrative Agent for the ratable benefit of the Revolving Credit Lenders, with respect to each Letter of Credit, a fee accruing in Dollars at a rate per annum equal to the Applicable Margin for Revolving Loans that are Eurodollar Rate Loans on the Dollar Equivalent of the maximum undrawn face amount of such Letter of Credit, payable in arrears (A) on the first Business Day of each calendar month, commencing on the first such Business Day following the issuance of such Letter of Credit and (B) on the Revolving Credit Termination Date; provided, however, that during the continuance of an Event of Default, such fee shall be increased by two percent per annum (instead of, and not in addition to, any increase pursuant to Section 2.10(c) (Interest)) and shall be payable on demand; and

               (iii) to the Issuer of any Letter of Credit, with respect to the issuance, amendment or transfer of each Letter of Credit and each drawing made thereunder, documentary and processing charges in accordance with such Issuer's standard schedule for such charges in effect at the time of issuance, amendment, transfer or drawing, as the case may be.

          (c) Additional Fees. The Borrower has agreed to pay to the Administrative Agent and the Arranger additional fees, the amount and dates of payment of which are embodied in the Fee Letter.

          (d) Payment of Fees. The Borrower hereby consents to the payment on its behalf by the Swing Loan Lender of all fees payable hereunder (including fees payable under the Fee Letter) with proceeds of a Swing Loan made at the option of the Administrative Agent in accordance with the provisions of Section 2.13(h) (Payments and Computations).


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

          SECTION 2.13 PAYMENTS AND COMPUTATIONS

          (a) The Borrower shall make each payment hereunder (including fees and expenses) not later than 11:00 a.m. (New York time) on the day when due, in the currency specified herein (or, if no such currency is specified, in Dollars) to the Administrative Agent at its address referred to in Section 11.8 (Notices, Etc.) in immediately available funds without set-off or counterclaim. The Administrative Agent shall promptly thereafter cause to be distributed immediately available funds relating to the payment of principal, interest or fees to the Lenders, in accordance with the application of payments set forth in clause (f) or (g) below, as applicable, for the account of their respective Applicable Lending Offices; provided, however, that amounts payable pursuant to
Section 2.14(c) or (d) (Special Provisions Governing Eurodollar Rate Loans),
Section 2.15 (Capital Adequacy) or Section 2.16 (Taxes) shall be paid only to the affected Lender or Lenders and amounts payable with respect to Swing Loans shall be paid only to the Swing Loan Lender. Payments received by the Administrative Agent after 11:00 a.m. (New York time) shall be deemed to be received on the next Business Day.

          (b) All computations of interest and of fees shall be made by the Administrative Agent on the basis of a year of 360 days (or 365/366 days in the case of Base Rate Loans), in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest and fees are payable. Each determination by the Administrative Agent of a rate of interest hereunder shall be conclusive and binding for all purposes, absent manifest error.

          (c) Each payment by the Borrower of any Loan, Reimbursement Obligation (including interest or fees in respect thereof) and each reimbursement of various costs, expenses or other Obligation shall be made in the currency in which such Loan was made, such Letter of Credit issued or such cost, expense or other Obligation was incurred; provided, however, that (i) the Letter of Credit Reimbursement Agreement for a Letter of Credit may specify another currency for the Reimbursement Obligation in respect of such Letter of Credit and (ii) other than for payments in respect of a Loan or Reimbursement Obligation, Loan Documents duly executed by the Administrative Agent or any Hedging Contract may specify other currencies of payment for Obligations created by or directly related to such Loan Document or Hedging Contract.

          (d) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees, as the case may be; provided, however, that if such extension would cause payment of interest on or principal of any Eurodollar Rate Loan to be made in the next calendar month, such payment shall be made on the immediately preceding Business Day. All repayments of any Revolving Loans shall be applied as follows: first, to repay such Loans outstanding as Base Rate Loans and then, to repay such Loans outstanding as Eurodollar Rate Loans, with those Eurodollar Rate Loans having earlier expiring Eurodollar Interest Periods being repaid prior to those having later expiring Eurodollar Interest Periods.

          (e) Unless the Administrative Agent shall have received notice from the Borrower to the Lenders prior to the date on which any payment is due hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the


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extent that the Borrower shall not have made such payment in full to the
Administrative Agent, each Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon (at the Federal Funds Rate for the first Business Day and thereafter at the rate applicable to Base Rate Loans) for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent.

          (f) Except for payments and other amounts received by the Administrative Agent and applied in accordance with the provisions of clause (g) below (or required to be applied in accordance with Section 2.9(b) or (d) (Mandatory Prepayments)), all payments and any other amounts received by the Administrative Agent from or for the benefit of the Borrower shall be applied as follows: first, to pay principal of, and interest on, any portion of the Loans the Administrative Agent may have advanced pursuant to the express provisions of this Agreement on behalf of any Lender, for which the Administrative Agent has not then been reimbursed by such Lender or the Borrower, second, to pay all other Obligations then due and payable and third, as the Borrower so designates. Payments in respect of Swing Loans received by the Administrative Agent shall be distributed to the Swing Loan Lender; payments in respect of Revolving Loans received by the Administrative Agent shall be distributed to each Revolving Credit Lender in accordance with such Revolving Credit Lender's Ratable Portion; and all payments of fees and all other payments in respect of any other Obligation shall be allocated among such of the Lenders and Issuers as are entitled thereto and, for such payments allocated to the Revolving Credit Lenders, in proportion to their respective Ratable Portions.

          (g) The Borrower hereby irrevocably waives the right to direct the application of any and all payments in respect of the Obligations and any proceeds of Collateral after the occurrence and during the continuance of an Event of Default and agrees that, notwithstanding the provisions of Section 2.9(b) (Mandatory Prepayments) and clause (f) above, the Administrative Agent may, and, upon either (A) the written direction of the Requisite Lenders or (B) the acceleration of the Obligations pursuant to Section 9.2 (Remedies), shall apply all payments in respect of any Obligations and all funds on deposit in any Cash Collateral Account and all other proceeds of Collateral in the following order:

               (i) first, to pay interest on and then principal of any portion of the Revolving Loans that the Administrative Agent may have advanced on behalf of any Lender for which the Administrative Agent has not then been reimbursed by such Lender or the Borrower;

               (ii) second, to pay Secured Obligations in respect of any expense reimbursements or indemnities and Facility Cash Management Obligations then due to the Administrative Agent, the Lenders and the Issuers;

               (iii) third, to pay Secured Obligations in respect of any fees then due to the Administrative Agent, the Lenders and the Issuers;

               (iv) fourth, to provide cash collateral for outstanding Letter of Credit Undrawn Amounts in the manner described in Section 9.3 (Actions in Respect of Letters of Credit);

               (v) fifth, to pay interest then due and payable in respect of the Loans and Reimbursement Obligations;


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

               (vi) sixth, to pay or prepay principal amounts on the Loans and Reimbursement Obligations, ratably to the aggregate principal amount of such reserved Loans, Reimbursement Obligations and Letter of Credit Undrawn Amounts,

               (vii) seventh, to pay up to $1,000,000 in Cash Management Obligations and up to $10,000,000 in amounts owing with respect to Hedging Contracts to the extent that the Administrative Agent has been notified to establish Availability Reserves and has done so with respect to such Obligations, ratably to the aggregate principal amount of such reserved Obligations;

               (viii) eighth, to the ratable payment of all other Secured Obligations (including Cash Management Obligations and Hedging Contracts to the extent not applied in respect of such Obligations in clause (vii) above); and

               (ix) ninth, to the Borrower to the extent of any remaining proceeds;

provided, however, that if sufficient funds are not available to fund all payments to be made in respect of any Secured Obligation described in any of clauses (i), (ii), (iii), (iv), (v), (vi), (vii) and (viii) above the available funds being applied with respect to any such Secured Obligation (unless otherwise specified in such clause) shall be allocated to the payment of such Secured Obligation ratably, based on the proportion of the Administrative Agent's and each Lender's or Issuer's interest in the aggregate outstanding Secured Obligations described in such clauses; provided, however, that payments that would otherwise be allocated to the Revolving Credit Lenders shall be allocated first to repay Protective Advances and Swing Loans pro rata and then to the Revolving Credit Lenders. The order of priority set forth in clauses (i),
(ii), (iii), (iv), (v), (vi), (vii) and (viii) above may at any time and from time to time be changed by the agreement of all Lenders without necessity of notice to or consent of or approval by the Borrower, any Secured Party that is not a Lender or Issuer or by any other Person that is not a Lender or Issuer. The order of priority set forth in clauses (i), (ii) and (iii) above may be changed only with the prior written consent of the Administrative Agent in addition to that of the Requisite Lenders.

          (h) At the option of the Administrative Agent, principal on the Swing Loans, Reimbursement Obligations, interest, fees, expenses and other sums due and payable in respect of the Revolving Loans and Protective Advances may be paid from the proceeds of Swing Loans or Revolving Loans. The Borrower hereby authorizes the Swing Loan Lender to make such Swing Loans pursuant to Section 2.3(a) (Swing Loans) and the Revolving Credit Lenders to make such Revolving Loans pursuant to Section 2.2(a) (Borrowing Procedures) from time to time in the amounts of any and all principal payable with respect to the Swing Loans, Reimbursement Obligations, interest, fees, expenses and other sums payable in respect of the Revolving Loans and Protective Advances, and further authorizes the Administrative Agent to give the Lenders notice of any Borrowing with respect to such Swing Loans and Revolving Loans and to distribute the proceeds of such Swing Loans and Revolving Loans to pay such amounts. The Borrower agrees that all such Swing Loans and Revolving Loans so made shall be deemed to have been requested by it (irrespective of the satisfaction of the conditions in Section 3.2 (Conditions Precedent to Each Loan and Letter of Credit), which conditions the Lenders irrevocably waive) and directs that all proceeds thereof shall be used to pay such amounts.

          SECTION 2.14 SPECIAL PROVISIONS GOVERNING EURODOLLAR RATE LOANS

          (a) Determination of Interest Rate


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

          The Eurodollar Rate for each Interest Period for Eurodollar Rate Loans shall be determined by the Administrative Agent pursuant to the procedures set forth in the definition of "Eurodollar Rate." The Administrative Agent's determination shall be presumed to be correct absent manifest error and shall be binding on the Borrower.

          (b) Interest Rate Unascertainable, Inadequate or Unfair

          In the event that (i) the Administrative Agent determines that adequate and fair means do not exist for ascertaining the applicable interest rates by reference to which the Eurodollar Rate then being determined is to be fixed or (ii) the Requisite Lenders notify the Administrative Agent that the Eurodollar Rate for any Interest Period will not adequately reflect the cost to the Revolving Credit Lenders of making or maintaining such Loans for such Interest Period, the Administrative Agent shall forthwith so notify the Borrower and the Revolving Credit Lenders, whereupon each Eurodollar Loan shall automatically, on the last day of the current Interest Period for such Loan, convert into a Base Rate Loan and the obligations of the Revolving Credit Lenders to make Eurodollar Rate Loans or to convert Base Rate Loans into Eurodollar Rate Loans shall be suspended until the Administrative Agent shall notify the Borrower that the Requisite Lenders have determined that the circumstances causing such suspension no longer exist.

          (c) Increased Costs

          If at any time any Revolving Credit Lender determines that the introduction of, or any change in or in the interpretation of, any law, treaty or governmental rule, regulation or order (other than any change by way of imposition or increase of reserve requirements included in determining the Eurodollar Rate) or the compliance by such Revolving Credit Lender with any guideline, request or directive from any central bank or other Governmental Authority (whether or not having the force of law), shall have the effect of increasing the cost to such Revolving Credit Lender of agreeing to make or making, funding or maintaining any Eurodollar Rate Loans, then the Borrower shall from time to time, upon demand by such Revolving Credit Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Revolving Credit Lender additional amounts sufficient to compensate such Revolving Credit Lender for such increased cost, provided that any such amounts payable in respect of Taxes shall be governed exclusively by Section 2.16 (Taxes). A certificate as to the amount of such increased cost, submitted to the Borrower and the Administrative Agent by such Revolving Credit Lender, shall be conclusive and binding for all purposes, absent manifest error.

          (d) Illegality

          Notwithstanding any other provision of this Agreement, if any Revolving Credit Lender determines that the introduction of, or any change in or in the interpretation of, any law, treaty or governmental rule, regulation or order after the date of this Agreement shall make it unlawful, or any central bank or other Governmental Authority shall assert that it is unlawful, for any Revolving Credit Lender or its Eurodollar Lending Office to make Eurodollar Rate Loans or to continue to fund or maintain Eurodollar Rate Loans, then, on notice thereof and demand therefor by such Revolving Credit Lender to the Borrower through the Administrative Agent, (i) the obligation of such Revolving Credit Lender to make or to continue Eurodollar Rate Loans and to convert Base Rate Loans into Eurodollar Rate Loans shall be suspended, and each such Revolving Credit Lender shall make a Base Rate Loan as part of any requested Borrowing of Eurodollar Rate Loans and (ii) if the affected Eurodollar Rate Loans are then outstanding, the


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

Borrower shall immediately convert each such Loan into a Base Rate Loan. If, at any time after a Revolving Credit Lender gives notice under this clause (d), such Revolving Credit Lender determines that it may lawfully make Eurodollar Rate Loans, such Revolving Credit Lender shall promptly give notice of that determination to the Borrower and the Administrative Agent, and the Administrative Agent shall promptly transmit the notice to each other Lender. The Borrower's right to request, and such Revolving Credit Lender's obligation, if any, to make Eurodollar Rate Loans shall thereupon be restored.

          (e) Breakage Costs

          In addition to all amounts required to be paid by the Borrower pursuant to Section 2.10 (Interest), the Borrower shall compensate each Revolving Credit Lender, upon demand, for all losses, expenses and liabilities (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Revolving Credit Lender to fund or maintain such Revolving Credit Lender's Eurodollar Rate Loans to the Borrower but excluding any loss of the Applicable Margin on the relevant Loans) that such Revolving Credit Lender may sustain (i) if for any reason (other than solely by reason of such Lender being a Non-Funding Lender) a proposed Borrowing, conversion into or continuation of Eurodollar Rate Loans does not occur on a date specified therefor in a Notice of Borrowing or a Notice of Conversion or Continuation given by the Borrower or in a telephonic request by it for borrowing or conversion or continuation or a successive Interest Period does not commence after notice therefor is given pursuant to Section 2.11 (Conversion/Continuation Option), (ii) if for any reason any Eurodollar Rate Loan is prepaid (including mandatorily pursuant to Section 2.9 (Mandatory Prepayments)) on a date that is not the last day of the applicable Interest Period, (iii) as a consequence of a required conversion of a Eurodollar Rate Loan to a Base Rate Loan as a result of any of the events indicated in clause
(d) above or (iv) as a consequence of any failure by the Borrower to repay Eurodollar Rate Loans when required by the terms hereof. The Revolving Credit Lender making demand for such compensation shall deliver to the Borrower concurrently with such demand a written statement as to such losses, expenses and liabilities, and this statement shall be conclusive as to the amount of compensation due to such Revolving Credit Lender, absent manifest error.

          SECTION 2.15 CAPITAL ADEQUACY

          If at any time any Lender determines that (a) the adoption of, or any change in or in the interpretation of, any law, treaty or governmental rule, regulation or order after the date of this Agreement regarding capital adequacy,
(b) compliance with any such law, treaty, rule, regulation or order or (c) compliance with any guideline or request or directive from any central bank or other Governmental Authority (whether or not having the force of law) shall have the effect of reducing the rate of return on such Lender's (or any corporation controlling such Lender's) capital as a consequence of its obligations hereunder or under or in respect of any Letter of Credit to a level below that which such Lender or such corporation could have achieved but for such adoption, change, compliance or interpretation, then, upon demand from time to time by such Lender (with a copy of such demand to the Administrative Agent), the Borrower shall pay to the Administrative Agent for the account of such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender for such reduction. A certificate as to such amounts submitted to the Borrower and the Administrative Agent by such Lender shall be conclusive and binding for all purposes absent manifest error.


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

          SECTION 2.16 TAXES

          (a) Except as otherwise provided in this Section 2.16, any and all payments by any Loan Party under each Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding (i) in the case of each Lender, each Issuer and the Administrative Agent (A) taxes measured by its profits, gross receipts, net worth income, franchise taxes imposed on it, and similar taxes imposed by the jurisdiction (or any political subdivision thereof) under the laws of which such Lender, such Issuer or the Administrative Agent (as the case may be) is organized and (B) any U.S. withholding taxes payable with respect to payments under the Loan Documents under laws (including any statute, treaty or regulation) in effect on the Closing Date (or, in the case of (x) an Eligible Assignee, the date of the Assignment and Acceptance, (y) a successor Administrative Agent, the date of the appointment of such Administrative Agent, and (z) a successor Issuer, the date such Issuer becomes an Issuer) applicable to such Lender, such Issuer or the Administrative Agent, as the case may be, but not excluding any U.S. withholding taxes payable as a result of any change in such laws occurring after the Closing Date (or the date of such Assignment and Acceptance or the date of such appointment of such Administrative Agent or the date such Issuer becomes an Issuer) and, (ii) in the case of each Lender, Issuer or the Administrative Agent, taxes measured by its income, profits, gross receipts, net worth, and franchise taxes imposed on it, and similar taxes imposed on it as a result of a present or former connection between such Lender, Issuer or the Administrative Agent (as the case may be) and the jurisdiction of the Governmental Authority imposing such tax or any taxing authority thereof or therein and (iii) any amounts attributable to a Lender, Issuer or Administrative Agent's failure to comply with the requirements of Section 2.16(f)(all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If any Taxes shall be required by law to be deducted from or in respect of any sum payable under any Loan Document to any Lender, any Issuer or the Administrative Agent (w) the sum payable shall be increased as may be necessary so that, after making all required deductions (including deductions applicable to additional sums payable under this Section 2.16), such Lender, Issuer or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (x) the relevant Loan Party shall make such deductions, (y) the relevant Loan Party shall pay the full amount deducted to the relevant taxing authority or other authority in accordance with applicable law and (z) the relevant Loan Party shall deliver to the Administrative Agent evidence of such payment.

          (b) In addition, each Loan Party agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies of the United States or any political subdivision thereof or any applicable foreign jurisdiction, and all liabilities with respect thereto, in each case arising from any payment made under any Loan Document or from the execution, delivery or registration of, or otherwise with respect to, any Loan Document (collectively, "Other Taxes").

          (c) Each Loan Party shall, jointly and severally, indemnify each Lender, Issuer and the Administrative Agent for the full amount of Taxes and Other Taxes (including any Taxes and Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.16) paid by such Lender, Issuer or the Administrative Agent (as the case may be) and any liability (including for penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall


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

be made within 30 days from the date such Lender, Issuer or the Administrative Agent (as the case may be) makes written demand therefor.

          (d) Within 30 days after the date of any payment of Taxes or Other Taxes by any Loan Party, the Borrower shall furnish to the Administrative Agent, at its address referred to in Section 11.8 (Notices, Etc.), a copy of a receipt evidencing payment thereof.

          (e) Without prejudice to the survival of any other agreement of any Loan Party hereunder or under the Guaranty, the agreements and obligations of such Loan Party contained in this Section 2.16 shall survive the payment in full of the Obligations.

          (f) Each Non-U.S. Lender that is entitled to an exemption from U.S. withholding tax, or that is subject to such tax at a reduced rate under an applicable tax treaty, shall (v) on or prior to the Closing Date in the case of each Non-U.S. Lender that is a signatory hereto, (w) on or prior to the date of the Assignment and Acceptance pursuant to which such Non-U.S. Lender becomes a Lender, on or prior to the date a successor Issuer becomes an Issuer or on or prior to the date a successor Administrative Agent becomes the Administrative Agent, (x) on or prior to the date on which any such form or certification expires or becomes obsolete, (y) after the occurrence of any event requiring a change in the most recent form or certification previously delivered by it to the Borrower and the Administrative Agent, and (z) from time to time thereafter if requested by the Borrower or the Administrative Agent, provide the Administrative Agent and the Borrower with two completed originals of each of the following, as applicable:

               (i) (A) Form W-8ECI (claiming exemption from U.S. withholding tax because the income is effectively connected with a U.S. trade or business) or any successor form, (B) Form W-8BEN (claiming exemption from, or a reduction of, U.S. withholding tax under an income tax treaty) or any successor form, (C) in the case of a Non-U.S. Lender claiming exemption under Sections 871(h) or 881(c) of the Code, a Form W-8BEN (claiming exemption from U.S. withholding tax under the portfolio interest exemption) or any successor form or (D) any other applicable form, certificate or document prescribed by the IRS certifying as to such Non-U.S. Lender's entitlement to such exemption from U.S. withholding tax or reduced rate with respect to all payments to be made to such Non-U.S. Lender under the Loan Documents. Unless the Borrower and the Administrative Agent have received forms or other documents satisfactory to them indicating that payments under any Loan Document to or for a Non-U.S. Lender are not subject to U.S. withholding tax or are subject to such tax at a rate reduced by an applicable tax treaty, the Loan Parties and the Administrative Agent shall withhold amounts required to be withheld by applicable Requirements of Law from such payments at the applicable statutory rate. In no event shall the Borrower be obligated to make under this Section 2.16 (Taxes) any payment to a Purchasing Lender in excess of the an amount that the Borrower was obligated to pay the Selling Lender, other than as a result of a change in law or regulation occurring after the date of execution of the Assignment and Acceptance relating to the applicable Loan and/or Commitment assigned.

          (g) Each U.S. Lender shall (v) on or prior to the Closing Date in the case of each U.S. Lender that is a signatory hereto, (w) on the date of the Assignment and Acceptance pursuant to which such U.S. Lender becomes a Lender, on or prior to the date a successor Issuer becomes an Issuer or on or prior to the date a successor Administrative Agent becomes the Administrative Agent hereunder, (x) on or prior to the date on which any such form or certification expires or becomes obsolete, (y) after the occurrence of any event requiring a change


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

in the most recent form or certification previously delivered by it to the Borrower and the Administrative Agent and (z) from time to time if requested by the Borrower or the Administrative Agent, provide the Administrative Agent and the Borrower with two completed originals of Form W-9 (certifying that such U.S. Lender is entitled to an exemption from U.S. backup withholding tax) or any successor form. Solely for purposes of this Section 2.16(g), a U.S. Lender shall not include a Lender, an Issuer or an Administrative Agent that may be treated as an exempt recipient based on the indicators described in Treasury Regulation section 1.6049-4(c)(1)(ii).

          (h) Any Lender or Issuer claiming any additional amounts payable pursuant to this Section 2.16 shall use its reasonable efforts (consistent with its internal policies and Requirements of Law) to change the jurisdiction of its lending office if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts that would be payable or may thereafter accrue and would not, in the sole determination of such Lender or Issuer, be otherwise disadvantageous to such Lender or Issuer.

          (i) If any Lender or Issuer determines in its sole discretion that it has actually received any refund of any Taxes or Other Taxes as to which it has been indemnified by any Loan Party or with respect to which any loan Party has paid additional amounts pursuant to this Section 2.16, it shall pay to such Loan Party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by such Loan Party under this Section
2.16 with respect to Taxes or Other Taxes giving rise to such refund), after tax, and net of all expenses incurred by the such Lender or Issuer in connection with such refund, provided, however, that such Loan Party, upon the request of such Lender or Issuer, agrees to repay the amount paid over to such Loan Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Lender or Issuer in the event such lender or Issuer is required to repay such refund to such Governmental Authority. This subsection shall not be construed to require any Lender or Issuer to make available its tax returns (or any other information relating to its taxes that it deems confidential) to any Loan Party or any other Person.

          SECTION 2.17 SUBSTITUTION OF LENDERS

          (a) In the event that (i)(A) any Revolving Credit Lender makes a claim under Section 2.14(c) (Increased Costs) or 2.15 (Capital Adequacy), (B) it becomes illegal for any Revolving Credit Lender to continue to fund or make any Eurodollar Rate Loan and such Revolving Credit Lender notifies the Borrower pursuant to Section 2.14(d) (Illegality), (C) any Loan Party is required to make any payment pursuant to Section 2.16 (Taxes) that is attributable to a particular Revolving Credit Lender or (D) any Revolving Credit Lender becomes a Non-Funding Lender, (ii) in the case of clause (i)(A) above, as a consequence of increased costs in respect of which such claim is made, the effective rate of interest payable to such Revolving Credit Lender under this Agreement with respect to its Loans materially exceeds the effective average annual rate of interest payable to the Requisite Lenders under this Agreement and (iii) in the case of clause (i)(A), (B) and (C) above, Lenders holding at least 75% of the Commitments are not subject to such increased costs or illegality, payment or proceedings (any such Lender, an "Affected Lender"), the Borrower may substitute any Lender and, if reasonably acceptable to the Administrative Agent, any other Eligible Assignee (a "Substitute Institution") for such Affected Lender hereunder, after delivery of a written notice (a "Substitution Notice") by the Borrower to the Administrative Agent and the Affected Lender within a reasonable time (in any case not to exceed 90 days) following the occurrence of any of the events described in clause (i) above that the Borrower intends to make such substitution; provided, however, that, if more than one Lender


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

claims increased costs, illegality or right to payment arising from the same act or condition and such claims are received by the Borrower within 30 days of each other, then the Borrower may substitute all, but not (except to the extent the Borrower has already substituted one of such Affected Lenders before the Borrower's receipt of the other Affected Lenders' claim) less than all, Lenders making such claims.

          (b) If the Substitution Notice was properly issued under this Section 2.17, the Affected Lender shall sell, and the Substitute Institution shall purchase, all rights and claims of such Affected Lender under the Loan Documents, and the Substitute Institution shall assume, and the Affected Lender shall be relieved of, the Affected Lender's Revolving Credit Commitments and all other prior unperformed obligations of the Affected Lender under the Loan Documents (other than in respect of any damages (which, pursuant to Section 11.5 (Limitation of Liability), do not include exemplary or punitive damages, to the extent permitted by applicable law) in respect of any such unperformed obligations). Such purchase and sale (and the corresponding assignment of all rights and claims hereunder) shall be recorded in the Register maintained by the Administrative Agent and shall be effective on (and not earlier than) the later of (i) the receipt by the Affected Lender of its Ratable Portion of the Revolving Credit Outstandings, together with any other Obligations owing to it,
(ii) the receipt by the Administrative Agent of an agreement in form and substance satisfactory to it and the Borrower whereby the Substitute Institution shall agree to be bound by the terms hereof and (iii) the payment in full to the Affected Lender in cash of all fees, unreimbursed costs and expenses and indemnities accrued and unpaid through such effective date. Upon the effectiveness of such sale, purchase and assumption, the Substitute Institution shall become a "Lender" hereunder for all purposes of this Agreement having a Revolving Credit Commitment in the amount of such Affected Lender's Revolving Credit Commitment assumed by it and such Revolving Credit Commitment of the Affected Lender shall be terminated; provided, however, that all indemnities under the Loan Documents shall continue in favor of such Affected Lender.

          (c) Each Revolving Credit Lender agrees that, if it becomes an Affected Lender and its rights and claims are assigned hereunder to a Substitute Institution pursuant to this Section 2.17, it shall execute and deliver to the Administrative Agent an Assignment and Acceptance to evidence such assignment, together with any Revolving Credit Note (if such Loans are evidenced by a Revolving Credit Note) evidencing the Loans subject to such Assignment and Acceptance; provided, however, that the failure of any Affected Lender to execute an Assignment and Acceptance shall not render such assignment invalid.

          (d) Each Lender agrees that, upon the occurrence of any event giving rise to the application of Section 2.14 or 2.15 with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts to designate another lending office for any Loans affected by such event with the object of reducing or avoiding the consequences of such event; provided, that such designation is made on terms that, in the judgment of such Lender, causes such Lender and its lending office(s) to suffer no economic, legal or regulatory disadvantage.


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

                                   ARTICLE III

                    CONDITIONS TO LOANS AND LETTERS OF CREDIT

          SECTION 3.1 CONDITIONS PRECEDENT TO INITIAL LOANS AND LETTERS OF
CREDIT

          The obligation of each Revolving Credit Lender to make the Loans requested to be made by it on the Closing Date and the obligation of each Issuer to Issue Letters of Credit on the Closing Date is subject to the satisfaction or due waiver in accordance with Section 11.1 (Amendments, Waivers, Etc.) of each of the following conditions precedent (notwithstanding anything to the contrary in this Agreement, prior to the CBA Effective Date the following shall not in and of themselves be conditions to the closing of the Facility or the basis for the failure of any condition precedent set forth in this Section 3.1 (Conditions Precedent to Initial Loans and Letters of Credit): (i) the Borrower not having entered into a new collective bargaining agreement with the United Steel Workers of America, or (ii) there not having occurred and be continuing a strike, work stoppage, slowdown or lockout, or there not being pending or threatened any unfair labor practices, grievances, complaints or arbitrations involving the Borrower or any of its Subsidiaries):

          (a) Certain Documents. The Administrative Agent shall have received on or prior to the Closing Date (and, to the extent any Borrowing of any Eurodollar Rate Loans is requested to be made on the Closing Date, in respect of the Notice of Borrowing for such Eurodollar Rate Loans, at least three Business Days prior to the Closing Date) each of the following, each dated the Closing Date unless otherwise indicated or agreed to by the Administrative Agent, in form and substance satisfactory to the Administrative Agent and in sufficient copies for each Lender:

               (i) this Agreement, duly executed and delivered by the Borrower and, for the account of each Lender requesting the same, a Revolving Credit Note of the Borrower conforming to the requirements set forth herein;

               (ii) the Guaranty, duly executed by each Subsidiary Guarantor;

               (iii) the Pledge and Security Agreement, duly executed by the Borrower and each Subsidiary Guarantor, together with each of the following:

                    (A) evidence satisfactory to the Administrative Agent that, upon the filing and recording of instruments delivered at the Closing, the Administrative Agent (for the benefit of the Secured Parties) shall have a valid and perfected first priority security interest in the Collateral (subject to Liens permitted under Section 8.2 (Liens, Etc.)), including (x) such documents duly executed by each Loan Party as the Administrative Agent may request with respect to the perfection of its security interests in the Collateral (including financing statements under the UCC, patent, trademark and copyright security agreements suitable for filing with the Patent and Trademark Office or the Copyright Office, as the case may be, and other applicable documents under the laws of any jurisdiction with respect to the perfection of Liens created by the Pledge and Security Agreement) and
          (y) copies of UCC search reports as of a recent date listing all effective financing statements that name any Loan Party as debtor, together with copies of such financing statements, none of which shall


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

          cover the Collateral, except for those that shall be terminated on the Closing Date or are otherwise permitted hereunder;

                    (B) all certificates, instruments and other documents representing all Pledged Stock being pledged pursuant to such Pledge and Security Agreement and stock powers for such certificates, instruments and other documents executed in blank;

                    (C) all instruments representing Pledged Debt Instruments being pledged pursuant to such Pledge and Security Agreement duly endorsed in favor of the Administrative Agent or in blank;

                    (D) all Deposit Account Control Agreements, duly executed by the corresponding Deposit Account Bank and Loan Party, that, in the reasonable judgment of the Administrative Agent, shall be required for the Loan Parties to comply with Section 7.12 (Control Accounts; Approved Deposit Accounts); and

                    (E) Securities Account Control Agreements duly executed by the appropriate Loan Party and (1) all Securities Intermediaries with respect to all Securities Accounts and securities entitlements of the Borrower and each Subsidiary Guarantor and (2) all futures commission agents and clearing houses with respect to all commodities contracts and commodities accounts held by the Borrower and each Subsidiary Guarantor;

               (iv) Mortgages for all of the Real Properties of the Loan Parties identified on Schedule 4.19 (Real Property) (except as may be agreed to by the Administrative Agent), together with all Mortgage Supporting Documents relating thereto;

               (v) the Intercreditor Agreement, duly executed by the Borrower, the Administrative Agent and The Bank of New York Trust Company, N.A.;

               (vi) the Indenture Collateral Intercreditor Agreement, duly executed by the Borrower, Wilmington Trust Company and The Bank of New York Trust Company, N.A.;

               (vii) the Collateral Access Agreement, duly executed by the Borrower, the Administrative Agent, Wilmington Trust Company and The Bank of New York Trust Company, N.A.;

               (viii) a favorable opinion of (A) McDermott Will & Emery, counsel to the Loan Parties, in substantially the form of Exhibit G (Form of Opinion of Counsel for the Loan Parties), (B) counsel to the Loan Parties in Ohio, in each case addressed to the Administrative Agent and the Lenders and addressing such other matters as any Lender through the Administrative Agent may reasonably request and (C) counsel to the Administrative Agent as to the enforceability of this Agreement and the other Loan Documents to be executed on the Closing Date;


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

               (ix) a copy of each Related Document (including a certificate from each party to the Acquisition for the benefit of the Administrative Agent, its counsel and the Lenders and Issuers that, subject only to the funding of the initial Loan hereunder, such party is prepared to consummate the Acquisition) and each Disclosure Document certified as being complete and correct by a Responsible Officer of the Borrower;

               (x) a copy of the articles or certificate of incorporation (or equivalent Constituent Document) of each Loan Party, certified as of a recent date by the Secretary of State of the state of organization of such Loan Party, together with certificates of such official attesting to the good standing of each such Loan Party;

               (xi) a certificate of the Secretary or an Assistant Secretary of each Loan Party certifying (A) the names and true signatures of each officer of such Loan Party that has been authorized to execute and deliver any Loan Document or other document required hereunder to be executed and delivered by or on behalf of such Loan Party, (B) the by-laws (or equivalent Constituent Document) of such Loan Party as in effect on the date of such certification, (C) the resolutions of such Loan Party's Board of Directors (or equivalent governing body) approving and authorizing the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party and (D) that there have been no changes in the certificate of incorporation (or equivalent Constituent Document) of such Loan Party from the certificate of incorporation (or equivalent Constituent Document) delivered pursuant to clause (x) above;

               (xii) a certificate of a Responsible Officer of the Borrower, stating that the Borrower is Solvent after giving effect to the initial Loans and Letters of Credit, the application of the proceeds thereof in accordance with Section 7.9 (Application of Proceeds) and the payment of all estimated legal, accounting and other fees related hereto and thereto;

               (xiii) a certificate of the chief financial officer to the effect that (A) the condition set forth in Section 3.2(b) (Conditions Precedent to Each Loan and Letter of Credit) has been satisfied and (B) no litigation not listed on Schedule 4.7 (Litigation) shall have been commenced against any Loan Party or any of its Subsidiaries that would have a Material Adverse Effect or impose conditions on the Noteholders' Modified Plan;

               (xiv) evidence satisfactory to the Administrative Agent that the insurance policies required by Section 7.5 (Maintenance of Insurance) and any Collateral Document are in full force and effect and an insurance broker's statement that all premiums then due and payable with respect to such coverage have been paid and confirming, together with, unless otherwise agreed by the Administrative Agent, endorsements naming the Administrative Agent, on behalf of the Secured Parties, as an additional insured or loss payee under all insurance policies to be maintained with respect to the properties of the Borrower and each other Loan Party; and

               (xv) such other certificates, documents, agreements and information respecting any Loan Party as any Lender through the Administrative Agent may reasonably request.


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

          (b) Financial Statements. The Lenders shall have received and be satisfied with the financial statements described in Section 4.4 (Financial Statements).

          (c) Landlord Waivers and Bailee's Letters. The Administrative Agent shall have received such Landlord Waivers and Bailee's Letters as the Administrative Agent shall request in its sole discretion.

          (d) Fee and Expenses Paid. There shall have been paid to the Administrative Agent, for the account of the Administrative Agent and the Lenders, as applicable, all fees and expenses (including reasonable fees and expenses of counsel) due and payable on or before the Closing Date (including all such fees described in the Fee Letter).

          (e) Equity Investment; New Senior Notes; Intercreditor Arrangements. The Lenders shall have received evidence (i) of a cash equity investments in the Borrower of not less than $50,000,000 in connection with the issuance of the Series A Preferred Stock and (ii) that not more than $100,000,000 principal amount of the New Senior Notes shall have been issued in connection with the Acquisition. The terms and conditions of, the documentation for (and with respect to such equity, the source for), such equity and debt shall be satisfactory to all Lenders.

          (f) Noteholders' Plan. The Administrative Agent and the Lenders shall have reviewed and be satisfied with (i) the terms and conditions of the Noteholders' Modified Plan and (ii) the terms and conditions of all other material transactions and documentation entered into in connection with the consummation of the Noteholders' Modified Plan. The Noteholders' Second Plan and the Acquisition shall have been confirmed or approved by the Bankruptcy Court pursuant to the Order and the Order shall provide, among other things (A) that the consideration provided by the Borrower for the Acquisition is reasonably equivalent value and fair consideration under the Bankruptcy Code and other applicable law and (B) that the Borrower shall not be liable for any claims against, interests in, or obligations of, Old WCI or any of its predecessors or affiliates, and shall have no successor or vicarious liability of any kind with respect thereto arising prior to or after the consummation of the Acquisition except as for specific liabilities to be determined (and satisfactory to the Administrative Agent and the Lenders) and (iii) enjoin the prosecution of same. The Order shall not be subject to a stay or appeal and, unless otherwise agreed to by the Administrative Agent, at least 10 days shall have passed since the entry of the Order. The Noteholders' Second Plan shall have been substantially consummated or all conditions precedent to the effectiveness of the Noteholders' Modified Plan shall have been satisfied (or, with the prior written consent of the Administrative Agent, waived) in the reasonable judgment of the Administrative Agent. Except as consented to by the Administrative Agent, the Bankruptcy Court's retention of jurisdiction under the Order shall not govern the enforcement of the Operative Documents or any rights or remedies related thereto. The Noteholders' Modified Plan shall be effective and have been consummated in accordance with applicable law, the Order and the related documentation.

          (g) Related Documents. The Administrative Agent shall be satisfied that (i) the terms and conditions of the Acquisition shall not have been amended, waived or modified in any manner without the consent of the Administrative Agent, (ii) the Acquisition and the Related Documents shall have been approved by all corporate action of the Borrower and each of the other parties thereto, shall have been executed and delivered by each such party, shall be in full force and effect and there shall not have occurred and be continuing any material breach or default thereunder, (iii) subject only to the funding of the initial Loans hereunder, all conditions precedent to the consummation of the Acquisition shall have been satisfied or waived with the


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

consent of the Administrative Agent, (iv) subject only to the funding of the initial Loans hereunder, the Acquisition shall have been consummated, or shall be substantially concurrently consummated with the funding of the initial Loans, in accordance with the Order and all applicable Requirements of Law and all representations and warranties contained in the Related Documents shall be true and correct in all material respects on the Closing Date, unless waived with the consent of the Administrative Agent, and (v) good and marketable title to the assets purported to be transferred as of the Closing Date by the terms of the Acquisition and the Related Documents, free and clear of all Liens (other than Liens permitted pursuant to Section 8.2 (Liens, Etc.)), shall be transferred to the Borrower concurrently with the making of the initial Loans under this Agreement.

          (h) Consents, Etc. Each of the Borrower and its Subsidiaries shall have received all consents and authorizations (without conditions not reasonably acceptable to the Administrative Agent) required pursuant to any material Contractual Obligation with any other Person and shall have obtained all Permits of, and effected all notices to and filings with, any Governmental Authority, in each case, as may be necessary to allow each of the Borrower and its Subsidiaries lawfully (i) to execute, deliver and perform, in all material respects, their respective obligations hereunder and under the Loan Documents, the Related Documents, the Noteholders' Modified Plan and the Acquisition to which each of them, respectively, is, or shall be, a party and each other agreement or instrument to be executed and delivered by each of them, respectively, pursuant thereto or in connection therewith, (ii) to create and perfect the Liens on the Collateral to be owned by each of them in the manner and for the purpose contemplated by the Loan Documents and (iii) to consummate the Acquisition, and all applicable governmental filings shall have been made and all applicable waiting periods shall have expired without in either case any action being taken by any competent authority; and no law or regulation shall be applicable in the judgment of the Administrative Agent that restrains, prevents or imposes materially adverse conditions upon the Loan Documents, the Related Documents, the Noteholders' Modified Plan and the Acquisition or the transactions contemplated thereby.

          (i) Field Examination; Initial Appraisals. The Administrative Agent shall be satisfied in its Customary Discretion with the results of (i) a field examination of the Borrower and its Subsidiaries conducted by Citicorp's internal auditors and shall have received appraisals (the "Initial Appraisals") of all Inventory, Accounts, Real Property and Equipment of the Borrower prepared, each as of December 2005 and (ii) a takeover field examination no more than 30 days prior to the Closing Date, each in form and substance satisfactory to the Administrative Agent.

          (j) Adjusted Available Credit. The Borrower shall have, after giving effect to the consummation of the Noteholders' Second Plan and the making of the Loans on the Closing Date, Adjusted Available Credit of not less than $35,000,000.

          (k) Senior Management. The Administrative Agent shall be satisfied with the senior management of the Borrower.

          SECTION 3.2 CONDITIONS PRECEDENT TO EACH LOAN AND LETTER OF CREDIT

          The obligation of each Revolving Credit Lender on any date (including the Closing Date) to make any Loan and of each Issuer on any date (including the Closing Date) to Issue any Letter of Credit is subject to the satisfaction of each of the following conditions precedent (notwithstanding anything to the contrary in this Agreement, prior to the CBA Effective


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

Date the following shall not in and of themselves be a condition to the making of any Loan or the Issuance of any Letter of Credit or the basis for the failure of any condition precedent set forth in this Section 3.2 (Conditions Precedent to Each Loan and Letter of Credit): (i) the Borrower shall not have entered into a new collective bargaining agreement with the United Steel Workers of America, or (ii) there shall have occurred and be continuing a strike, work stoppage, slowdown or lockout, or there shall be pending or threatened any unfair labor practices, grievances, complaints or arbitrations involving the Borrower or any of its Subsidiaries):

          (a) Request for Borrowing or Issuance of Letter of Credit. With respect to any Loan, the Administrative Agent shall have received a duly executed Notice of Borrowing (or, in the case of Swing Loans, a duly executed Swing Loan Request), and, with respect to any Letter of Credit, the Administrative Agent and the Issuer shall have received a duly executed Letter of Credit Request.

          (b) Representations and Warranties; No Defaults. The following statements shall be true on the date of such Loan or Issuance, both before and after giving effect thereto and, in the case of any Loan, to the application of the proceeds thereof:

               (i) the representations and warranties set forth in Article IV (Representations and Warranties) and in the other Loan Documents shall be true and correct in all material respects on and as of the Closing Date and shall be true and correct in all material respects on and as of any such date after the Closing Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date; and

               (ii) no Default or Event of Default shall have occurred and be continuing.

          (c) Borrowing Base. The Borrower shall have delivered the Borrowing Base Certificate required to be delivered by Section 6.12(a) (Borrowing Base Determination). After giving effect to the Loans or Letters of Credit requested to be made or Issued on any such date and the use of proceeds thereof, the Revolving Credit Outstandings shall not exceed the Maximum Credit at such time.

          (d) No Legal Impediments. The making of the Loans or the Issuance of such Letter of Credit on such date does not violate any Requirement of Law on the date of or immediately following such Loan or Issuance of such Letter of Credit and is not enjoined, temporarily, preliminarily or permanently.

          (e) Additional Matters. The Administrative Agent shall have received such additional documents, information and materials as any Lender, through the Administrative Agent, may reasonably request.

Each submission by the Borrower to the Administrative Agent of a Notice of Borrowing or a Swing Loan Request and the acceptance by the Borrower of the proceeds of each Loan requested therein, and each submission by the Borrower to an Issuer of a Letter of Credit Request, and the Issuance of each Letter of Credit requested therein, shall be deemed to constitute a representation


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

and warranty by the Borrower as to the matters specified in clause (b) above on the date of the making of such Loan or the Issuance of such Letter of Credit.

          SECTION 3.3 DETERMINATIONS OF INITIAL BORROWING CONDITIONS

          For purposes of determining compliance with the conditions specified in Section 3.1 (Conditions Precedent to Initial Loans and Letters of Credit), each Revolving Credit Lender shall be deemed to have consented to, approved, accepted or be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Revolving Credit Lenders unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Revolving Credit Lender prior to the initial Borrowing, borrowing of Swing Loans or Issuance or deemed Issuance hereunder specifying its objection thereto and such Revolving Credit Lender shall not have made available to the Administrative Agent such Revolving Credit Lender's Ratable Portion of such Borrowing or Swing Loans.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

          To induce the Lenders, the Issuers and the Administrative Agent to enter into this Agreement, the Borrower represents and warrants each of the following to the Lenders, the Issuers and the Administrative Agent, on and as of the Closing Date and after giving effect to the Acquisition and the making of the Loans and the other financial accommodations on the Closing Date and on and as of each date as required by Section 3.2(b)(i) (Conditions Precedent to Each Loan and Letter of Credit):

          SECTION 4.1 CORPORATE EXISTENCE; COMPLIANCE WITH LAW

          Each of the Borrower and each of the Borrower's Subsidiaries, if any,
(a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) is duly qualified to do business as a foreign entity and in good standing under the laws of each jurisdiction where such qualification is necessary, except where the failure to be so qualified or in good standing would not, in the aggregate, have a Material Adverse Effect,
(c) has all requisite power and authority and the legal right to own, pledge, mortgage and operate its properties, to lease the property it operates under lease and to conduct its business as now or currently proposed to be conducted,
(d) is in compliance with its Constituent Documents, (e) is in compliance with all applicable Requirements of Law except where the failure to be in compliance would not, in the aggregate, have a Material Adverse Effect and (f) has all necessary Permits from or by, has made all necessary filings with, and has given all necessary notices to, each Governmental Authority having jurisdiction, to the extent required for such ownership, operation and conduct, except for Permits or filings that can be obtained or made by the taking of ministerial action to secure the grant or transfer thereof or the failure to obtain or make would not, in the aggregate, have a Material Adverse Effect.


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

          SECTION 4.2 CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS

          (a) The execution, delivery and performance by each Loan Party of the Loan Documents to which it is a party and the consummation by it of the transactions contemplated thereby:

               (i) are within such Loan Party's corporate, limited liability company, partnership or other powers;

               (ii) have been or, at the time of delivery thereof pursuant to
     Article III (Conditions to Loans and Letters of Credit), will have been duly authorized by all necessary action, including the consent of shareholders, partners and members where required;

               (iii) do not and will not (A) contravene or violate such Loan Party's or any of its Subsidiaries' respective Constituent Documents, (B) violate any other Requirement of Law applicable to such Loan Party (including Regulations T, U and X of the Federal Reserve Board), or any order or decree of any Governmental Authority or arbitrator applicable to such Loan Party, (C) conflict with or result in the breach of, or constitute a default under, or result in or permit the termination or acceleration of, any Related Document or any other material Contractual Obligation of such Loan Party or any of its Subsidiaries or (D) result in the creation or imposition of any Lien upon any property of such Loan Party or any of its Subsidiaries, other than those in favor of the Secured Parties pursuant to the Collateral Documents; and

               (iv) do not require the consent of, authorization by, approval of, notice to, or filing or registration with, any Governmental Authority or any other Person, other than those listed on Schedule 4.2 (Consents) and that have been or will be, prior to the Closing Date, obtained or made, copies of which have been or will be delivered to the Administrative Agent pursuant to Section 3.1 (Conditions Precedent to Initial Loans and Letters of Credit), and each of which on the Closing Date will be in full force and effect and, with respect to the Collateral, and other than filings required to perfect the Liens created by the Collateral Documents.

          (b) This Agreement has been, and each of the other Loan Documents will be upon delivery thereof pursuant to the terms of this Agreement, duly executed and delivered by each Loan Party party thereto. This Agreement is, and the other Loan Documents will be, when delivered hereunder, the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms, subject to applicable laws relating to bankruptcy, insolvency and creditors and debtors rights and principles of equity (whether in a court of equity or law).

          SECTION 4.3 OWNERSHIP OF BORROWER; SUBSIDIARIES

          (a) As of the Closing Date, the authorized capital stock of the Borrower consists of (i) 35,000,000 shares of common stock, $0.0001 par value per share, and (ii) 15,000,000 shares of Series A Preferred Stock, $0.0001 par value per share, of which 5,000,000 shares are issued and outstanding. All of the outstanding capital stock of the Borrower has been validly issued, is fully paid and non-assessable. There are no agreements or understandings to


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

which the Borrower is a party with respect to the voting, sale or transfer of any shares of Stock of the Borrower or any agreement restricting the transfer or hypothecation of any such shares.

          (b) Set forth on Schedule 4.3 (Ownership of Borrower, Subsidiaries) is a complete and accurate list showing, as of the Closing Date, all Subsidiaries of the Borrower and, as to each such Subsidiary, the jurisdiction of its organization, the number of shares of each class of Stock authorized (if applicable), the number of shares outstanding on the Closing Date and the number and percentage of the outstanding shares of each such class owned (directly or indirectly) by the Borrower. No Stock of any Subsidiary of the Borrower is subject to any outstanding option, warrant, right of conversion or purchase of any similar right. All of the outstanding Stock of each Subsidiary of the Borrower owned (directly or indirectly) by the Borrower has been validly issued, is fully paid and non-assessable (to the extent applicable) and is owned by the Borrower or a Subsidiary of the Borrower, free and clear of all Liens (other than the Lien in favor of the Secured Parties created pursuant to the Pledge and Security Agreement), options, warrants, rights of conversion or purchase or any similar rights. Neither the Borrower nor any such Subsidiary is a party to, or has knowledge of, any agreement restricting the transfer or hypothecation of any Stock of any such Subsidiary, other than the Loan Documents. The Borrower does not own or hold, directly or indirectly, any Stock of any Person other than such Subsidiaries and Investments permitted by Section 8.3 (Investments).

          SECTION 4.4 FINANCIAL STATEMENTS

          (a) The Consolidated balance sheet of the Old WCI and its Subsidiaries as at October 31, 2005, and the related Consolidated statements of operations and comprehensive income (loss), shareholder's deficit and comprehensive income
(loss) and cash flows of Old WCI and its Subsidiaries for the fiscal year then ended, certified by Crowe Chizek and Company LLC, and the Consolidated balance sheets of the Old WCI and its Subsidiaries as at January 31, 2006, and the related Consolidated operating statement (P&L), statement of operations and monthly cash statement of Old WCI and its Subsidiaries for the 3 months then ended, copies of which have been furnished to each Lender, fairly present subject, in the case of said balance sheets as at January 31, 2006, and said operating statement (P&L), statement of operations and monthly cash statement for the 3 months then ended, to materiality and the absence of footnote disclosure and normal recurring year-end audit adjustments, the Consolidated financial condition of the Old WCI and its Subsidiaries as at such dates and the Consolidated results of the operations of the Old WCI and its Subsidiaries for the period ended on such dates, all in conformity with GAAP.

          (b) Except as set forth on Schedule 4.4 (Financial Statements), as of the Closing Date, none of the Borrower or any of the Borrower's Subsidiaries had any material obligation, contingent liability or liability for taxes, long-term leases or unusual forward or long-term commitment that is not reflected in the Financial Statements referred to in clause (a) above or in the notes thereto and not otherwise permitted by this Agreement.

          (c) The Projections have been prepared by the Borrower in light of the past operations of Old WCI's business, and reflect projections for the five year period beginning on the fiscal year ended October 31, 2006 on a month-by-month basis for the first year and on a year-by-year basis thereafter. The Projections are based upon estimates and assumptions stated therein, all of which, in the aggregate, the Borrower believes to be reasonable in light of current conditions and current facts known to the Borrower and, as of the Closing Date, reflect the Borrower's reasonable estimates of the future financial performance of the Borrower and its Subsidiaries and of the other information projected therein for the periods set forth therein.


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

          SECTION 4.5 MATERIAL ADVERSE CHANGE

          Since October 31, 2005, there has been no Material Adverse Change and there have been no events or developments that, in the aggregate, have had a Material Adverse Effect.

          SECTION 4.6 SOLVENCY

          Both before and after giving effect to (a) the Loans and Letter of Credit Obligations to be made or extended on the Closing Date or such other date as Loans and Letter of Credit Obligations requested hereunder are made or extended, (b) the disbursement of the proceeds of such Loans pursuant to the instructions of the Borrower, (c) the Acquisition and the consummation of the other financing transactions contemplated hereby and (d) the payment and accrual of all transaction costs in connection with the foregoing, each Loan Party is Solvent.

          SECTION 4.7 LITIGATION

          Except as set forth on Schedule 4.7 (Litigation), there are no pending or, to the knowledge of the Borrower, threatened actions, investigations or proceedings affecting the Borrower or any of its Subsidiaries before any court, Governmental Authority or arbitrator other than those that, in the aggregate, would not have a Material Adverse Effect. The performance of any action by any Loan Party required or contemplated by any Loan Document or any Related Document is not restrained or enjoined (either temporarily, preliminarily or permanently).

          SECTION 4.8 TAXES

          (a) All federal, state, local and foreign income and franchise and other material tax returns, reports and statements (collectively, the "Tax Returns") required to be filed by the Borrower or any of its Tax Affiliates have been filed with the appropriate Governmental Authorities in all jurisdictions in which such Tax Returns are required to be filed, all such Tax Returns are true and correct in all material respects, and all taxes, charges and other impositions reflected therein or otherwise due and payable in excess of $10,000 have been paid prior to the date on which any fine, penalty, interest, late charge or loss may be added thereto for non-payment thereof except where contested in good faith and by appropriate proceedings if adequate reserves therefor have been established on the books of the Borrower or such Tax Affiliate in conformity with GAAP. No Tax Return is under audit or examination by any Governmental Authority and no notice of such an audit or examination or any assertion of any claim for Taxes has been given or made in writing by any Governmental Authority. Proper and accurate amounts have been withheld by the Borrower and each of its Tax Affiliates from their respective employees for all periods in full and complete compliance with the tax, social security and unemployment withholding provisions of applicable Requirements of Law and such withholdings have been timely paid to the respective Governmental Authorities.

          (b) None of the Borrower or any of its Tax Affiliates has (i) executed or filed with the IRS or any other Governmental Authority any agreement or other document extending, or having the effect of extending, the period for the filing of any Tax Return or the assessment or collection of any charges, (ii) incurred any obligation under any tax sharing agreement or arrangement other than those of which the Administrative Agent has received a copy prior to the date hereof or (iii) been a member of an affiliated, combined or unitary group other than the group of which the Borrower (or its Tax Affiliate) is the common parent.


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

          SECTION 4.9 FULL DISCLOSURE

          (a) The information prepared or furnished by or on behalf of the Borrower in connection with this Agreement or the Related Documents or the consummation of the transactions contemplated hereunder and thereunder taken as a whole, including the information contained in the Disclosure Documents, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein or herein, in light of the circumstances under which they were made, not misleading. All facts known to the Borrower and material to an understanding of the financial condition, business, properties or prospects of the Borrower and its Subsidiaries taken as one enterprise have been disclosed to the Lenders, other than facts generally known to the Administrative Agent about the steel industry, conditions in the steel industry and the markets related thereto.

          (b) The Borrower has delivered to each Lender a true, complete and correct copy of each Disclosure Document.

          SECTION 4.10 MARGIN REGULATIONS

          The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Federal Reserve Board), and no proceeds of any Loan will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock in contravention of Regulation T, U or X of the Federal Reserve Board.

          SECTION 4.11 NO BURDENSOME RESTRICTIONS; NO DEFAULTS

          (a) None of the Borrower or any Subsidiary of the Borrower (i) is a party to any Contractual Obligation the compliance with one or more of which would have, in the aggregate, a Material Adverse Effect or the performance of which by any thereof, either unconditionally or upon the happening of an event, would result in the creation of a Lien (other than a Lien permitted under Section 8.2 (Liens, Etc.)) on the assets of any thereof or (ii) is subject to one or more charter or corporate restrictions that would, in the aggregate, have a Material Adverse Effect.

          (b) None of the Borrower or any Subsidiary of the Borrower is in default under or with respect to any Contractual Obligation owed by it and, to the knowledge of the Borrower, no other party is in default under or with respect to any Contractual Obligation owed to any Loan Party or to any Subsidiary of any Loan Party, other than, in either case, those defaults that, in the aggregate, would not have a Material Adverse Effect.

          (c) No Default or Event of Default has occurred and is continuing.

          (d) To the best knowledge of the Borrower, (i) there are no Requirements of Law (other than Environmental Laws in existence on the Closing
Date) applicable to any Loan Party or any Subsidiary of any Loan Party the compliance with which by such Loan Party or such Subsidiary, as the case may be, would, in the aggregate, have a Material Adverse Effect, and (ii) since the Closing Date there has been no change in the enforcement of Environmental Laws in existence on the Closing Date which would have a Material Adverse Effect.


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

          SECTION 4.12 INVESTMENT COMPANY ACT; PUBLIC UTILITY HOLDING COMPANY
ACT

          None of the Borrower or any Subsidiary of the Borrower is (a) an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940 or (b) a "holding company" or an "affiliate", a "holding company" or a "subsidiary company" of a "holding company", as each such term is defined and used in the Public Utility Holding Company Act of 1935.

          SECTION 4.13 USE OF PROCEEDS

          The proceeds of the Loans and the Letters of Credit are being used by the Borrower (and, to the extent distributed to them by the Borrower, each other Loan Party) solely (a) to finance the Acquisition and for the payment of related transaction costs, fees and expenses, (b) for the payment of transaction costs, fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby and (c) for working capital and general corporate purposes.

          SECTION 4.14 INSURANCE

          All policies of insurance of any kind or nature of the Borrower or any of its Subsidiaries, including policies of life, fire, theft, product liability, public liability, property damage, other casualty, employee fidelity, workers' compensation and employee health and welfare insurance, are in full force and effect and are of a nature and provide such coverage as is sufficient and as is customarily carried by businesses of the size and character of such Person. None of the Borrower or any of its Subsidiaries has been refused insurance for any material coverage for which it had applied or had any policy of insurance terminated (other than at its request).

          SECTION 4.15 LABOR MATTERS

          (a) There are no strikes, work stoppages, slowdowns or lockouts pending or threatened against or involving the Borrower or any of its Subsidiaries, other than those that, in the aggregate, would not have a Material Adverse Effect.

          (b) There are no unfair labor practices, grievances, complaints or arbitrations pending, or, to the Borrower's knowledge, threatened, against or involving the Borrower or any of its Subsidiaries, nor are there any arbitrations or grievances threatened involving the Borrower or any of its Subsidiaries, other than those that, in the aggregate, would not have a Material Adverse Effect.

          (c) Except as set forth on Schedule 4.15 (Labor Matters), as of the Closing Date, there is no collective bargaining agreement covering any employee of the Borrower or its Subsidiaries.

          (d) Schedule 4.15 (Labor Matters) sets forth, as of the date hereof, all material consulting agreements, executive employment agreements, executive compensation plans, deferred compensation agreements, employee stock purchase and stock option plans and severance plans of the Borrower and any of its Subsidiaries.


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

          (e) Anything in this Agreement to the contrary notwithstanding, the representations and warranties set forth in Section 4.15 (a) and (b) (Labor Matters) shall not be effective until, and shall be deemed to be made in accordance with clause (b) of Section 3.2 (Conditions Precedent to Each Loan and Letter of Credit) and as provided in any other Loan Document only on and after, the CBA Effective Date.

          SECTION 4.16 ERISA

          (a) Schedule 4.16 (List of Plans) separately identifies as of the date hereof all Title IV Plans, all Multiemployer Plans and all of the employee benefit plans within the meaning of Section 3(3) of ERISA to which the Borrower or any of the Borrower's Subsidiaries has any obligation or liability, contingent or otherwise.

          (b) Each employee benefit plan of the Borrower or any of the Borrower's Subsidiaries intended to qualify under Section 401 of the Code does so qualify, and any trust created thereunder is exempt from tax under the provisions of Section 501 of the Code, except where such failures, in the aggregate, would not have a Material Adverse Effect.

          (c) Each Title IV Plan is in compliance in all material respects with applicable provisions of ERISA, the Code and other Requirements of Law except for non-compliances that, in the aggregate, would not have a Material Adverse Effect.

          (d) There has been no, nor is there reasonably expected to occur, any ERISA Event other than those that, in the aggregate, would not have a Material Adverse Effect.

          (e) Except to the extent set forth on Schedule 4.16 (List of Plans), none of the Borrower, any of the Borrower's Subsidiaries or any ERISA Affiliate would have any Withdrawal Liability as a result of a complete withdrawal as of the date hereof from any Multiemployer Plan.

          SECTION 4.17 ENVIRONMENTAL MATTERS

          (a) Except as disclosed on Schedule 4.17 (Environmental Matters), the operations of the Borrower and each of its Subsidiaries have been and are in compliance with all Environmental Laws, including obtaining and complying with all required environmental, health and safety Permits, other than non-compliances that, in the aggregate, would not have a reasonable likelihood of the Borrower and its Subsidiaries incurring Environmental Liabilities and Costs after the date hereof whose Dollar Equivalent would exceed $2,500,000.

          (b) Except as disclosed on Schedule 4.17 (Environmental Matters), none of the Borrower or any of its Subsidiaries or any Real Property currently or, to the knowledge of the Borrower, previously owned, operated or leased by or for the Borrower or any of its Subsidiaries is subject to any pending or, to the knowledge of the Borrower, threatened, claim, order, agreement, notice of violation, notice of potential liability or is the subject of any pending or threatened proceeding or governmental investigation under or pursuant to Environmental Laws other than those that, in the aggregate, are not reasonably likely to result in the Borrower and its Subsidiaries incurring Environmental Liabilities and Costs whose Dollar Equivalent would exceed $2,500,000.


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

          (c) Except as disclosed on Schedule 4.17 (Environmental Matters), none of the Borrower or any of its Subsidiaries is a treatment, storage or disposal facility requiring a Permit under the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., the regulations thereunder or any state analog.

          (d) There are no facts, circumstances or conditions arising out of or relating to the operations or ownership of the Borrower or of Real Property owned, operated or leased by the Borrower or any of its Subsidiaries that are not specifically included in the financial information furnished to the Lenders other than those that, in the aggregate, would not have a reasonable likelihood of the Borrower and its Subsidiaries incurring Environmental Liabilities and Costs in excess of $2,500,000.

          (e) As of the date hereof, no Environmental Lien has attached to any property of the Borrower or any of its Subsidiaries and, to the knowledge of the Borrower, no facts, circumstances or conditions exist that could reasonably be expected to result in any such Lien attaching to any such property.

          (f) The Borrower and each of its Subsidiaries has provided the Lenders with copies of all material environmental, health or safety audits, studies, assessments, inspections, investigations or other environmental health and safety reports relating to the operations of the Borrower or any of its Subsidiaries or any Real Property of any of them that are in the possession, custody or control of the Borrower or any of its Subsidiaries and relate to the five year period ending on the Closing Date.

          SECTION 4.18 INTELLECTUAL PROPERTY

          The Borrower and its Subsidiaries own or license or otherwise have the right to use all material licenses, permits, patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, copyright applications, Internet domain names, franchises, authorizations and other intellectual property rights (including all Intellectual Property as defined in the Pledge and Security Agreement) that are necessary for the operations of their respective businesses, without infringement upon or conflict with the rights of any other Person with respect thereto, including all trade names associated with any private label brands of the Borrower or any of its Subsidiaries. No license, permit, patent, patent application, trademark, trademark application, service mark, trade name, copyright, copyright application, Internet domain name, franchise, authorization, other intellectual property right (including all "Intellectual Property" as defined in the Pledge and Security Agreement), slogan or other advertising device, product, process, method, substance, part or component, or other material now employed, or now intended to be employed, by the Borrower or any of its Subsidiaries infringes upon or conflicts with any rights owned by any other Person, and no claim or litigation regarding any of the foregoing is pending or threatened in writing, except as would not reasonably be expected have a Material Adverse Effect.

          SECTION 4.19 TITLE; REAL PROPERTY

          (a) Each of the Borrower and its Subsidiaries has good and marketable title to, or valid leasehold interests in, all Real Property and good title to all personal property, in each case that is purported to be owned or leased by it, including those reflected on the most recent Financial Statements delivered by the Borrower, and none of such properties and assets is subject to any Lien, except Liens permitted under Section 8.2 (Liens, Etc.). The Borrower and its


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

Subsidiaries have received all deeds, assignments, waivers, consents, non-disturbance and recognition or similar agreements, bills of sale and other documents in respect of, and have duly effected all recordings, filings and other actions necessary to establish, protect and perfect, the Borrower's and its Subsidiaries' right, title and interest in and to all such property, except in the case of Collateral with respect to which the Administrative Agent has a junior priority Lien in accordance with the Pledge and Security Agreement and the Mortgages where the failure to do so would not have a Material Adverse Effect.

          (b) Set forth on Schedule 4.19 (Real Property) is a complete and accurate list of all Real Property of each Loan Party and its Subsidiaries and showing, as of the Closing Date, the current street address (including, where applicable, county, state and other relevant jurisdictions), record owner and, where applicable, lessee thereof.

          (c) No Loan Party nor any of its Subsidiaries owns or holds, or is obligated under or a party to, any lease, option, right of first refusal or other contractual right to purchase, acquire, sell, assign, dispose of or lease (as lessor) any Real Property of such Loan Party or any of its Subsidiaries.

          (d) No portion of any Real Property of any Loan Party or any of its Subsidiaries has suffered any material damage by fire or other casualty loss that has not heretofore been completely repaired and restored to its original condition. No portion of any Real Property of any Loan Party or any of its Subsidiaries is located in a special flood hazard area as designated by any federal Governmental Authority.

          (e) All Permits required to have been issued or appropriate to enable all Real Property of the Borrower or any of its Subsidiaries to be lawfully occupied and used for all of the purposes for which they are currently occupied and used have been lawfully issued and are in full force and effect, other than those that, in the aggregate, would not have a Material Adverse Effect.

          (f) None of the Borrower or any of its Subsidiaries has received any notice, or has any knowledge, of any pending, threatened or contemplated condemnation proceeding affecting any Real Property of the Borrower or any of its Subsidiaries or any part thereof, except those that, in the aggregate, would not have a Material Adverse Effect.

          SECTION 4.20 RELATED DOCUMENTS

          (a) The execution, delivery and performance by each Loan Party of the Related Documents to which it is a party and the consummation of the transactions contemplated thereby by such Loan Party:

               (i) are within such Loan Party's respective corporate, limited liability company, partnership or other powers;

               (ii) have been duly authorized by all necessary corporate or other action, including the consent of stockholders where required;

               (iii) do not and will not (A) contravene or violate any Loan Party's or any of its Subsidiaries' respective Constituent Documents, (B) violate any other Requirement of Law applicable to any Loan Party or any order or decree of any


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

     Governmental Authority or arbitrator, (C) conflict with or result in the breach of, constitute a default under, or result in or permit the termination or acceleration of, any Contractual Obligation of any Loan Party or any of its Subsidiaries, except for those that, in the aggregate, would not have a Material Adverse Effect or (D) result in the creation or imposition of any Lien upon any property of any Loan Party or any of its Subsidiaries other than a Lien permitted under Section 8.2 (Liens, Etc.); and

               (iv) do not require the consent of, authorization by, approval of, notice to, or filing or registration with, any Governmental Authority or any other Person, other than those that (A) will have been obtained at the Closing Date, each of which will be in full force and effect on the Closing Date, none of which will on the Closing Date impose materially adverse conditions upon the exercise of control by the Borrower over any of its Subsidiaries and (B) in the aggregate, if not obtained, would not have a Material Adverse Effect.

          (b) Each of the Related Documents has been or at the Closing Date will have been duly executed and delivered by each Loan Party party thereto and at the Closing Date will be the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms.

          (c) None of the Related Documents has been amended or modified in any respect and no provision therein has been waived, except in each case to the extent permitted by Section 8.12 (Modification of Related Documents), and each of the representations and warranties therein is true and correct in all material respects or waived with the consent of the Administrative Agent and no default or event that, with the giving of notice or lapse of time or both, would be a default has occurred thereunder.

                                    ARTICLE V

                               FINANCIAL COVENANTS

          The Borrower agrees with the Lenders, the Issuers and the Administrative Agent to each of the following as long as any Obligation or any Revolving Credit Commitment remains outstanding and, in each case, unless the Requisite Lenders otherwise consent in writing:

          SECTION 5.1 MINIMUM FIXED CHARGE COVERAGE RATIO

          During any Liquidity Event Period, the Borrower shall have maintained a Fixed Charge Coverage Ratio, as determined as of the last day of the preceding Fiscal Quarter for which financial statements have been delivered, for the four Fiscal Quarters ending on such day, of at least 1.0 to 1.0.

          SECTION 5.2 ADJUSTED AVAILABLE CREDIT

          The Borrower shall maintain on each day during the term of this Agreement Adjusted Available Credit of not less than $25,000,000, prior to the CBA Effective Date, and $15,000,000 thereafter.


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

          SECTION 5.3 CAPITAL EXPENDITURES

          The Borrower shall not make or incur, or permit to be made or incurred, Capital Expenditures during each of the Fiscal Years set forth below to be, in the aggregate, in excess of the maximum amount set forth below for such Fiscal Year:

FISCAL   MAXIMUM CAPITAL
YEAR      EXPENDITURES
------   ---------------
 2006      $40,000,000
 2007      $70,000,000
 2008      $25,000,000
 2009      $30,000,000
 2010      $30,000,000
 2011      $30,000,000

provided, however, that to the extent that such actual Capital Expenditures for any such Fiscal Year shall be less than the maximum amount set forth above for such Fiscal Year (without giving effect to the carryover from the immediately preceding year permitted by this proviso), 75% of the difference between said stated maximum amount and such actual Capital Expenditures shall, in addition, be available for Capital Expenditures in the next succeeding Fiscal Year.

                                   ARTICLE VI

                               REPORTING COVENANTS

          The Borrower agrees with the Lenders, the Issuers and the Administrative Agent to each of the following, as long as any Obligation or any Revolving Credit Commitment remains outstanding and, in each case, unless the Requisite Lenders otherwise consent in writing:

          SECTION 6.1 FINANCIAL STATEMENTS

          The Borrower shall furnish to the Administrative Agent (with sufficient copies for each of the Lenders) each of the following:

          (a) Monthly Reports. Within 45 days after the end of each fiscal month in the Fiscal Year ending December 31, 2006 and within 30 days after the end of each fiscal month in each Fiscal Year thereafter, financial information regarding the Borrower and its Subsidiaries consisting of Consolidated unaudited balance sheets as of the close of such month and the related statements of income and cash flow for such month and that portion of the current Fiscal Year ending as of the close of such month, setting forth in comparative form the figures for the corresponding periods in the prior year (which, in the case of any such corresponding periods that are prior to the date of the Acquisition, shall be the figures of Old WCI) and the figures contained in the Projections or, if applicable, the latest business plan provided pursuant to clause (f) below for the current Fiscal Year, in each case certified by a Responsible Officer of the Borrower as fairly presenting, in all material respects, the Consolidated financial position of the Borrower and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in accordance with GAAP (subject to the absence of footnote disclosure and normal year-end audit adjustments).

          (b) Quarterly Reports. Within 60 days after the end of each Fiscal Quarter of the Fiscal Year ending December 31, 2006 and within 45 days after the end of each Fiscal Quarter of each Fiscal Year thereafter, financial information regarding the Borrower and its Subsidiaries consisting of Consolidated unaudited balance sheets as of the close of such quarter and the related statements of income and cash flow for such quarter and that portion of the Fiscal Year ending as of the close of such quarter, setting forth in comparative form the figures for the corresponding periods in the prior year (which, in the case of any such corresponding periods that are prior to the date of the Acquisition, shall be the figures of Old WCI) and the figures contained in the Projections or, if applicable, the latest business plan provided pursuant to clause (f) below for the current Fiscal Year, in each case certified by a Responsible Officer of the Borrower as fairly presenting, in all material respects, the Consolidated financial position of the Borrower and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the period indicated in accordance with GAAP (subject to the absence of footnote disclosure and normal year-end audit adjustments).

          (c) Annual Reports. Within 120 days after the end of the Fiscal Year ending December 31, 2006 and 90 days after the end of each Fiscal Year thereafter, financial information regarding the Borrower and its Subsidiaries consisting of Consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as of the end of such year and related statements of income and cash flows of the Borrower and its Subsidiaries for such Fiscal Year, all prepared in conformity with GAAP and certified, in the case of such Consolidated Financial Statements, without qualification as to the scope of the audit or as to the Borrower being a going concern by the Borrower's Accountants, together with the report of such accounting firm stating that (i) such Financial Statements fairly present the Consolidated financial position of the Borrower and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in conformity with GAAP and, in the case of years ending after December 31, 2006, on a basis consistent with prior years (except for changes with which the Borrower's Accountants shall concur and that shall have been disclosed in the notes to the Financial Statements) and (ii) the examination by the Borrower's Accountants in connection with such Consolidated Financial Statements has been made in accordance with generally accepted auditing standards, and accompanied by a certificate stating that in the course of the regular audit of the business of the Borrower and its Subsidiaries such accounting firm has obtained no knowledge that a Default or Event of Default has occurred and is continuing, or, if in the opinion of such accounting firm, a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof.

          (d) Compliance Certificate. Together with each delivery of any Financial Statement pursuant to clause (b) or (c) above, a certificate of a Responsible Officer of the Borrower (each, a "Compliance Certificate") (i) showing in reasonable detail the calculations used in demonstrating compliance with each of the financial covenants contained in Article V (Financial Covenants) that is tested on a quarterly basis and (ii) stating that no Default or Event of Default has occurred and is continuing or, if a Default or an Event of Default has occurred and is continuing, stating the nature thereof and the action that the Borrower proposes to take with respect thereto.

          (e) Corporate Chart and Other Collateral Updates. Together with each delivery of any Financial Statement pursuant to clause (b) or (c) above, (i) a certificate of a Responsible Officer of the Borrower certifying that the Corporate Chart attached thereto (or the last Corporate Chart delivered pursuant to this clause (e)) is true, correct, complete and current as of the date of such Financial Statement and (ii) a certificate of a Responsible Officer of the Borrower in form and substance reasonably satisfactory to the Administrative Agent that all certificates, statements, updates and other documents (including updated schedules) required to be delivered pursuant to the Pledge and Security Agreement by any Loan Party in the preceding Fiscal Quarter have been delivered thereunder (or such delivery requirement was otherwise duly waived or extended). The reporting requirements set forth in this clause (e) are in addition to, and are not intended to and shall not replace or otherwise modify, any obligation of any Loan Party under any Loan Document (including other notice or reporting requirements). Compliance with the reporting obligations in this clause (e) shall only provide notice to the Administrative Agent and shall not, by itself, modify any obligation of any Loan Party under any Loan Document or cure, or otherwise modify in any way, any failure to comply with any covenant, or any breach of any representation or warranty, contained in any Loan Document or any other Default or Event of Default.

          (f) Business Plan. Not later than 30 days after the end of each Fiscal Year (or sooner, if available), and containing substantially the types of financial information contained in the Projections, (i) the annual business plan of the Borrower and its Subsidiaries for the next succeeding Fiscal Year approved by the Board of Directors of the Borrower, (ii) forecasts prepared by management of the Borrower for each fiscal month in the next succeeding Fiscal Year and (iii) forecasts prepared by management of the Borrower for each of the succeeding Fiscal Years through the Fiscal Year in which the Revolving Credit Termination Date is scheduled to occur, including, in each instance described in subclauses (ii) and (iii) above, (x) a projected year-end Consolidated balance sheet and income statement and statement of cash flows and (y) a statement of all of the material assumptions on which such forecasts are based.

          (g) Management Letters, Etc. Within five Business Days after receipt thereof by any Loan Party, copies of each management letter, exception report or similar letter or report received by such Loan Party from the Borrower's Accountants.

          (h) Intercompany Loan Balances. Together with each delivery of any Financial Statement pursuant to clause (a) above, a summary of the outstanding balance of all


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

intercompany Indebtedness as of the last day of the fiscal month covered by such Financial Statement, certified by a Responsible Officer of the Borrower.

          SECTION 6.2 DEFAULT NOTICES

          As soon as practicable, and in any event within five Business Days after a Responsible Officer of any Loan Party has actual knowledge of the existence of any Default, Event of Default or other event having had a Material Adverse Effect or having any reasonable likelihood of causing or resulting in a Material Adverse Change, the Borrower shall give the Administrative Agent notice specifying the nature of such Default or Event of Default or other event, including the anticipated effect thereof, which notice, if given by telephone, shall be promptly confirmed in writing on the next Business Day.

          SECTION 6.3 LITIGATION

          Promptly after the commencement thereof, the Borrower shall give the Administrative Agent written notice of the commencement of all actions, suits and proceedings before any domestic or foreign Governmental Authority or arbitrator affecting the Borrower or any of Subsidiary of the Borrower that (i) seeks injunctive or similar relief or (ii) in the reasonable judgment of the Borrower, expose the Borrower or such Subsidiary to liability in an amount aggregating $1,000,000 or more or that would reasonably be expected to have a Material Adverse Effect. In addition, the Borrower shall provide on the first Business Day of each calendar quarter a report in form and detail reasonably satisfactory to the Administrative Agent setting forth all pending actions, suits and proceedings before any domestic or foreign Governmental Authority or arbitrator to which the Borrower or any Subsidiary of the Borrower is a party.

          SECTION 6.4 ASSET SALES

          Prior to any Asset Sale whose Net Cash Proceeds (or the Dollar Equivalent thereof) are anticipated to exceed $5,000,000, the Borrower shall send the Administrative Agent a notice (a) describing such Asset Sale or the nature and material terms and conditions of such transaction and (b) stating the estimated Net Cash Proceeds anticipated to be received by the Borrower or any of its Subsidiaries.

          SECTION 6.5 NOTICES UNDER RELATED DOCUMENTS

          Promptly after the sending or filing thereof, the Borrower shall send the Administrative Agent copies of all material notices, certificates or reports delivered pursuant to, or in connection with, any Related Document.

          SECTION 6.6 SEC FILINGS; PRESS RELEASES

          Promptly after the sending or filing thereof, the Borrower shall send the Administrative Agent copies of (a) all reports that the Borrower sends to the Indenture Trustee, (b) all reports that the Borrower sends to its security holders generally after the Borrower becomes a reporting company, (c) all reports and registration statements that the Borrower or any of its Subsidiaries files with the Securities and Exchange Commission or any national or foreign securities exchange or the National Association of Securities Dealers, Inc., (d) all press releases


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and (e) all other statements concerning material changes or developments in the business of such Loan Party made available by any Loan Party to the public or any other creditor.

          SECTION 6.7 LABOR RELATIONS

          Promptly after becoming aware of the same, the Borrower shall give the Administrative Agent written notice of (a) any material labor dispute to which the Borrower or any of its Subsidiaries is or may become a party, including any strikes, lockouts or other disputes relating to any of such Person's plants and other facilities, and (b) any Worker Adjustment and Retraining Notification Act or related liability incurred with respect to the closing of any plant or other facility of any such Person.

          SECTION 6.8 TAX RETURNS

          Upon the request of any Lender, through the Administrative Agent, the Borrower shall provide copies of all federal, state, local and foreign, if any, tax returns and reports filed by the Borrower or any Subsidiary of the Borrower in respect of taxes measured by income (excluding sales, use and like taxes).

          SECTION 6.9 INSURANCE

          As soon as is practicable and in any event within 90 days after the end of each Fiscal Year, the Borrower shall furnish the Administrative Agent (in sufficient copies for each of the Lenders) with (a) a report in form and substance reasonably satisfactory to the Administrative Agent and the Lenders outlining all material insurance coverage maintained as of the date of such report by the Borrower or any Subsidiary of the Borrower and the duration of such coverage and (b) an insurance broker's statement or a certificate of the Borrower that all premiums then due and payable with respect to such coverage have been paid and confirming, with respect to any insurance maintained by the Borrower or any other Loan Party, that the Administrative Agent has been named as loss payee or additional insured, as applicable.

          SECTION 6.10 ERISA MATTERS

          The Borrower shall furnish the Administrative Agent (with sufficient copies for each of the Lenders) each of the following:

          (a) promptly and in any event within 30 days after the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate knows that any ERISA Event has occurred, written notice describing such event;

          (b) promptly and in any event within 10 days after the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate knows that a request for a minimum funding waiver under Section 412 of the Code has been filed with respect to any Title IV Plan or Multiemployer Plan, a written statement of a Responsible Officer of the Borrower describing such ERISA Event or waiver request and the action, if any, the Borrower, its Subsidiaries and ERISA Affiliates propose to take with respect thereto and a copy of any notice filed with the PBGC or the IRS pertaining thereto; and

          (c) simultaneously with the date that the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate files a notice of intent to terminate any Title IV Plan, if such


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termination would require material additional contributions in order to be considered a standard termination within the meaning of Section 4041(b) of ERISA, a copy of each notice.

          SECTION 6.11 ENVIRONMENTAL MATTERS

          The Borrower shall provide the Administrative Agent promptly and in any event within 10 days after the Borrower or any Subsidiary of the Borrower learning of any of the following, written notice of each of the following:

          (a) that any Loan Party is or may be liable to any Person as a result of a Release or threatened Release that could reasonably be expected to subject such Loan Party to Environmental Liabilities and Costs whose Dollar Equivalent shall exceed $500,000;

          (b) the receipt by any Loan Party of notification that any real or personal property of such Loan Party is or is reasonably likely to be subject to any Environmental Lien;

          (c) the receipt by any Loan Party of any notice of violation of or potential liability under, or knowledge by such Loan Party that there exists a condition that could reasonably be expected to result in a violation of or liability under, any Environmental Law, except for violations and liabilities the consequence of which, in the aggregate, would not be reasonably likely to subject the Loan Parties collectively to Environmental Liabilities and Costs whose Dollar Equivalent shall exceed $500,000;

          (d) the commencement of any judicial or administrative proceeding or investigation alleging a violation of or liability under any Environmental Law, that, in the aggregate, if adversely determined, would have a reasonable likelihood of subjecting the Loan Parties collectively to Environmental Liabilities and Costs whose Dollar Equivalent shall exceed $500,000;

          (e) any proposed acquisition of stock, assets or real estate, any proposed leasing of property or any other action by any Loan Party or any of its Subsidiaries other than those the consequences of which, in the aggregate, have reasonable likelihood of subjecting the Loan Parties collectively to Environmental Liabilities and Costs whose Dollar Equivalent shall exceed $500,000;

          (f) any proposed action by any Loan Party or any of its Subsidiaries or any proposed change in Environmental Laws that, in the aggregate, have a reasonable likelihood of requiring the Loan Parties to obtain additional environmental, health or safety Permits or make additional capital improvements to obtain compliance with Environmental Laws that, in the aggregate, would have cost $500,000 or more or that shall subject the Loan Parties to additional Environmental Liabilities and Costs whose Dollar Equivalent shall exceed $500,000; and

          (g) upon written request by any Lender through the Administrative Agent, a report providing an update of the status of any environmental, health or safety compliance, hazard or liability issue identified in any notice or report delivered pursuant to this Agreement.

          SECTION 6.12 BORROWING BASE DETERMINATION

          (a) The Borrower shall deliver to the Administrative Agent for delivery to the Lenders, as soon as available and in any event not later than three Business Days after the


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Friday of each calendar week, a Borrowing Base Certificate as of such Friday executed by a Responsible Officer of the Borrower.

          (b) The Borrower shall conduct, or shall cause to be conducted, at its expense and upon request of the Administrative Agent, and present to the Administrative Agent for approval, such appraisals, investigations and reviews as the Administrative Agent shall request for the purpose of determining the Borrowing Base, all upon notice and at such times during normal business hours and as often as may be reasonably requested; provided that the so long as no Default or Event of Default or Liquidity Event Period has occurred and is continuing, the Administrative Agent shall not conduct more than four appraisals in any calendar year. The Borrower shall furnish to the Administrative Agent any information that the Administrative Agent may reasonably request regarding the determination and calculation of the Borrowing Base including correct and complete copies of any invoices, underlying agreements, instruments or other documents and the identity of all Account Debtors in respect of Accounts referred to therein, including, without limiation, the following:

               (i) as soon as available but in any event within 15 days of the end of each calendar month and at such other times as may be requested by the Administrative Agent, as of the period then ended, all delivered electronically in a text formatted file acceptable to the Administrative
     Agent:

                    (A) a detailed aging of the Borrower's Accounts (1) including all invoices aged by due date (with an explanation of the terms offered) and (2) reconciled to the Borrowing Base Certificate delivered as of such date prepared in a manner reasonably acceptable to the Administrative Agent, together with a summary specifying the name, address, and balance due for each Account Debtor;

                    (B) a schedule detailing the Borrower's Inventory, in form satisfactory to the Administrative Agent, (1) by location (showing Inventory in transit, any Inventory located with a third party under any consignment, bailee arrangement, or warehouse agreement), by class (raw material, work-in-process and finished goods), by product type, and by volume on hand, which Inventory shall be valued at the lower of cost (determined on a first-in, first-out basis) or market and adjusted for Reserves as the Administrative Agent has previously indicated to the Borrower are deemed by the Administrative Agent to be appropriate, (2) including a report of any variances or other results of Inventory counts performed by the Borrower since the last Inventory schedule (including information regarding sales or other reductions, additions, returns, credits issued by Borrower and complaints and claims made against the Borrower), and (3) reconciled to the Borrowing Base Certificate delivered as of such date;

                    (C) a worksheet of calculations prepared by the Borrower to determine Eligible Accounts and Eligible Inventory, such worksheets detailing the Accounts and Inventory excluded from Eligible Accounts and Eligible Inventory and the reason for such exclusion;

                    (D) a reconciliation of the Borrower's Accounts and Inventory between the amounts shown in the Borrower's general ledger and


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          financial statements and the reports delivered pursuant to clauses (i)
          and (ii) above; and

                    (E) a reconciliation of the loan balance per the Borrower's general ledger to the loan balance under this Agreement;

               (ii) as soon as available but in any event within 15 days of the end of each calendar month and at such other times as may be requested by the Administrative Agent, as of the month then ended, a schedule and aging of the Borrower's accounts payable, delivered electronically in a text formatted file acceptable to the Administrative Agent;

               (iii) as soon as available but in any event within 15 days of the end of each calendar quarter, as of the quarter then ended, and at such other times as may be requested by the Administrative Agent, a list of all customer addresses, delivered electronically in a text formatted file acceptable to the Administrative Agent;

               (iv) promptly upon the Administrative Agent's request:

                    (A) copies of invoices in connection with the invoices issued by the Borrower in connection with any Accounts, credit memos, shipping and delivery documents, and other information related thereto;

                    (B) copies of purchase orders, invoices, and shipping and delivery documents in connection with any Inventory or Equipment purchased by any Loan Party; and

                    (C) a schedule detailing the balance of all intercompany accounts of the Loan Parties;

          (c) The Borrower shall promptly notify the Administrative Agent in writing in the event that at any time the Borrower knows that (i) the Borrowing Base is less than 90% of the Borrowing Base reflected in the most recent Borrowing Base Certificate delivered pursuant to clause (a) above or (ii) the outstanding Revolving Credit Outstandings exceed the Borrowing Base as a result of a decrease therein, in which case such notice shall also include the amount of such excess.

          (d) The Administrative Agent may, at the Borrower's sole cost and expense, make test verifications of the Accounts and physical verifications of the Inventory in any manner and through any medium that the Administrative Agent considers advisable in its Customary Discretion, and the Borrower shall furnish all such assistance and information as the Administrative Agent may require in its Customary Discretion in connection therewith. At any time and from time to time, upon the Administrative Agent's request and at the expense of the Borrower, the Borrower shall cause independent public accountants or others satisfactory to the Administrative Agent in its Customary Discretion to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts; provided, however, that unless a Default or Event of Default shall be continuing, the Administrative Agent shall request no more than four such reports during any calendar year.


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          SECTION 6.13 CONTRACTUAL OBLIGATIONS

          Promptly after any Loan Party knows of the same, the Borrower shall give the Administrative Agent written notice of any cancellation, termination or loss of any material Contractual Obligation or other customer arrangement which would have a Material Adverse Effect.

          SECTION 6.14 TAX REPORTING

          If the Borrower determines that any of the Loans, Letters of Credit or related transactions contemplated hereby constitutes a "reportable transaction" within the meaning of Treasury Regulation Section 1.6011-4, the Borrower shall give the Administrative Agent written notice thereof and shall deliver to the Administrative Agent all IRS forms required in connection therewith.

          SECTION 6.15 OTHER INFORMATION

          The Borrower shall provide the Administrative Agent or any Lender with such other information respecting the business, properties, condition, financial or otherwise, or operations of the Borrower or any Subsidiary of the Borrower as the Administrative Agent or such Lender through the Administrative Agent may from time to time reasonably request.

                                   ARTICLE VII

                              AFFIRMATIVE COVENANTS

          The Borrower agrees with the Lenders, the Issuers and the Administrative Agent to each of the following, as long as any Obligation or any Revolving Credit Commitment remains outstanding and, in each case, unless the Requisite Lenders otherwise consent in writing:

          SECTION 7.1 PRESERVATION OF CORPORATE EXISTENCE, ETC.

          The Borrower shall, and shall cause each Subsidiary of the Borrower to, preserve and maintain its legal existence, rights (charter and statutory) and franchises, except as permitted by Sections 8.4 (Sale of Assets) and 8.7 (Restriction on Fundamental Changes).

          SECTION 7.2 COMPLIANCE WITH LAWS, ETC.

          The Borrower shall, and shall cause each Subsidiary of the Borrower to, comply with all applicable Requirements of Law, Contractual Obligations and Permits, except where the failure so to comply would not, in the aggregate, have a Material Adverse Effect.

          SECTION 7.3 CONDUCT OF BUSINESS

          The Borrower shall and the Borrower shall cause each Subsidiary of the Borrower to, (a) conduct its business in the ordinary course and (b) use its reasonable efforts, in the ordinary course of business substantially as conducted immediately prior to the date hereof or approved by the Administrative Agent, to preserve its business and the goodwill and business of the customers, advertisers, suppliers and others having business relations with the Borrower or


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any of its Subsidiaries, except in each case where the failure to comply with the covenants in each of clauses (a) and (b) above would not, in the aggregate, have a Material Adverse Effect.

          SECTION 7.4 PAYMENT OF TAXES, ETC.

          The Borrower shall, and shall cause each Subsidiary of the Borrower to, pay and discharge before the same shall become delinquent, all lawful material governmental claims, taxes, assessments, charges and levies, except where contested in good faith, by proper proceedings and adequate reserves therefor have been established on the books of the Borrower or the appropriate Subsidiary in conformity with GAAP.

          SECTION 7.5 MAINTENANCE OF INSURANCE

          The Borrower shall (a) maintain for itself, and the Borrower shall cause to be maintained for each Subsidiary of the Borrower, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower or such Subsidiary operates, and such other insurance as may be reasonably requested by the Requisite Lenders, and, in any event, all insurance required by any Collateral Documents and (b) cause all such insurance to name the Administrative Agent on behalf of the Secured Parties as additional insured or loss payee, as appropriate, and to provide that no cancellation, material addition in amount or material change in coverage shall be effective until after 30 days' written notice thereof to the Administrative Agent.

          SECTION 7.6 ACCESS

          The Borrower shall, and shall cause each Subsidiary of the Borrower to, from time to time permit the Administrative Agent and the Lenders, or any agents or representatives thereof, within two Business Days after written notification of the same (except that during the continuance of an Event of Default, no such notice shall be required) to (a) examine and make copies of and abstracts from the records and books of account of the Borrower and each Subsidiary of the Borrower, (b) visit the properties of the Borrower and each Subsidiary of the Borrower, (c) discuss the affairs, finances and accounts of the Borrower and each Subsidiary of the Borrower with any of their respective officers or directors and (d) communicate directly with any of its certified public accountants (including the Borrower's Accountants). The Borrower shall authorize its certified public accountants (including the Borrower's Accountants), and shall cause each of its Subsidiaries to authorize the certified public accountants of such Subsidiary to disclose to the Administrative Agent or any Lender any and all financial statements and other information of any kind, as the Administrative Agent or any Lender reasonably requests and that such accountants may have with respect to the business, financial condition, results of operations or other affairs of the Borrower or any Subsidiary of the Borrower.

          SECTION 7.7 KEEPING OF BOOKS

          The Borrower shall, and shall cause each Subsidiary of the Borrower to, keep proper books of record and account, in which full and correct entries shall be made in conformity with GAAP, of all financial transactions and the assets and business of the Borrower and each such Subsidiary.


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          SECTION 7.8 MAINTENANCE OF PROPERTIES, ETC.

          The Borrower shall, and shall cause each Subsidiary of the Borrower to, maintain and preserve (a) in good working order and condition, subject to reasonable wear and tear, all of its properties necessary in the conduct of its business, (b) all rights, permits, licenses, approvals and privileges (including all Permits) used or useful or necessary in the conduct of its business and (c) all registered patents, trademarks, trade names, copyrights and service marks with respect to its business, except where failure to so maintain and preserve the items set forth in clauses (a), (b) and (c) above would not, in the aggregate, have a Material Adverse Effect.

          SECTION 7.9 APPLICATION OF PROCEEDS

          The Borrower (and, to the extent distributed to them by the Borrower, each Loan Party) shall use the entire amount of the proceeds of the Loans as provided in Section 4.13 (Use of Proceeds).

          SECTION 7.10 ENVIRONMENTAL

          The Borrower shall, and shall cause each Subsidiary of the Borrower to, comply in all material respects with Environmental Laws and, without limiting the foregoing, the Borrower shall, at its sole cost and expense, upon receipt of any notification or otherwise obtaining knowledge of any Release or other event that has any reasonable likelihood of any of the Borrower or any Subsidiary of the Borrower incurring Environmental Liabilities and Costs whose Dollar Equivalent shall exceed $500,000 in the aggregate, (a) conduct, or pay for consultants to conduct, tests or assessments of environmental conditions at such operations or properties, including the investigation and testing of subsurface conditions and (b) take such Remedial Action and undertake such investigation or other action as required by Environmental Laws or as any Governmental Authority requires or as is appropriate and consistent with good business practice to address the Release or event and otherwise ensure compliance with Environmental Laws.

          SECTION 7.11 ADDITIONAL COLLATERAL AND GUARANTIES

          To the extent not delivered to the Administrative Agent on or before the Closing Date (including in respect of after-acquired property and Persons that become Subsidiaries of any Loan Party after the Closing Date), the Borrower agrees promptly to do, or cause each Subsidiary of the Borrower to do, each of the following, unless otherwise agreed by the Administrative Agent:

          (a) deliver to the Administrative Agent such duly-executed supplements and amendments to the Guaranty (or, in the case of any Subsidiary of any Loan Party that is not a Domestic Subsidiary or that holds shares in any Person that is not a Domestic Subsidiary, foreign guarantees and related documents), in each case in form and substance reasonably satisfactory to the Administrative Agent and as the Administrative Agent deems necessary or advisable in order to ensure that each Subsidiary of each Loan Party guaranties, as primary obligor and not as surety, the full and punctual payment when due of the Obligations or any part thereof; provided, however, in no event shall any Excluded Foreign Subsidiary be required to guaranty the payment of the Obligations unless the Borrower and the Administrative Agent otherwise agree;


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          (b) deliver to the Administrative Agent such duly-executed joinder and amendments to the Pledge and Security Agreement and, if applicable, other Collateral Documents (or, in the case of any such Subsidiary of any Loan Party that is not a Domestic Subsidiary or that holds shares in any Person that is not a Domestic Subsidiary, foreign charges, pledges, security agreements and other Collateral Documents), in each case in form and substance reasonably satisfactory to the Administrative Agent and as the Administrative Agent deems necessary or advisable in order to (i) effectively grant to the Administrative Agent, for the benefit of the Secured Parties, a valid, perfected and enforceable first-priority security interest in the Stock and Stock Equivalents and other debt Securities owned by any Loan Party or any Subsidiary of any Loan Party and (ii) effectively grant to the Administrative Agent, for the benefit of the Secured Parties, a valid, perfected and enforceable first-priority security interest in all property interests and other assets of any Loan Party or any Subsidiary of any Loan Party; provided, however, in no event shall (x) any Loan Party or any of its Subsidiaries, individually or collectively, be required to pledge in excess of 65% of the outstanding Voting Stock of any Excluded Foreign Subsidiary or (y) any assets of any Excluded Foreign Subsidiary be required to be pledged, unless the Borrower and the Administrative Agent otherwise agree;

          (c) deliver to the Administrative Agent all certificates, instruments and other documents representing all Pledged Stock, Pledged Debt Instruments and all other Stock, Stock Equivalents and other debt Securities being pledged pursuant to the joinders, amendments and foreign agreements executed pursuant to clause (b) above, together with (i) in the case of certificated Pledged Stock and other certificated Stock and Stock Equivalents, undated stock powers endorsed in blank and (ii) in the case of Pledged Debt Instruments and other certificated debt Securities, endorsed in blank, in each case executed and delivered by a Responsible Officer of such Loan Party or such Subsidiary thereof, as the case may be;

          (d) to take such other actions necessary or advisable to ensure the validity or continuing validity of the guaranties required to be given pursuant to clause (a) above or to create, maintain or perfect the security interest required to be granted pursuant to clause (b) above, including the filing of UCC financing statements in such jurisdictions as may be required by the Collateral Documents or by law or as may be reasonably requested by the Administrative Agent;

          (e) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, chosen by the Borrower and reasonably satisfactory to the Administrative Agent.

          SECTION 7.12 CONTROL ACCOUNTS; APPROVED DEPOSIT ACCOUNTS

          (a) Within 60 days of the Closing Date, the Borrower shall, and shall cause each of its Subsidiaries to, (i) deposit in an Approved Deposit Account all cash they receive, (ii) not establish or maintain any Securities Account that is not a Control Account and (iii) not establish or maintain any Deposit Account other than with a Deposit Account Bank; provided, however, that each of the Borrower and each of their respective Subsidiaries may (i) maintain payroll, withholding tax and other fiduciary accounts, (ii) maintain up to $15,000,000 in disbursement accounts provided, that such amounts shall disbursed (in accordance with the terms of this Agreement) within 3 Business Days of the date of such investment, and (iii) maintain other accounts as long as the aggregate balance in all such accounts does not exceed $1,000,000.


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

          (b) The Borrower shall, and shall cause each of its Subsidiaries to,
(i) instruct each Account Debtor or other Person obligated to make a payment to any of them under any Account or General Intangible to make payment, or to continue to make payment, to an Approved Deposit Account and (ii) deposit in an Approved Deposit Account immediately upon receipt all Proceeds of such Accounts and General Intangibles received by the Borrower or any of its Subsidiaries from any other Person in contravention of the instructions required to be given in clause (i).

          (c) In the event (i) the Borrower, any Subsidiary of the Borrower or any Deposit Account Bank shall, after the date hereof, terminate an agreement with respect to the maintenance of an Approved Deposit Account for any reason,
(ii) the Administrative Agent shall demand such termination as a result of the failure of a Deposit Account Bank to comply with the terms of the applicable Deposit Account Control Agreement or (iii) the Administrative Agent determines in its sole discretion that the financial condition of a Deposit Account Bank has materially deteriorated, the Borrower shall, and shall cause each Subsidiary of the Borrower to, notify all of their respective obligors that were making payments to such terminated Approved Deposit Account to make all future payments to another Approved Deposit Account.

          (d) In the event (i) the Borrower, any Subsidiary of the Borrower or any Approved Securities Intermediary shall, after the date hereof, terminate an agreement with respect to the maintenance of a Control Account for any reason,
(ii) the Administrative Agent shall demand such termination as a result of the failure of an Approved Securities Intermediary to comply with the terms of the applicable Securities Account Control Agreement or (iii) the Administrative Agent determines in its sole discretion that the financial condition of an Approved Securities Intermediary has materially deteriorated, each of the Borrower shall, and shall cause each Subsidiary of the Borrower to, notify all of its obligors that were making payments to such terminated Control Account to make all future payments to another Control Account.

          (e) The Administrative Agent may establish one or more Cash Collateral Accounts with such depositaries and Securities Intermediaries as it in its sole discretion shall determine; provided, however, that no Cash Collateral Account shall be established with respect to the assets of any Excluded Foreign Subsidiary. The Borrower agrees that each such Cash Collateral Account shall meet the requirements of the definition of "Cash Collateral Account". Without limiting the foregoing, funds on deposit in any Cash Collateral Account may be invested (but the Administrative Agent shall be under no obligation to make any such investment) in Cash Equivalents at the direction of the Administrative Agent and, except during the continuance of an Event of Default, the Administrative Agent agrees with the Borrower to issue Entitlement Orders for such investments in Cash Equivalents as requested by the Borrower; provided, however, that the Administrative Agent shall not have any responsibility for, or bear any risk of loss of, any such investment or income thereon. None of the Borrower, any Subsidiary of the Borrower or any other Loan Party or Person claiming on behalf of or through the Borrower, any Subsidiary of the Borrower or any other Loan Party shall have any right to demand payment of any funds held in any Cash Collateral Account at any time prior to the termination of all outstanding Letters of Credit and the payment in full of all then outstanding and payable monetary Obligations. The Administrative Agent shall apply all funds on deposit in a Cash Collateral Account as provided in Section 2.9(d) (Mandatory Prepayments).

          (f) The requirements of this Section 7.12 shall not apply to any Excluded Foreign Subsidiary.


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          SECTION 7.13 LANDLORD WAIVERS AND BAILEE'S LETTERS

          The Borrower shall, and shall cause each of its Subsidiaries to, within 30 days after the Closing Date (or such later date as shall be acceptable to the Administrative Agent in its Customary Discretion), deliver such Landlord Waivers and Bailee's Letters as the Administrative Agent shall request in its Customary Discretion exercised reasonably.

          SECTION 7.14 REAL PROPERTY

          (a) The Borrower shall, and shall cause each of its Subsidiaries to,
(i) comply in all material respects with all of their respective obligations under all of their respective Leases now or hereafter held respectively by them, including the Leases set forth in Schedule 4.19 (Real Property) (provided that willful late payment and late payment of material amounts made beyond documented cure periods shall be deemed to be material non-compliance with a Lease under this clause (i)), (ii) not modify, amend, cancel, extend or otherwise change in any materially adverse manner any term, covenant or condition of any such Lease,
(iii) not assign or sublet any other Lease if such assignment or sublet would have a Material Adverse Effect, (iv) provide the Administrative Agent with a copy of each notice of default under any Lease received by the Borrower or any Subsidiary of the Borrower promptly upon receipt thereof and deliver to the Administrative Agent a copy of each notice of default sent by the Borrower or any Subsidiary of the Borrower under any Lease simultaneously with its delivery of such notice under such Lease and (v) notify the Administrative Agent at least 14 days prior to the date the Borrower or any Subsidiary takes possession of, or becomes liable under, any new leased premises or Lease, whichever is earlier.

          (b) At least 15 Business Days prior to (i) entering into any Lease (other than a renewal of an existing Lease) for the principal place of business and chief executive office of the Borrower or any other Subsidiary Guarantor or any other Lease (including any renewal) in which the Dollar Equivalent of the annual rental payments are anticipated to equal or exceed $1,000,000 or (ii) acquiring any material owned Real Property, the Borrower shall, and shall cause such Subsidiary Guarantor to, provide the Administrative Agent written notice thereof and, upon written request of the Administrative Agent, the Borrower shall, and shall cause such Subsidiary Guarantor, to provide Phase I environmental reports on such Real Property or, as the case may be, the Real Property subject to such Lease showing no condition that could give rise to material Environmental Liabilities and Costs.

          (c) To the extent not previously delivered to the Administrative Agent, upon written request of the Administrative Agent, the Borrower shall, and shall cause each Subsidiary Guarantor to, execute and deliver to the Administrative Agent, for the benefit of the Secured Parties, promptly and in any event not later than 60 days after receipt of such notice (or, if such notice is given by the Administrative Agent prior to the acquisition of such Real Property or Lease, immediately upon such acquisition), a Mortgage on any Real Property of the Borrower or such Subsidiary Guarantor, together with (i) if requested by the Administrative Agent and such Real Property is located in the United States or is a Lease of Real Property located in the United States, all Mortgage Supporting Documents relating thereto or (ii) otherwise, documents similar to Mortgage Supporting Documents reasonably deemed by the Administrative Agent to be appropriate and customary in the applicable jurisdiction to obtain the equivalent in such jurisdiction of a mortgage on such Real Property subject only to Liens permitted under Section 8.2 (Liens, Etc.).


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                                  ARTICLE VIII

                               NEGATIVE COVENANTS

          Each of the Borrower agrees with the Lenders, the Issuers and the Administrative Agent to each of the following, as long as any Obligation or any Revolving Credit Commitment remains outstanding and, in each case, unless the Requisite Lenders otherwise consent in writing:

          SECTION 8.1 INDEBTEDNESS

          The Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly create, incur, assume or otherwise become or remain directly or indirectly liable with respect to any Indebtedness except for the following:

          (a) the Secured Obligations and Guaranty Obligations in respect thereto;

          (b) Indebtedness existing on the date of this Agreement and disclosed on Schedule 8.1 (Existing Indebtedness) together with any Permitted Refinancing of any Indebtedness permitted by this clause (b);

          (c) Guaranty Obligations incurred by the Borrower or any Subsidiary in respect of Indebtedness of the Borrower or any Subsidiary that is otherwise permitted by this Section 8.1 (other than clause (a) above);

          (d) Capital Lease Obligations and purchase money Indebtedness described in clauses (d) and (e) of the definition thereof incurred by the Borrower or a Subsidiary of the Borrower to finance the acquisition of fixed assets, together with any Permitted Refinancing of any Indebtedness permitted by this clause (b); provided, however, that the Capital Expenditure related thereto is otherwise permitted by Section 5.3 (Capital Expenditures) and that the Dollar Equivalent of the aggregate outstanding principal amount of all such Capital Lease Obligations and such purchase money Indebtedness shall not exceed $25,000,000 at any time;

          (e) Renewals, extensions, refinancings and refundings of Indebtedness permitted by clause (b) or (d) above or clause (j), (k), (l) or (m) below or this clause (e); provided, however, that any such renewal, extension, refinancing or refunding is in an aggregate principal amount not greater than the principal amount of, and is on terms which, in the aggregate, are no less favorable to the Borrower or any Subsidiary of the Borrower obligated thereunder, including as to weighted average maturity and final maturity, than the Indebtedness being renewed, extended, refinanced or refunded;

          (f) a sale and leaseback transaction permitted pursuant to Section 8.16(b) (Operating Leases; Sale/Leasebacks), to the extent such transaction would constitute Indebtedness;

          (g) Indebtedness arising from intercompany loans (i) from the Borrower to any Subsidiary Guarantor, (ii) from any Subsidiary Guarantor to the Borrower or any other Subsidiary Guarantor or (iii) from the Borrower or any Subsidiary Guarantor to any Subsidiary of the Borrower that is not a Subsidiary Guarantor; provided, however, that, in the case of this clause (g), the Investment in such intercompany loan to such Subsidiary is permitted under Section 8.3 (Investments);


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          (h) Indebtedness arising under any performance or surety bond entered into in the ordinary course of business;

          (i) Hedging Contracts permitted under Section 8.17 (No Speculative Transactions);

          (j) unsecured Indebtedness not otherwise permitted under this Section 8.1; provided, however, that the Dollar Equivalent of the aggregate outstanding principal amount of all such unsecured Indebtedness shall not exceed $10,000,000 at any time;

          (k) Indebtedness under the New Senior Secured Notes, provided, however, that the aggregate outstanding principal amount of all such unsecured Indebtedness shall not exceed $100,000,000 at any time;

          (l) Indebtedness under the Collateral Trust, provided, however, that the aggregate outstanding principal amount of all such Indebtedness shall not exceed $75,000,000 at any time;

          (m) the future contingent payments in an amount of no more than $10,000,000 payable to or on behalf of Old WCI's pension plan under the Memorandum of Agreement dated March 15, 2006, as amended and restated as of March 28, 2006, among The Renco Group, Inc. and its affiliates, certain holders of Old WCI's Senior Secured Notes, the United Steel Workers of America and Old WCI;

          (n) Indebtedness in respect of (i) letters of credit issued by Wachovia Bank, National Association ("Wachovia") of no more than $10,000,000 existing on the date hereof as described on Schedule 8.1, (ii) continuing obligations relating to costs, expenses and indemnities under financing agreements with Wachovia referenced in, and after giving effect to, the Release and Terminiation Agreement dated May 1, 2006, among Wachovia, Old WCI and certain of its subsidiaries as debtors and debtors in possession, and certain other parties thereto, as provided to the Administrative Agent and without giving effect to any subsequent amendments thereto, and (iii) unpaid professional fees existing on the date hereof relating to Case No. 03-44662 in the Bankruptcy Court; and

          (o) unsecured Indebtedness of the Borrower that is subordinated to the payment in full of the Obligations on terms reasonably satisfactory to the Requisite Lenders (provided that the terms of subordination thereof are satisfactory to the Administrative Agent in its sole discretion) (all such Indebtedness permitted to be incurred pursuant to clause (m) and this clause (m) being "Subordinated Debt"); provided, however, that the aggregate Dollar Equivalent of the principal amount of all such unsecured Indebtedness shall not exceed $100,000,000 at any time.

          SECTION 8.2 LIENS, ETC.

          The Borrower shall not, and shall not permit any of its Subsidiaries to, create or suffer to exist, any Lien upon or with respect to any of their respective properties or assets, whether now owned or hereafter acquired, or assign, or permit any of its Subsidiaries to assign, any right to receive income, except for the following:

          (a) Liens created pursuant to the Loan Documents;


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          (b) Liens existing on the date of this Agreement and disclosed on
Schedule 8.2 (Existing Liens);

          (c) Customary Permitted Liens on the properties or assets of the Borrower or the Borrower's Subsidiaries;

          (d) purchase money Liens granted by the Borrower or any of its Subsidiaries (including the interest of a lessor under a Capital Lease and purchase money Liens to which any property is subject at the time, on or after the date hereof, of the Borrower's or such Subsidiary's acquisition thereof) securing Indebtedness permitted under Section 8.1(d) (Indebtedness) and limited in each case to the property purchased with the proceeds of such purchase money Indebtedness or subject to such Capital Lease;

          (e) any Lien securing the renewal, extension, refinancing or refunding of any Indebtedness secured by any Lien permitted by clause (b) or (d) above or this clause (e) without any change in the assets subject to such Lien and to the extent such renewal, extension, refinancing or refunding is permitted by Section
8.1 (Indebtedness);

          (f) Liens in favor of lessors securing operating leases or, to the extent such transactions create a Lien hereunder, sale and leaseback transactions, in each case to the extent such operating leases or sale and leaseback transactions are permitted hereunder;

          (g) Liens securing the Indebtedness under New Senior Notes; provided that such Liens have the priority set forth in the Pledge and Security Agreement and the Mortgages;

          (h) Liens securing the Indebtedness under the Collateral Trust; provided that such Liens have the priority set forth in the Pledge and Security Agreement and the Mortgages;

          (i) Liens on up to $11,500,000 in cash or Cash Equivalents securing the letters of credit and other Indebtedness described in Section 8.1(n); and

          (j) Liens not otherwise permitted by the foregoing clauses of this
Section 8.2 securing obligations or other liabilities (other than Indebtedness) of any Loan Party; provided, however, that the Dollar Equivalent of the aggregate outstanding amount of all such obligations and liabilities shall not exceed $2,000,000 at any time.

          SECTION 8.3 INVESTMENTS

          The Borrower shall not, and shall not permit any of its Subsidiaries to make or maintain, directly or indirectly, any Investment except for the following:

          (a) Investments existing on the date of this Agreement and disclosed on Schedule 8.3 (Existing Investments);

          (b) Investments in cash and Cash Equivalents held in a Deposit Account or a Control Account in compliance with Section 7.12(a) (Control Accounts; Approved Deposit Accounts);

          (c) Investments by any Excluded Foreign Subsidiary in cash or Cash Equivalents;


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          (d) Investments in payment intangibles, chattel paper (each as defined in the UCC) and Accounts, notes receivable and similar items arising or acquired in the ordinary course of business substantially as conducted immediately prior to the date hereof or approved by the Administrative Agent of the Borrower and its Subsidiaries;

          (e) Investments received in settlement of amounts due to the Borrower or any Subsidiary of the Borrower effected in the ordinary course of business;

          (f) Investments by (i) the Borrower in any Subsidiary Guarantor or any Subsidiary Guarantor in the Borrower or any other Subsidiary Guarantor, (ii) any Subsidiary of the Borrower that is not a Subsidiary Guarantor in the Borrower or any other Subsidiary of the Borrower or (iii) the Borrower or any Subsidiary Guarantor in a Subsidiary that is not a Subsidiary Guarantor; provided, however, that the Dollar Equivalent of the aggregate outstanding amount of all Investments permitted pursuant to this clause (iii) shall not exceed $1,000,000 at any time;

          (g) loans or advances to employees of the Borrower or any Subsidiaries of the Borrower in the ordinary course of business substantially as conducted by Old WCI and its Subsidiaries immediately prior to the date hereof other than any loans or advances that would be in violation of Section 402 of the Sarbanes-Oxley Act; provided, however, that the Dollar Equivalent of the aggregate principal amount of all loans and advances permitted pursuant to this clause (g) shall not exceed $300,000 at any time;

          (h) Guaranty Obligations permitted by Section 8.1 (Indebtedness);

          (i) Investments not otherwise permitted by clauses (a) through (h) of this Section 8.3; provided, however, that the Dollar Equivalent of the aggregate outstanding amount of all such Investments shall not exceed $1,000,000 at any time; and

          (j) Investments not otherwise permitted by clauses (a) through (i) of this Section 8.3, in an amount not exceeding the then current Restricted Payments Basket.

          SECTION 8.4 SALE OF ASSETS

          The Borrower shall not, and shall not permit any of its Subsidiaries to, sell, convey, transfer, lease or otherwise dispose of, any of their respective assets or any interest therein (including the sale or factoring at maturity or collection of any accounts) to any Person, or permit or suffer any other Person to acquire any interest in any of their respective assets or issue or sell any shares of their Stock or any Stock Equivalents (any such disposition being an "Asset Sale"), except for the following:

          (a) the sale or disposition of Cash Equivalents or Inventory, in each case in the ordinary course of business;

          (b) the sale or disposition of Equipment that has become obsolete or is replaced in the ordinary course of business; provided, however, that the Dollar Equivalent of the aggregate Fair Market Value of all such equipment disposed of in any Fiscal Year shall not exceed $5,000,000;


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          (c) (i) a true lease or sublease of Real Property not constituting
Indebtedness and not constituting a sale and leaseback transaction and (ii) a sale of assets pursuant to a sale and leaseback transaction, in each case as permitted under Section 8.16 (Operating Leases; Sale/Leasebacks);

          (d) assignments and licenses of intellectual property of the Borrower and its Subsidiaries in the ordinary course of business;

          (e) any Asset Sale to the Borrower or any Subsidiary Guarantor;

          (f) as long as no Default or Event of Default is continuing or would result therefrom, any other Asset Sale for Fair Market Value, payable in cash upon such sale; provided, however, that with respect to any such Asset Sale pursuant to this clause (f), (i) the Dollar Equivalent of the aggregate consideration received during any Fiscal Year for all such Asset Sales shall not exceed $10,000,000 and (ii) an amount equal to all Net Cash Proceeds of such Asset Sale are applied to the payment of the Obligations as set forth in, and to the extent required by, Section 2.9 (Mandatory Prepayments); and

          (g) issuances or sales of Stock or any Stock Equivalents (i) by any Subsidiary Guarantor to the Borrower or any Subsidiary Guarantor, (ii) by the Borrower to any Permitted Holder or (iii) by the Borrower to any other Person, if such issuance by the Borrower is made on terms acceptable to the Administrative Agent in its discretion.

          SECTION 8.5 RESTRICTED PAYMENTS

          The Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Payment except for the following:

          (a) Restricted Payments by any Subsidiary of the Borrower to the Borrower or any Subsidiary Guarantor;

          (b) dividends and distributions declared and paid on the Stock of the Borrower and payable only in Stock of the Borrower;

          (c) conversion of the Series A Preferred Stock into shares of common Stock of the Borrower and cash payments in connection therewith of amounts for fractional shares of Series A Preferred Stock not to exceed $1,000,000; and

          (d) on or after January 1, 2008, dividends and distributions declared and paid on the Stock of the Borrower not to exceed 20% of EBITDA (measured from the Closing Date to the date of such payment) in excess of the product of (i) the number of years from the Closing Date to the date of such payment and (ii) $50,000,000; provided, that both before and after payment of such dividends and distributions Available Credit shall not be less than $45,000,000 and no Default or Event of Default shall have occurred and be continuing.

          SECTION 8.6 PREPAYMENT AND CANCELLATION OF INDEBTEDNESS

          (a) The Borrower shall not and shall not permit any of its Subsidiaries to, cancel any claim or Indebtedness owed to any of them except (i) in the ordinary course of


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business consistent with past practice and (ii) in respect of intercompany
Indebtedness (x) among the Borrower and the Subsidiary Guarantors, (y) among the Subsidiary Guarantors or (z) owing by the Borrower or any Subsidiary Guarantor to any Subsidiary of the Borrower that is not a Subsidiary Guarantor.

          (b) The Borrower shall not, and shall not permit any Subsidiary of the Borrower to, prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Indebtedness; provided, however, that the Borrower and each Subsidiary of the Borrower may (i) prepay the Obligations in accordance with the terms of this Agreement, (ii) make regularly scheduled or otherwise required repayments (but not prepayments) or redemptions of Indebtedness, (iii) prepay Indebtedness under the Existing Credit Agreement with the proceeds of the initial Borrowings hereunder, (iv) prepay any Indebtedness payable to the Borrower or any Subsidiary Guarantor by any of Borrower's Subsidiaries and (v) renew, extend, refinance and refund Indebtedness, as long as such renewal, extension, refinancing or refunding is permitted under Section 8.1(Indebtedness).

          SECTION 8.7 RESTRICTION ON FUNDAMENTAL CHANGES

          The Borrower shall not, and shall not permit any of its Subsidiaries to, (a) (i) merge with any Person, (ii) consolidate with any Person, (iii) acquire all or substantially all of the Stock or Stock Equivalents of any Person or (iv) acquire all or substantially all of the assets of any Person or all or substantially all of the assets constituting the business of a division, branch or other unit operation of any Person, (b) enter into any joint venture or partnership with any Person or (c) acquire or create any Subsidiary unless, before and after giving effect to such creation or acquisition, no Default or Event of Default shall have occurred and be continuing and such Subsidiary is a Wholly-Owned Subsidiary of the Borrower, the Borrower is in compliance with
Section 7.11 (Additional Collateral and Guaranties) and the Investment in such Subsidiary is permitted under Section 8.3(c) (Investments). Notwithstanding the foregoing, with the consent of the Administrative Agent, (i) any Subsidiary of the Borrower that is not a Subsidiary Guarantor may merge or consolidate with, or acquire substantially all of the assets of, any other Subsidiary of the Borrower that is also not a Subsidiary Guarantor, (ii) any Subsidiary that is not a Subsidiary Guarantor may merge or consolidate with, or have substantially all of its assets acquired by, the Borrower or any Subsidiary Guarantor, so long as, in the case of a merger or consolidation, the Borrower or such Subsidiary Guarantor is the survivor of such merger or consolidation, and (iii) any Subsidiary Guarantor may merge or consolidate with, or have substantially all of its assets acquired by, the Borrower or any other Subsidiary Guarantor so long as, in the case of a merger or consolidation of the Borrower and any Subsidiary Guarantor, the Borrower is the survivor of such merger or consolidation.

          SECTION 8.8 CHANGE IN NATURE OF BUSINESS

          The Borrower shall not, and shall not permit any of its Subsidiaries to enter into a new line of business materially different from business as carried on at the date hereof by Old WCI and its Subsidiaries.

          SECTION 8.9 TRANSACTIONS WITH AFFILIATES

          The Borrower shall not, and shall not permit any of its Subsidiaries to, except as otherwise expressly permitted herein, do any of the following: (a) make any Investment in an


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Affiliate of the Borrower that is not a Subsidiary of the Borrower, (b)
transfer, sell, lease, assign or otherwise dispose of any asset to any Affiliate of the Borrower that is not a Subsidiary of the Borrower, (c) merge into or consolidate with or purchase or acquire assets from any Affiliate of the Borrower that is not a Subsidiary of the Borrower, (d) repay any Indebtedness to any Affiliate of the Borrower that is not a Subsidiary of the Borrower or (e) enter into any other transaction directly or indirectly with or for the benefit of any Affiliate of the Borrower that is not a Subsidiary Guarantor (including guaranties and assumptions of obligations of any such Affiliate), except for, in the case of this clause (e), (i) transactions in the ordinary course of business on a basis no less favorable to the Borrower or, as the case may be, such Subsidiary thereof as would be obtained in a comparable arm's-length transaction with a Person not an Affiliate thereof, and (ii) salaries and other director or employee compensation to officers or directors of the Borrower or any of its Subsidiaries commensurate with customary compensation levels for comparably situated enterprises in the steel industry.

          SECTION 8.10 LIMITATIONS ON RESTRICTIONS ON SUBSIDIARY DISTRIBUTIONS; NO NEW NEGATIVE PLEDGE

          Except pursuant to the Loan Documents and any agreements governing purchase money Indebtedness or Capital Lease Obligations permitted by Section
8.1 (Indebtedness) (in the case of agreements permitted by such clauses, any prohibition or limitation shall only be effective against the assets financed thereby), the Borrower shall not, and shall not permit any of its Subsidiaries to, (a) agree to enter into or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of such Subsidiary to pay dividends or make any other distribution or transfer of funds or assets or make loans or advances to or other Investments in, or pay any Indebtedness owed to, the Borrower or any other Subsidiary of the Borrower or
(b) enter into or suffer to exist or become effective any agreement prohibiting or limiting the ability of the Borrower or any Subsidiary of the Borrower to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, to secure the Obligations, including any agreement requiring any other Indebtedness or Contractual Obligation to be equally and ratably secured with the Obligations.

          SECTION 8.11 MODIFICATION OF CONSTITUENT DOCUMENTS

          Except as provided in clause (g) of Section 8.4 (Sale of Assets), the Borrower shall not, and shall not permit any of its Subsidiaries to, change its capital structure (including in the terms of its outstanding Stock) or otherwise amend its Constituent Documents (other than the deletion of the word "Acquisition" from its name on or promptly after the date hereof), except for changes and amendments that do not materially affect the rights and privileges of the Borrower or any Subsidiary of the Borrower and do not materially affect the interests of the Secured Parties under the Loan Documents or in the Collateral.

          SECTION 8.12 MODIFICATION OF RELATED DOCUMENTS

          The Borrower shall not, and shall not permit any of its Subsidiaries to, (a) alter, rescind, terminate, amend, supplement, waive or otherwise modify any provision of any Related Document (except for modifications to the terms of the Subordinated Debt (or any indenture or agreement in connection therewith) permitted under Section 8.13 (Modification of Debt Agreements) and modifications that do not in the opinion of the Administrative Agent adversely affect the rights and privileges of the Borrower or any Subsidiary of the Borrower under such Related Document and that do not in the opinion of the Administrative Agent adversely affect the


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interests of the Secured Parties under the Loan Documents or in the Collateral)
or (b) permit any breach or default to exist under any Related Document or take or fail to take any action thereunder, if to do so would reasonably be expected to have a Material Adverse Effect.

          SECTION 8.13 MODIFICATION OF DEBT AGREEMENTS

          The Borrower shall not, and shall not permit any of its Subsidiaries to, change or amend the terms of any Subordinated Debt (or any indenture or agreement or other material document entered into in connection therewith) if the effect of such amendment is to (a) increase the interest rate on such Subordinated Debt, (b) change the dates upon which payments of principal or interest are due on such Subordinated Debt other than to extend such dates, (c) change any default or event of default, other than to delete or make less restrictive any default provision therein, or add any covenant with respect to such Subordinated Debt, (d) change the subordination provisions of such Subordinated Debt, (e) change the redemption or prepayment provisions of such Subordinated Debt other than to extend the dates therefor or to reduce the premiums payable in connection therewith or (f) change or amend any other term if such change or amendment would materially increase the obligations of the obligor or confer additional material rights to the holder of such Subordinated Debt in a manner adverse to the Secured Parties.

          SECTION 8.14 ACCOUNTING CHANGES; FISCAL YEAR

          The Borrower shall not, and shall not permit any of its Subsidiaries to, change its (a) accounting treatment and reporting practices or tax reporting treatment, except as required by GAAP or any Requirement of Law and disclosed to the Lenders and the Administrative Agent or (b) fiscal year.

          SECTION 8.15 MARGIN REGULATIONS

          The Borrower shall not, and shall not permit any of its Subsidiaries to, use all or any portion of the proceeds of any credit extended hereunder to purchase or carry margin stock (within the meaning of Regulation U of the Federal Reserve Board) in contravention of Regulation U of the Federal Reserve Board.

          SECTION 8.16 OPERATING LEASES; SALE/LEASEBACKS

          (a) The Borrower shall not, and shall not permit any of its Subsidiaries to, become or remain liable as lessee or guarantor or other surety with respect to any operating lease, unless the Dollar Equivalent of the aggregate amount of all rents paid or accrued under all such operating leases shall not exceed $5,000,000 in any Fiscal Year.

          (b) The Borrower shall not, and shall not permit any of its Subsidiaries to, enter into any sale and leaseback transaction if, after giving effect to such sale and leaseback transaction, the Dollar Equivalent of the aggregate Fair Market Value of all properties covered by sale and leaseback transactions would exceed $5,000,000.

          SECTION 8.17 NO SPECULATIVE TRANSACTIONS

          The Borrower shall not, and shall not permit any of its Subsidiaries to, engage in any speculative transaction or in any transaction involving Hedging Contracts except as required


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

by or for the sole purpose of hedging in the normal course of business and consistent with industry practices.

          SECTION 8.18 COMPLIANCE WITH ERISA

          The Borrower shall not, and shall not permit any of its Subsidiaries or any ERISA Affiliate to, cause or permit to occur, (a) an event that could result in the imposition of a Lien under Section 412 of the Code or Section 302 or 4068 of ERISA or (b) ERISA Events that would have a Material Adverse Effect in the aggregate.

          SECTION 8.19 ENVIRONMENTAL

          The Borrower shall not, nor shall it permit any of its Subsidiaries to, allow a Release of any Contaminant in violation of any Environmental Law; provided, however, that the Borrower shall not be deemed in violation of this
Section 8.19 if all Environmental Liabilities and Costs incurred or reasonably expected to be incurred by the Loan Parties as the consequence of all such Releases shall not exceed $500,000 in the aggregate.

          SECTION 8.20 PAYMENTS TO THE COLLATERAL TRUST

          The Borrower shall not, nor shall it permit any of its Subsidiaries to, make any payments or contributions to the Collateral Trust or a collateral trust or other special purpose entity organized for the benefit of the current and past employees of the Borrower and its Subsidiaries in amounts that are larger than, and for purposes other than, those specifically provided for in the draft collective bargaining agreement with the United Steel Workers of America dated January 9, 2006, without giving effect to any subsequent drafts, execution versions or amendments.

                                   ARTICLE IX

                                EVENTS OF DEFAULT

          SECTION 9.1 EVENTS OF DEFAULT

          Each of the following events shall be an Event of Default:

          (a) the Borrower shall fail to pay any principal of any Loan or any Reimbursement Obligation when the same becomes due and payable; or

          (b) the Borrower shall fail to pay any interest on any Loan, any fee under any of the Loan Documents or any other Obligation (other than one referred to in clause (a) above) and such non-payment continues for a period of three Business Days after the due date therefor; or

          (c) any representation or warranty made or deemed made by any Loan Party in any Loan Document or by any Loan Party (or any of its officers) in connection with any Loan Document shall prove to have been incorrect in any material respect when made or deemed made; or


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

          (d) any Loan Party shall fail to perform or observe (i) any term, covenant or agreement contained in Article V (Financial Covenants), Section 6.1 (Financial Statements), 6.2 (Default Notices), 7.1 (Preservation of Corporate Existence, Etc.), 7.6 (Access), 7.9 (Application of Proceeds), 7.11 (Additional Collateral and Guaranties), or Article VIII (Negative Covenants), (ii) any term, covenant or agreement contained in 6.12(a) (Borrowing Base Determination), or
Section 7.12(b) (Control Accounts; Approved Deposit Accounts) if such failure under this clause (ii) shall remain unremedied for 5 Business Days after the earlier of (A) the date on which a Responsible Officer of the Borrower becomes aware of such failure and (B) the date on which written notice thereof shall have been given to the Borrower by the Administrative Agent or any Lender or
(iii) any other term, covenant or agreement contained in this Agreement or in any other Loan Document if such failure under this clause (iii) shall remain unremedied for 30 days after the earlier of (A) the date on which a Responsible Officer of the Borrower becomes aware of such failure and (B) the date on which written notice thereof shall have been given to the Borrower by the Administrative Agent or any Lender; or

          (e) (i) the Borrower or any Subsidiary of the Borrower shall fail to make any payment on any Indebtedness of the Borrower or any such Subsidiary (other than the Obligations) or any Guaranty Obligation in respect of Indebtedness of any other Person, and, in each case, such failure relates to Indebtedness having a principal amount of $2,500,000 or more, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), (ii) any other event shall occur or condition shall exist under any agreement or instrument relating to any such Indebtedness, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness or (iii) any such Indebtedness shall become or be declared to be due and payable, or be required to be prepaid or repurchased (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; or

          (f) (i) the Borrower or any Subsidiary of the Borrower shall generally not pay its debts as such debts become due, shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors, (ii) any proceeding shall be instituted by or against the Borrower or any Subsidiary of the Borrower seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts, under any Requirement of Law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a custodian, receiver, trustee or other similar official for it or for any substantial part of its property; provided, however, that, in the case of any such proceedings instituted against the Borrower or any Subsidiary of the Borrower (but not instituted by the Borrower or any Subsidiary of the Borrower), either such proceedings shall remain undismissed or unstayed for a period of 30 days or more or any action sought in such proceedings shall occur or (iii) the Borrower or any Subsidiary of the Borrower shall take any corporate action to authorize any action set forth in clauses (i) and (ii) above; or

          (g) one or more judgments or orders (or other similar process) involving, in the case of money judgments, an aggregate amount whose Dollar Equivalent exceeds $2,500,000, to the extent not covered by insurance, shall be rendered against one or more of the Borrower and its Subsidiaries and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 20 days or more during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or


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          (h) an ERISA Event shall occur and the Dollar Equivalent of the amount of all liabilities and deficiencies resulting therefrom, whether or not assessed, exceeds $2,500,000 in the aggregate; or

          (i) any provision of any Loan Document after delivery thereof shall for any reason fail or cease to be valid and binding on, or enforceable against, any Loan Party party thereto, or any Loan Party shall so state in writing; or

          (j) any Collateral Document shall for any reason fail or cease to create a valid and enforceable Lien on any Collateral purported to be covered thereby or, except as permitted by the Loan Documents, such Lien shall fail or cease to be a perfected and first priority Lien (other than as expressly provided for in the Pledge and Security Agreement and the Mortgages), or any Loan Party shall so state in writing; provided, however, that it shall not be an Event of Default hereunder solely because any Collateral Document shall fail or cease to create a valid and enforceable Lien on only an immaterial portion of the Collateral with respect to which the Intercreditor Agreement expressly provides that the Administrative Agent and the Lenders have a junior priority Lien; or

          (k) there shall occur any Change of Control; or

          (l) one or more of the Borrower and the Subsidiaries of the Borrower shall have entered into one or more consent or settlement decrees or agreements or similar arrangements with a Governmental Authority or one or more judgments, orders, decrees or similar actions shall have been entered against one or more of the Borrower and the Subsidiaries of the Borrower based on or arising from the violation of or pursuant to any Environmental Law, or the generation, storage, transportation, treatment, disposal or Release of any Contaminant and, in connection with all the foregoing, the Borrower or any Subsidiary of the Borrower is likely to incur Environmental Liabilities and Costs whose Dollar Equivalent exceeds $2,500,000 in the aggregate that were not reflected in the Projections or the Financial Statements delivered pursuant to Section 4.4 (Financial Statements) prior to the date hereof; or

          (m) the Order shall be modified, rescinded, stayed or repealed in any respect without the written consent of the Administrative Agent and the Requisite Lenders.

          SECTION 9.2 REMEDIES

          During the continuance of any Event of Default, the Administrative Agent (a) may, and, at the request of the Requisite Lenders, shall, by notice to the Borrower declare that all or any portion of the Revolving Credit Commitments be terminated, whereupon the obligation of each Revolving Credit Lender to make any Loan and each Issuer to Issue any Letter of Credit shall immediately terminate and (b) may, and, at the request of the Requisite Lenders, shall, by notice to the Borrower, declare the Loans, all interest thereon and all other amounts and Obligations payable under this Agreement to be forthwith due and payable, whereupon the Loans, all such interest and all such amounts and Obligations shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that upon the occurrence of the Events of Default specified in Section 9.1(f) (Events of Default), (x) the Revolving Credit Commitments of each Revolving Credit Lender to make Loans and the commitments of each Revolving Credit Lender and Issuer to Issue or participate in Letters of Credit shall each automatically be terminated and (y) the Loans, all such interest and all such amounts and


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Obligations shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower. In addition to the remedies set forth above, the Administrative Agent may exercise any remedies provided for by the Collateral Documents in accordance with the terms thereof or any other remedies provided by applicable law.

          SECTION 9.3 ACTIONS IN RESPECT OF LETTERS OF CREDIT

          At any time (i) upon the Revolving Credit Termination Date, (ii) after the Revolving Credit Termination Date when the aggregate funds on deposit in Cash Collateral Accounts shall be less than 105% of the Letter of Credit Obligations, (iii) as may be required by Section 2.9(b) or (c) (Mandatory Prepayments), the Borrower shall pay to the Administrative Agent in immediately available funds at the Administrative Agent's office referred to in Section 11.8 (Notices, Etc.), for deposit in a Cash Collateral Account, (x) in the case of clauses (i) and (ii) above, the amount required so that, after such payment, the aggregate funds on deposit in the Cash Collateral Accounts equals or exceeds 105% of the sum of all outstanding Letter of Credit Obligations and (y) in the case of clause (iii) above, the amount required by Section 2.9(b) or (d) (Mandatory Prepayments). The Administrative Agent may, from time to time after funds are deposited in any Cash Collateral Account, apply funds then held in such Cash Collateral Account to the payment of any amounts, in accordance with
Section 2.9 (b) or (d) (Mandatory Prepayments) and Section 2.13(g) (Payments and Computations), as shall have become or shall become due and payable by the Borrower to the Issuers or Lenders in respect of the Letter of Credit Obligations. The Administrative Agent shall promptly give written notice of any such application; provided, however, that the failure to give such written notice shall not invalidate any such application.

          SECTION 9.4 RESCISSION

          If at any time after termination of the Revolving Credit Commitments or acceleration of the maturity of the Loans, the Borrower shall pay all arrears of interest and all payments on account of principal of the Loans and Reimbursement Obligations that shall have become due otherwise than by acceleration (with interest on principal and, to the extent permitted by law, on overdue interest, at the rates specified herein) and all Events of Default and Defaults (other than non-payment of principal of and accrued interest on the Loans due and payable solely by virtue of acceleration) shall be remedied or waived pursuant to Section 11.1 (Amendments, Waivers, Etc.), then upon the written consent of the Requisite Lenders and written notice to the Borrower, the termination of the Revolving Credit Commitments or the acceleration and their consequences may be rescinded and annulled; provided, however, that such action shall not affect any subsequent Event of Default or Default or impair any right or remedy consequent thereon. The provisions of the preceding sentence are intended merely to bind the Lenders and the Issuers to a decision that may be made at the election of the Requisite Lenders, and such provisions are not intended to benefit the Borrower and do not give the Borrower the right to require the Lenders to rescind or annul any acceleration hereunder, even if the conditions set forth herein are met.


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                                    ARTICLE X

                            THE ADMINISTRATIVE AGENT

          SECTION 10.1 AUTHORIZATION AND ACTION

          (a) Each Lender and each Issuer hereby appoints Citicorp as the Administrative Agent hereunder and each Lender and each Issuer authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Administrative Agent under such agreements and to exercise such powers as are reasonably incidental thereto. Without limiting the foregoing, each Lender and each Issuer hereby authorizes the Administrative Agent to execute and deliver, and to perform its obligations under, each of the Loan Documents to which the Administrative Agent is a party, to exercise all rights, powers and remedies that the Administrative Agent may have under such Loan Documents and, in the case of the Collateral Documents, to act as agent for the Lenders, Issuers and the other Secured Parties under such Collateral Documents.

          (b) As to any matters not expressly provided for by this Agreement and the other Loan Documents (including enforcement or collection), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Requisite Lenders, and such instructions shall be binding upon all Lenders and each Issuer; provided, however, that the Administrative Agent shall not be required to take any action that (i) the Administrative Agent in good faith believes exposes it to personal liability unless the Administrative Agent receives an indemnification satisfactory to it from the Lenders and the Issuers with respect to such action or (ii) is contrary to this Agreement or applicable law. The Administrative Agent agrees to give to each Lender and each Issuer prompt notice of each notice given to it by any Loan Party pursuant to the terms of this Agreement or the other Loan Documents.

          (c) In performing its functions and duties hereunder and under the other Loan Documents, the Administrative Agent is acting solely on behalf of the Lenders and the Issuers except to the limited extent provided in Section 2.7(c) (Evidence of Debt), and its duties are entirely administrative in nature. The Administrative Agent does not assume and shall not be deemed to have assumed any obligation other than as expressly set forth herein and in the other Loan Documents or any other relationship as the agent, fiduciary or trustee of or for any Lender, Issuer or holder of any other Obligation. The Administrative Agent may perform any of its duties under any Loan Document by or through its agents or employees.

          (d) In the event that Citicorp or any of its Affiliates shall be or become an indenture trustee under the Trust Indenture Act of 1939 (as amended, the "Trust Indenture Act") in respect of any securities issued or guaranteed by any Loan Party, the parties hereto acknowledge and agree that any payment or property received in satisfaction of or in respect of any Obligation of such Loan Party hereunder or under any other Loan Document by or on behalf of Citicorp in its capacity as the Administrative Agent for the benefit of any Loan Party under any Loan Document (other than Citicorp or an Affiliate of Citicorp) and which is applied in accordance with the Loan Documents shall be deemed to be exempt from the requirements of Section 311 of the Trust Indenture Act pursuant to Section 311(b)(3) of the Trust Indenture Act.


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          (e) The Arranger shall have no obligations or duties whatsoever in such capacity under this Agreement or any other Loan Document and shall incur no liability hereunder or thereunder in such capacity.

          SECTION 10.2 ADMINISTRATIVE AGENT'S RELIANCE, ETC.

          None of the Administrative Agent, any of its Affiliates or any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it, him, her or them under or in connection with this Agreement or the other Loan Documents, except for its, his, her or their own gross negligence or willful misconduct. Without limiting the foregoing, the Administrative Agent (a) may treat the payee of any Revolving Credit Note as its holder until such Revolving Credit Note has been assigned in accordance with Section 11.2 (Assignments and Participations), (b) may rely on the Register to the extent set forth in Section 2.7 (Evidence of Debt), (c) may consult with legal counsel (including counsel to the Borrower or any other Loan Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, (d) makes no warranty or representation to any Lender or Issuer and shall not be responsible to any Lender or Issuer for any statements, warranties or representations made by or on behalf of the Borrower or any of its Subsidiaries in or in connection with this Agreement or any other Loan Document, (e) shall not have any duty to ascertain or to inquire either as to the performance or observance of any term, covenant or condition of this Agreement or any other Loan Document, as to the financial condition of any Loan Party or as to the existence or possible existence of any Default or Event of Default, (f) shall not be responsible to any Lender or Issuer for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the attachment, perfection or priority of any Lien created or purported to be created under or in connection with, this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto or thereto and (g) shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which writing may be a telecopy or electronic mail) or any telephone message believed by it to be genuine and signed or sent by the proper party or parties.

          SECTION 10.3 POSTING OF APPROVED ELECTRONIC COMMUNICATIONS

          (a) Each of the Lenders, the Issuers and the Borrower agree, and the Borrower shall cause each Subsidiary Guarantor to agree, that the Administrative Agent may, but shall not be obligated to, make the Approved Electronic Communications available to the Lenders and Issuers by posting such Approved Electronic Communications on IntraLinks(TM) or a substantially similar electronic platform chosen by the Administrative Agent to be its electronic transmission system (the "Approved Electronic Platform").

          (b) Although the Approved Electronic Platform and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Closing Date, a dual firewall and a User ID/Password Authorization System) and the Approved Electronic Platform is secured through a single-user-per-deal authorization method whereby each user may access the Approved Electronic Platform only on a deal-by-deal basis, each of the Lenders, the Issuers, and the Borrower acknowledges and agrees, and the Borrower shall cause each Subsidiary Guarantor to acknowledge and agree, that the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such


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distribution. In consideration for the convenience and other benefits afforded by such distribution and for the other consideration provided hereunder, the receipt and sufficiency of which is hereby acknowledged, each of the Lenders, the Issuers and the Borrower hereby approves, and the Borrower shall cause each Subsidiary Guarantor to approve, distribution of the Approved Electronic Communications through the Approved Electronic Platform and understands and assumes, and the Borrower shall cause each Subsidiary Guarantor to understand and assume, the risks of such distribution.

          (C) THE APPROVED ELECTRONIC PLATFORM AND THE APPROVED ELECTRONIC COMMUNICATIONS ARE PROVIDED "AS IS" AND "AS AVAILABLE". NONE OF THE ADMINISTRATIVE AGENT OR ANY OF ITS AFFILIATES OR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ADVISORS OR REPRESENTATIVES (THE "AGENT AFFILIATES") WARRANT THE ACCURACY, ADEQUACY OR COMPLETENESS OF THE APPROVED ELECTRONIC COMMUNICATIONS OR THE APPROVED ELECTRONIC PLATFORM AND EACH EXPRESSLY DISCLAIMS LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED ELECTRONIC PLATFORM AND THE APPROVED ELECTRONIC COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE AGENT AFFILIATES IN CONNECTION WITH THE APPROVED ELECTRONIC PLATFORM OR THE APPROVED ELECTRONIC COMMUNICATIONS.

          (d) Each of the Lenders, the Issuers and the Borrower agree, and the Borrower shall cause each Subsidiary Guarantor to agree, that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Approved Electronic Communications on the Approved Electronic Platform in accordance with the Administrative Agent's generally-applicable document retention procedures and policies.

          SECTION 10.4 THE ADMINISTRATIVE AGENT INDIVIDUALLY

          With respect to its Ratable Portion, Citicorp shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender. The terms "Lenders", "Revolving Credit Lenders", "Requisite Lenders" and any similar terms shall, unless the context clearly otherwise indicates, include, without limitation, the Administrative Agent in its individual capacity as a Lender, a Revolving Credit Lender or as one of the Requisite Lenders. Citicorp and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with, any Loan Party as if Citicorp were not acting as the Administrative Agent.

          SECTION 10.5 LENDER CREDIT DECISION

          Each Lender and each Issuer acknowledges that it shall, independently and without reliance upon the Administrative Agent or any other Lender conduct its own independent investigation of the financial condition and affairs of the Borrower and each other Loan Party in connection with the making and continuance of the Loans and with the issuance of the Letters of Credit. Each Lender and each Issuer also acknowledges that it shall, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and other Loan Documents. Except for documents expressly required by any Loan Document to be transmitted by the Administrative


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Agent to the Lenders or the Issuers, the Administrative Agent shall not have any duty or responsibility to provide any Lender or any Issuer with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any Loan Party or any Affiliate of any Loan Party that may come into the possession of the Administrative Agent or any Affiliate thereof or any employee or agent of any of the foregoing.

          SECTION 10.6 INDEMNIFICATION

          Each Revolving Credit Lender agrees to indemnify the Administrative Agent and each of its Affiliates, and each of their respective directors, officers, employees, agents and advisors (to the extent not reimbursed by the Borrower), from and against such Revolving Credit Lender's aggregate Ratable Portion of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements (including fees, expenses and disbursements of financial and legal advisors) of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against, the Administrative Agent or any of its Affiliates, directors, officers, employees, agents and advisors in any way relating to or arising out of this Agreement or the other Loan Documents or any action taken or omitted by the Administrative Agent under this Agreement or the other Loan Documents; provided, however, that no Revolving Credit Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's or such Affiliate's gross negligence or willful misconduct. Without limiting the foregoing, each Revolving Credit Lender agrees to reimburse the Administrative Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including fees, expenses and disbursements of financial and legal advisors) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of its rights or responsibilities under, this Agreement or the other Loan Documents, to the extent that the Administrative Agent is not reimbursed for such expenses by the Borrower or another Loan Party.

          SECTION 10.7 SUCCESSOR ADMINISTRATIVE AGENT

          The Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower. Upon any such resignation, the Requisite Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Requisite Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, selected from among the Lenders. In either case, such appointment shall be subject to the prior written approval of the Borrower (which approval may not be unreasonably withheld and shall not be required upon the occurrence and during the continuance of an Event of Default). Upon the acceptance of any appointment as Administrative Agent by a successor Administrative Agent, such successor Administrative Agent shall succeed to, and become vested with, all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. Prior to any retiring Administrative Agent's resignation hereunder as Administrative Agent, the retiring Administrative Agent shall take such action as may be reasonably necessary to assign to the successor Administrative Agent its rights as Administrative Agent under the Loan Documents. After such resignation, the retiring Administrative Agent shall continue to have the benefit of this Article X as to any actions taken or


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omitted to be taken by it while it was Administrative Agent under this Agreement and the other Loan Documents.

          SECTION 10.8 CONCERNING THE COLLATERAL AND THE COLLATERAL DOCUMENTS

          (a) Each Lender and each Issuer agrees that any action taken by the Administrative Agent or the Requisite Lenders (or, where required by the express terms of this Agreement, a greater proportion of the Lenders) in accordance with the provisions of this Agreement or of the other Loan Documents, and the exercise by the Administrative Agent or the Requisite Lenders (or, where so required, such greater proportion) of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders, Issuers and other Secured Parties. Without limiting the generality of the foregoing, the Administrative Agent shall have the sole and exclusive right and authority to (i) act as the disbursing and collecting agent for the Lenders and the Issuers with respect to all payments and collections arising in connection herewith and with the Collateral Documents, (ii) execute and deliver each Collateral Document and accept delivery of each such agreement delivered by the Borrower or any of its Subsidiaries, (iii) act as collateral agent for the Lenders, the Issuers and the other Secured Parties for purposes of the perfection of all security interests and Liens created by such agreements and all other purposes stated therein, provided, however, that the Administrative Agent hereby appoints, authorizes and directs each Lender and Issuer to act as collateral sub-agent for the Administrative Agent, the Lenders and the Issuers for purposes of the perfection of all security interests and Liens with respect to the Collateral, including any Deposit Accounts maintained by a Loan Party with, and cash and Cash Equivalents held by, such Lender or such Issuer, (iv) manage, supervise and otherwise deal with the Collateral, including the making of Protective Advances in an aggregate amount not to exceed the lesser of $5,000,000 and the aggregated unused portions of the respective Revolving Credit Commitments, (v) take such action as is necessary or desirable to maintain the perfection and priority of the security interests and Liens created or purported to be created by the Collateral Documents and (vi) except as may be otherwise specifically restricted by the terms hereof or of any other Loan Document, exercise all remedies given to the Administrative Agent, the Lenders, the Issuers and the other Secured Parties with respect to the Collateral under the Loan Documents relating thereto, applicable law or otherwise.

          (b) Each of the Lenders and the Issuers hereby consents to the release and hereby directs, in accordance with the terms hereof, the Administrative Agent to release (or, in the case of clause (ii) below, release or subordinate) any Lien held by the Administrative Agent for the benefit of the Lenders and the Issuers against any of the following:

               (i) all of the Collateral and all Loan Parties, upon termination of the Revolving Credit Commitments and payment and satisfaction in full of all Loans, all Reimbursement Obligations and all other Obligations that the Administrative Agent has been notified in writing are then due and payable (and, in respect of contingent Letter of Credit Obligations, with respect to which cash collateral has been deposited or a back-up letter of credit has been issued, in either case in the appropriate currency and on terms satisfactory to the Administrative Agent and the applicable Issuers);

               (ii) any assets that are subject to a Lien permitted by Section 8.2(d) or (e) (Liens, Etc.); and


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               (iii) any part of the Collateral sold or disposed of by a Loan
     Party if such sale or disposition is permitted by this Agreement (or permitted pursuant to a waiver of, or consent to, a transaction otherwise prohibited by this Agreement).

Each of the Lenders and the Issuers hereby directs the Administrative Agent to execute and deliver or file such termination and partial release statements and do such other things as are necessary to release Liens to be released pursuant to this Section 10.8 promptly upon the effectiveness of any such release.

          SECTION 10.9 COLLATERAL MATTERS RELATING TO RELATED OBLIGATIONS

          The benefit of the Loan Documents and of the provisions of this Agreement relating to the Collateral shall extend to and be available in respect of any Secured Obligation arising under any Hedging Contract or Cash Management Obligation or that is otherwise owed to Persons other than the Administrative Agent, the Lenders and the Issuers (collectively, "Related Obligations") solely on the condition and understanding, as among the Administrative Agent and all Secured Parties, that (a) the Related Obligations shall be entitled to the benefit of the Loan Documents and the Collateral to the extent expressly set forth in this Agreement and the other Loan Documents and to such extent the Administrative Agent shall hold, and have the right and power to act with respect to, the Guaranty and the Collateral on behalf of and as agent for the holders of the Related Obligations, but the Administrative Agent is otherwise acting solely as agent for the Lenders and the Issuers and shall have no fiduciary duty, duty of loyalty, duty of care, duty of disclosure or other obligation whatsoever to any holder of Related Obligations, (b) all matters, acts and omissions relating in any manner to the Guaranty, the Collateral, or the omission, creation, perfection, priority, abandonment or release of any Lien, shall be governed solely by the provisions of this Agreement and the other Loan Documents and no separate Lien, right, power or remedy shall arise or exist in favor of any Secured Party under any separate instrument or agreement or in respect of any Related Obligation, (c) each Secured Party shall be bound by all actions taken or omitted, in accordance with the provisions of this Agreement and the other Loan Documents, by the Administrative Agent and the Requisite Lenders, each of whom shall be entitled to act at its sole discretion and exclusively in its own interest given its own Revolving Credit Commitments and its own interest in the Loans, Letter of Credit Obligations and other Obligations to it arising under this Agreement or the other Loan Documents, without any duty or liability to any other Secured Party or as to any Related Obligation and without regard to whether any Related Obligation remains outstanding or is deprived of the benefit of the Collateral or becomes unsecured or is otherwise affected or put in jeopardy thereby, (d) no holder of Related Obligations and no other Secured Party (except the Administrative Agent, the Lenders and the Issuers, to the extent set forth in this Agreement) shall have any right to be notified of, or to direct, require or be heard with respect to, any action taken or omitted in respect of the Collateral or under this Agreement or the Loan Documents and (e) no holder of any Related Obligation shall exercise any right of setoff, banker's lien or similar right except to the extent provided in Section 11.6 (Right of Set-off) and then only to the extent such right is exercised in compliance with Section 11.7 (Sharing of Payments, Etc.).


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                                   ARTICLE XI

                                  MISCELLANEOUS

          SECTION 11.1 AMENDMENTS, WAIVERS, ETC.

          (a) No amendment or waiver of any provision of this Agreement or any other Loan Document nor consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be in writing and (x) in the case of any such waiver or consent signed by the Requisite Lenders (or by the Administrative Agent with the consent of the Requisite Lenders) and (y) in the case of any other amendment, by the Requisite Lenders (or by the Administrative Agent with the consent of the Requisite Lenders ) and the Borrower, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by each Lender directly affected thereby, in addition to the Requisite Lenders (or the Administrative Agent with the consent thereof), do any of the following:

               (i) waive any condition specified in Section 3.1 (Conditions Precedent to Initial Loans and Letters of Credit) or 3.2(b) (Conditions Precedent to Each Loan and Letter of Credit), except with respect to a condition based upon another provision hereof, the waiver of which requires only the concurrence of the Requisite Lenders and, in the case of the conditions specified in Section 3.1 (Conditions Precedent to Initial Loans and Letters of Credit), subject to the provisions of Section 3.3 (Determinations of Initial Borrowing Conditions);

               (ii) increase the Revolving Credit Commitment of such Lender or subject such Lender to any additional obligation;

               (iii) extend the scheduled final maturity of any Loan owing to such Lender, or waive, reduce or postpone any scheduled date fixed for the payment or reduction of principal or interest of any such Loan or fees owing to such Lender (it being understood that Section 2.9 (Mandatory Prepayments) does not provide for scheduled dates fixed for payment) or for the reduction of such Lender's Revolving Credit Commitment;

               (iv) reduce, or release the Borrower from its obligations to repay, the principal amount of any Loan or Reimbursement Obligation owing to such Lender (other than by the payment or prepayment thereof);

               (v) reduce the rate of interest on any Loan or Reimbursement Obligations outstanding and owing to such Lender or any fee payable hereunder to such Lender;

               (vi) expressly subordinate any of the Secured Obligations or any Liens securing the Secured Obligations;

               (vii) postpone any scheduled date fixed for payment of interest or fees owing to such Lender or waive any such payment;


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               (viii) change the aggregate Ratable Portions of Lenders required for any or all Lenders to take any action hereunder;

               (ix) release all or substantially all of the Collateral except as provided in Section 10.8(b) (Concerning the Collateral and the Collateral Documents) or release the Borrower from its payment obligation to such Lender under this Agreement or the Revolving Credit Notes owing to such Lender (if any) or release any Subsidiary Guarantor from its obligations under the Guaranty except in connection with the sale or other disposition of a Subsidiary Guarantor (or all or substantially all of the assets thereof) permitted by this Agreement (or permitted pursuant to a waiver or consent of a transaction otherwise prohibited by this Agreement);

               (x) increase any of the percentages set forth in the definition of Borrowing Base above the maximum percentages stated therein on the date hereof; or

               (xi) amend Section 10.8(b) (Concerning the Collateral and the Collateral Documents), Section 11.7 (Sharing of Payments, Etc.), this
     Section 11.1 or either definition of the terms "Requisite Lenders" or "Ratable Portion";

and provided, further, that (x) no amendment, waiver or consent shall, unless in writing and signed by any Special Purpose Vehicle that has been granted an option pursuant to Section 11.2(e) (Assignments and Participations), affect the grant or nature of such option or the right or duties of such Special Purpose Vehicle hereunder, (y) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement or the other Loan Documents and (z) no amendment, waiver or consent shall, unless in writing and signed by the Swing Loan Lender in addition to the Lenders required above to take such action, affect the rights or duties of the Swing Loan Lender under this Agreement or the other Loan Documents;

and provided, further, that the Administrative Agent may, with the consent of the Borrower, amend, modify or supplement this Agreement to cure any ambiguity, omission, defect or inconsistency, so long as such amendment, modification or supplement does not adversely affect the rights of any Lender or any Issuer.

          (b) The Administrative Agent may, but shall have no obligation to, with the written concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of such Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

          (c) If, in connection with any proposed amendment, modification, waiver or termination requiring the consent of all affected Lenders, the consent of Requisite Lenders is obtained but the consent of other Revolving Credit Lenders whose consent is required is not obtained (any such Revolving Credit Lender whose consent is not obtained as described in this Section 11.1 being referred to as a "Non-Consenting Lender"), then, as long as the Revolving Credit Lender acting as the Administrative Agent is not a Non-Consenting Lender, at the Borrower's request, any Eligible Assignee acceptable to the Administrative Agent shall have the right with the Administrative Agent's consent and in the Administrative Agent's sole discretion


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(but shall have no obligation) to purchase from such Non-Consenting Lender, and such Non-Consenting Lender agrees that it shall, upon the Administrative Agent's request, sell and assign to the Revolving Credit Lender acting as the Administrative Agent or such Eligible Assignee, all of the Revolving Credit Commitments and Revolving Credit Outstandings of such Non-Consenting Lender for an amount equal to the principal balance of all Loans held by the Non-Consenting Lender and all accrued and unpaid interest and fees with respect thereto through the date of sale; provided, however, that such purchase and sale shall be recorded in the Register maintained by the Administrative Agent and shall not be effective until (x) the Administrative Agent shall have received from such Eligible Assignee an agreement in form and substance satisfactory to the Administrative Agent and the Borrower whereby such Eligible Assignee shall agree to be bound by the terms hereof and (y) such Non-Consenting Lender shall have received payments of all Loans held by it and all accrued and unpaid interest and fees with respect thereto through the date of the sale. Each Revolving Credit Lender agrees that, if it becomes a Non-Consenting Lender, it shall execute and deliver to the Administrative Agent an Assignment and Acceptance to evidence such sale and purchase and shall deliver to the Administrative Agent any Revolving Credit Note (if the assigning Revolving Credit Lender's Loans are evidenced by a Revolving Credit Note) subject to such Assignment and Acceptance; provided, however, that the failure of any Non-Consenting Lender to execute an Assignment and Acceptance shall not render such sale and purchase (and the corresponding assignment) invalid and such assignment shall be recorded in the Register.

          SECTION 11.2 ASSIGNMENTS AND PARTICIPATIONS

          (a) Each Revolving Credit Lender may sell, transfer, negotiate or assign to one or more Eligible Assignees all or a portion of its rights and obligations hereunder (including all of its rights and obligations with respect to the Revolving Loans, the Swing Loans and the Letters of Credit); provided, however, that (i) if any such assignment shall be of the assigning Revolving Credit Lender's Revolving Credit Outstandings and Revolving Credit Commitments, such assignment shall cover the same percentage of such Revolving Credit Lender's Revolving Credit Outstandings and Revolving Credit Commitments, (ii) the aggregate amount being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event (if less than the assignor's entire interest) be less than $5,000,000 or an integral multiple of $1,000,000 in excess thereof, except, in either case, (A) with the consent of the Borrower and the Administrative Agent or (B) if such assignment is being made to a Lender or an Affiliate or Approved Fund of such Lender and (iii) if such Eligible Assignee is not, prior to the date of such assignment, a Lender or an Affiliate or Approved Fund of a Lender, such assignment shall be subject to the prior consent of the Administrative Agent and the Borrower (which consents shall not be unreasonably withheld or delayed); and provided, further, that, notwithstanding any other provision of this Section 11.2, the consent of the Borrower shall not be required (x) for any assignment occurring when any Event of Default shall have occurred and be continuing and (y) for any assignment by any Affiliate of the Administrative Agent made within 15 Business Days after the Closing Date of its Revolving Credit Commitment held on the Closing Date.

          (b) The parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Revolving Credit Note (if the assigning Revolving Credit Lender's Loans are evidenced by a Revolving Credit
Note) subject to such assignment. Upon the execution, delivery, acceptance and recording in the Register of any Assignment and Acceptance


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and, other than in respect of assignments made pursuant to Section 2.17
(Substitution of Lenders) and Section 11.1(c) (Amendments, Waivers, Etc.), the receipt by the Administrative Agent from the assignee of an assignment fee in the amount of $3,500 from and after the effective date specified in such Assignment and Acceptance, (i) the assignee thereunder shall become a party hereto and, to the extent that rights and obligations under the Loan Documents have been assigned to such assignee pursuant to such Assignment and Acceptance, have the rights and obligations of a Revolving Credit Lender and, if such Revolving Credit Lender were an Issuer, of such Issuer hereunder and thereunder,
(ii) the Revolving Credit Notes (if any) corresponding to the Loans assigned thereby shall be transferred to such assignee by notation in the Register and
(iii) the assignor thereunder shall, to the extent that rights and obligations under this Agreement have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (except for those surviving the payment in full of the Obligations) and be released from its obligations under the Loan Documents, other than those relating to events or circumstances occurring prior to such assignment (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Revolving Credit Lender's rights and obligations under the Loan Documents, such Revolving Credit Lender shall cease to be a party hereto).

          (c) The Administrative Agent shall maintain at its address referred to in Section 11.8 (Notices, Etc.) a copy of each Assignment and Acceptance delivered to and accepted by it and shall record in the Register the names and addresses of the Lenders and Issuers and the principal amount of the Loans and Reimbursement Obligations owing to each Lender from time to time and the Revolving Credit Commitments of each Lender. Any assignment pursuant to this
Section 11.2 shall not be effective until such assignment is recorded in the Register.

          (d) Upon its receipt of an Assignment and Acceptance executed by an assigning Revolving Credit Lender and an assignee, the Administrative Agent shall, if such Assignment and Acceptance has been completed, (i) accept such Assignment and Acceptance, (ii) record or cause to be recorded the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower. Within five Business Days after its receipt of such notice, the Borrower, at its own expense, shall, if requested by such assignee, execute and deliver to the Administrative Agent, new Revolving Credit Notes to the order of such assignee in an amount equal to the Revolving Credit Commitments assumed by it pursuant to such Assignment and Acceptance and, if the assigning Revolving Credit Lender has surrendered any Revolving Credit Note for exchange in connection with the assignment and has retained Revolving Credit Commitments hereunder, new Revolving Credit Notes to the order of the assigning Revolving Credit Lender in an amount equal to the Revolving Credit Commitments retained by it hereunder. Such new Revolving Credit Notes shall be dated the same date as the surrendered Revolving Credit Notes and be in substantially the form of Exhibit B (Form of Revolving Credit Note).

          (e) In addition to the other assignment rights provided in this
Section 11.2, each Revolving Credit Lender may do each of the following:

               (i) grant to a Special Purpose Vehicle the option to make all or any part of any Loan that such Revolving Credit Lender would otherwise be required to make hereunder and the exercise of such option by any such Special Purpose Vehicle and the making of Loans pursuant thereto shall satisfy (once and to the extent that such Loans are made) the obligation of such Revolving Credit Lender to make such Loans thereunder, provided, however, that (x) nothing herein shall constitute a commitment or an offer to commit by such a Special Purpose Vehicle to make Loans hereunder and no such Special Purpose Vehicle shall be liable for any indemnity or other Obligation (other than the


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     making of Loans for which such Special Purpose Vehicle shall have exercised an option, and then only in accordance with the relevant option agreement) and (y) such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain responsible to the other parties for the performance of its obligations under the terms of this Agreement and shall remain the holder of the Obligations for all purposes hereunder; and

               (ii) assign, as collateral or otherwise, any of its rights under this Agreement, whether now owned or hereafter acquired (including rights to payments of principal or interest on the Loans), to (A) without notice to or consent of the Administrative Agent or the Borrower, any Federal Reserve Bank (pursuant to Regulation A of the Federal Reserve Board) and
     (B) without consent of the Administrative Agent or the Borrower, (1) any holder of, or trustee for the benefit of, the holders of such Revolving Credit Lender's Securities and (2) any Special Purpose Vehicle to which such Revolving Credit Lender has granted an option pursuant to clause (i) above;

provided, however, that no such assignment or grant shall release such Revolving Credit Lender from any of its obligations hereunder except as expressly provided in clause (i) above and except, in the case of a subsequent foreclosure pursuant to an assignment as collateral, if such foreclosure is made in compliance with the other provisions of this Section 11.2 other than this clause (e) or clause
(f) below. Each party hereto acknowledges and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior debt of any such Special Purpose Vehicle, such party shall not institute against, or join any other Person in instituting against, any Special Purpose Vehicle that has been granted an option pursuant to this clause (e) any bankruptcy, reorganization, insolvency or liquidation proceeding (such agreement shall survive the payment in full of the Obligations). The terms of the designation of, or assignment to, such Special Purpose Vehicle shall not restrict such Lender's ability to, or grant such Special Purpose Vehicle the right to, consent to any amendment or waiver to this Agreement or any other Loan Document or to the departure by the Borrower from any provision of this Agreement or any other Loan Document without the consent of such Special Purpose Vehicle except, as long as the Administrative Agent and the Lenders, Issuers and other Secured Parties shall continue to, and shall be entitled to continue to, deal solely and directly with such Lender in connection with such Lender's obligations under this Agreement, to the extent any such consent would reduce the principal amount of, or the rate of interest on, any Obligations, amend this clause (e) or postpone any scheduled date of payment of such principal or interest. Each Special Purpose Vehicle shall be entitled to the benefits of Sections 2.15 (Capital Adequacy) and 2.16 (Taxes) and of Section 2.14(d) (Illegality) as if it were such Lender; provided, however, that anything herein to the contrary notwithstanding, no Borrower shall, at any time, be obligated to make under Section 2.15 (Capital Adequacy), 2.16 (Taxes) or 2.14(d) (Illegality) to any such Special Purpose Vehicle and any such Lender any payment in excess of the amount the Borrower would have been obligated to pay to such Lender in respect of such interest if such Special Purpose Vehicle had not been assigned the rights of such Lender hereunder; and provided, further, that such Special Purpose Vehicle shall have no direct right to enforce any of the terms of this Agreement against the Borrower, the Administrative Agent or the other Lenders.

          (f) Each Lender may sell participations to one or more Persons in or to all or a portion of its rights and obligations under the Loan Documents (including all its rights and


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obligations with respect to the Revolving Loans and Letters of Credit). The terms of such participation shall not, in any event, require the participant's consent to any amendments, waivers or other modifications of any provision of any Loan Documents, the consent to any departure by any Loan Party therefrom, or to the exercising or refraining from exercising any powers or rights such Lender may have under or in respect of the Loan Documents (including the right to enforce the obligations of the Loan Parties), except if any such amendment, waiver or other modification or consent would (i) reduce the amount, or postpone any date fixed for, any amount (whether of principal, interest or fees) payable to such participant under the Loan Documents, to which such participant would otherwise be entitled under such participation or (ii) result in the release of all or substantially all of the Collateral other than in accordance with Section 10.8(b) (Concerning the Collateral and the Collateral Documents). In the event of the sale of any participation by any Lender, (w) such Lender's obligations under the Loan Documents shall remain unchanged, (x) such Lender shall remain solely responsible to the other parties for the performance of such obligations,
(y) such Lender shall remain the holder of such Obligations for all purposes of this Agreement and (z) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Each participant shall be entitled to the benefits of Sections 2.15 (Capital Adequacy) and 2.16 (Taxes) and of Section 2.14(d) (Illegality) as if it were a Lender; provided, however, that anything herein to the contrary notwithstanding, the Borrower shall not, at any time, be obligated to make under Section 2.15 (Capital Adequacy), 2.16 (Taxes) or 2.14(d) (Illegality) to the participants in the rights and obligations of any Lender (together with such Lender) any payment in excess of the amount the Borrower would have been obligated to pay to such Lender in respect of such interest had such participation not been sold and provided, further, that such participant in the rights and obligations of such Lender shall have no direct right to enforce any of the terms of this Agreement against the Borrower, the Administrative Agent or the other Lenders.

          (g) Any Issuer may at any time assign its rights and obligations hereunder to any other Lender by an instrument in form and substance satisfactory to the Borrower, the Administrative Agent, such Issuer and such Lender, subject to the provisions of Section 2.7(c) (Evidence of Debt) relating to notations of transfer in the Register. If any Issuer ceases to be a Lender hereunder by virtue of any assignment made pursuant to this Section 11.2, then, as of the effective date of such cessation, such Issuer's obligations to Issue Letters of Credit pursuant to Section 2.4 (Letters of Credit) shall terminate and such Issuer shall be an Issuer hereunder only with respect to outstanding Letters of Credit issued prior to such date.

          SECTION 11.3 COSTS AND EXPENSES

          (a) The Borrower agrees upon demand to pay, or reimburse the Administrative Agent for, all of the Administrative Agent's reasonable internal and external audit, legal, appraisal, valuation, filing, document duplication and reproduction and investigation expenses and for all other reasonable out-of-pocket costs and expenses of every type and nature (including the reasonable fees, expenses and disbursements of the Administrative Agent's counsel, Weil, Gotshal & Manges LLP, local legal counsel, auditors, accountants, appraisers, printers, insurance and environmental advisors, and other consultants and agents) incurred by the Administrative Agent in connection with any of the following: (i) the Administrative Agent's audit and investigation of the Borrower and its Subsidiaries in connection with the preparation, negotiation or execution of any Loan Document or the Administrative Agent's periodic audits of the Borrower or any of its Subsidiaries, as the case may be, permitted hereby, (ii) the preparation,


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negotiation, execution or interpretation of this Agreement (including, without limitation, the satisfaction or attempted satisfaction of any condition set forth in Article III (Conditions to Loans and Letters of Credit)), any Loan Document or any proposal letter or commitment letter issued in connection therewith, or the making of the Loans hereunder, (iii) the creation, perfection or protection of the Liens under any Loan Document (including any reasonable fees, disbursements and expenses for local counsel in various jurisdictions),
(iv) the ongoing administration of this Agreement and the Loans, including consultation with attorneys in connection therewith and with respect to the Administrative Agent's rights and responsibilities hereunder and under the other Loan Documents, (v) the protection, collection or enforcement of any Obligation or the enforcement of any Loan Document, (vi) the commencement, defense or intervention in any court proceeding relating in any way to the Obligations, any Loan Party, any of the Borrower's Subsidiaries, the Acquisition, the Related Documents, this Agreement or any other Loan Document, (vii) the response to, and preparation for, any subpoena or request for document production with which the Administrative Agent is served or deposition or other proceeding in which the Administrative Agent is called to testify, in each case, relating in any way to the Obligations, any Loan Party, any of the Borrower's Subsidiaries, the Acquisition, the Related Documents, this Agreement or any other Loan Document or
(viii) any amendment, consent, waiver, assignment, restatement, or supplement to any Loan Document or the preparation, negotiation and execution of the same.

          (b) The Borrower further agrees to pay or reimburse the Administrative Agent and each of the Lenders and Issuers upon demand for all out-of-pocket costs and expenses, including reasonable attorneys' fees (including allocated costs of internal counsel and costs of settlement), incurred by the Administrative Agent, such Lenders or such Issuers in connection with any of the following: (i) in enforcing any Loan Document or Obligation or any security therefor or exercising or enforcing any other right or remedy available by reason of an Event of Default, (ii) in connection with any refinancing or restructuring of the credit arrangements provided hereunder in the nature of a "work-out" or in any insolvency or bankruptcy proceeding, (iii) in commencing, defending or intervening in any litigation or in filing a petition, complaint, answer, motion or other pleadings in any legal proceeding relating to the Obligations, any Loan Party, any of the Borrower's Subsidiaries and related to or arising out of the transactions contemplated hereby or by any other Loan Document or Related Document or (iv) in taking any other action in or with respect to any suit or proceeding (bankruptcy or otherwise) described in clause
(i), (ii) or (iii) above.

          SECTION 11.4 INDEMNITIES

          (a) The Borrower agrees to indemnify and hold harmless the Administrative Agent, the Arranger, each Lender and each Issuer (including each Person obligated on a Hedging Contract that is a Loan Document if such Person was a Lender or Issuer at the time of it entered into such Hedging Contract) and each of their respective Affiliates, and each of the directors, officers, employees, agents, trustees, representatives, attorneys, consultants and advisors of or to any of the foregoing (including those retained in connection with the satisfaction or attempted satisfaction of any condition set forth in
Article III (Conditions to Loans and Letters of Credit)) (each such Person being an "Indemnitee") from and against any and all claims, damages, liabilities, obligations, losses, penalties, actions, judgments, suits, costs, disbursements and expenses, joint or several, of any kind or nature (including fees, disbursements and expenses of financial advisors, and the reasonable fees, disbursements and expenses of legal advisors, to any such Indemnitee) that may be imposed on, incurred by or asserted against any such Indemnitee in


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connection with or arising out of any investigation, litigation or proceeding, whether or not such investigation, litigation or proceeding is brought by any such Indemnitee or any of its directors, security holders or creditors or any such Indemnitee, director, security holder or creditor is a party thereto, whether direct, indirect, or consequential and whether based on any federal, state or local law or other statutory regulation, securities or commercial law or regulation, or under common law or in equity, or on contract, tort or otherwise, in any manner relating to or arising out of this Agreement, any other Loan Document, any Obligation, any Letter of Credit, any Disclosure Document, any Related Document, or any act, event or transaction related or attendant to any thereof, or the use or intended use of the proceeds of the Loans or Letters of Credit or in connection with any investigation of any potential matter covered hereby (collectively, the "Indemnified Matters"); provided, however, that the Borrower shall not have any liability under this Section 11.4 to an Indemnitee with respect to any Indemnified Matter that has resulted primarily from the gross negligence or willful misconduct of that Indemnitee, as determined by a court of competent jurisdiction in a final non-appealable judgment or order. Without limiting the foregoing, "Indemnified Matters" include
(i) all Environmental Liabilities and Costs arising from or connected with the past, present or future operations of the Borrower or any of its Subsidiaries involving any property subject to a Collateral Document, or damage to real or personal property or natural resources or harm or injury alleged to have resulted from any Release of Contaminants on, upon or into such property or any contiguous real estate, (ii) any costs or liabilities incurred in connection with any Remedial Action concerning the Borrower or any of its Subsidiaries,
(iii) any costs or liabilities incurred in connection with any Environmental Lien and (iv) any costs or liabilities incurred in connection with any other matter under any Environmental Law, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (49 U.S.C. Section 9601 et seq.) and applicable state property transfer laws, whether, with respect to any such matter, such Indemnitee is a mortgagee pursuant to any leasehold mortgage, a mortgagee in possession, the successor in interest to the Borrower or any of its Subsidiaries, or the owner, lessee or operator of any property of the Borrower or any of its Subsidiaries by virtue of foreclosure, except, with respect to those matters referred to in clauses (i), (ii), (iii) and (iv) above, to the extent (x) incurred following foreclosure by the Administrative Agent, any Lender or any Issuer, or the Administrative Agent, any Lender or any Issuer having become the successor in interest to the Borrower or any of its Subsidiaries and (y) attributable solely to acts of the Administrative Agent, such Lender or such Issuer or any agent on behalf of the Administrative Agent, such Lender or such Issuer.

          (b) The Borrower shall indemnify the Administrative Agent, the Lenders and each Issuer for, and hold the Administrative Agent, the Lenders and each Issuer harmless from and against, any and all claims for brokerage commissions, fees and other compensation made against the Administrative Agent, the Lenders and the Issuers for any broker, finder or consultant with respect to any agreement, arrangement or understanding made by or on behalf of any Loan Party or any of its Subsidiaries in connection with the transactions contemplated by this Agreement.

          (c) The Borrower, at the request of any Indemnitee, shall have the obligation to defend against any investigation, litigation or proceeding or requested Remedial Action, in each case contemplated in clause (a) above, and the Borrower, in any event, may participate in the defense thereof with legal counsel of the Borrower's choice. In the event that such Indemnitee requests the Borrower to defend against such investigation, litigation or proceeding or requested Remedial Action, the Borrower shall promptly do so and such Indemnitee shall have the right to have legal counsel of its choice participate in such defense. No action taken by legal


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counsel chosen by such Indemnitee in defending against any such investigation, litigation or proceeding or requested Remedial Action, shall vitiate or in any way impair the Borrower's obligation and duty hereunder to indemnify and hold harmless such Indemnitee.

          (d) The Borrower agrees that any indemnification or other protection provided to any Indemnitee pursuant to this Agreement (including pursuant to this Section 11.4) or any other Loan Document shall (i) survive payment in full of the Obligations and (ii) inure to the benefit of any Person that was at any time an Indemnitee under this Agreement or any other Loan Document.

          SECTION 11.5 LIMITATION OF LIABILITY

          (a) The Borrower agrees that no Indemnitee shall have any liability (whether in contract, tort or otherwise) to any Loan Party or any of their respective Subsidiaries or any of their respective equity holders or creditors for or in connection with the transactions contemplated hereby and in the other Loan Documents and Related Documents, except to the extent such liability is determined in a final non-appealable judgment by a court of competent jurisdiction to have resulted primarily from such Indemnitee's gross negligence or willful misconduct. In no event, however, shall any Indemnitee, the Borrower or any Loan Parties be liable on any theory of liability for any special, indirect, consequential or punitive damages (including, without limitation, any loss of profits, business or anticipated savings). The Borrower hereby waives, releases and agrees (each for itself and on behalf of its Subsidiaries) not to sue upon any such claim for any special, indirect, consequential or punitive damages, whether or not accrued and whether or not known or suspected to exist in its favor.

          (b) IN NO EVENT SHALL ANY AGENT AFFILIATE HAVE ANY LIABILITY TO ANY LOAN PARTY, LENDER, ISSUER OR ANY OTHER PERSON FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT OR CONTRACT OR OTHERWISE) ARISING OUT OF ANY LOAN PARTY OR ANY AGENT AFFILIATE'S TRANSMISSION OF APPROVED ELECTRONIC COMMUNICATIONS THROUGH THE INTERNET OR ANY USE OF THE APPROVED ELECTRONIC PLATFORM, EXCEPT TO THE EXTENT SUCH LIABILITY OF ANY AGENT AFFILIATE IS FOUND IN A FINAL NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED PRIMARILY FORM SUCH AGENT AFFILIATE'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

          SECTION 11.6 RIGHT OF SET-OFF

          Upon the occurrence and during the continuance of any Event of Default each Lender and each Affiliate of a Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Lender or its Affiliates to or for the credit or the account of the Borrower against any and all of the Obligations now or hereafter existing whether or not such Lender shall have made any demand under this Agreement or any other Loan Document and even though such Obligations may be unmatured. Each Lender agrees promptly to notify the Borrower after any such set-off and application made by such Lender or its Affiliates; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section 11.6 are in addition to the other rights and remedies (including other rights of set-off) that such Lender may have.

          SECTION 11.7 SHARING OF PAYMENTS, ETC.

          (a) If any Revolving Credit Lender (directly or through an Affiliate thereof) obtains any payment (whether voluntary, involuntary, through the exercise of any right of set-off (including pursuant to Section 11.6 (Right of Set-off) or otherwise) of the Loans owing to it, any interest thereon, fees in respect thereof or amounts due pursuant to Section 11.3 (Costs and Expenses) or
11.4 (Indemnities) (other than payments pursuant to Sections 2.14 (Special Provisions Governing Eurodollar Rate Loans), 2.15 (Capital Adequacy) or 2.16 (Taxes)) or otherwise receives any Collateral or any "Proceeds" (as defined in the Pledge and Security Agreement) of Collateral (other than payments pursuant to Sections 2.14 (Special Provisions Governing Eurodollar Rate Loans), 2.15 (Capital Adequacy) or 2.16 (Taxes)) (in each case, whether voluntary, involuntary, through the exercise of any right of set-off or otherwise (including pursuant to Section 11.6 (Right of Set-off)) in excess of its Ratable Portion of all payments of such Obligations obtained by all the Revolving Credit Lenders, such Revolving Credit Lender (a "Purchasing Lender") shall forthwith purchase from the other Lenders (each, a "Selling Lender") such participations in their Loans or other Obligations as shall be necessary to cause such Purchasing Lender to share the excess payment ratably with each of them.

          (b) If all or any portion of any payment received by a Purchasing Lender is thereafter recovered from such Purchasing Lender, such purchase from each Selling Lender shall be rescinded and such Selling Lender shall repay to the Purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Selling Lender's ratable share (according to the proportion of (i) the amount of such Selling Lender's required repayment in relation to (ii) the total amount so recovered from the Purchasing Lender) of any interest or other amount paid or payable by the Purchasing Lender in respect of the total amount so recovered.

          (c) The Borrower agrees that any Purchasing Lender so purchasing a participation from a Selling Lender pursuant to this Section 11.7 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

          SECTION 11.8 NOTICES, ETC.

          (a) Addresses for Notices. All notices, demands, requests, consents and other communications provided for in this Agreement shall be given in writing, or by any telecommunication device capable of creating a written record (including electronic mail), and addressed to the party to be notified as follows:

               (i)  if to the Borrower:

                    WCI Steel, Inc.
                    1040 Pine Avenue, S.E.
                    Warren, Ohio 44482
                    Attention: Chief Financial Officer
                    Fax: (330) 841-8387
                    E-Mail Address: cbezik@wcisteel.com

                    with a copy to

                    McDermott Will & Emery
                    28 State Street
                    Boston, MA 02109-1775
                    Attention: Dennis J. White
                    Telecopy no: (617) 535-4011
                    Fax: (617) 535-3800

               (ii) if to any Revolving Credit Lender, at its Domestic Lending Office specified opposite its name on Schedule II (Applicable Lending Offices and Addresses for Notices) or on the signature page of any applicable Assignment and Acceptance;

               (iii) if to any Issuer, at the address set forth under its name on Schedule II (Applicable Lending Offices and Addresses for Notices); and

               (iv) if to the Administrative Agent or the Swing Loan Lender:

                    CITICORP USA, INC.
                    388 Greenwich Street, 20th Floor
                    New York, New York 10013
                    Attention: David Jaffe
                    Telecopy no: (212) 816-2613
                    E-Mail Address: david.jaffe@citigroup.com

                    with a copy to:

                    WEIL, GOTSHAL & MANGES LLP
                    767 Fifth Avenue,
                    New York, New York 10153-0119
                    Attention: Douglas R. Urquhart, Esq.
                    Telecopy no: (212) 310-8007
                    E-Mail Address: douglas.urquhart@weil.com

or at such other address as shall be notified in writing (x) in the case of the Borrower, the Administrative Agent and the Swing Loan Lender, to the other parties and (y) in the case of all other parties, to the Borrower and the Administrative Agent.

          (b) Effectiveness of Notices. All notices, demands, requests, consents and other communications described in clause (a) above shall be effective (i) if delivered by hand, including any overnight courier service, upon personal delivery, (ii) if delivered by mail, when deposited in the mails, (iii) if delivered by posting to an Approved Electronic Platform, an Internet website or a similar telecommunication device requiring that a user have prior access to such Approved Electronic Platform, website or other device (to the extent permitted by Section 10.3 (Posting of Approved Electronic Communications) to be delivered thereunder), when such notice, demand, request, consent and other communication shall have been made generally available on such Approved Electronic Platform, Internet website or similar device to the class of Person being notified (regardless of whether any such Person must accomplish, and whether or not any such Person shall have accomplished, any action prior to obtaining access to such items, including registration, disclosure of contact information, compliance with a standard user agreement or undertaking a duty of confidentiality) and such Person has been notified that such communication has been posted to the Approved Electronic Platform and (iv) if delivered by electronic mail or any other telecommunications device, when transmitted to an electronic mail address (or by another means of electronic delivery) as provided in clause (a) above; provided, however, that notices and communications to the Administrative Agent pursuant to Article II (The Facility) or X (The Administrative Agent) shall not be effective until received by the Administrative Agent.

          (c) Use of Electronic Platform. Notwithstanding clauses (a) and (b) above (unless the Administrative Agent requests that the provisions of clause
(a) and (b) above be followed) and any other provision in this Agreement or any other Loan Document providing for the delivery of, any Approved Electronic Communication by any other means, the Loan Parties shall deliver all Approved Electronic Communications to the Administrative Agent by properly transmitting such Approved Electronic Communications electronically (in a format acceptable to the Administrative Agent) to oploanswebadmin@citigroup.com or such other electronic mail address (or similar means of electronic delivery) as the Administrative Agent may notify the Borrower. Nothing in this clause (c) shall prejudice the right of the Administrative Agent or any Lender or Issuer to deliver any Approved Electronic Communication to any Loan Party in any manner authorized in this Agreement.

          SECTION 11.9 NO WAIVER; REMEDIES

          No failure on the part of any Lender, Issuer or the Administrative Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          SECTION 11.10 BINDING EFFECT

          This Agreement shall become effective when it shall have been executed by the Borrower and the Administrative Agent and when the Administrative Agent shall have been notified by each Lender and Issuer that such Lender or Issuer has executed it and thereafter shall be binding upon and inure solely to the benefit of the Borrower, the Administrative Agent and each Lender and Issuer and, in each case, their respective successors and assigns; provided, however, that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lenders.

          SECTION 11.11 GOVERNING LAW

          This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

          SECTION 11.12 SUBMISSION TO JURISDICTION; SERVICE OF PROCESS

          (a) Any legal action or proceeding with respect to this Agreement or any other Loan Document may be brought in the courts of the State of New York located in the City of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, the Borrower hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

          (b) Nothing contained in this Section 11.12 shall affect the right of the Administrative Agent or any Lender to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against the Borrower or any other Loan Party in any other jurisdiction.

          (c) If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in Dollars into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase Dollars with such other currency at the spot rate of exchange quoted by the Administrative Agent at 11:00 a.m. (New York time) on the Business Day preceding that on which final judgment is given, for the purchase of Dollars, for delivery two Business Days thereafter.

          SECTION 11.13 WAIVER OF JURY TRIAL

          EACH OF THE ADMINISTRATIVE AGENT, THE LENDERS, THE ISSUERS AND THE BORROWER IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT.

          SECTION 11.14 MARSHALING; PAYMENTS SET ASIDE

          None of the Administrative Agent, any Lender or any Issuer shall be under any obligation to marshal any assets in favor of the Borrower or any other party or against or in payment of any or all of the Obligations. To the extent that the Borrower makes a payment or payments to the Administrative Agent, the Lenders or the Issuers or any such Person receives payment from the proceeds of the Collateral or exercise their rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, right and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

          SECTION 11.15 SECTION TITLES

          The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection hereof immediately followed by a reference in parenthesis to the title of the Section containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire Section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such Section, the reference to the title shall govern absent manifest error. If any reference to the number of a Section (but not to any clause, sub-clause or subsection thereof) is followed immediately by a reference in parenthesis to the title of a Section, the title reference shall govern in case of direct conflict absent manifest error.

          SECTION 11.16 EXECUTION IN COUNTERPARTS

          This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed signature page of this Agreement by facsimile transmission, electronic mail or by posting on the Approved Electronic Platform shall be as effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all parties shall be lodged with the Borrower and the Administrative Agent.

          SECTION 11.17 ENTIRE AGREEMENT

          This Agreement, together with all of the other Loan Documents and all certificates and documents delivered hereunder or thereunder, embodies the entire agreement of the parties and supersedes all prior agreements and understandings relating to the subject matter hereof. In the event of any conflict between the terms of this Agreement and any other Loan Document, the terms of this Agreement shall govern.

          SECTION 11.18 CONFIDENTIALITY

          Each Lender and the Administrative Agent agree to use all reasonable efforts to keep information obtained by it pursuant hereto and the other Loan Documents confidential in accordance with such Lender's or the Administrative Agent's, as the case may be, customary practices and agrees that it shall not disclose any such information other than (a) to such Lender's or the Administrative Agent's, as the case may be, Affiliates, and each of their respective employees, representatives and agents that are or are expected to be involved in the evaluation of such information in connection with the transactions contemplated by this Agreement and are advised of the confidential nature of such information, (b) to the extent such information presently is or hereafter becomes available to such Lender or the Administrative Agent, as the case may be, on a non-confidential basis from a source other than Holdings, the Borrower or any other Loan Party, (c) to the extent disclosure is required by law, regulation or judicial order or requested or required by bank regulators or auditors or (d) to current or prospective assignees, participants and Special Purpose Vehicle grantees of any option described in Section 11.2(e) (Assignments and Participations), contractual counterparties in any Hedging Contract permitted hereunder and to their respective legal or financial advisors, in each case and to the extent such assignees, participants, grantees or counterparties agree to be bound by, and to cause their advisors to comply with, the provisions of this Section 11.18. Notwithstanding any other provision in this Agreement, the Administrative Agent hereby agrees that the Borrower (and each of its officers, directors, employees, accountants, attorneys and other advisors) may disclose to any and all persons, without limitation of any kind, the U.S. tax treatment and U.S. tax structure of the Facility and the transactions contemplated hereby and all materials of any kind (including opinions and other tax analyses) that are provided to it relating to such U.S. tax treatment and U.S. tax structure.

          SECTION 11.19 PATRIOT ACT NOTICE.

          Each Lender subject to the Patriot Act hereby notifies the Borrower that, pursuant to Section 326 of the Patriot Act, it is required to obtain, verify and record information that identifies the Borrower, including the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the Patriot Act.

                            [SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        WCI STEEL ACQUISITION, INC.,
                                        as Borrower


                                        By: /s/ Cynthia Bezik
                                            ------------------------------------
                                        Name: Cynthia Bezik
                                        Title: President


                                        CITICORP USA, INC.,
                                        as Administrative Agent, Swing Loan
                                        Lender and Lender


                                        By: /s/ David Jaffe
                                            ------------------------------------
                                        Name: David Jaffe
                                        Title: Director/Vice President


                                        CITIBANK, N.A.,
                                        as Issuer


                                        By: /s/ David Jaffe
                                            ------------------------------------
                                        Name: David Jaffe
                                        Title: Director/Vice President

                    [SIGNATURE PAGE TO WCI CREDIT AGREEMENT]

                                        Other Lenders:

                                        BANK OF AMERICA, N.A.
                                        as Lender


                                        By: /s/ Lawrence P. Gabni
                                            ------------------------------------
                                        Name: Lawrence P. Gabni
                                        Title: Senior Vice President

                    [SIGNATURE PAGE TO WCI CREDIT AGREEMENT]

                                        THE CIT GROUP/BUSINESS CREDIT, INC.
                                        as Lender


                                        By: /s/ Eustachio Bruno
                                            ------------------------------------
                                        Name: Eustachio Bruno
                                        Title: Assistant Vice President

                    [SIGNATURE PAGE TO WCI CREDIT AGREEMENT]

                                        JPMORGAN CHASE BANK, N.A.
                                        as Lender


                                        By: /s/ David J. Walsh
                                            ------------------------------------
                                        Name: David J. Walsh
                                        Title: Vice President

                    [SIGNATURE PAGE TO WCI CREDIT AGREEMENT]

                                        LASALLE BUSINESS CREDIT, LLC
                                        as Lender


                                        By: /s/ Ernest J. Abati
                                            ------------------------------------
                                        Name: Ernest J. Abati
                                        Title: Senior Vice President

                    [SIGNATURE PAGE TO WCI CREDIT AGREEMENT]

                                        WELLS FARGO BANK, N.A.
                                        as Lender


                                        By: /s/ Sanat Amladi
                                            ------------------------------------
                                        Name: Sanat Amladi
                                        Title: Vice President

                    [SIGNATURE PAGE TO WCI CREDIT AGREEMENT]

                                TABLE OF CONTENTS

Article I Definitions, Interpretation And Accounting Terms...............     2
   Section 1.1   Defined Terms...........................................     2
   Section 1.2   Computation of Time Periods.............................    34
   Section 1.3   Accounting Terms and Principles.........................    34
   Section 1.4   Conversion of Foreign Currencies........................    34
   Section 1.5   Certain Terms...........................................    35

Article II The Facility..................................................    35
   Section 2.1   The Revolving Credit Commitments........................    35
   Section 2.2   Borrowing Procedures....................................    36
   Section 2.3   Swing Loans.............................................    37
   Section 2.4   Letters of Credit.......................................    39
   Section 2.5   Reduction and Termination of the Revolving Credit
                 Commitments.............................................    43
   Section 2.6   Repayment of Loans......................................    43
   Section 2.7   Evidence of Debt........................................    44
   Section 2.8   Optional Prepayments....................................    45
   Section 2.9   Mandatory Prepayments...................................    45
   Section 2.10  Interest................................................    46
   Section 2.11  Conversion/Continuation Option..........................    47
   Section 2.12  Fees....................................................    48
   Section 2.13  Payments and Computations...............................    49
   Section 2.14  Special Provisions Governing Eurodollar Rate Loans......    51
   Section 2.15  Capital Adequacy........................................    53
   Section 2.16  Taxes...................................................    54
   Section 2.17  Substitution of Lenders.................................    56

Article III Conditions to Loans and Letters of Credit....................    58
   Section 3.1   Conditions Precedent to Initial Loans and Letters of
                 Credit..................................................    58
   Section 3.2   Conditions Precedent to Each Loan and Letter of Credit..    62
   Section 3.3   Determinations of Initial Borrowing Conditions..........    64

Article IV Representations and Warranties................................    64
   Section 4.1   Corporate Existence; Compliance with Law................    64
   Section 4.2   Corporate Power; Authorization; Enforceable
                 Obligations.............................................    65

                                TABLE OF CONTENTS
                                   (CONTINUED)

   Section 4.3   Ownership of Borrower; Subsidiaries.....................    65
   Section 4.4   Financial Statements....................................    66
   Section 4.5   Material Adverse Change.................................    67
   Section 4.6   Solvency................................................    67
   Section 4.7   Litigation..............................................    67
   Section 4.8   Taxes...................................................    67
   Section 4.9   Full Disclosure.........................................    68
   Section 4.10  Margin Regulations......................................    68
   Section 4.11  No Burdensome Restrictions; No Defaults.................    68
   Section 4.12  Investment Company Act; Public Utility Holding Company
                 Act.....................................................    69
   Section 4.13  Use of Proceeds.........................................    69
   Section 4.14  Insurance...............................................    69
   Section 4.15  Labor Matters...........................................    69
   Section 4.16  ERISA...................................................    70
   Section 4.17  Environmental Matters...................................    70
   Section 4.18  Intellectual Property...................................    71
   Section 4.19  Title; Real Property....................................    71
   Section 4.20  Related Documents.......................................    72

Article V Financial Covenants............................................    73
   Section 5.1   Minimum Fixed Charge Coverage Ratio.....................    73
   Section 5.2   Adjusted Available Credit...............................    73
   Section 5.3   Capital Expenditures....................................    74

Article VI Reporting Covenants...........................................    74
   Section 6.1   Financial Statements....................................    75
   Section 6.2   Default Notices.........................................    77
   Section 6.3   Litigation..............................................    77
   Section 6.4   Asset Sales.............................................    77
   Section 6.5   Notices under Related Documents.........................    77
   Section 6.6   SEC Filings; Press Releases.............................    77
   Section 6.7   Labor Relations.........................................    78
   Section 6.8   Tax Returns.............................................    78

                                TABLE OF CONTENTS
                                   (CONTINUED)

   Section 6.9   Insurance...............................................    78
   Section 6.10  ERISA Matters...........................................    78
   Section 6.11  Environmental Matters...................................    79
   Section 6.12  Borrowing Base Determination............................    79
   Section 6.13  Contractual Obligations.................................    82
   Section 6.14  Tax Reporting...........................................    82
   Section 6.15  Other Information.......................................    82

Article VII Affirmative Covenants........................................    82
   Section 7.1   Preservation of Corporate Existence, Etc................    82
   Section 7.2   Compliance with Laws, Etc...............................    82
   Section 7.3   Conduct of Business.....................................    82
   Section 7.4   Payment of Taxes, Etc...................................    83
   Section 7.5   Maintenance of Insurance................................    83
   Section 7.6   Access..................................................    83
   Section 7.7   Keeping of Books........................................    83
   Section 7.8   Maintenance of Properties, Etc..........................    84
   Section 7.9   Application of Proceeds.................................    84
   Section 7.10  Environmental...........................................    84
   Section 7.11  Additional Collateral and Guaranties....................    84
   Section 7.12  Control Accounts; Approved Deposit Accounts.............    85
   Section 7.13  Landlord Waivers and Bailee's Letters...................    87
   Section 7.14  Real Property...........................................    87

Article VIII Negative Covenants..........................................    88
   Section 8.1   Indebtedness............................................    88
   Section 8.2   Liens, Etc..............................................    89
   Section 8.3   Investments.............................................    90
   Section 8.4   Sale of Assets..........................................    91
   Section 8.5   Restricted Payments.....................................    92
   Section 8.6   Prepayment and Cancellation of Indebtedness.............    92
   Section 8.7   Restriction on Fundamental Changes......................    93
   Section 8.8   Change in Nature of Business............................    93

                                TABLE OF CONTENTS
                                   (CONTINUED)

   Section 8.9   Transactions with Affiliates............................    93
   Section 8.10  Limitations on Restrictions on Subsidiary Distributions;
                 No New Negative Pledge..................................    94
   Section 8.11  Modification of Constituent Documents...................    94
   Section 8.12  Modification of Related Documents.......................    94
   Section 8.13  Modification of Debt Agreements.........................    94
   Section 8.14  Accounting Changes; Fiscal Year.........................    95
   Section 8.15  Margin Regulations......................................    95
   Section 8.16  Operating Leases; Sale/Leasebacks.......................    95
   Section 8.17  No Speculative Transactions.............................    95
   Section 8.18  Compliance with ERISA...................................    95
   Section 8.19  Environmental...........................................    96
   Section 8.20  Payments to the Collateral Trust........................    96

Article IX Events of Default.............................................    96
   Section 9.1   Events of Default.......................................    96
   Section 9.2   Remedies................................................    98
   Section 9.3   Actions in Respect of Letters of Credit.................    98
   Section 9.4   Rescission..............................................    99

Article X The Administrative Agent.......................................    99
   Section 10.1  Authorization and Action................................    99
   Section 10.2  Administrative Agent's Reliance, Etc....................   100
   Section 10.3  Posting of Approved Electronic Communications...........   101
   Section 10.4  The Administrative Agent Individually...................   102
   Section 10.5  Lender Credit Decision..................................   102
   Section 10.6  Indemnification.........................................   102
   Section 10.7  Successor Administrative Agent..........................   103
   Section 10.8  Concerning the Collateral and the Collateral Documents..   103
   Section 10.9  Collateral Matters Relating to Related Obligations......   104

Article XI Miscellaneous.................................................   105
   Section 11.1  Amendments, Waivers, Etc................................   105
   Section 11.2  Assignments and Participations..........................   108
   Section 11.3  Costs and Expenses......................................   111

                                TABLE OF CONTENTS
                                   (CONTINUED)

   Section 11.4  Indemnities.............................................   112
   Section 11.5  Limitation of Liability.................................   113
   Section 11.6  Right of Set-off........................................   114
   Section 11.7  Sharing of Payments, Etc................................   114
   Section 11.8  Notices, Etc............................................   115
   Section 11.9  No Waiver; Remedies.....................................   117
   Section 11.10 Binding Effect..........................................   117
   Section 11.11 Governing Law...........................................   117
   Section 11.12 Submission to Jurisdiction; Service of Process..........   117
   Section 11.13 Waiver of Jury Trial....................................   118
   Section 11.14 Marshaling; Payments Set Aside..........................   118
   Section 11.15 Section Titles..........................................   118
   Section 11.16 Execution in Counterparts...............................   118
   Section 11.17 Entire Agreement........................................   118
   Section 11.18 Confidentiality.........................................   119
   Section 11.19 Patriot Act Notice......................................   119

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                    SCHEDULES

Schedule I    - Revolving Credit Commitments
Schedule II   - Applicable Lending Offices and Addresses for Notices
Schedule 4.2  - Consents
Schedule 4.3  - Ownership of Borrower, Subsidiaries
Schedule 4.4  - Financial Statements
Schedule 4.7  - Litigation
Schedule 4.15 - Labor Matters
Schedule 4.16 - List of Plans
Schedule 4.17 - Environmental Matters
Schedule 4.19 - Real Property
Schedule 8.1  - Existing Indebtedness
Schedule 8.2  - Existing Liens
Schedule 8.3  - Existing Investments

                                    EXHIBITS

Exhibit A     - Form of Assignment and Acceptance
Exhibit B     - Form of Revolving Credit Note
Exhibit C     - Form of Notice of Borrowing
Exhibit D     - Form of Swing Loan Request
Exhibit E     - Form of Letter of Credit Request
Exhibit F     - Form of Notice of Conversion or Continuation
Exhibit G     - Form of Opinion of Counsel for the Loan Parties
Exhibit H     - Form of Guaranty
Exhibit I     - Form of Pledge and Security Agreement
Exhibit J     - Form of Borrowing Base Certificate
Exhibit K     - Form of Intercreditor Agreement
Exhibit L     - Form of Indenture Collateral Intercreditor Agreement
Exhibit M     - Form of Collateral Access Agreement

                                   SCHEDULE I

                          REVOLVING CREDIT COMMITMENTS

           LENDER              COMMITMENT AMOUNT     ALLOCATION
           ------              -----------------   --------------
Citicorp USA, Inc.              $150,000,000.00    $30,000,000.00
Bank of America, N.A.           $ 30,000,000.00    $24,000,000.00
CIT Group                       $ 30,000,000.00    $24,000,000.00
JPMorgan Chase Bank, N.A.       $ 35,000,000.00    $24,000,000.00
LaSalle Business Credit, LLC    $ 30,000,000.00    $24,000,000.00
Wells Fargo Foothill, LLC       $ 30,000,000.00    $24,000,000.00

                                   SCHEDULE II

              APPLICABLE LENDING OFFICES AND ADDRESSES FOR NOTICES

           LENDER                   DOMESTIC LENDING OFFICE           EURODOLLAR LENDING OFFICE
           ------              --------------------------------   --------------------------------
Citicorp USA, Inc.             Two Penns Way, Suite 200           Two Penns Way, Suite 200
                               New Castle, DE 19720               New Castle, DE 19720
                               (302) 894-6003                     (302) 894-6003
                               (212) 994-0849 (fax)               (212) 994-0849 (fax)
                               Attn: Dana A. Fuski Dugan          Attn: Dana A. Fuski Dugan

Bank of America, N.A.          335 Madison Avenue                 20975 Swenson Drive, Suite 200
                               New York, NY 10017                 Waukesha, WI 53186
                               (212) 503-8143                     (262) 798-4816
                               (212) 503-7340 (fax)               (262) 798-4898 (fax)
                               Attn: Lawrence Garni               Attn: Ann Dempsey

CIT Group                      11 West 42nd Street, 13th floor    11 West 42nd Street, 13th floor
                               New York, NY 10036                 New York, NY 10036
                               (212) 461-7718                     (212) 461-7718
                               (212) 461-7762 (fax)               (212) 461-7762 (fax)
                               Attn: Carl Giordano                Attn: Carl Giordano

JPMorgan Chase Bank, N.A.      120 S. Lasalle Floor 8; IL1-1190   120 S. Lasalle Floor 8; IL1-1190
                               Chicago, IL 60603                  Chicago, IL 60603
                               312-661-5549                       312-661-5549
                               312-661-1686 (fax)                 312-661-1686 (fax)
                               Attn: Fe E. Naviamos               Attn: Fe E. Naviamos

LaSalle Business Credit, LLC   135 S. LaSalle Street, Suite 425   135 S. LaSalle Street, Suite 425
                               Chicago, IL 60603                  Chicago, IL 60603
                               (312) 904-6557                     (312) 904-6557
                               (312) 904-5307 (fax)               (312) 904-5307 (fax)
                               Attn: Karen Simon                  Attn: Karen Simon

Wells Fargo Foothill, LLC      2450 Colorado Avenue               2450 Colorado Avenue
                               Suite 3000 West                    Suite 3000 West
                               Santa Monica, CA 90404             Santa Monica, CA 90404
                               (310) 453-7339                     (310) 453-7339
                               (310) 453-7443 (fax)               (310) 453-7443 (fax)
                               Attn: Ben Marks                    Attn: Ben Marks

                                  SCHEDULE 4.2

                                    CONSENTS

None.

                                  SCHEDULE 4.3

                            OWNERSHIP OF SUBSIDIARIES

PRE-EFFECTIVE DATE

                                              NO. OF SHARES OF     NO. OF SHARES OF    NO. OF OUTSTANDING        PERCENTAGE OF
                            JURISDICTION OF     EACH CLASS OF     STOCK OUTSTANDING      SHARES OF STOCK       OUTSTANDING SHARES
SUBSIDIARY NAME              ORGANIZATION     STOCK AUTHORIZED   ON THE CLOSING DATE    OWNED BY BORROWER      OWNED BY BORROWER
---------------             ---------------   ----------------   -------------------   ------------------   -----------------------
     WCI Steel Sales            Delaware             N/A                 N/A                   N/A          Limited Partnership 99%
    Acquisition, L.P.                                                                                        held by WCI Production
                                                                                                               Control as General
                                                                                                             Partner and 1% held by
                                                                                                              WCI Metallurgical as
                                                                                                                Limited Partner

        WCI Steel               Delaware            1,000               1,000                 1,000                   100
  Metallurgical Services                       .0001 par value
    Acquisition, Inc.

   WCI Steel Production         Delaware            1,000               1,000                 1,000                   100
      Control Sales                            .0001 par value
    Acquisition, Inc.

    Youngstown Sinter           Delaware            1,000               1,000                 1,000                   100
   Acquisition Company                         .0001 par value

POST-EFFECTIVE DATE

                                              NO. OF SHARES OF     NO. OF SHARES OF    NO. OF OUTSTANDING        PERCENTAGE OF
                            JURISDICTION OF     EACH CLASS OF     STOCK OUTSTANDING      SHARES OF STOCK       OUTSTANDING SHARES
SUBSIDIARY NAME              ORGANIZATION     STOCK AUTHORIZED   ON THE CLOSING DATE    OWNED BY BORROWER      OWNED BY BORROWER
---------------             ---------------   ----------------   -------------------   ------------------   -----------------------
     WCI Steel Sales            Delaware             N/A                 N/A                   N/A          Limited Partnership 99%
    Acquisition, L.P.                                                                                        held by WCI Production
                                                                                                               Control as General
                                                                                                             Partner and 1% held by
                                                                                                              WCI Metallurgical as
                                                                                                                Limited Partner

        WCI Steel               Delaware            1,000               1,000                 1,000                   100
cMetallurgical Services                        .0001 par value
    Acquisition, Inc.

        WCI Steel               Delaware            1,000               1,000                 1,000                   100
 Production Control Sales                      .0001 par value
    Acquisition, Inc.

    Youngstown Sinter           Delaware            1,000               1,000                 1,000                   100
   Acquisition Company                         .0001 par value

                                  SCHEDULE 4.4

                              FINANCIAL STATEMENTS

None.

                                  SCHEDULE 4.7

                                   LITIGATION

- Thirty-six individual cases where employees have been denied relief under Ohio's Worker's Compensation program now seek relief in civil court.

- Incident on the Union Pacific Railroad on August 15, 2005, resulting in a derailment near Dale Junction, Wyoming. Railroad alleges that the Borrower's shipment was improperly loaded in railcar NS168598.

-    See Schedule 4.17

                                  SCHEDULE 4.15

                                  LABOR MATTERS

- Collective Bargaining Agreement by and between the Borrower and United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied, Industrial and Service Workers International Union, dated April 30, 2006.

- Deferred Compensation Agreements have been executed by and between the Borrower and the parties listed below in the form previously delivered to the Creditors, which shall be effective upon each such employee's start of employment with the Borrower:

          W.C. Beinecke
          D. H. Emanuele
          T. J. Gentile
          D. C. Heflin
          D. A. Howard
          M. A. Jones
          D. E. Misutka
          D. W. Musolf
          D. E. O'Bruba
          R. J. Philbin
          D. E. Pogany
          J. F. Reis
          W. G. Sherwood
          P. G. Tatom
          W. C. Weber

- Employment Agreements will be executed by and between the Borrower and each of the executive officers of the Borrower listed below in the form previously delivered to the Creditors on such terms as are currently being determined by the Compensation Committee of the Board of Directors of the Borrower.

Patrick G. Tatom   President and Chief Executive Officer
Thomas Gentile     Vice President - Business Development
David A. Howard    Vice President - Commercial
Cynthia Bezik      Vice President - Finance, Chief Financial Officer, Treasurer
                   and Secretary

                                  SCHEDULE 4.16

                                  LIST OF PLANS

- WCI Steel, Inc., United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied, Industrial and Service Workers International Union (the "USW") Defined Benefit Plan (new plan of the Borrower).

- IRC 501(c)(9) Agreement of Trust for Warren Consolidated Industries, Inc. (assumed).

- Program of Insurance Benefits for Hourly Paid Employees and Non-Exempt Salaried Employees of the Borrower (new plan).

- Warren Consolidated Industries, Inc. Disability Income Benefits Plan (new mirror plan).

- Warren Consolidated Industries, Inc. Supplemental Unemployment Benefit Plan (new mirror plan).

-    WCI Steel Incorporated USW 401(k) Plan.

-    WCI Steel, Inc. Voluntary Benefit Plan (assumed).

-    WCI Steel, Inc. Retirement and Capital Accumulation Plan (assumed).

-    WCI Steel, Inc. Salaried Employee Welfare Plan (assumed).

- WCI Steel, Inc. Flexible Spending Accounts: Health Care Account; Dependent Care Account (assumed).

                                  SCHEDULE 4.17

                              ENVIRONMENTAL MATTERS

1. U.S. EPA issued a unilateral administrative order to the Borrower pursuant to Section 7003 of RCRA, with an effective date of September 24, 2002 and amended January 21, 2003 ("Order"). The Order asserts that the Borrower's handling of solid waste in various impoundment areas presents an "imminent and substantial endangerment" to health or the environment by virtue of potential harm to wildlife, including migratory birds. The Order requires the Borrower, among other things, to (a) take immediate measures to deter and discourage wildlife from landing on or entering the areas, (b) remove all oily wastes from the impoundments, (c) remove all remaining oily sludge from the banks and bottoms of the impoundments, and (d) permanently cease managing oil wastes in the impoundments. RCRA provides for civil penalties of up to $5,500 per day, increased to $6,500 per day after March 14, 2004, for noncompliance with the Order. In written comments, the Borrower raised several concerns, objected to both the issuance of the Order and its scope, and submitted a draft work plan setting forth a number of activities that the Borrower considers reasonably necessary to abate any alleged endangerment. The Borrower has largely completed implementation of the activities initially proposed, including elimination of most of the identified areas, and is continuing to implement various deterrent measures at the remaining two impoundment areas (both of which are integral components of the Borrower's current operations). The U.S. EPA informed the Borrower in 2003 that it believes the Borrower has not complied with the Order; the United States filed a Proof of Claim in the bankruptcy proceedings in an amount not exceeding $5,838,000 with respect to alleged accruing civil penalties, to which an Objection was filed. The Borrower is engaged in discussions with U.S. EPA and the Department of Justice regarding possible resolution of the compliance issues raised by U.S. EPA under the Order.

2. On March 3, 2004, the United States Fish & Wildlife ("USFWS") served the Borrower with Violation Notices alleging that the Borrower violated Section 703(a) of the Migratory Bird Treaty Act ("MBTA"). The Violation Notices set forth 31 counts of unlawful "taking" of migratory birds, a misdemeanor. On April 16, 2004, the Borrower entered a plea of "not guilty." Among other things, the Borrower argued that the "taking" provisions of the MBTA did not extend to accidental bird deaths resulting from manufacturing operations. The trial was held in September 2004, but the Magistrate Judge has not yet rendered a verdict. On August 17, 2004, USFWS served additional Violation Notices similarly alleging that the Borrower violated the MBTA as a result of an incident that occurred in May 2002. The Borrower pled "not guilty" in this separate proceeding, which the Magistrate Judge stayed pending the outcome of the case that was tried.

3. The Borrower is currently subject to the Iron & Steel Manufacturing NESHAP (40 C.F.R. Part 63, Subpart FFFFF), which - upon the compliance date - imposes new Maximum Achievable Control Technology ("MACT") standards for the reduction of hazardous air pollutants ("HAPs") from specified processes at the facility, including the Basic Oxygen Furnace process ("BOF") and certain ancillary operations within the BOF building. Because the Iron & Steel NESHAP imposes a new opacity standard on fugitive emissions from the BOF building, the Borrower determined that installation of a new fume evacuation system on the BOF vessels was required, consisting of hooding over the vessels during tapping and charging to capture those emissions and evacuation to a new baghouse. The approximate cost for achieving compliance with the Iron & Steel NESHAP is $25 million. The compliance date was May 22, 2006; however, the Borrower applied for and received an extension until April 30, 2007. The Company also investigated the possibility of seeking a modification to its emission limits under the current permit. At the present time, the Company expects to address the BOF MACT compliance requirements by reducing total plant emissions under its existing air emission control permit so as not to be categorized as a major source, thereby avoiding application of those requirements to the WCI facility. The Company's permit would include restrictions on the hours of BOF operations that are consistent with both current levels and those in the recent past. It would also entail the burning of natural gas rather than coal in a boiler at an expected additional cost of $5 million per year. Alternatively, that boiler may be equipped with a scrubber that is expected to cost about $10 million. The Company plans to install such a scrubber within the next 18 months. The Company also expects to obtain the necessary permit restrictions by the May 22, 2006 deadline.

                                  SCHEDULE 4.19

                                  REAL PROPERTY

- Approximately 1,100 acres of owned real property generally known as 1040 Pine Avenue, S.E., Warren, Ohio. Such property is owned by the Borrower and other occupants of the property include WCI Steel Production Control Services Acquisition, Inc., WCI Steel Metallurgical Services Acquisition, Inc., and WCI Steel Sales Acquisition, L.P. The Warren property is subject to a lease to Air Reduction Company, notice of which is recorded in the Trumbull County Records in Vol. 74, Page 229.

- Approximately 56 acres of owned real property generally known as 291 Division Street, Youngstown, Ohio. Such property is owned by Youngstown Sinter Acquisition Company. There are no lessees.

                                  SCHEDULE 8.1

                              EXISTING INDEBTEDNESS

Current indebtedness:

- $5,800,000 repayment of state taxes over 6 years at the Federal Annual Rate of interest.

Asserted Class 3 Secured Claims:

                                        OBJECTION     ASSERTED    ESTIMATED
NAME                                      FILED        AMOUNT      RECOVERY          NATURE OF CLAIM
----                                    ---------   -----------   ---------   ----------------------------
A.G. SHARP LUMBER COMPANY               Yes         $  9,453.16   zero        ACCOUNT PAYABLE
AFCO CREDIT CORP.                       Yes         $587,904.31   zero        ACCOUNT PAYABLE
BANK OF AMERICA LEASING & CAPITAL LLC   Yes         $ 70,009.00   zero        PERSONAL PROPERTY LEASES
CADLEROCK JOINT VENTURE, L.P.           Yes         $396,697.08   zero        PERSONAL PROPERTY LEASES
CADLEROCK JOINT VENTURE, L.P.           Yes         $139,983.58   zero        PERSONAL PROPERTY LEASES
CATERPILLAR FINANCIAL SERVICES          Yes         $160,339.00   zero        PERSONAL PROPERTY LEASES
CATERPILLAR FINANCIAL SERVICES          Yes         $  2,841.00   zero        PERSONAL PROPERTY LEASES
CATERPILLAR FINANCIAL SERVICES CORP.    Yes         Unknown       zero        ACCOUNT PAYABLE
D L PETERSON TRUST                      Yes         $ 16,377.50   zero        PERSONAL PROPERTY LEASES
DAIMLER CHRYSLER CORPORATION            Yes         $343,135.67   zero        ACCOUNT RECEIVABLE
FOSECO METALLURGICAL, INC.              Yes         $ 18,206.40   zero        ACCOUNT PAYABLE
ISG WARREN INC                          Yes         $602,023.84   zero        ACCOUNT PAYABLE
MELLON US LEASING                       Yes         $128,192.00   zero        PERSONAL PROPERTY LEASES
MELLON US LEASING                       Yes         $118,757.00   zero        PERSONAL PROPERTY LEASES
MINTEQ INTERNATIONAL INC                Yes         $227,811.66   zero        ACCOUNT PAYABLE
MOCHA HOUSE                             Yes         $    160.40   zero        ACCOUNT PAYABLE
SOUTH CAROLINA DEPARTMENT OF REVENUE                $    800.00   zero        TAX - INCOME AND FRANCHISE
SOUTH CAROLINA DEPARTMENT OF REVENUE                $  1,269.80   zero        TAX - INCOME AND FRANCHISE
SOUTH CAROLINA DEPARTMENT OF REVENUE                $    194.61   zero        TAX - INCOME AND FRANCHISE
TRUCK ELECTRIC SERVICE CO               Yes         $ 24,126.47   zero        ACCOUNT PAYABLE
TRUMBULL COUNTY TREASURER               Yes         $407,015.78   zero        TAX - REAL/PERSONAL PROPERTY
TRUMBULL INDUSTRIES, INC.               Yes         $ 47,252.06   zero        ACCOUNT PAYABLE

Real Property Taxes:

Youngstown Property: 291 Division Street, Youngstown, OH 44509

Parcel no. 53-094-0-156.01-Total due: $9,917.75

Mahoning County Property: 1050 Pine Ave., S.E., Warren, OH 44483

Parcel no. 39-543650 - Total due: $644.12
Parcel no. 43-313500 - Total due: $38,825.41
Parcel no. 45-193215 - Total due: $241.13
Parcel no. 38-848600 - Total due: $241.23
Parcel no. 39-543700 - Total due: $2,492.76
Parcel no. 43-313700 - Total due: $13,905.44
Parcel no. 45-193220 - Total due: $37.54
Parcel no. 38-864140 - Total due: $56,732.68
Parcel no. 39-543450 - Total due: $23.20
Parcel no. 43-313400 - Total due: $11,672.63
Parcel no. 45-193210 - Total due: $922.97
Parcel no. 38-848200 - Total due: $771.78
Parcel no. 28-901850 - Total due: $237.27
Parcel no. 28-901340 - Total due: $9,740.00
Parcel no. 21-900922 - Total due: $1,304.79
Parcel no. 39-543400 - Total due: $60,749.34
Parcel no. 41-645000 - Total due: $272.98
Parcel no. 45-193200 - Total due: $136.54
Parcel no. 45-193230 - Total due: $21.49
Parcel no. 29-000500 - Total due: $42,480.56
Parcel no. 43-312900 - Total due: $175,479.75
Parcel no. 45-193205 - Total due: $127.57
Parcel no. 39-003086 - Total due: $56,732.68
Parcel no. 38-848000 - Total due: $49.73
Parcel no. 41-644800 - Total due: $591.01
Parcel no. 45-193100 - Total due: $35.10
Parcel no. 45-193225 - Total due: $87.93
Parcel no. 29-000450 - Total due: $354.48
Parcel no. 28-901341 - Total due: $17.30
Parcel no. 28-694800 - Total due: $150,984.14
Parcel no. 21-155130 - Total due: $691.84

                                 SCHEDULE 8.1(I)

                                LETTERS OF CREDIT

                                                                                         DATE    EXPIRATION
ISSUER                  L/C NO.                BENEFICIARY                  AMOUNT      ISSUED      DATE
------                ----------   -----------------------------------   -----------   -------   ----------
Wachovia Bank, N.A.   516024P      Ohio EPA                              $5,5000,000    2/1/99     8/31/06
Wachovia Bank, N.A.   517378P      Indemnity Insurance Co. of Na         $ 11,784.52    2/1/99     8/31/06
Wachovia Bank, N.A.   SM 410328P   Pacific Employers Insurance Co.       $   199,000               8/31/06
Wachovia Bank, N.A.   SM 417004P   National Union Fire Insurance Corp.   $    60,000   5/29/01     5/31/06

                                  SCHEDULE 8.2

                                 EXISTING LIENS

Asserted Class 3 Secured Claims:

                                        OBJECTION     ASSERTED    ESTIMATED
NAME                                      FILED        AMOUNT      RECOVERY          NATURE OF CLAIM
----                                    ---------   -----------   ---------   ----------------------------
A.G. SHARP LUMBER COMPANY               Yes         $  9,453.16   zero        ACCOUNT PAYABLE
AFCO CREDIT CORP.                       Yes         $587,904.31   zero        ACCOUNT PAYABLE
BANK OF AMERICA LEASING & CAPITAL LLC   Yes         $ 70,009.00   zero        PERSONAL PROPERTY LEASES
CADLEROCK JOINT VENTURE, L.P.           Yes         $396,697.08   zero        PERSONAL PROPERTY LEASES
CADLEROCK JOINT VENTURE, L.P.           Yes         $139,983.58   zero        PERSONAL PROPERTY LEASES
CATERPILLAR FINANCIAL SERVICES          Yes         $160,339.00   zero        PERSONAL PROPERTY LEASES
CATERPILLAR FINANCIAL SERVICES          Yes         $  2,841.00   zero        PERSONAL PROPERTY LEASES
CATERPILLAR FINANCIAL SERVICES CORP.    Yes         Unknown       zero        ACCOUNT PAYABLE
D L PETERSON TRUST                      Yes         $ 16,377.50   zero        PERSONAL PROPERTY LEASES
DAIMLER CHRYSLER CORPORATION            Yes         $343,135.67   zero        ACCOUNT RECEIVABLE
FOSECO METALLURGICAL, INC.              Yes         $ 18,206.40   zero        ACCOUNT PAYABLE
ISG WARREN INC                          Yes         $602,023.84   zero        ACCOUNT PAYABLE
MELLON US LEASING                       Yes         $128,192.00   zero        PERSONAL PROPERTY LEASES
MELLON US LEASING                       Yes         $118,757.00   zero        PERSONAL PROPERTY LEASES
MINTEQ INTERNATIONAL INC                Yes         $227,811.66   zero        ACCOUNT PAYABLE
MOCHA HOUSE                             Yes         $    160.40   zero        ACCOUNT PAYABLE
SOUTH CAROLINA DEPARTMENT OF REVENUE                $    800.00   zero        TAX - INCOME AND FRANCHISE
SOUTH CAROLINA DEPARTMENT OF REVENUE                $  1,269.80   zero        TAX - INCOME AND FRANCHISE
SOUTH CAROLINA DEPARTMENT OF REVENUE                $    194.61   zero        TAX - INCOME AND FRANCHISE
TRUCK ELECTRIC SERVICE CO               Yes         $ 24,126.47   zero        ACCOUNT PAYABLE
TRUMBULL COUNTY TREASURER               Yes         $407,015.78   zero        TAX - REAL/PERSONAL PROPERTY
TRUMBULL INDUSTRIES, INC.               Yes         $ 47,252.06   zero        ACCOUNT PAYABLE

Real Property Taxes:

Youngstown Property: 291 Division Street, Youngstown, OH 44509

Parcel no. 53-094-0-156.01 - Total due: $9,917.75

Mahoning County Property: 1050 Pine Ave., S.E., Warren, OH 44483

Parcel no. 39-543650 - Total due: $644.12
Parcel no. 43-313500 - Total due: $38,825.41
Parcel no. 45-193215 - Total due: $241.13
Parcel no. 38-848600 - Total due: $241.23
Parcel no. 39-543700 - Total due: $2,492.76
Parcel no. 43-313700 - Total due: $13,905.44
Parcel no. 45-193220 - Total due: $37.54
Parcel no. 38-864140 - Total due: $56,732.68
Parcel no. 39-543450 - Total due: $23.20
Parcel no. 43-313400 - Total due: $11,672.63
Parcel no. 45-193210 - Total due: $922.97
Parcel no. 38-848200 - Total due: $771.78
Parcel no. 28-901850 - Total due: $237.27
Parcel no. 28-901340 - Total due: $9,740.00
Parcel no. 21-900922 - Total due: $1,304.79
Parcel no. 39-543400 - Total due: $60,749.34
Parcel no. 41-645000 - Total due: $272.98
Parcel no. 45-193200 - Total due: $136.54
Parcel no. 45-193230 - Total due: $21.49
Parcel no. 29-000500 - Total due: $42,480.56
Parcel no. 43-312900 - Total due: $175,479.75
Parcel no. 45-193205 - Total due: $127.57
Parcel no. 39-003086 - Total due: $56,732.68
Parcel no. 38-848000 - Total due: $49.73
Parcel no. 41-644800 - Total due: $591.01
Parcel no. 45-193100 - Total due: $35.10
Parcel no. 45-193225 - Total due: $87.93
Parcel no. 29-000450 - Total due: $354.48
Parcel no. 28-901341 - Total due: $17.30
Parcel no. 28-694800 - Total due: $150,984.14
Parcel no. 21-155130 - Total due: $691.84

                                  SCHEDULE 8.3

                              EXISTING INVESTMENTS

None.

                                    EXHIBIT A
                               TO CREDIT AGREEMENT

                        FORM OF ASSIGNMENT AND ACCEPTANCE

          ASSIGNMENT AND ACCEPTANCE, dated as of _________ __, ____ (this "Assignment and Acceptance") (between [NAME OF ASSIGNOR] (the "Assignor") and [NAME OF ASSIGNEE] (the "Assignee").

          Reference is made to the Credit Agreement, dated as of May 1, 2006 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among WCI Steel Acquisition, Inc., a Delaware corporation (the "Borrower"), the Lenders and Issuers party thereto and Citicorp USA, Inc., as agent for the Lenders and Issuers (in such capacity, the "Administrative Agent"). Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

          The Assignor and the Assignee hereby agree as follows:

1. As of the Effective Date (as defined below), the Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, all of the Assignor's rights and obligations under the Credit Agreement to the extent related to the amounts and percentages specified in
     Section 1 of Schedule I hereto.

2. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim and (ii) it has full power and authority, and has taken all actions necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby, (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other Loan Document, any other instrument or document furnished pursuant thereto or any collateral thereunder, (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant thereto and (iv) attaches the Revolving Credit Note(s), if any, held by the Assignor and requests that the Administrative Agent exchange such Note(s) for a new Note or Notes in accordance with Section 11.2(e)(Assignments and Participations) of the Credit Agreement.

3. The Assignee (a) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Revolving Credit Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (b) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto,
     (c) agrees that it will perform in
     accordance with their terms all of the obligations that, by the terms of the Credit Agreement, are required to be performed by it as a Lender, (d) represents and warrants that it (i) is an Eligible Assignee and (ii) has full power and authority, and has taken all actions necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby, (e) confirms it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance,
     (f) specifies as its Domestic Lending Office (and address for notices) and Eurodollar Lending Office the offices set forth beneath its name on the signature pages hereof and (g) if applicable, attaches two properly completed Forms W-8BEN, W-8ECI or successor or form prescribed by the Internal Revenue Service of the United States, certifying that such Assignee is entitled to receive all payments under the Credit Agreement and the Notes payable to it without deduction or withholding of any United States federal income taxes.

4. Following the execution of this Assignment and Acceptance by the Assignor and the Assignee, it will be delivered to the Administrative Agent (together with an assignment fee in the amount of $3,500 payable by the Assignee to the Administrative Agent if required pursuant to Section 11.2(b)(Assignments and Participations)) for acceptance and recording by the Administrative Agent. The effective date of this Assignment and Acceptance shall be the effective date specified in Section 2 of Schedule I hereto (the "Effective Date").

5. Upon such acceptance and recording by the Administrative Agent, then, as of the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations under the Credit Agreement of a Lender and, if such Lender were an Issuer, of such Issuer and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights (except those surviving the payment in full of the Obligations) and be released from its obligations under the Loan Documents other than those relating to events or circumstances occurring prior to the Effective Date.

6. Upon such acceptance and recording by the Administrative Agent, from and after the Effective Date, the Administrative Agent shall make all payments under the Loan Documents in respect of the interest assigned hereby (a) to the Assignee, in the case of amounts accrued with respect to any period on or after the Effective Date, and (b) to the Assignor, in the case of amounts accrued with respect to any period prior to the Effective Date.

7. This Assignment and Acceptance shall be governed by, and be construed and interpreted in accordance with, the law of the State of New York.

8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

                            [SIGNATURE PAGES FOLLOW]

                                        IN WITNESS WHEREOF, the parties hereto
                                        have caused this Assignment and
                                        Acceptance to be executed by their
                                        respective officers thereunto duly
                                        authorized, as of the date first above
                                        written.

                                        [NAME OF ASSIGNOR],
                                        as Assignor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        [NAME OF ASSIGNEE],
                                        as Assignee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        Domestic Lending Office (and address for
                                        notices):
                                                  ------------------------------


                                        ----------------------------------------
                                        [Insert Address (including contact name, fax number and e-mail address)]

                                        Eurodollar Lending Office:
                                                                   -------------

                                        ----------------------------------------
                                        [Insert Address (including contact name, fax number and e-mail address)]

                 [SIGNATURE PAGE TO ASSIGNMENT AND ACCEPTANCE]

ACCEPTED AND AGREED
this __ day of ______ _____:

CITICORP USA, INC.,
as Administrative Agent


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


WCI STEEL ACQUISITION, INC.,
as Borrower


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                 [SIGNATURE PAGE TO ASSIGNMENT AND ACCEPTANCE]

                                   SCHEDULE I
                                       TO
                            ASSIGNMENT AND ACCEPTANCE

SECTION 1.
RATABLE PORTION OF REVOLVING CREDIT FACILITY ASSIGNED TO ASSIGNEE:                _____________%
REVOLVING CREDIT COMMITMENT ASSIGNED TO ASSIGNEE:                                 $____________
AGGREGATE OUTSTANDING PRINCIPAL AMOUNT OF REVOLVING LOANS ASSIGNED TO ASSIGNEE:   $____________

SECTION 2.
EFFECTIVE DATE:                                                                   _______ __, ____

                                    EXHIBIT B

                          FORM OF REVOLVING CREDIT NOTE

Lender: [NAME OF LENDER]                                      New York, New York
Principal Amount: [$___________]                                   [May 1], 2006

          FOR VALUE RECEIVED, the undersigned, WCI STEEL ACQUISITION, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of the Lender set forth above (the "Lender") for the account of its applicable lending office, at Citicorp USA, Inc., as Administrative Agent, for the benefit of the Lender, at 388 Greenwich Street, New York, New York 10013, the Principal Amount set forth above, or, if less, the aggregate unpaid principal amount of all Revolving Loans (as defined in the Credit Agreement referred to below) of the Lender to the Borrower, payable at such times, and in such amounts, as are specified in the Credit Agreement.

          The Borrower promises to pay interest on the unpaid principal amount of the Revolving Loans from the date made until such Principal Amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement. Both principal and interest are payable in Dollars in immediately available funds.

          This Note is one of the Revolving Credit Notes referred to in, and is entitled to the benefits of, the Credit Agreement, dated as of May __, 2006 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lenders and Issuers party thereto and Citicorp USA, Inc., as agent for the Lenders and Issuers. Capitalized terms used herein and not defined herein are used herein as defined in the Credit Agreement.

          The Credit Agreement, among other things, (a) provides for the making of Revolving Loans by the Lender to the Borrower in an aggregate amount not to exceed at any time outstanding the Principal Amount set forth above, the indebtedness of the Borrower resulting from such Revolving Loans being evidenced by this Note and (b) contains provisions for acceleration of the maturity of the unpaid principal amount of this Note upon the happening of certain stated events and also for prepayments on account of the principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

          This Note is entitled to the benefits of the Guaranty and is secured as provided in the Collateral Documents.

          Demand, diligence, presentment, protest and notice of non-payment and protest are hereby waived by the Borrower.

          This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                            [SIGNATURE PAGE FOLLOWS]


                                     B-2-1

          IN WITNESS WHEREOF, the Borrower has caused this Note to be executed and delivered by its duly authorized officer as of the day and year and at the place set forth above.

                                        WCI STEEL ACQUISITION, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                    [SIGNATURE PAGE TO REVOLVING CREDIT NOTE]

                                    Exhibit C

                           Form of Notice of Borrowing

                                                              _________ __, 20__

CITICORP USA, INC.,
   as Administrative Agent under the
   Credit Agreement referred to below
388 Greenwich Street
New York, New York 10013
Attention: David Jaffe

     Re: WCI STEEL ACQUISITION, INC. (the "Borrower")

          Reference is made to the Credit Agreement, dated as of May 1, 2006 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lenders and Issuers party thereto and Citicorp USA, Inc., as agent for the Lenders and Issuers. Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

          The Borrower hereby gives you notice, irrevocably, pursuant to Section
2.2 (Borrowing Procedures) of the Credit Agreement that the undersigned hereby requests a Borrowing under the Credit Agreement and, in connection therewith, sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 2.2 (Borrowing Procedures) of the Credit
Agreement:

          A. The date of the Proposed Borrowing is ________, 200__ (the "Funding Date").

          B. The aggregate amount of the Borrowing is $_________, of which amount [$____________ consists of Base Rate Loans] [and $___________ consists of Eurodollar Rate Loans having an initial Interest Period of [one] [two] [three] [six] month[s]].

          C. [After giving effect to the Proposed Borrowing, the Available Credit amount is $________.]

          The undersigned hereby certifies that the following statements are true on the date hereof and shall be true on the Funding Date both before and after giving effect to the Proposed Borrowing and to the application of the proceeds therefrom:

          A. the representations and warranties set forth in Article IV (Representations and Warranties) of the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Funding Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such date; and

          B. no Default or Event of Default has occurred and is continuing on the Funding Date.

                            [Signature page follows]

                                        WCI STEEL ACQUISITION, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    Exhibit D

                           Form of Swing Loan Request

                                                              _________ __, 20__

CITICORP USA, INC.,
   as Administrative Agent under the
   Credit Agreement referred to below
388 Greenwich Street
New York, New York 10013
Attention: David Jaffe

          Re: WCI STEEL ACQUISITION, INC. (the "Borrower")

          Reference is made to the Credit Agreement, dated as of May 1, 2006 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lenders and Issuers party thereto and Citicorp USA, Inc., as agent for the Lenders and Issuers. Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

          The Borrower hereby gives you notice, irrevocably, pursuant to Section
2.3 (Swing Loans) of the Credit Agreement that the undersigned hereby requests that the Swing Loan Lender make Swing Loans available to the Borrower under the Credit Agreement and, in that connection therewith, sets forth below the information relating to such Swing Loans (the "Proposed Advance") as required by
Section 2.3 (Swing Loans) of the Credit Agreement:

          C. The date of the Proposed Advance is ________ __, ____ (the "Funding Date").

          D. The aggregate amount of the Proposed Advance is $____________.

          The undersigned hereby certifies that the following statements are true on the date hereof and shall be true on the Funding Date both before and after giving effect to the Proposed Advance and to the application of the proceeds therefrom:

          E. the representations and warranties set forth in Article IV (Representations and Warranties) of the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Funding Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such date; and

          F. no Default or Event of Default has occurred and is continuing on the Funding Date.

                            [SIGNATURE PAGE FOLLOWS]

                                        WCI STEEL ACQUISITION, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                     [SIGNATURE PAGE TO SWING LOAN REQUEST]

                                    EXHIBIT E

                        FORM OF LETTER OF CREDIT REQUEST

                                                              _________ __, ____

[NAME OF ISSUER], as an Issuer
   under the Credit Agreement referred
   to below

CITICORP USA, INC.,
   as Administrative Agent under the
   Credit Agreement referred to below
388 Greenwich Street
New York, New York 10013

Attention: David Jaffe

     Re: WCI STEEL ACQUISITION, INC.(the "Borrower")

          Reference is made to the Credit Agreement, dated as of May 1, 2006 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lenders and Issuers party thereto and Citicorp USA, Inc., as agent for the Lenders and Issuers. Capitalized terms used herein and not otherwise defined in this Letter of Credit Request are used herein as defined in the Credit Agreement.

          The Borrower hereby gives you notice, irrevocably, pursuant to Section 2.4(c) (Letters of Credit) of the Credit Agreement that the undersigned requests the issuance of a Letter of Credit by [Name of Issuer] in the form of a [standby] [documentary] letter of credit for the benefit of [Name of Beneficiary], in the amount of [$________], to be issued on ______ __, ____ (the "Issue Date") and having an expiration date of _______ __, ____.

          The form of the requested Letter of Credit is attached hereto.

          The undersigned hereby certifies that the following statements are true on the date hereof and shall be true on the Issue Date both before and after giving effect thereto:

          (a) the representations and warranties set forth in Article IV (Representations and Warranties) of the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Issue Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such date; and

          (b) no Default or Event of Default has occurred and is continuing on the Issue Date.

                            [SIGNATURE PAGE FOLLOWS]

                                        WCI STEEL ACQUISITION, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                   [FORM OF NOTICE OF CONVERSION/CONTINUATION]

                                    EXHIBIT F

                    FORM OF NOTICE OF CONVERSION/CONTINUATION

                                                              _________ __, ____

CITICORP USA, INC.,
   as Administrative Agent under the
   Credit Agreement referred to below
388 Greenwich Street
New York, New York 10013

Attention: David Jaffe

     Re: WCI STEEL ACQUISTION, INC. (the "Borrower")

          Reference is made to the Credit Agreement, dated as of May 1, 2006 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lenders and Issuers party thereto and Citicorp USA, Inc., as agent for the Lenders and Issuers. Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

          The Borrower hereby gives you notice, irrevocably, pursuant to Section
2.11 (Conversion/Continuation Option) of the Credit Agreement that the undersigned hereby requests a [conversion] [continuation] on _______ __, ____ of $____________ in principal amount of presently outstanding Revolving Loans that are [Base Rate Loans] [Eurodollar Rate Loans] having an Interest Period ending on ______ __, ____ [to] [as] [Base Rate][Eurodollar Rate] Loans. [The Interest Period for such amount requested to be converted to or continued as Eurodollar Rate Loans is [one] [two] [three] [six] month[s]].]

                            [SIGNATURE PAGE FOLLOWS]

                  [SIGNATURE PAGE TO LETTER OF CREDIT REQUEST]

          In connection herewith, the undersigned hereby certifies that no Default or Event of Default has occurred and is continuing on the date hereof.

                                        WCI STEEL ACQUISITION, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                  [FORM OF NOTICE OF CONVERSION/CONTINUATION]

Boston Brussels Chicago Dusseldorf London Los Angeles Miami Milan
Munich New York Orange County Rome San Diego Silicon Valley Washington, D.C.

                                                                     May 1, 2006

To: The Administrative Agent and each
of the Lenders and Issuers party to the
Credit Agreement referred to below

Ladies and Gentlemen:

          We have acted as special counsel to WCI Steel Acquisition, Inc., a Delaware corporation (the "Borrower") and to each of Borrower's subsidiaries listed on Annex A hereto (the "Subsidiaries" and together with the Borrower, the "Credit Parties" and each individually, a "Credit Party"), in connection with the preparation, execution and delivery of the Credit Agreement, dated as of the date hereof (the "Credit Agreement"), among the Borrower, the Lenders and Issuers parties thereto, and Citicorp USA, Inc. as Administrative Agent. This opinion is being delivered to you pursuant to Section 3.1(a)(viii) of the Credit Agreement. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

          In our examination, we have assumed the genuineness of all signatures (including indorsements), the legal capacity of natural persons, the authenticity of all documents (including Subject Documents) submitted to us as originals, the conformity to original documents of all documents (including Subject Documents) submitted to us as certified or photostatic copies and the authenticity of the originals of such copies. As to any facts material to this opinion which we did not independently establish or verify, we have relied upon certificates, statements and representations of the Credit Parties and of each entity's officers and other representatives and of public officials, including the facts set forth in the Officers' Certificates described herein. We also have assumed without further investigation that all assumptions of fact set forth herein are and remain true and valid.

          References to (i) the term "Applicable Laws" means, collectively, those laws, rules and regulations of the State of New York and the United States of America which, in our experience, are normally applicable to transactions of the type contemplated by the Subject Documents and the General Corporation Law of the State of Delaware (the "DGCL") and the Delaware Revised Uniform Limited Partnership Act (the "DLPA"); (ii) the term "Applicable Contracts" means, collectively, the agreements and instruments set forth on Annex E hereto; (iii) the term "Applicable Orders" means those material judgments, injunctions, orders or decrees of any Governmental Authority that have been certified to us as being binding on the Borrower or any of its Subsidiaries; (iv) the term "Delaware UCC" means Article 9 of the Uniform Commercial Code as in effect in the State of Delaware as printed in the CCH Secured Transactions Guide as updated through April 4, 2006; (v) the term "Governmental Authorities" means any New York or federal executive, legislative, judicial, administrative or regulatory body;
(vi) the term "Government Approval" means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any Governmental Authority pursuant to Applicable Laws; and (vii) the term "Subject Documents" means, collectively:

          (A) the Credit Agreement;

May 1, 2006
Page 2


          (B) each of the Notes;

          (C) the Pledge and Security Agreement, dated as of even date herewith, among the Credit Parties and the Administrative Agent;

          (D) the Guaranty, dated as of dated as of even date herewith, by the Credit Parties in favor of the Administrative Agent (the "Guaranty");

          (E) the Assignment of Security Interest in Trademarks dated as of May 1, 2006 in favor of the Administrative Agent that has been delivered by the Borrower (the "IP Assignment"); and

          (F) The Amended and Restated Fee Letter $150 Million Secured Revolving Credit Facility executed by WCI Steel, Inc. (f.k.a. WCI Steel Acquisitions, Inc.) on May 1, 2006 (the "Fee Letter").

          In rendering the opinions set forth herein, we have examined such agreements, instruments and documents (including without limitation (i) UCC-1 financing statements filed or to be filed naming the Credit Parties as debtors and the Administrative Agent as secured party (the "UCC Financing Statements") in the filing office(s) listed opposite the name of each Credit Parties on Annex B and (ii) the certificates from an authorized officer of each of the Credit Parties certifying in each instance the accuracy and completeness of certain facts and documents attached as Annex C (the "Officers' Certificates")), and such questions of law as we have deemed necessary or appropriate to enable us to render the opinions expressed below.

          Whenever our opinion with respect to the existence or absence of facts is indicated to be based on our knowledge or awareness, we are referring solely to the current actual knowledge of the particular McDermott Will & Emery LLP attorneys who have been directly involved in representation of the Borrower and each of its Subsidiaries in connection with the Subject Documents. Except as expressly set forth herein, we have not undertaken any independent investigation to determine the existence or absence of any such facts and no inference as to our knowledge concerning any such facts should be drawn from our representation of the Credit Parties in connection with the Subject Documents.

          We are admitted to the Bar in the State New York. Except as provided in the immediately following paragraph, we express no opinion as to the laws other than Applicable Laws.

          While we are not licensed to practice law in the State of Delaware, we have reviewed the Delaware UCC in connection with our opinions in paragraph 7 below and the DGCL and the DLPA. Except as described, we have neither examined nor do we express any opinion with respect to any other Articles of the Delaware UCC or any other laws of the State of Delaware or the laws of any other jurisdiction. By rendering the opinions set forth in paragraphs 7 and 8 below, we do not intend to indicate that we are experts on, or qualified to render opinions on, the laws of the State of Delaware. Accordingly, we caution you that the opinions expressed herein could be materially affected by other statutes, laws or regulations of the State of Delaware or judicial decisions of courts construing such laws.

          Our opinions are, with your consent, subject to the following assumptions, limitations, qualifications and exceptions:

May 1, 2006
Page 3


     (a) each of the signatures of the individuals signing the Subject Documents is genuine and (other than signatures on behalf of the Credit Parties) authorized;

     (b) each party to the Subject Documents (other than the Credit Parties to the extent expressed in our opinion in paragraph 1 below) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and (except for the Credit Parties) has the full power and authority (corporate and otherwise) to execute and deliver the Subject Documents to which it is a party and to perform its obligations thereunder and to consummate the transactions contemplated thereby;

     (c) each of the Subject Documents has been duly authorized, executed and delivered by each party to the Subject Documents (other than the Credit Parties) and constitutes the legal, valid and binding obligation of each party to the Subject Documents (other than the Credit Parties) enforceable against each such party (other than the Credit Parties) in accordance with their respective terms;

     (d) the execution, delivery and performance by each of the Credit Parties of any of its obligations under the Subject Documents to which it is a party does not and will not conflict with, contravene, violate or constitute a default under (i) any lease, indenture, instrument or other contract or agreement to which such Credit Parties or its property is subject (other than Applicable Contracts as to which we express our opinion in paragraph 4 below), (ii) any rule, law or regulation to which such Credit Party is subject (other than Applicable Laws) or (iii) any judicial or administrative order or decree of any governmental authority (other than the Applicable Orders as to which we express our opinion in paragraph 4 below);

     (e) no authorization, consent or other approval of, notice to or filing with any court, governmental authority or regulatory body (other than with respect to the Credit Parties, the Governmental Approvals as to which we express our opinion in paragraph 5 below) is required in connection with the execution, delivery or performance by any Credit Party of any Subject Document to which it is a party;

     (f) we have assumed that the name of the Administrative Agent is Citicorp USA, Inc.;

     (g) we express no opinion as to the effect on the opinions herein stated of
(i) the compliance or noncompliance of any party to the Subject Documents (other than the Credit Parties) with any state, federal or other laws or regulations applicable thereto (other than the Applicable Laws) or (ii) the legal or regulatory status or the nature of the business of any party to the Subject Documents (other than the Credit Parties);

          (i) in rendering our opinions set forth herein, we express no opinion as to the applicability or effect of any preference or similar law; and

          (j) we have assumed that (i) there has not been any mutual mistake of fact or misunderstanding, fraud, duress or undue influence and (ii) there are no oral or written modifications of or amendments to the Subject Documents and there have been no waivers, terminations or releases of any of the provisions of the Subject Documents by actions or conduct of the parties or otherwise.

          Based upon the foregoing and subject to the assumptions, limitations, qualifications and exceptions set forth herein, we are of the opinion that:

May 1, 2006
Page 4


     1. Each of the Credit Parties is validly existing, duly organized, and in good standing under the laws of its jurisdiction of organization. Each of the Credit Parties has the requisite corporate or limited partnership power and authority to own, lease, occupy and operate the properties used or useful in its business and conduct its business as presently conducted. Certificates of Good Standing certified by the Delaware Secretary of State for each Credit Party are attached hereto as Annex D.

     2. Each of the Credit Parties has the requisite corporate or limited partnership (as applicable) power and authority under Applicable Law to execute, deliver and perform its obligations in each of the Subject Documents to which it is a party. The execution and delivery by each of the Credit Parties of each of the Subject Documents to which it is a party have been duly authorized by requisite corporate or limited partnership (as applicable) action on the part of such Credit Parties. Each of the Credit Parties has duly executed and delivered each of the Subject Documents to which it is a party.

     3. Each of the Subject Documents to which a Credit Party is a party (other than the Notes) constitutes, and each of the Notes, as of the date thereof, will constitute, such Credit Party's valid and binding obligation, enforceable under the laws of the State of New York against such Credit Party in accordance with its terms.

     4. Assuming, as set forth in the Officers' Certificates, the proceeds of the Loans are used solely for the purposes set forth in the Credit Agreement, neither the execution and delivery by each Credit Party of the Subject Documents to which such Credit Party is a party, nor the Borrowings, granting of Liens and performance by such Credit Party of its obligations under the Subject Documents
(i) conflicts with such party's Articles or Certificate of Incorporation or Formation, Bylaws or Partnership Agreement (as applicable), (ii) contravenes any Applicable Law, (iii) constitutes a material violation or default under any of the Applicable Contracts or (iv) contravenes any Applicable Order.

     5. No Governmental Approval is required to authorize, or is required in connection with (i) the execution or delivery by any Credit Party of the Subject Documents to which such Credit Party is a party or (ii) the Borrowings, granting of Liens and performance by the such Credit Party of its respective obligations under the Subject Documents except, in each case, (a) those which have been obtained or made and are in full force and effect and (b) the filing of the UCC Financing Statements and IP Assignment.

     6. None of the Credit Parties is required to register under the Investment Company Act of 1940, as amended (the "1940 Act") as an "investment company" as such term is defined in the 1940 Act.

     7. The Pledge and Security Agreement grants to the Administrative Agent (for the benefit of the Lenders) a valid security interest in all right, title and interest of each Credit Party party thereto in those items and types of Collateral in which a security interest may be created under the New York UCC to secure the Obligations under the Credit Agreement and the Guaranty. The description of the Collateral set forth in the UCC Financing Statements is sufficient to perfect a security interest in the items and types of collateral in which a security interest may be perfected by the filing of a financing statement under the Delaware UCC. Assuming that the UCC Financing Statements have been filed in the Filing Offices set forth on Annex B hereto and have not subsequently been released, terminated or modified, the Administrative Agent's security interest in the Collateral of the Credit Parties that are party to the Pledge and Security Agreement will have been perfected, to the extent such security interest may be perfected under the applicable provisions of the Delaware UCC by the filing of a financing statement.

May 1, 2006
Page 5


     8. All of the outstanding shares of the Pledged Certificated Stock of each Subsidiary of the Borrower (each an "Issuing Subsidiary") are (i) owned of record and beneficially by the Borrower or another Credit Party, to our knowledge, free and clear of all adverse claims, (ii) are duly authorized, validly issued, fully paid and nonasssessable, and (iii) have not been issued in violation of any preemptive rights granted by law or the constituent documents of such Issuing Entity.

     9. The Pledge and Security Agreement grants to the Administrative Agent (for the benefit of the Lenders) a valid security interest in all right, title and interest of each Credit Party party thereto in the Pledged Certificated Stock, as defined therein, to secure the Obligations under the Credit Agreement and the Guaranty. Assuming that the Administrative Agent has taken and is retaining possession directly (and not through any agent) in the State of New York of the certificates evidencing the Pledged Certificated Stock, together with properly completed stock or bond powers endorsing the Pledged Certificated Stock and executed by the applicable Credit Party in blank, and assuming that the Administrative Agent has taken such Pledged Certificated Stock in good faith
(i) without notice of any adverse claim within the meaning of the New York UCC (as such term is defined in Section 8-302 of the New York UCC) with respect to the Pledged Certificated Stock and (ii) obtained its security interest in the Pledged Certificated Stock in "good faith" (as such term is defined in Section 1-201(19) of the New York UCC), there has been granted to the Administrative Agent (for the benefit of the Lenders), as security for the Obligations under the Credit Agreement and the Guaranty, a valid and perfected security interest in the Pledged Certificated Stock, with the consequence of perfection by control accorded by the New York UCC free of any adverse claim, so long as the Administrative Agent has continuous possession of such Pledged Certificated Stock in the State of New York.

     10. Subject to both (i) the due filing and recording of the Patent and Trademark Assignments in the United States Patent and Trademark Office (the "PTO") and (ii) further subject to the due filing of each UCC Financing Statement in the Filing Office applicable to each Credit Party as set forth on Annex B, the security interests granted to the Administrative Agent (for the benefit of the Lenders) to secure Obligations under the Credit Agreement and Guaranty pursuant to the IP Assignment in and to all patents and trademarks of the Credit Parties registered with the PTO, will be perfected, with the exception of any patents, trademarks and copyrights that have expired or not been renewed or abandoned or have otherwise become invalid or unenforceable as a matter of law.

     11. As of the date hereof and based upon the Officers' Certificates, to our knowledge there are no actions, suits, proceedings, claims or disputes pending or threatened in writing at law, in equity, in arbitration or before any Governmental Authority, by or against any of the Credit Parties or against any of their respective properties or revenues or injunctions, writs, temporary restraining orders or other orders of any nature issued by any court or Governmental Authority (a) that purport to affect or pertain to the Credit Agreement or any other Subject Document or any of the transactions contemplated thereby or (b) other than those which, based on the certifications by the Credit Parties' in the Officers' Certificates, would not, either individually or in the aggregate, if determined adversely, reasonably be expected to have a Material Adverse Effect.

     12. Assuming that the proceeds are used as set forth in the Credit Agreement, the extension of credit to be made under the Credit Agreement does not violate the provisions of Regulations T, U or X of the Board of Governors of the Federal Reserve System.

          In addition to any assumptions, qualifications and other matters set forth elsewhere herein, the opinions herein are subject to the following qualifications:

May 1, 2006
Page 6


     (A) Our opinions expressed above are subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and we express no opinion with respect thereto.

     (B) Our opinions expressed above are subject to the effect of general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law).

     (C) Our opinions expressed above are subject to the qualification that certain of the provisions contained in the Subject Documents may be limited or rendered unenforceable by applicable laws or judicial decisions governing such provisions or holding their enforcement to be unreasonable under the then existing circumstances, but such laws and judicial decisions do not, in our opinion, render the Subject Documents invalid as a whole or leave you without remedies.

     (D) We call your attention to the following matters (as well as those matters set out in paragraph (F) below) as to which we express no opinion:

          (1) the agreement of any of the Credit Parties in the Subject Documents relating to indemnification or contribution;

          (2) the agreement of any the Credit Parties in the Subject Documents to establish evidentiary standards;

          (3) the enforceability of the provisions of the Subject Documents to the extent that (a) they state that provisions of the Subject Documents may only be waived in writing, (b) they state that the provisions of the Subject Documents are severable, (c) they permit advances of funds for the payment of interest, fees or other amounts without the consent of a Credit Party, as applicable, (d) they purport to authorize or permit any purchaser of a participation interest from any Lender to set off or apply any deposit, property or indebtedness with respect to any such participation interest, (e) they purport to waive claims (whether arising in tort, contract or otherwise) by any Credit Party against any Administrative Agent or any Lender except to the extent arising from gross negligence or willful misconduct of such Administrative Agent or Lender, (f) they purport to consent to the entry of a default judgment against any Credit Party, (g) they purport to establish standards regarding what would be considered "good faith" conduct on the part of any Administrative Agent or any Lender to the extent such standards differ from those applicable under the New York UCC, (h) they purport to provide that, in the event the Borrower or any Guarantor revokes its guaranty under the Guaranty, the Borrower or such Guarantor would nevertheless remain liable with respect to any guaranteed Obligation arising thereafter, regardless of whether such guaranteed Obligation arose pursuant to a binding commitment of any Administrative Agent or Lender entered into prior to the date of revocation or (i) they purport to assign receivables consisting of claims against any government or governmental agency (including, without limitation, the United States of America or any state thereof or any agency or department thereof or of any state) may be

May 1, 2006
Page 7


               limited by the Federal Assignment of Claims Act or similar state or local statute;

          (5) the enforceability under certain circumstances of provisions to the effect that (a) the rights or remedies of the Administrative Agent or the Lenders are not exclusive, (b) rights or remedies may be exercised without notice, (c) every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy, (d) election of a particular remedy or remedies does not preclude recourse to one or more remedies, and (e) failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such rights or remedies;

          (6) the ordinances and statutes, the administrative decisions and orders and the rules and regulations of any municipality, county or special district or other political subdivision of any state; and

          (7) the applicability to the obligations of any guarantor or surety (or any Person deemed to be a guarantor or surety) under any of the Subject Documents (or the enforceability of any such obligations) of Section 548 of the Bankruptcy Code (as defined below), or provisions of applicable state law relating to fraudulent conveyances or transfers of obligations or the making of dividends or other distributions. Nevertheless, we have assumed, without independent verification, that you have made or caused to be made such valuations and projections as you have deemed necessary to demonstrate and to satisfy yourselves that, after giving effect to those obligations, the relevant guarantor will not (a) be insolvent, (b) have liabilities (including contingent, unmatured and subordinated liabilities) that are beyond its ability to pay as such liabilities mature or (c) have an unreasonably small capital with which to conduct its business.

     (E) Our opinions in paragraphs 7 and 11 herein are subject to the following:

          (1) the continuation and perfection of the security of the Administrative Agent and the Lenders in the proceeds of the Collateral is limited to the extent set forth in Section 9-315 of the New York UCC and the corresponding provisions of the Delaware UCC;

          (2) Article 9 of the New York UCC and the corresponding provisions of the Delaware UCC require the filing of continuation statements with respect to the UCC Financing Statements during the six month period immediately prior to the expiration of five years from the date of the original filings of such UCC Financing Statements, in order to maintain the effectiveness of the UCC Financing Statements;

          (3) Section 547 of the United States Bankruptcy Code (the "Bankruptcy Code") provides that a transfer is not made until the debtor has rights in the property transferred, and a security interest in after-acquired property that is security for other than a contemporaneous advance may constitute a transfer for or on

May 1, 2006
Page 8


               account of an antecedent debt avoidable under the conditions (and subject to the exceptions) provided by such Section 547;

          (4) in the case of property which becomes part of the Collateral after the date hereof, Section 552 of the Bankruptcy Code limits the extent to which property acquired by a debtor after the commencement of a case under the Bankruptcy Code may be subject to a security interest arising from a security agreement entered into by the debtor before the commencement of such case;

          (5) perfection of a security interest in the Collateral, to the extent such perfection requires the filing of financing statements under the New York UCC, will be terminated (a) as to any Collateral acquired by the any Credit Party more than four months after such party changes its name, identity or corporate structure so as to make the UCC Financing Statements seriously misleading, unless new appropriate financing statements indicating the new name, identity or corporate structure of such party are properly filed before the expiration of such four-month period and (b) as to any Collateral consisting of accounts, four months after such party changes its state of incorporation or organization (or, if earlier, when perfection under the laws of the States of New York or Delaware, as applicable, would have ceased as set forth in subparagraph (E)(2) above) unless such security interests are perfected in such new jurisdiction before such termination;

          (6) the rights of the Lenders with respect to Collateral consisting of accounts, instruments, licenses, leases, contracts or other agreements may be subject to the claims, rights and defenses of the other parties thereto against any Credit Party, unless such other parties have otherwise agreed;

          (7) in the case of any Collateral consisting of licenses or permits issued by Governmental Authorities, the a Credit Party may not have sufficient rights therein for the security interest of the Administrative Agent (or the Lenders) to attach and, even if such Credit Party has sufficient rights for the security interest of Administrative Agent (or the Lenders) to attach, the exercise of remedies may be limited by the terms of any such license or permit or require the consent of the Governmental Authority issuing any such license or permit; and

          (8) we express no opinion with respect to the requirements for perfection of a security interest of any Credit Party that is indicated on Annex A hereto to have been organized under any laws other than a state of the United States or of the United States.

     (F)  Our opinions in paragraph 8 above are subject to the following:

          (1) in the case of the Pledged Certificated Stock, the Administrative Agent or the Lenders may not be entitled to vote the Pledged Certificated Stock or to receive dividends or other distributions from the issuer thereof prior to becoming a record holder of such Pledged Certificated Stock, nor may the Pledged Certificated Stock be sold, conveyed or otherwise transferred by the Administrative Agent or any Lender without compliance (or an applicable

May 1, 2006
Page 9


               exemption from or exception to compliance with) with the Securities Act of 1933, as amended, and all applicable state securities or "blue sky" laws;

          (2) we express no opinion with respect to any Pledged Certificated Stock that is not a "certificated security" as defined in Section 8-102 of the New York UCC;

          (3) we call to your attention that, in the case of the issuance of additional certificated shares or other distributions in respect of any stock pledged to the Administrative Agent (or any Lender) by any of the Credit Parties, the security interest of the Administrative Agent (and the Lenders) therein will be perfected only if possession thereof is obtained and maintained by the Administrative Agent in the State of New York or other action appropriate to the nature of any such distribution is taken, in either case in accordance with the provisions of the New York UCC and other applicable laws; and

     (G) With respect to our opinions in paragraph 7 herein, we express no opinion as to:

          (1) any Person's ownership rights in or title to, or priority of any Lien on or with respect to, any property or assets forming any part of the Collateral or the Pledged Certificated Stock;

          (2) the creation, validity, attachment, perfection, priority or enforceability of any security interest purported to be granted in or in respect of (a) the Collateral or the Pledged Certificated Stock (except as expressly provided in paragraph 7 above); (b) any real property, fixtures, equipment used in farming operations, farm products, crops, timber or minerals and the like (including oil and gas) or accounts resulting from the sale of any of the foregoing; (c) policies of insurance, receivables due from any Governmental Authority, inventory which is subject to any document of title (such as bills of lading or warehouse receipts), consumer goods, beneficial interests in a trust or letters of credit; or (d) any other property or assets the creation, perfection or priority of a security interest in which is excluded from the coverage of Article 8 or 9 of the New York UCC and corresponding provisions of the Delaware UCC, including, without limitation, such property or assets the creation, perfection or priority of a security in which are subject to (i) a statute or treaty of the United States which provides for a national or international registration or a national or international certificate of title for the perfection or recordation of a security interest therein or which specifies a place of filing different from that specified in the New York UCC and Delaware UCC for filing to perfect or record such security interest or (ii) a certificate of title statute; and

          (3) the priority of any security interest in any Collateral consisting of chattel paper which is not stamped by the relevant Credit Party with a legend showing the security interest of the Administrative Agent and the Lenders therein and would thus be subject to the security interest of a purchaser of such chattel paper pursuant to the terms of Section 9-308 of the New York UCC and corresponding provisions of the Delaware UCC.

May 1, 2006
Page 10


          Our opinions set forth in this letter are based upon the facts in existence and laws in effect on the date hereof and we expressly disclaim any obligation to update our opinions herein, regardless of whether changes in such facts or laws come to our attention after the delivery hereof.

          This opinion is solely for the benefit of the addressees hereof and their respective successors and assigns as permitted pursuant to the Credit Agreement. This opinion may not be relied upon in any manner by any other person and may not be disclosed, quoted, filed with a governmental agency or otherwise referred to without our prior written consent.

                                        Very truly yours,


                                        McDermott Will & Emery LLP

                                                                         ANNEX A

                              LIST OF SUBSIDIARIES

NAME                                                      JURISDICTION OF ORGANIZATION
----                                                      ----------------------------
WCI Steel Metallurgical Services, Acquisition, Inc.       Delaware
WCI Steel Production Control Services Acquisition, Inc.   Delaware
WCI Steel Sales Acquisition, L.P.                         Delaware
Youngstown Sinter Acquisition Company                     Delaware

                                                                         ANNEX B

                   FILING OFFICES AND UCC FINANCING STATEMENTS

NAME OF OBLIGOR                                           NAMES AND LOCATIONS OF U.C.C. FILING OFFICES
---------------                                           --------------------------------------------
WCI Steel Acquisition, Inc.                               Delaware Secretary of State
WCI Steel Metallurgical Services Acquisition, Inc.        Delaware Secretary of State
WCI Steel Production Control Services Acquisition, Inc.   Delaware Secretary of State
WCI Steel Sales Acquisition, L.P.                         Delaware Secretary of State
Youngstown Sinter Acquisition Company                     Delaware Secretary of State

-    Credit Parties Delivering Trademark Assignments

WCI Steel Acquisition, Inc.

                                                                         ANNEX C

                             OFFICERS' CERTIFICATES

                                  See Attached.

                OFFICERS' CERTIFICATE IN SUPPORT OF LEGAL OPINION

          The undersigned hereby delivers this Certificate in her capacity as an officer of WCI Steel Acquisition, Inc., a Delaware corporation (the "Borrower"). The undersigned hereby certifies as follows:

          The Borrower is party to a credit agreement dated as of May 1, 2006 (the "Credit Agreement") among the Borrower, the Lenders and Issuers parties thereto, and Citicorp USA, Inc. as Administrative Agent. Terms not otherwise defined herein are used herein as defined in the Credit Agreement.

     1. The undersigned understand that this Certificate will be relied upon by McDermott Will & Emery LLP ("McDermott") in connection with legal opinion (the "McDermott Opinion") to be delivered by McDermott in connection with the transactions contemplated by the Loan Documents (as defined in the McDermott Opinion). The McDermott Opinion will address certain issues related to the Loan Documents. I am familiar with the transactions and other factual matters described in the McDermott Opinion and have made such investigations and inquiries as are necessary to enable me to execute and deliver this Certificate.

     2. All representations and warranties made by the Borrower in the Loan Documents and all ancillary or related documents are true and correct as to factual matters.

     3. There are no material judgments, injunctions, orders or decrees of any Governmental Authorities that are binding on the Borrower.

     4. The Loan Documents and all ancillary or related documents have been executed and delivered by the Borrower.

     5. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Federal Reserve Board), and no proceeds of any Loan will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock in contravention of Regulation T, U or X of the Federal Reserve Board.

     6. The Borrower is not (a) in the business of investing, reinvesting, or trading in securities nor does it hold itself out as being engaged primarily, nor does it propose to engage primarily, in the business of investing, reinvesting, or trading in securities; (b) engaged or proposes to engage in the business of issuing face-amount certificates of the installment type nor has any such certificate outstanding after having been previously engaged in such business or (c) engaged or proposes to engage in the business of investing, reinvesting, owning, holding or trading in securities or owns or proposes to acquire investment securities having a value exceeding 20 percent of the value of such Person's total assets (exclusive of Government securities and cash items) on an unconsolidated basis.

          For the purpose of the foregoing:

               "investment securities" include all securities except (i) Government securities, (ii) securities issued by employee's securities companies and (iii) securities used by majority-owned subsidiaries that (x) are not themselves investment companies and are not exempt under the Investment Company Act of 1940, as amended, on account of being owned by not more than one hundred persons or qualified purchasers (those who own not less than $5 million in total investment) and (y) have not made nor propose to make a public offering of securities;

               "face-amount certificates of the installment type" means any certificate, investment contract or other security which represents an obligation on the part of its issuer to pay a stated or determinable sum or sums at fixed or determinable times more than 24 months after issuance, in consideration of the payment of periodic installments;

               "security" means any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for security or fractional undivided interest in oil, gas or other mineral rights, any put, call, straddle, option or privilege on any security (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof) or any put, call, straddle, option or privilege entered into on a national securities exchange relating to foreign currency or, in general, any interest or instrument commonly known as a "security", or any certificate for, receipt for, guarantee of, or warrant or right to subscribe to purchase any of the foregoing.

     7. To the knowledge of the undersigned, the Borrower has not received notice of any event which would or could affect the good standing of the Borrower with the Secretary of State or other relevant Governmental Authority of the state of its formation or organization, including, without limitation, (a) failure to pay any tax, penalty or interest owing to such state, (b) failure to file a tax return with the applicable Governmental Authority in such state, (c) failure to file annual or other statements with the Secretary of State or other applicable Governmental Authority in such state or (d) failure to pay any fee due and owing to the Secretary or State or other applicable Governmental Authority of such state which, to the undersigned's knowledge, is due and owing.

     8. To the best of the undersigned's knowledge, there are no actions, suits, proceedings, claims or disputes pending or threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against the Borrower or against any of their respective properties or revenues or injunctions, writs, temporary restraining orders or other orders of any nature issued by any court or Governmental Authority, in any case, that (a) purport to affect or pertain to the Credit Agreement or any other Loan Documents, or any of the transactions contemplated thereby or (b) either individually or in the aggregate, if determined adversely, could reasonably be expected to have a Material Adverse Effect.

          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Officers' Certificate in Support of Opinion as of May 1, 2006.


                                        By:
                                            ------------------------------------
                                        Name: Cynthia Bezik
                                        Title:
                                               ---------------------------------

                OFFICERS' CERTIFICATE IN SUPPORT OF LEGAL OPINION

          The undersigned hereby delivers this Certificate in her capacity as an officer of WCI Steel Metallurgical Services Acquisition, Inc., a Delaware corporation (the "Company"). The undersigned hereby certifies as follows:

          The Company is a subsidiary of WCI Steel Acquisition, Inc. (the "Borrower"), which is party to a credit agreement dated as of May 1, 2006 (the "Credit Agreement") among the Borrower, the Lenders and Issuers parties thereto, and Citicorp USA, Inc. as Administrative Agent. Terms not otherwise defined herein are used herein as defined in the Credit Agreement.

     1. The undersigned understand that this Certificate will be relied upon by McDermott Will & Emery LLP ("McDermott") in connection with legal opinion (the "McDermott Opinion") to be delivered by McDermott in connection with the transactions contemplated by the Loan Documents (as defined in the McDermott Opinion). The McDermott Opinion will address certain issues related to the Loan Documents. I am familiar with the transactions and other factual matters described in the McDermott Opinion and have made such investigations and inquiries as are necessary to enable me to execute and deliver this Certificate.

     2. All representations and warranties made by the Company in the Loan Documents and all ancillary or related documents are true and correct as to factual matters.

     3. There are no material judgments, injunctions, orders or decrees of any Governmental Authorities that are binding on the Company.

     4. The Loan Documents and all ancillary or related documents have been executed and delivered by the Company.

     5. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Federal Reserve Board), and no proceeds of any Loan will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock in contravention of Regulation T, U or X of the Federal Reserve Board.

     6. The Company is not (a) in the business of investing, reinvesting, or trading in securities nor does it hold itself out as being engaged primarily, nor does it propose to engage primarily, in the business of investing, reinvesting, or trading in securities; (b) engaged or proposes to engage in the business of issuing face-amount certificates of the installment type nor has any such certificate outstanding after having been previously engaged in such business or (c) engaged or proposes to engage in the business of investing, reinvesting, owning, holding or trading in securities or owns or proposes to acquire investment securities having a value exceeding 20 percent of the value of such Person's total assets (exclusive of Government securities and cash items) on an unconsolidated basis.

          For the purpose of the foregoing:

               "investment securities" include all securities except (i) Government securities, (ii) securities issued by employee's securities companies and (iii) securities used by majority-owned subsidiaries that (x) are not themselves investment companies and are not exempt under the Investment Company Act of 1940, as amended, on account of being owned by not more than one hundred persons or qualified purchasers (those who own not less than $5 million in total investment) and (y) have not made nor propose to make a public offering of securities;

               "face-amount certificates of the installment type" means any certificate, investment contract or other security which represents an obligation on the part of its issuer to pay a stated or determinable sum or sums at fixed or determinable times more than 24 months after issuance, in consideration of the payment of periodic installments;

               "security" means any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for security or fractional undivided interest in oil, gas or other mineral rights, any put, call, straddle, option or privilege on any security (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof) or any put, call, straddle, option or privilege entered into on a national securities exchange relating to foreign currency or, in general, any interest or instrument commonly known as a "security", or any certificate for, receipt for, guarantee of, or warrant or right to subscribe to purchase any of the foregoing.

     7. To the knowledge of the undersigned, the Company has not received notice of any event which would or could affect the good standing of the Company with the Secretary of State or other relevant Governmental Authority of the state of its formation or organization, including, without limitation, (a) failure to pay any tax, penalty or interest owing to such state, (b) failure to file a tax return with the applicable Governmental Authority in such state, (c) failure to file annual or other statements with the Secretary of State or other applicable Governmental Authority in such state or (d) failure to pay any fee due and owing to the Secretary or State or other applicable Governmental Authority of such state which, to the undersigned's knowledge, is due and owing.

     8. To the best of the undersigned's knowledge, there are no actions, suits, proceedings, claims or disputes pending or threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against the Company or against any of their respective properties or revenues or injunctions, writs, temporary restraining orders or other orders of any nature issued by any court or Governmental Authority, in any case, that (a) purport to affect or pertain to the Credit Agreement or any other Loan Documents, or any of the transactions contemplated thereby or (b) either individually or in the aggregate, if determined adversely, could reasonably be expected to have a Material Adverse Effect.

          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Officers' Certificate in Support of Opinion as of May 1, 2006.


                                        By:
                                            ------------------------------------
                                        Name: Cynthia Bezik
                                        Title:
                                               ---------------------------------

                OFFICERS' CERTIFICATE IN SUPPORT OF LEGAL OPINION

          The undersigned hereby delivers this Certificate in her capacity as an officer of WCI Steel Production Control Services Acquisition, Inc., a Delaware corporation (the "Company"). The undersigned hereby certifies as follows:

          The Company is a subsidiary of WCI Steel Acquisition, Inc. (the "Borrower"), which is party to a credit agreement dated as of May 1, 2006 (the "Credit Agreement") among the Borrower, the Lenders and Issuers parties thereto, and Citicorp USA, Inc. as Administrative Agent. Terms not otherwise defined herein are used herein as defined in the Credit Agreement.

     1. The undersigned understand that this Certificate will be relied upon by McDermott Will & Emery LLP ("McDermott") in connection with legal opinion (the "McDermott Opinion") to be delivered by McDermott in connection with the transactions contemplated by the Loan Documents (as defined in the McDermott Opinion). The McDermott Opinion will address certain issues related to the Loan Documents. I am familiar with the transactions and other factual matters described in the McDermott Opinion and have made such investigations and inquiries as are necessary to enable me to execute and deliver this Certificate.

     2. All representations and warranties made by the Company in the Loan Documents and all ancillary or related documents are true and correct as to factual matters.

     3. There are no material judgments, injunctions, orders or decrees of any Governmental Authorities that are binding on the Company.

     4. The Loan Documents and all ancillary or related documents have been executed and delivered by the Company.

     5. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Federal Reserve Board), and no proceeds of any Loan will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock in contravention of Regulation T, U or X of the Federal Reserve Board.

     6. The Company is not (a) in the business of investing, reinvesting, or trading in securities nor does it hold itself out as being engaged primarily, nor does it propose to engage primarily, in the business of investing, reinvesting, or trading in securities; (b) engaged or proposes to engage in the business of issuing face-amount certificates of the installment type nor has any such certificate outstanding after having been previously engaged in such business or (c) engaged or proposes to engage in the business of investing, reinvesting, owning, holding or trading in securities or owns or proposes to acquire investment securities having a value exceeding 20 percent of the value of such Person's total assets (exclusive of Government securities and cash items) on an unconsolidated basis.

          For the purpose of the foregoing:

               "investment securities" include all securities except (i) Government securities, (ii) securities issued by employee's securities companies and (iii) securities used by majority-owned subsidiaries that (x) are not themselves investment companies and are not exempt under the Investment Company Act of 1940, as amended, on account of being owned by not more than one hundred persons or qualified purchasers (those who own not less than $5 million in total investment) and (y) have not made nor propose to make a public offering of securities;

               "face-amount certificates of the installment type" means any certificate, investment contract or other security which represents an obligation on the part of its issuer to pay a stated or determinable sum or sums at fixed or determinable times more than 24 months after issuance, in consideration of the payment of periodic installments;

               "security" means any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for security or fractional undivided interest in oil, gas or other mineral rights, any put, call, straddle, option or privilege on any security (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof) or any put, call, straddle, option or privilege entered into on a national securities exchange relating to foreign currency or, in general, any interest or instrument commonly known as a "security", or any certificate for, receipt for, guarantee of, or warrant or right to subscribe to purchase any of the foregoing.

     7. To the knowledge of the undersigned, the Company has not received notice of any event which would or could affect the good standing of the Company with the Secretary of State or other relevant Governmental Authority of the state of its formation or organization, including, without limitation, (a) failure to pay any tax, penalty or interest owing to such state, (b) failure to file a tax return with the applicable Governmental Authority in such state, (c) failure to file annual or other statements with the Secretary of State or other applicable Governmental Authority in such state or (d) failure to pay any fee due and owing to the Secretary or State or other applicable Governmental Authority of such state which, to the undersigned's knowledge, is due and owing.

     8. To the best of the undersigned's knowledge, there are no actions, suits, proceedings, claims or disputes pending or threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against the Company or against any of their respective properties or revenues or injunctions, writs, temporary restraining orders or other orders of any nature issued by any court or Governmental Authority, in any case, that (a) purport to affect or pertain to the Credit Agreement or any other Loan Documents, or any of the transactions contemplated thereby or (b) either individually or in the aggregate, if determined adversely, could reasonably be expected to have a Material Adverse Effect.

          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Officers' Certificate in Support of Opinion as of May 1, 2006.


                                        By:
                                            ------------------------------------
                                        Name: Cynthia Bezik
                                        Title:
                                               ---------------------------------

                OFFICERS' CERTIFICATE IN SUPPORT OF LEGAL OPINION

          The undersigned hereby delivers this Certificate in her capacity as an officer of WCI Steel Sales Acquisition, L.P., a Delaware limited partnership (the "Company"). The undersigned hereby certifies as follows:

          The Company is a subsidiary of WCI Steel Acquisition, Inc. (the "Borrower"), which is party to a credit agreement dated as of May 1, 2006 (the "Credit Agreement") among the Borrower, the Lenders and Issuers parties thereto, and Citicorp USA, Inc. as Administrative Agent. Terms not otherwise defined herein are used herein as defined in the Credit Agreement.

     1. The undersigned understand that this Certificate will be relied upon by McDermott Will & Emery LLP ("McDermott") in connection with legal opinion (the "McDermott Opinion") to be delivered by McDermott in connection with the transactions contemplated by the Loan Documents (as defined in the McDermott Opinion). The McDermott Opinion will address certain issues related to the Loan Documents. I am familiar with the transactions and other factual matters described in the McDermott Opinion and have made such investigations and inquiries as are necessary to enable me to execute and deliver this Certificate.

     2. All representations and warranties made by the Company in the Loan Documents and all ancillary or related documents are true and correct as to factual matters.

     3. There are no material judgments, injunctions, orders or decrees of any Governmental Authorities that are binding on the Company.

     4. The Loan Documents and all ancillary or related documents have been executed and delivered by the Company.

     5. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Federal Reserve Board), and no proceeds of any Loan will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock in contravention of Regulation T, U or X of the Federal Reserve Board.

     6. The Company is not (a) in the business of investing, reinvesting, or trading in securities nor does it hold itself out as being engaged primarily, nor does it propose to engage primarily, in the business of investing, reinvesting, or trading in securities; (b) engaged or proposes to engage in the business of issuing face-amount certificates of the installment type nor has any such certificate outstanding after having been previously engaged in such business or (c) engaged or proposes to engage in the business of investing, reinvesting, owning, holding or trading in securities or owns or proposes to acquire investment securities having a value exceeding 20 percent of the value of such Person's total assets (exclusive of Government securities and cash items) on an unconsolidated basis.

          For the purpose of the foregoing:

               "investment securities" include all securities except (i) Government securities, (ii) securities issued by employee's securities companies and (iii) securities used by majority-owned subsidiaries that (x) are not themselves investment companies and are not exempt under the Investment Company Act of 1940, as amended, on account of being owned by not more than one hundred persons or qualified purchasers (those who own not less than $5 million in total investment) and (y) have not made nor propose to make a public offering of securities;

               "face-amount certificates of the installment type" means any certificate, investment contract or other security which represents an obligation on the part of its issuer to pay a stated or determinable sum or sums at fixed or determinable times more than 24 months after issuance, in consideration of the payment of periodic installments;

               "security" means any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for security or fractional undivided interest in oil, gas or other mineral rights, any put, call, straddle, option or privilege on any security (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof) or any put, call, straddle, option or privilege entered into on a national securities exchange relating to foreign currency or, in general, any interest or instrument commonly known as a "security", or any certificate for, receipt for, guarantee of, or warrant or right to subscribe to purchase any of the foregoing.

     7. To the knowledge of the undersigned, the Company has not received notice of any event which would or could affect the good standing of the Company with the Secretary of State or other relevant Governmental Authority of the state of its formation or organization, including, without limitation, (a) failure to pay any tax, penalty or interest owing to such state, (b) failure to file a tax return with the applicable Governmental Authority in such state, (c) failure to file annual or other statements with the Secretary of State or other applicable Governmental Authority in such state or (d) failure to pay any fee due and owing to the Secretary or State or other applicable Governmental Authority of such state which, to the undersigned's knowledge, is due and owing.

     8. To the best of the undersigned's knowledge, there are no actions, suits, proceedings, claims or disputes pending or threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against the Company or against any of their respective properties or revenues or injunctions, writs, temporary restraining orders or other orders of any nature issued by any court or Governmental Authority, in any case, that (a) purport to affect or pertain to the Credit Agreement or any other Loan Documents, or any of the transactions contemplated thereby or (b) either individually or in the aggregate, if determined adversely, could reasonably be expected to have a Material Adverse Effect.

          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Officers' Certificate in Support of Opinion as of May 1, 2006.


                                        By:
                                            ------------------------------------
                                        Name: Cynthia Bezik
                                        Title:
                                               ---------------------------------

                OFFICERS' CERTIFICATE IN SUPPORT OF LEGAL OPINION

          The undersigned hereby delivers this Certificate in her capacity as an officer of Youngstown Sinter Company, a Delaware corporation (the "Company"). The undersigned hereby certifies as follows:

          The Company is a subsidiary of WCI Steel Acquisition, Inc. (the "Borrower"), which is party to a credit agreement dated as of May 1, 2006 (the "Credit Agreement") among the Borrower, the Lenders and Issuers parties thereto, and Citicorp USA, Inc. as Administrative Agent. Terms not otherwise defined herein are used herein as defined in the Credit Agreement.

     1. The undersigned understand that this Certificate will be relied upon by McDermott Will & Emery LLP ("McDermott") in connection with legal opinion (the "McDermott Opinion") to be delivered by McDermott in connection with the transactions contemplated by the Loan Documents (as defined in the McDermott Opinion). The McDermott Opinion will address certain issues related to the Loan Documents. I am familiar with the transactions and other factual matters described in the McDermott Opinion and have made such investigations and inquiries as are necessary to enable me to execute and deliver this Certificate.

     2. All representations and warranties made by the Company in the Loan Documents and all ancillary or related documents are true and correct as to factual matters.

     3. There are no material judgments, injunctions, orders or decrees of any Governmental Authorities that are binding on the Company.

     4. The Loan Documents and all ancillary or related documents have been executed and delivered by the Company.

     5. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Federal Reserve Board), and no proceeds of any Loan will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock in contravention of Regulation T, U or X of the Federal Reserve Board.

     6. The Company is not (a) in the business of investing, reinvesting, or trading in securities nor does it hold itself out as being engaged primarily, nor does it propose to engage primarily, in the business of investing, reinvesting, or trading in securities; (b) engaged or proposes to engage in the business of issuing face-amount certificates of the installment type nor has any such certificate outstanding after having been previously engaged in such business or (c) engaged or proposes to engage in the business of investing, reinvesting, owning, holding or trading in securities or owns or proposes to acquire investment securities having a value exceeding 20 percent of the value of such Person's total assets (exclusive of Government securities and cash items) on an unconsolidated basis.

          For the purpose of the foregoing:

               "investment securities" include all securities except (i) Government securities, (ii) securities issued by employee's securities companies and (iii) securities used by majority-owned subsidiaries that (x) are not themselves investment companies and are not exempt under the Investment Company Act of 1940, as amended, on account of being owned by not more than one hundred persons or qualified purchasers (those who own not less than $5 million in total investment) and (y) have not made nor propose to make a public offering of securities;

               "face-amount certificates of the installment type" means any certificate, investment contract or other security which represents an obligation on the part of its issuer to pay a stated or determinable sum or sums at fixed or determinable times more than 24 months after issuance, in consideration of the payment of periodic installments;

               "security" means any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for security or fractional undivided interest in oil, gas or other mineral rights, any put, call, straddle, option or privilege on any security (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof) or any put, call, straddle, option or privilege entered into on a national securities exchange relating to foreign currency or, in general, any interest or instrument commonly known as a "security", or any certificate for, receipt for, guarantee of, or warrant or right to subscribe to purchase any of the foregoing.

     7. To the knowledge of the undersigned, the Company has not received notice of any event which would or could affect the good standing of the Company with the Secretary of State or other relevant Governmental Authority of the state of its formation or organization, including, without limitation, (a) failure to pay any tax, penalty or interest owing to such state, (b) failure to file a tax return with the applicable Governmental Authority in such state, (c) failure to file annual or other statements with the Secretary of State or other applicable Governmental Authority in such state or (d) failure to pay any fee due and owing to the Secretary or State or other applicable Governmental Authority of such state which, to the undersigned's knowledge, is due and owing.

     8. To the best of the undersigned's knowledge, there are no actions, suits, proceedings, claims or disputes pending or threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against the Company or against any of their respective properties or revenues or injunctions, writs, temporary restraining orders or other orders of any nature issued by any court or Governmental Authority, in any case, that (a) purport to affect or pertain to the Credit Agreement or any other Loan Documents, or any of the transactions contemplated thereby or (b) either individually or in the aggregate, if determined adversely, could reasonably be expected to have a Material Adverse Effect.

          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Officers' Certificate in Support of Opinion as of May 1, 2006.


                                        By:
                                            ------------------------------------
                                        Name: Cynthia Bezik
                                        Title:
                                               ---------------------------------

                                                                         ANNEX D

                           GOOD STANDING CERTIFICATES

                                  See attached.

                                                                         ANNEX E

                              APPLICABLE CONTRACTS

9.

     1. The Collateral Trust Agreement and all related ancillary documents to which the Credit Parties are signatories; and

     2. The Indenture Trust Agreement and all related ancillary documents to which the Credit Parties as signatories.

10.

11.

12.

                                                               Execution Version

                                    Guaranty

               GUARANTY, dated as of May 1, 2006 (this "Guaranty"), by each of the entities listed on the signature pages hereof or that becomes a party hereto pursuant to Section 24 (Additional Guarantors) hereof (each a "Subsidiary Guarantor" and individually a "Guarantor"), in favor of the Administrative Agent, each Lender, each Issuer and each other holder of an Obligation (as each such term is defined in the Credit Agreement referred to below) (each, a "Guarantied Party" and, collectively, the "Guarantied Parties").

                                   WITNESSETH:

               WHEREAS, pursuant to the Credit Agreement dated as of May __, 2006 (together with all appendices, exhibits and schedules thereto and as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein but not otherwise defined herein shall have the meanings provided to them in the Credit Agreement) among WCI Steel Acquisition, Inc. (the "Borrower"), the Lenders and Issuers party thereto and Citicorp USA, Inc., as agent for the Lenders and Issuers (in such capacity, the "Administrative Agent"), the Lenders and Issuers have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

               WHEREAS, each Guarantor is a direct or indirect Subsidiary of the Borrower;

               WHEREAS, each Guarantor will receive substantial direct and indirect benefits from the making of the Loans, the issuance of the Letters of Credit and the granting of the other financial accommodations to the Borrower under the Credit Agreement; and

               WHEREAS, a condition precedent to the obligation of the Lenders and the Issuers to make their respective extensions of credit to the Borrower under the Credit Agreement is that the Guarantors shall have executed and delivered this Guaranty for the benefit of the Guarantied Parties.

               NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1 GUARANTY

               (a) To induce the Lenders to make the Loans and the Issuers to issue Letters of Credit, each Guarantor hereby absolutely, unconditionally and irrevocably guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the full and punctual payment when due and in the currency due, whether at stated maturity or earlier, by reason of acceleration, mandatory prepayment or otherwise in accordance herewith or any other Loan Document, of all the Obligations, whether or not from time to time reduced or extinguished or hereafter increased or incurred, whether or not recovery may be or hereafter may become barred by any statute of limitations, whether or not enforceable as against the Borrower, whether now or hereafter existing, and whether due or to become due, including principal, interest (including interest at the contract rate applicable upon default accrued or accruing after the commencement of any proceeding under the Bankruptcy Code, or any applicable provisions of comparable state or foreign law, whether or not such interest is an allowed claim in such proceeding), reasonable fees and costs of collection. This Guaranty constitutes a guaranty of payment and not of collection.

          (b) Each Guarantor further agrees that, if (i) any payment made by Borrower or any other Person and applied to the Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or (ii) the proceeds of Collateral are required to be returned by any Guarantied Party to the Borrower, its estate, trustee, receiver or any other party, including any Guarantor, under any bankruptcy law, equitable cause or any other Requirement of Law, then, to the extent of such payment or repayment, any such Guarantor's liability hereunder (and any Lien or other Collateral securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made. If, prior to any of the foregoing, this Guaranty shall have been cancelled or surrendered (and if any Lien or other Collateral securing such Guarantor's liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), this Guaranty (and such Lien or other Collateral) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of any such Guarantor in respect of the amount of such payment (or any Lien or other Collateral securing such obligation).

          SECTION 2 LIMITATION OF GUARANTY

          Any term or provision of this Guaranty or any other Loan Document to the contrary notwithstanding, the maximum aggregate amount of the Obligations for which any Subsidiary Guarantor shall be liable shall not exceed the maximum amount for which such Subsidiary Guarantor can be liable without rendering such Subsidiary Guarantor's obligations under this Guaranty or any other Loan Document, as it relates to such Subsidiary Guarantor, subject to avoidance under applicable law relating to fraudulent conveyance or fraudulent transfer (including Section 548 of the Bankruptcy Code or any applicable provisions of comparable state law) (collectively, "Fraudulent Transfer Laws"), in each case after giving effect (a) to all other liabilities of such Subsidiary Guarantor, contingent or otherwise, that are relevant under such Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Subsidiary Guarantor in respect of intercompany Indebtedness to the Borrower to the extent that such Indebtedness would be discharged in an amount equal to the amount paid by such Subsidiary Guarantor hereunder) and (b) to the value as assets of such Subsidiary Guarantor (as determined under the applicable provisions of such Fraudulent Transfer Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights held by such Subsidiary Guarantor pursuant to (i) applicable Requirements of Law, (ii) Section 3 (Contribution) of this Guaranty or (iii) any other Contractual Obligations providing for an equitable allocation among such Subsidiary Guarantor and other Subsidiaries or Affiliates of the Borrower of obligations arising under this Guaranty or other guaranties of the Obligations by such parties.

          SECTION 3 CONTRIBUTION

          To the extent that any Subsidiary Guarantor shall be required hereunder to pay a portion of the Obligations exceeding the greater of (a) the amount of the economic benefit actually received by such Subsidiary Guarantor from the Revolving Loans and the other financial accommodations provided to the Borrower under the Loan Documents and (b) the amount such Subsidiary Guarantor would otherwise have paid if such Subsidiary Guarantor had paid the aggregate amount of the Obligations (excluding the amount thereof repaid by the Borrower and the Borrower) in the same proportion as such Subsidiary Guarantor's net worth at the date enforcement is sought hereunder bears to the aggregate net worth of all the Subsidiary Guarantors at the date enforcement is sought hereunder, then such Guarantor shall be reimbursed by such other Subsidiary Guarantors for the amount of such excess, pro rata, based on the respective net worths of such other Subsidiary Guarantors at the date enforcement hereunder is sought.

          SECTION 4 AUTHORIZATION; OTHER AGREEMENTS

          The Guarantied Parties are hereby authorized, without notice to, or demand upon, any Guarantor, which notice and demand requirements each are expressly waived hereby, and without discharging or otherwise affecting the obligations of such Guarantor hereunder (which obligations shall remain absolute and unconditional notwithstanding any such action or omission to act), from time to time, to do each of the following:

          (a) supplement, renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, the Obligations, or any part of them, or otherwise modify, amend or change the terms of any promissory note or other agreement, document or instrument (including the other Loan Documents) now or hereafter executed by the Borrower and delivered to the Guarantied Parties or any of them, including any increase or decrease of principal or the rate of interest thereon;

          (b) waive or otherwise consent to noncompliance with any provision of any instrument evidencing the Obligations, or any part thereof, or any other instrument or agreement in respect of the Obligations (including the other Loan Documents) now or hereafter executed by the Borrower and delivered to the Guarantied Parties or any of them;

          (c) accept partial payments on the Obligations;

          (d) receive, take and hold additional security or collateral for the payment of the Obligations or any part of them and exchange, enforce, waive, substitute, liquidate, terminate, abandon, fail to perfect, subordinate, transfer, otherwise alter and release any such additional security or collateral;

          (e) settle, release, compromise, collect or otherwise liquidate the Obligations or accept, substitute, release, exchange or otherwise alter, affect or impair any security or collateral for the Obligations or any part of them or any other guaranty therefor, in any manner;

          (f) add, release or substitute any one or more other guarantors, makers or endorsers of the Obligations or any part of them and otherwise deal with the Borrower or any other guarantor, maker or endorser;

          (g) apply to the Obligations any payment or recovery (x) from the Borrower, from any other guarantor, maker or endorser of the Obligations or any part of them or (y) from any Guarantor in such order as provided herein, in each case whether such Obligations are secured or unsecured or guaranteed or not guaranteed by others;

          (h) apply to the Obligations any payment or recovery from any Guarantor of the Obligations or any sum realized from security furnished by such Guarantor upon its indebtedness or obligations to the Guarantied Parties or any of them; and

          (i) refund at any time any payment received by any Guarantied Party in respect of any Obligation, and payment to such Guarantied Party of the amount so refunded shall be fully guaranteed hereby even though prior thereto this Guaranty shall have been cancelled or surrendered (or any release or termination of any Collateral by virtue thereof), and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of any Guarantor hereunder in respect of the amount so refunded (and any Collateral so released or terminated shall be reinstated with respect to such obligations);

even if any right of reimbursement or subrogation or other right or remedy of any Guarantor is extinguished, affected or impaired by any of the foregoing (including any election of remedies by reason of any judicial, non-judicial or other proceeding in respect of the Obligations that impairs any subrogation, reimbursement or other right of such Guarantor).

          SECTION 5 GUARANTY ABSOLUTE AND UNCONDITIONAL

          Each Guarantor hereby waives any defense of a surety or guarantor or any other obligor on any obligations arising in connection with or in respect of any of the following and hereby agrees that its obligations under this Guaranty are absolute and unconditional and shall not be discharged or otherwise affected as a result of any of the following:

          (a) the invalidity or unenforceability of any of the Borrower's obligations under the Credit Agreement or any other Loan Document or any other agreement or instrument relating thereto, or any security for, or other guaranty of the Obligations or any part of them, or the lack of perfection or continuing perfection or failure of priority of any security for the Obligations or any part of them;

          (b) the absence of any attempt to collect the Obligations or any part of them from the Borrower or other action to enforce the same;

          (c) failure by any Guarantied Party to take any steps to perfect and maintain any Lien on, or to preserve any rights to, any Collateral;

          (d) any Guarantied Party's election, in any proceeding instituted under chapter 11 of the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code or any applicable provisions of comparable state or foreign law;

          (e) any borrowing or grant of a Lien by the Borrower, as debtor in possession, or extension of credit, under Section 364 of the Bankruptcy Code or any applicable provisions of comparable state or foreign law;

          (f) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of any Guarantied Party's claim (or claims) for repayment of the Obligations;

          (g) any use of cash collateral under Section 363 of the Bankruptcy
Code;

          (h) any agreement or stipulation as to the provision of adequate protection in any bankruptcy proceeding;

          (i) the avoidance of any Lien in favor of the Guarantied Parties or any of them for any reason;

          (j) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against the Borrower, any Guarantor or any of the Borrower's other Subsidiaries, including any discharge of, or bar or stay against collecting, any Obligation (or any part of them or interest thereon) in or as a result of any such proceeding;

          (k) failure by any Guarantied Party to file or enforce a claim against the Borrower or its estate in any bankruptcy or insolvency case or proceeding;

          (l) any action taken by any Guarantied Party if such action is authorized hereby;

          (m) any election following the occurrence of an Event of Default by any Guarantied Party to proceed separately against the personal property Collateral in accordance with such Guarantied Party's rights under the UCC or, if the Collateral consists of both personal and real property, to proceed against such personal and real property in accordance with such Guarantied Party's rights with respect to such real property;

          (n) any change in the corporate existence, ownership or structure of the Borrower or any other Loan Party;

          (o) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Guarantor or any other Person against any Guarantied Party;

          (p) any Requirement of Law affecting any term of any Guarantor's obligations under this Guaranty; or

          (q) any other circumstance that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor or any other obligor on any obligations, other than the payment in full of the Obligations.

          SECTION 6 WAIVERS

          Each Guarantor hereby waives diligence, promptness, presentment, demand for payment or performance and protest and notice of protest, notice of acceptance and any other notice in respect of the Obligations or any part of them, and any defense arising by reason of any disability or other defense of the Borrower. Each Guarantor shall not, until the Obligations are irrevocably paid in full and the Revolving Credit Commitments have been terminated, assert any claim or counterclaim it may have against the Borrower or set off any of its obligations to the Borrower against any obligations of the Borrower to it. In connection with the foregoing, each Guarantor covenants that its obligations hereunder shall not be discharged, except by complete performance.

          SECTION 7 RELIANCE

          Each Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrower and any endorser and other guarantor of all or any part of the Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Obligations, or any part thereof, that diligent inquiry would reveal, and each Guarantor hereby agrees that no Guarantied Party shall have any duty to advise any Guarantor of information known to it regarding such condition or any such circumstances. In the event any Guarantied Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to any Guarantor, such Guarantied Party shall be under no obligation (a) to undertake any investigation not a part of its regular business routine, (b) to disclose any information that such Guarantied Party, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (c) to make any other or future disclosures of such information or any other information to any Guarantor.

          SECTION 8 WAIVER OF SUBROGATION AND CONTRIBUTION RIGHTS

          Until the Obligations have been irrevocably paid in full and the Revolving Credit Commitments have been terminated, the Guarantors shall not enforce or otherwise exercise any right of subrogation to any of the rights of the Guarantied Parties or any part of them against the Borrower or any right of reimbursement or contribution or similar right against the Borrower by reason of this Agreement or by any payment made by any Guarantor in respect of the Obligations.

          SECTION 9 SUBORDINATION

          Each Guarantor hereby agrees that any Indebtedness of the Borrower now or hereafter owing to any Guarantor, whether heretofore, now or hereafter created (the "Guarantor Subordinated Debt"), is hereby subordinated to all of the Obligations and that, except as permitted under Section 8.5 (Restricted Payments) of the Credit Agreement, the Guarantor Subordinated Debt shall not be paid in whole or in part until the Obligations have been paid in full and this Guaranty is terminated and of no further force or effect. No Guarantor shall accept any payment of or on account of any Guarantor Subordinated Debt at any time in contravention of the foregoing. Upon the occurrence and during the continuance of an Event of Default, the Borrower shall pay to the Administrative Agent any payment of all or any part of the Guarantor Subordinated Debt and any amount so paid to the Administrative Agent shall be applied to payment of the Obligations as provided in Section 2.13(f) (Payments and Computations) of the Credit Agreement. Each payment on the Guarantor Subordinated Debt received in violation of any of the provisions hereof shall be deemed to have been received by such Guarantor as trustee for the Guarantied Parties and shall be paid over to the Administrative Agent immediately on account of the Obligations, but without otherwise affecting in any manner such Guarantor's liability hereof. Each Guarantor agrees to file all claims against the Borrower in any bankruptcy or other proceeding in which the filing of claims is required by law in respect of any Guarantor Subordinated Debt, and the Administrative Agent shall be entitled to all of such Guarantor's rights thereunder. If for any reason a Guarantor fails to file such claim at least ten Business Days prior to the last date on which such claim should be filed, such Guarantor hereby irrevocably appoints the Administrative Agent as its true and lawful attorney-in-fact and is hereby authorized to act as attorney-in-fact in such Guarantor's name to file such claim or, in the Administrative Agent's discretion, to assign such claim to and cause proof of claim to be filed in the name of the Administrative Agent or its nominee. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to the Administrative Agent the full amount payable on the claim in the proceeding, and, to the full extent necessary for that purpose, each Guarantor hereby assigns to the Administrative Agent all of such Guarantor's rights to any payments or distributions to which such Guarantor otherwise would be entitled. If the amount so paid is greater than such Guarantor's liability hereunder, the Administrative Agent shall pay the excess amount to the party entitled thereto. In addition, each Guarantor hereby irrevocably appoints the Administrative Agent as its attorney-in-fact to exercise all of such Guarantor's voting rights in connection with any bankruptcy proceeding or any plan for the reorganization of the Borrower.

          SECTION 10 DEFAULT; REMEDIES

          The obligations of each Guarantor hereunder are independent of and separate from the Obligations. If any Obligation is not paid when due, or upon any Event of Default hereunder or upon any default by the Borrower as provided in any other instrument or document evidencing all or any part of the Obligations, the Administrative Agent may, at its sole election, proceed directly and at once, without notice, against any Guarantor to collect and recover the full amount or any portion of the Obligations then due, without first proceeding against the Borrower or any other guarantor of the Obligations, or against any Collateral under the Loan Documents or joining the Borrower or any other guarantor in any proceeding against any Guarantor. At any time after maturity of the Obligations, the Administrative Agent may (unless the Obligations have been irrevocably paid in full), without notice to any Guarantor and regardless of the acceptance of any Collateral for the payment hereof, appropriate and apply toward the payment of the Obligations (a) any indebtedness due or to become due from any Guarantied Party to such Guarantor and (b) any moneys, credits or other property belonging to such Guarantor at any time held by or coming into the possession of any Guarantied Party or any of its respective Affiliates.

          SECTION 11 IRREVOCABILITY

          This Guaranty shall be irrevocable as to the Obligations (or any part thereof) until the Commitments have been terminated and all monetary Obligations then outstanding have been irrevocably repaid in cash, at which time this Guaranty shall automatically be cancelled. Upon such cancellation and at the written request of any Guarantor or its successors or assigns, and at the cost and expense of such Guarantor or its successors or assigns, the Administrative Agent shall execute in a timely manner a satisfaction of this Guaranty and such instruments, documents or agreements as are necessary or desirable to evidence the termination of this Guaranty.

          SECTION 12 SETOFF

          In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, each Guarantied Party and each Affiliate of a Guarantied Party may, without notice to any Guarantor and regardless of the acceptance of any security or collateral for the payment hereof, to set off and to appropriate and apply toward the payment of all or any part of the Obligations (a) any indebtedness due or to become due from such Guarantied Party or Affiliate to such Guarantor and (b) any moneys, credits or other property belonging to such Guarantor, at any time held by, or coming into, the possession of such Guarantied Party or Affiliate.

          SECTION 13 NO MARSHALLING

          Each Guarantor consents and agrees that no Guarantied Party or Person acting for or on behalf of any Guarantied Party shall be under any obligation to marshal any assets in favor of any Guarantor or against or in payment of any or all of the Obligations.

          SECTION 14  ENFORCEMENT; WAIVERS; AMENDMENTS

          (a) No delay on the part of any Guarantied Party in the exercise of any right or remedy arising under this Guaranty, the Credit Agreement, any other Loan Document or otherwise with respect to all or any part of the Obligations, the Collateral or any other guaranty of or security for all or any part of the Obligations shall operate as a waiver thereof, and no single or partial exercise by any such Person of any such right or remedy shall preclude any further exercise thereof. Failure by any Guarantied Party at any time or times hereafter to require strict performance by the Borrower, any Guarantor, any other guarantor of all or any part of the Obligations or any other Person of any provision, warranty, term or condition contained in any Loan Document now or at any time hereafter executed by any such Persons and delivered to any Guarantied Party shall not waive, affect or diminish any right of any Guarantied Party at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act (except by a written instrument pursuant to Section 14(b)) or knowledge of any Guarantied Party, or its respective agents, officers or employees. No waiver of any Event of Default by any Guarantied Party shall operate as a waiver of any other Event of Default or the same Event of Default on a future occasion, and no action by any Guarantied Party permitted hereunder shall in any way affect or impair any Guarantied Party's rights and remedies or the obligations of any Guarantor under this Guaranty. Any determination by a court of competent jurisdiction of the amount of any principal or interest owing by the Borrower to a Guarantied Party shall be conclusive and binding on each Guarantor irrespective of whether such Guarantor was a party to the suit or action in which such determination was made.

          (b) None of the terms or provisions of this Guaranty may be waived, amended, supplemented or modified except in accordance with Section 11.1 (Amendments, Waivers, Etc.) of the Credit Agreement.

          SECTION 15 SUCCESSORS AND ASSIGNS

          This Guaranty shall be binding upon each Guarantor and upon the successors and assigns of such Guarantors and shall inure to the benefit of the Guarantied Parties and their respective successors and assigns; all references herein to the Borrower and to the Guarantors shall be deemed to include their respective successors and assigns. The successors and assigns of the Guarantors and the Borrower shall include, without limitation, their respective receivers, trustees and debtors-in-possession. All references to the singular shall be deemed to include the plural where the context so requires.

          SECTION 16 REPRESENTATIONS AND WARRANTIES; COVENANTS

          Each Guarantor hereby (a) represents and warrants that the representations and warranties as to it made by the Borrower in Article IV (Representations and Warranties) of the Credit Agreement are true and correct on each date as required by Section 3.2(b)(i) (Conditions Precedent to Each Loan and Letter of Credit) of the Credit Agreement and (b) agrees to take, or refrain from taking, as the case may be, each action necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor.

          SECTION 17 GOVERNING LAW

          This Guaranty and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

          SECTION 18 SUBMISSION TO JURISDICTION; SERVICE OF PROCESS

          (a) Any legal action or proceeding with respect to this Guaranty, and any other Loan Document, may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, each Guarantor hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

          (b) Each Guarantor irrevocably consents to the service of any and all process in any such action or proceeding by the mailing (by registered or certified mail, postage prepaid) of copies of such process to such Guarantor care of the Borrower at the Borrower's address specified in Section 11.8 (Notices, Etc.) of the Credit Agreement or at such other address as the Borrower may specify pursuant to such Section 11.8. Each Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

          (c) Nothing contained in this Section 18 (Submission to Jurisdiction; Service of Process) shall affect the right of the Administrative Agent or any other Guarantied Party to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against a Guarantor in any other jurisdiction.

          (d) If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in Dollars into another currency, the parties hereto agree, to the fullest extent they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase Dollars with such other currency at the spot rate of exchange quoted by the Administrative Agent at 11:00 a.m. (New York time) on the Business Day preceding that on which final judgment is given, for the purchase of Dollars, for delivery two Business Days thereafter.

          SECTION 19 WAIVER OF JUDICIAL BOND

          To the fullest extent permitted by applicable law, the Guarantor waives the requirement to post any bond that otherwise may be required of any Guarantied Party in connection with any judicial proceeding to enforce such Guarantied Party's rights to payment hereunder, security interest in or other rights to the Collateral or in connection with any other legal or equitable action or proceeding arising out of, in connection with, or related to this Guaranty and the Loan Documents to which it is a party.

          SECTION 20 CERTAIN TERMS

          The following rules of interpretation shall apply to this Guaranty:
(a) the terms "herein," "hereof," "hereto" and "hereunder" and similar terms refer to this Guaranty as a whole and not to any particular Article, Section, subsection or clause in this Guaranty, (b) unless otherwise indicated, references herein to an Exhibit, Article, Section, subsection or clause refer to the appropriate Exhibit to, or Article, Section, subsection or clause in this Guaranty and (c) the term "including" means "including without limitation" except when used in the computation of time periods.

          SECTION 21 WAIVER OF JURY TRIAL

          EACH OF THE ADMINISTRATIVE AGENT, THE OTHER GUARANTIED PARTIES AND EACH GUARANTOR IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY AND ANY OTHER LOAN DOCUMENT.

          SECTION 22 NOTICES

          Any notice or other communication herein required or permitted shall be given as provided in Section 11.8 (Notices, Etc.) of the Credit Agreement and, in the case of any Guarantor, to such Guarantor in care of the Borrower.

          SECTION 23 SEVERABILITY

          Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

          SECTION 24 ADDITIONAL GUARANTORS

          Each of the Guarantors agrees that, if, pursuant to Section 7.11(b) (Additional Collateral and Guaranties) of the Credit Agreement, the Borrower shall be required to cause any Subsidiary thereof that is not a Guarantor to become a Guarantor hereunder, or if for any reason the Borrower desires any such Subsidiary to become a Guarantor hereunder, such Subsidiary shall execute and deliver to the Administrative Agent a Guaranty Supplement in substantially the form of Exhibit A (Guaranty Supplement) attached hereto and shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Guarantor party hereto on the Closing Date.

          SECTION 25 COLLATERAL

          Each Guarantor hereby acknowledges and agrees that its obligations under this Guaranty are secured pursuant to the terms and provisions of the Collateral Documents executed by it in favor of the Administrative Agent, for the benefit of the Secured Parties, and covenants that it shall not grant any Lien with respect to its Property in favor, or for the benefit, of any Person other than the Administrative Agent, for the benefit of the Secured Parties except as otherwise permitted by Section 8.2 (Liens, etc.) of the Credit Agreement.

          SECTION 26 WAIVER OF CONSEQUENTIAL DAMAGES

          EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER ANY

SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGE IN ANY LEGAL ACTION OR PROCEEDING IN RESPECT OF THIS GUARANTY OR ANY OTHER LOAN DOCUMENT.

          SECTION 27 ENTIRE AGREEMENT

          This Guaranty, taken together with all of the other Loan Documents executed and delivered by the Guarantors, represents the entire agreement and understanding of the parties hereto and supersedes all prior understandings, written and oral, relating to the subject matter hereof.

          SECTION 28 COUNTERPARTS

          This Guaranty may be executed in any number of separate counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by facsimile transmission or electronic mail shall be effective as delivery of a manually executed counterpart.

                            [SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, this Guaranty has been duly executed by the Guarantors as of the day and year first set forth above.

                                        GUARANTORS:

                                        WCI STEEL METALLURGICAL SERVICES
                                        ACQUISITION, INC.,
                                        as Guarantor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        WCI STEEL PRODUCTION CONTROL SERVICES
                                        ACQUISITION, INC.,
                                        as Guarantor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        YOUNGSTOWN SINTER ACQUISITION COMPANY,
                                        as Guarantor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        WCI STEEL SALES ACQUISITION, L.P.,
                                        as Guarantor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

           [SIGNATURE PAGE TO GUARANTY OF WCI STEEL CREDIT AGREEMENT]

ACKNOWLEDGED AND AGREED
as of the date first above written:

CITICORP USA, INC.
as Administrative Agent


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

        [SIGNATURE PAGE TO GUARANTY OF WCI STEEL, INC. CREDIT AGREEMENT]

          The undersigned hereby agrees to be bound as a Guarantor for purposes of the Guaranty, dated as of May __, 2006 (the "Guaranty"), among the Guarantors listed on the signature pages thereof and acknowledged by Citicorp USA, Inc., as Administrative Agent, and the undersigned hereby acknowledges receipt of a copy of the Guaranty. The undersigned hereby represents and warrants that each of the representations and warranties contained in Section 16 (Representations and Warranties; Covenants) of the Guaranty applicable to it is true and correct on and as the date hereof as if made on and as of such date. Capitalized terms used herein but not defined herein are used with the meanings given them in the Guaranty.

          IN WITNESS WHEREOF, the undersigned has caused this Guaranty Supplement to be duly executed and delivered as of ___________, ____.

                                        [NAME OF SUBSIDIARY GUARANTOR]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

ACKNOWLEDGED AND AGREED
as of the date first above written:

CITICORP USA, INC.
as Administrative Agent


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                                               EXECUTION VERSION

                          PLEDGE AND SECURITY AGREEMENT

                             Dated as of May 1, 2006

                                      among

                           WCI STEEL ACQUISITION, INC.
                                  as a Grantor

                                       and

                               Each Other Grantor
                         From Time to Time Party Hereto

                                       and

                               CITICORP USA, INC.
                             as Administrative Agent

                           WEIL, GOTSHAL & MANGES LLP
                                767 FIFTH AVENUE
                          NEW YORK, NEW YORK 10153-0119

          THIS PLEDGE AND SECURITY AGREEMENT IS SUBJECT TO THE TERMS AND PROVISIONS OF THE INTERCREDITOR AGREEMENT, DATED AS OF MAY 1, 2006 (AS SUCH AGREEMENT MAY BE AMENDED, AMENDED AND RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME, THE "INTERCREDITOR AGREEMENT"), AMONG WCI STEEL ACQUISITION, INC., AS BORROWER, CITICORP, USA, INC., AS ADMINISTRATIVE AGENT, AND THE BANK OF NEW YORK TRUST COMPANY, N.A.,] AS COLLATERAL TRUSTEE.

          PLEDGE AND SECURITY AGREEMENT, dated as of May 1, 2006, by WCI STEEL ACQUISITION, INC. (the "Borrower") and each of the other entities listed on the signature pages hereof or that becomes a party hereto pursuant to Section 18.10 (Additional Grantors) (each a "Grantor" and, collectively, the "Grantors"), in favor of Citicorp USA, Inc. ("CUSA"), as agent (in such capacity, the "Administrative Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

                                   WITNESSETH:

          WHEREAS, pursuant to the Credit Agreement, dated as of May 1, 2006 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lenders and Issuers party thereto and CUSA, as agent for the Lenders and Issuers, the Lenders and the Issuers have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

          WHEREAS, the Grantors other than the Borrower are party to the Guaranty pursuant to which they have guaranteed the Obligations (as defined in the Credit Agreement); and

          WHEREAS, it is a condition precedent to the obligation of the Lenders and the Issuers to make their respective extensions of credit to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Administrative Agent;

          NOW, THEREFORE, in consideration of the premises and to induce the Lenders, the Issuers and the Administrative Agent to enter into the Credit Agreement and to induce the Lenders and the Issuers to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Administrative Agent as follows:

     ARTICLE XII Defined Terms

          SECTION 12.1 Definitions

          (a) Unless otherwise defined herein, capitalized terms defined in the Credit Agreement and used herein have the meanings given to them in the Credit Agreement.

          (b) Terms used herein without definition that are defined in the UCC have the meanings given to them in the UCC, including the following terms (which are capitalized herein):

          "Account Debtor"

          "Account"

          "Certificated Security"

          "Chattel Paper"

          "Commercial Tort Claim"

          "Commodity Account"

          "Control Account"

          "Deposit Account"

          "Documents"

          "Entitlement Holder"

          "Entitlement Order"

          "Equipment"

          "Financial Asset"

          "Fixtures"

          "General Intangible"

          "Goods"

          "Instruments"

          "Inventory"

          "Investment Property"

          "Letter-of-Credit Right"

          "Proceeds"

          "Securities Account"

          "Securities Intermediary"

          "Security"

          "Security Entitlement"

          "Software"

          "Supporting obligation"

          (c) The following terms shall have the following meanings:

          "Additional Pledged Collateral" means any Pledged Collateral acquired by any Grantor after the date hereof and in which a security interest is granted pursuant to Section 2.2 (Grant of Security Interest in Collateral), including, to the extent a security interest is granted therein pursuant to Section 2.2 (Grant of Security Interest in Collateral), (i) all Stock and Stock

Equivalents of any Person that are acquired by any Grantor after the date hereof, together with all certificates, instruments or other documents representing any of the foregoing and all Security Entitlements of any Grantor in respect of any of the foregoing, (ii) all additional Indebtedness from time to time owed to any Grantor by any obligor on the Pledged Debt Instruments and the Instruments evidencing such Indebtedness and (iii) all interest, cash, Instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any of the foregoing. "Additional Pledged Collateral" may be General Intangibles, Instruments or Investment Property.

          "Agreement" means this Pledge and Security Agreement.

          "Collateral" means the Credit Agreement Collateral and the Indenture Collateral.

          "Copyright Licenses" means any written agreement naming any Grantor as licensor or licensee granting any right under any Copyright, including the grant of any right to copy, publicly perform, create derivative works, manufacture, distribute, exploit or sell materials derived from any Copyright.

          "Copyrights" means (a) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office or in any foreign counterparts thereof, and (b) the right to obtain all renewals thereof.

          "Credit Agreement Collateral" has the meaning ascribed in Section 2.1(a).

          "Deposit Account Control Agreement" means a letter agreement, substantially in the form of Annex 1 (Form of Deposit Account Control Agreement) or otherwise containing similar terms and (with such changes as may reasonably be agreed to by the Administrative Agent), executed by the Grantor, the Administrative Agent and the relevant financial institution, as may be amended, restated, modified or supplemented from time to time.

          "Domestic Person" means any "United States person" under and as defined in Section 7701(a)(30) of the Code.

          "Excluded Equity" means any Voting Stock in excess of 66% of the total outstanding Voting Stock of any direct Subsidiary of any Grantor that is a Non-Domestic Person. For the purposes of this definition, "Voting Stock" means, as to any issuer, the issued and outstanding shares of each class of capital stock or other ownership interests of such issuer entitled to vote (within the meaning of Treasury Regulations Section 1.956-2(c)(2)).

          "Excluded Property" means, collectively, (i) Excluded Equity, (ii) any permit, lease, license, contract, instrument or other agreement held by any Grantor that prohibits or requires the consent of any Person other than the Borrower and its Affiliates as a condition to the creation by such Grantor of a Lien thereon, or any permit, lease, license contract or other agreement held by any Grantor to the extent that any Requirement of Law applicable thereto prohibits the creation of a Lien thereon, but only, in each case, to the extent, and for so long as, such prohibition is not terminated or rendered unenforceable or otherwise deemed ineffective by the UCC or any other Requirement of Law (iii) any "intent to use" Trademark applications for which a statement of use has not been filed (but only until such statement is filed) and (iv) Equipment owned by any Grantor that is subject to a purchase money Lien or a Capital Lease if the contract or other agreement in which such Lien is granted (or in the documentation providing for such Capital Lease) prohibits or requires the consent of any Person other than the Borrower and its Affiliates as a condition to the creation of any other Lien on such Equipment; provided, however, "Excluded Property" shall not include any Proceeds, substitutions or replacements of Excluded Property (unless such Proceeds, substitutions or replacements would constitute Excluded Property).

          "First Priority Collateral Liens" has the meaning ascribed in Section 2.2(a)

          "Indenture Collateral" has the meaning ascribed in Section 2.1(b).

          "Intellectual Property" means, collectively, all rights, priorities and privileges of any Grantor relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, Trademark Licenses, trade secrets and Internet domain names, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

          "Intercompany Note" means any promissory note evidencing loans made by any Grantor or any of its Subsidiaries to any of its Subsidiaries or another Grantor.

          "Intercreditor Agreement" has the meaning ascribed in the legend to this Agreement.

          "LLC" means each limited liability company in which a Grantor has an interest, including those set forth on Schedule 2 (Pledged Collateral).

          "LLC Agreement" means each operating agreement with respect to an LLC, as each agreement has heretofore been, and may hereafter be, amended, restated, supplemented or otherwise modified from time to time.

          "Material Intellectual Property" means Intellectual Property owned by or licensed to a Grantor and material to the conduct of any Grantor's business.

          "Partnership" means each partnership in which a Grantor has an interest, including those set forth on Schedule 2 (Pledged Collateral).

          "Partnership Agreement" means each partnership agreement governing a Partnership, as each such agreement has heretofore been, and may hereafter be, amended, restated, supplemented or otherwise modified.

          "Patents" means (a) all letters patent of the United States, any other country or any political subdivision thereof and all reissues and extensions thereof, (b) all applications for letters patent of the United States or any other country and all divisionals, continuations and continuations-in-part thereof and (c) all rights to obtain any reissues, continuations or continuations-in-part of the foregoing.

          "Patent License" means all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, have manufactured, use, import, sell or offer for sale any invention covered in whole or in part by a Patent.

          "Pledged Certificated Stock" means all Certificated Securities and any other Stock and Stock Equivalent of a Person evidenced by a certificate, Instrument or other equivalent document, in each case owned by any Grantor, including all Stock listed on Schedule 2 (Pledged Collateral).

          "Pledged Collateral" means, collectively, the Pledged Stock, Pledged Debt Instruments, any other Investment Property of any Grantor, all chattel paper, certificates or other Instruments representing any of the foregoing and all Security Entitlements of any Grantor in respect of any of the foregoing. Pledged Collateral may be General Intangibles, Instruments or Investment Property.

          "Pledged Debt Instruments" means all right, title and interest of any Grantor in Instruments evidencing any Indebtedness owed to such Grantor, including all Indebtedness described on Schedule 2 (Pledged Collateral), issued by the obligors named therein.

          "Pledged Stock" means all Pledged Certificated Stock and all Pledged Uncertificated Equity Interest. For purposes of this Agreement, the term "Pledged Stock" shall not include any Excluded Equity.

          "Pledged Uncertificated Equity Interest" means any Stock or Stock Equivalent of any Person that is not a Pledged Certificated Stock, including all right, title and interest of any Grantor as a limited or general partner in any Partnership or as a member of any LLC and all right, title and interest of any Grantor in, to and under any Partnership Agreement or LLC Agreement to which it is a party.

          "Receivable" shall mean any right to a monetary payment for goods which have been sold, leased, licensed, assigned or otherwise disposed of, or for services which have been rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

          "Securities Account Control Agreement" means a letter agreement, substantially in the form of Annex 2 (Form of Securities Account Control Agreement) (or otherwise containing similar terms and with such changes as may reasonably be agreed to by the Administrative Agent), executed by the relevant Grantor, the Administrative Agent and the relevant Approved Securities Intermediary.

          "Second Priority Collateral Liens" has the meaning ascribed in Section 2.2(a)

          "Securities Act" means the Securities Act of 1933, as amended.

          "Trademark License" means any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark.

          "Trademarks" means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and, in each case, all goodwill associated therewith, whether now existing or hereafter adopted or acquired, all registrations and recordings thereof and all applications in connection therewith, in each case whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, and (b) the right to obtain all renewals thereof.

          "UCC" means the Uniform Commercial Code as from time to time in effect in the State of New York; provided, however, that, in the event that, by reason of mandatory provisions of law, any of the attachment, perfection or priority of the Administrative Agent's and the Secured Parties' security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

          "Vehicles" means all vehicles covered by a certificate of title law of any state.

          SECTION 12.2 Certain Other Terms

          (a) In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding" and the word "through" means "to and including."

          (b) The terms "herein," "hereof," "hereto" and "hereunder" and similar terms refer to this Agreement as a whole and not to any particular Article, Section, subsection or clause in this Agreement.

          (c) References herein to an Annex, Schedule, Article, Section, subsection or clause refer to the appropriate Annex or Schedule to, or Article, Section, subsection or clause in this Agreement.

          (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

          (e) Where the context requires, provisions relating to any Collateral, when used in relation to a Grantor, shall refer to such Grantor's Collateral or any relevant part thereof.

          (f) Any reference in this Agreement to a Loan Document shall include all appendices, exhibits and schedules thereto, and, unless specifically stated otherwise all amendments, restatements, supplements or other modifications thereto, and as the same may be in effect at any time such reference becomes operative.

          (g) The term "including" means "including without limitation" except when used in the computation of time periods.

          (h) The terms "Lender," "Issuer," "Administrative Agent" and "Secured Party" include their respective successors.

          (i) References in this Agreement to any statute shall be to such statute as amended or modified and in effect from time to time.

     ARTICLE XIII Grant of Security Interest

          SECTION 13.1

          (a) For the purposes of this Agreement, all of the following property now owned or at any time hereafter acquired by a Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest is collectively referred to as the "Credit Agreement Collateral":

          (i) all Accounts;

          (ii) all Chattel Paper;

          (iii) all Deposit Accounts;

          (iv) all Documents, except to the extent specified in Section 2.1(b) as "Indenture Collateral";

          (v) all General Intangibles, except to the extent specified in Section 2.1(b) as "Indenture Collateral";

          (vi) all Instruments;

          (vii) all Inventory;

          (viii) all Investment Property;

          (ix) all Letter-of-Credit Rights;

          (x) all Vehicles;

          (xi) the Commercial Tort Claims described on Schedule 7 (Commercial Tort Claims) and on any supplement thereto received by the Administrative Agent pursuant to Section 15.11 (Notice of Commercial Tort Claims);

          (xii) all books and records pertaining to the other property described in this Section 2.1(a), except to the extent specified in Section 2.1(b) as "Indenture Collateral";

          (xiii) all property of any Grantor held by the Administrative Agent or any other Secured Party, including all property of every description, in the possession or custody of or in transit to the Administrative Agent or such Secured Party for any purpose, including safekeeping, collection or pledge, for the account of such Grantor or as to which such Grantor may have any right or power;

          (xiv) all other Goods and personal property of such Grantor, whether tangible or intangible and wherever located, except to the extent specified in Section 2.1(b) as "Indenture Collateral"; and

          (xv) to the extent not otherwise included, all Proceeds of any Collateral described in (i) through (xiv) above;

provided, however, that "Credit Agreement Collateral" shall not include any Excluded Property; and provided, further, that if and when any property that would have otherwise constituted Credit Agreement Collateral shall cease to be Excluded Property, such property shall be deemed at all times from and after the date hereof to constitute Credit Agreement Collateral.

          (b) For the purposes of this Agreement, all of the following property now owned or at any time hereafter acquired by a Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest is collectively referred to as the "Indenture Collateral":

          (i) all Equipment;

          (ii) all General Intangibles solely to the extent (A) primarily related, and integral, to the development, construction, maintenance, ownership and/or use of, or embedded in, any Real Property, Fixtures or Equipment, including all licenses, permits, certificates, Software and computer programs necessary for the use of such property, and (B) directly derived or arising from, or giving rise to, any Real Property, Fixtures or Equipment, including all Leases, Payment Intangibles, Supporting Obligations, all know-how, warranties, guarantees, endorsements, indemnifications and insurance policies and proceeds thereof to the extent covering such property and all other rights and claims pertaining to such property (but, in the case of this clause (B), only including Intellectual Property that could otherwise be included in the scope of clause (A));

          (iii) all Documents primarily pertaining to the development, construction, maintenance, ownership and/or use of, any Real Property, Fixtures or Equipment; and

          (iv) all books and records primarily related, and integral, to the development, construction, maintenance, ownership and/or use of, any Real Property, Fixtures or Equipment.

provided, however, that "Indenture Collateral" shall not include any Excluded Property; and provided, further, that if and when any property that would have otherwise constituted Indenture Collateral shall cease to be Excluded Property, such property shall be deemed at all times from and after the date hereof to constitute Indenture Collateral.

          SECTION 13.2 Grant of Security Interest in Collateral

          (a) Each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of such Grantor, hereby mortgages, pledges and hypothecates to the Administrative Agent for the benefit of the Secured Parties, and grants to the Administrative Agent for the benefit of the Secured Parties a (i) Lien on and security interest in, all of its right, title and interest in, to and under the Credit Agreement Collateral of such Grantor (the "First Priority Collateral Liens") and (ii) a Lien on and security interest in, all of its right, title and interest in, to and under the Indenture Collateral of such Grantor; provided, however, that, if and when any property that at any time constituted Excluded Property becomes Indenture Collateral, the Administrative Agent shall have, and at all times from and after the date hereof be deemed to have had, a second priority security interest in such property (the "Second Priority Collateral Liens"). The Second Priority Collateral Liens on any or all of the Indenture Collateral shall be and are hereby rendered subordinate and inferior in priority to the Liens of the New Senior Notes and the Collateral Trust on such Indenture Collateral permitted by Section 8.2 (Liens, etc.) of the Credit Agreement.

          (b) The Second Priority Collateral Liens on any or all of the Indenture Collateral shall be and are hereby rendered subordinate and inferior in priority to the Liens of the New Senior Notes and the Collateral Trust on such Indenture Collateral permitted by Section 8.2 (Liens, etc.) of the Credit Agreement. Subject to the Intercreditor Agreement between the Collateral Trust and the Indenture Trustee, as may be amended from time to time, the Collateral Trust is hereby made a third-party beneficiary to this Section 2.2(b).

          SECTION 13.3 Cash Collateral Accounts

          The Administrative Agent has established a Deposit Account at Citibank, N.A., designated as "Citicorp USA, Inc. - WCI Steel Acquisition, Inc. Concentration Account". Such Deposit Account shall be a Cash Collateral Account.

     ARTICLE XIV Representations and Warranties

          To induce the Lenders, the Issuers and the Administrative Agent to enter into the Credit Agreement, each Grantor hereby represents and warrants each of the following to the Administrative Agent, the Lenders, the Issuers and the other Secured Parties:

          SECTION 14.1 Title; No Other Liens

          Except for the Lien granted to the Administrative Agent pursuant to this Agreement and the other Liens permitted to exist on the Collateral under the Credit Agreement, such Grantor (a) is the record and beneficial owner of the Pledged Collateral pledged by it hereunder constituting Instruments or Certificated Securities, (b) is the Entitlement Holder of all such Pledged Collateral constituting Investment Property held in a Securities Account and (c) has rights in or the power to transfer each other item of Collateral in which a Lien is granted by it hereunder, free and clear of any other Lien.

          SECTION 14.2 Perfection and Priority

          The security interest granted pursuant to this Agreement shall constitute a valid and continuing perfected security interest in favor of the Administrative Agent in the Collateral for which perfection is governed by the UCC or filing with the United States Copyright Office upon (i) in the case of all Collateral in which a security interest may be perfected by filing a financing statement under the UCC, the completion of the filings and other actions specified on Schedule 3 (Filings) (which, in the case of all filings and other documents referred to on such schedule, have been delivered to the Administrative Agent in completed and duly executed form), (ii) the delivery to the Administrative Agent of all Collateral consisting of Instruments and Certificated Securities, in each case properly endorsed for transfer to the Administrative Agent or in blank, and the keeping of such Collateral in New York State by the Administrative Agent (iii) the execution of Securities Account Control Agreements with respect to Investment Property not in certificated form,
(iv) the execution of Deposit Account Control Agreements with respect to all Deposit Accounts of a Grantor and (v) all appropriate filings having been made with the United States Copyright Office. Except with respect to the subordination of the Parties' interest in the Indenture Collateral, such security interest shall be prior to all other Liens on the Collateral except for Customary Permitted Liens having priority over the Administrative Agent's Lien by operation of law or otherwise as permitted under the Credit Agreement or Intercreditor Agreement.

          SECTION 14.3 Jurisdiction of Organization; Chief Executive Office

          Such Grantor's jurisdiction of organization, legal name, organizational identification number, if any, and the location of such Grantor's chief executive office or sole place of business, in each case as of the date hereof, is specified on Schedule 1 (Jurisdiction of Organization; Principal Executive Office).

          SECTION 14.4 Inventory and Equipment

          On the date hereof, such Grantor's Inventory and Equipment (other than mobile goods and Inventory or Equipment in transit) are kept at the locations listed on Schedule 4 (Location of Inventory and Equipment) and such Schedule 4 (Location of Inventory and Equipment).

          SECTION 14.5 Pledged Collateral

          (a) The Pledged Stock pledged hereunder by such Grantor is listed on
Schedule 2 (Pledged Collateral) and constitutes that percentage of the issued and outstanding equity of all classes of each issuer thereof as set forth on
Schedule 2 (Pledged Collateral).

          (b) All of the Pledged Stock (other than Pledged Uncertificated Equity Interests) has been duly authorized, validly issued and is fully paid and nonassessable.

          (c) Each of the Pledged Stock constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, and general equitable principles (whether considered in a proceeding in equity or at law).

          (d) All Pledged Collateral and, when applicable, any Additional Pledged Collateral, consisting of Certificated Securities or Instruments has been delivered to the Administrative Agent in accordance with Section 15.4(a) (Pledged Collateral) and Section 7.11 of the Credit Agreement. (e) All Pledged Collateral held by a Securities Intermediary in a Securities Account is subject to a Securities Account Control Account.

          (f) Other than Pledged Stock constituting General Intangibles, there is no Pledged Collateral other than that represented by Certificated Securities or Instruments in the possession of the Administrative Agent or that consist of Financial Assets held in a Securities Account that is subject to a Securities Account Control Agreement.

          SECTION 14.6 Accounts

          No amount payable to such Grantor under or in connection with any Account is evidenced by any Instrument or Chattel Paper that has not been delivered to the Administrative

Agent, properly endorsed for transfer, to the extent delivery is required by
Section 15.4 (Pledged Collateral).

          SECTION 14.7 Intellectual Property

          (a) Schedule 5 (Intellectual Property) lists all Material Intellectual Property of such Grantor on the date hereof, separately identifying that owned by such Grantor and that licensed to such Grantor. The Material Intellectual Property set forth on Schedule 5 (Intellectual Property) for such Grantor constitutes all of the intellectual property rights necessary to conduct its business.

          (b) All Material Intellectual Property owned by such Grantor is valid, subsisting, unexpired and enforceable, has not been adjudged invalid and has not been abandoned and the use thereof in the business of such Grantor does not infringe, misappropriate, dilute or violate the intellectual property rights of any other Person.

          (c) Except as set forth in Schedule 5 (Intellectual Property), none of the Material Intellectual Property owned by such Grantor is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

          (d) To each Grantor's knowledge, no holding, decision or judgment has been rendered by any Governmental Authority that would limit, cancel or question the validity of, or such Grantor's rights in, any Material Intellectual Property.

          (e) Except as set forth on Schedule 5, no action or proceeding seeking to limit, cancel or question the validity of any Material Intellectual Property owned by such Grantor or such Grantor's ownership interest therein is pending or, to the knowledge of such Grantor, threatened in writing. There are no claims, judgments or settlements to be paid by such Grantor relating to the Material Intellectual Property.

          SECTION 14.8 Deposit Accounts; Securities Accounts

          The only Deposit Accounts or Securities Accounts maintained by any Grantor on the date hereof are those listed on Schedule 6 (Bank Accounts; Control Accounts), which sets forth such information separately for each Grantor.

          SECTION 14.9 Commercial Tort Claims

          The only Commercial Tort Claims of any Grantor existing on the date hereof (regardless of whether the amount, defendant or other material facts can be determined and regardless of whether such Commercial Tort Claim has been asserted, threatened or has otherwise been made known to the obligee thereof in writing or whether litigation has been commenced for such claims) are those listed on Schedule 7 (Commercial Tort Claims), which sets forth such information separately for each Grantor.

     ARTICLE XV Covenants

          Each Grantor agrees with the Administrative Agent to the following, as long as any Obligation or Commitment remains outstanding and, in each case, unless the Requisite Lenders otherwise consent in writing:

          SECTION 15.1 Generally

          Such Grantor shall (a) except for the security interests created by this Agreement, not create or suffer to exist any Lien upon or with respect to any Collateral, except Liens permitted under Section 8.2 (Liens, etc.) of the Credit Agreement, (b) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement, any other Loan Document, any Related Document, any Requirement of Law or any policy of insurance covering the Collateral, (c) not sell, transfer or assign (by operation of law or otherwise) any Collateral except as permitted under the Credit Agreement, (d) except as provided in the Credit Agreement, not enter into any agreement or undertaking restricting the right or ability of such Grantor or the Administrative Agent to sell, assign or transfer any Collateral if such restriction would have a Material Adverse Effect and (e) promptly notify the Administrative Agent of its entry into any agreement or assumption of undertaking that restricts the ability to sell, assign or transfer any Collateral regardless of whether or not it has a Material Adverse Effect.

          SECTION 15.2 Maintenance of Perfected Security Interest; Further Documentation

          (a) Except as permitted by the Credit Agreement, such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 2.2 (Grants of Security Interest in Collateral) and Section 14.2 (Perfection and Priority) and shall defend such security interest and the applicable priorities of such security interests against the claims and demands of all Persons unless the Administrative Agent determines in its reasonable discretion that the benefits of doing so are not justified by the costs.

          (b) Such Grantor shall furnish to the Administrative Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail and in form and substance reasonably satisfactory to the Administrative Agent.

          (c) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Grantor, such Grantor shall promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further action as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including the filing of any financing or continuation statement under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interest created hereby and the execution and delivery of Deposit Account Control Agreements and Securities Account Control Agreements.

          SECTION 15.3 Changes in Locations, Name, Etc.

          (a) Except upon 15 days' prior written notice to the Administrative Agent and delivery to the Administrative Agent of (i) all additional financing statements and other documents reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein and (ii) if applicable, a written supplement to Schedule 4 (Location of Inventory and Equipment) showing (A) any additional locations at which Inventory or Equipment shall be kept or (B) any changes in any location where

Inventory or Equipment shall be kept if such change would cause any Security Interest in any Collateral to lapse or cease, such Grantor shall not do any of the following:

          (i) permit any Inventory or Equipment to be kept at a location other than those listed on Schedule 4 (Location of Inventory and Equipment), except for Inventory or Equipment in transit;

          (ii) change its jurisdiction of organization or its location, in each case from that referred to in Section 14.3 (Jurisdiction of Organization; Chief Executive Office); or

          (iii) change its legal name (other than the deletion of the word "Acquisition" from its legal name on or promptly after the date hereof) or any trade name used to identify it in the conduct of its business or ownership of its properties or organizational identification number, if any, or corporation, limited liability company or other organizational structure to such an extent that any financing statement filed in connection with this Agreement would become misleading.

          (b) Such Grantor shall keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. During the continuance of an Event of Default, if requested by the Administrative Agent, the security interest of the Administrative Agent shall be noted on the certificate of title of each Vehicle.

          SECTION 15.4 Pledged Collateral

          (a) Such Grantor shall (i) deliver to the Administrative Agent, all certificates and Instruments representing or evidencing any Pledged Collateral (including Additional Pledged Collateral), whether now existing or hereafter acquired, in suitable form for transfer by delivery or, as applicable, accompanied by such Grantor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Administrative Agent, together, in respect of any Additional Pledged Collateral, with a Pledge Amendment, duly executed by the Grantor, in substantially the form of Annex 3 (Form of Pledge Amendment), an acknowledgment and agreement to a Joinder Agreement duly executed by the Grantor, in substantially the form in the form of Annex 4 (Form of Joinder Agreement), or such other documentation reasonably acceptable to the Administrative Agent and (ii) maintain all other Pledged Collateral constituting Investment Property in a Control Account. Such Grantor authorizes the Administrative Agent to attach each Pledge Amendment to this Agreement. During the continuance of an Event of Default, (i) the Administrative Agent shall have the right, at any time in its discretion with notice to the Grantor, to transfer to or to register in its name or in the name of its nominees any Pledged Collateral, (ii) the Administrative Agent shall have the right at any time to exchange any certificate or instrument representing or evidencing any Pledged Collateral for certificates or instruments of smaller or larger denominations.

          (b) Except as provided in Sections 5.1 and 5.3 (Remedial Provisions), such Grantor shall be entitled to receive all cash dividends paid in respect of the Pledged Collateral (other than liquidating or distributing dividends) with respect to the Pledged Collateral. Any sums paid upon or in respect of any Pledged Collateral upon the liquidation or dissolution of any issuer of any Pledged Collateral, any distribution of capital made on or in respect of any Pledged Collateral or any property distributed upon or with respect to any Pledged Collateral pursuant to the recapitalization or reclassification of the capital of any issuer of Pledged Collateral or pursuant to the reorganization thereof shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent, be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Secured Obligations. If any sum of money or property so paid or distributed in respect of any Pledged Collateral shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Administrative Agent, segregated from other funds of such Grantor, as additional security for the Secured Obligations.

          (c) Except as provided in Article XVI (Remedial Provisions), such Grantor shall be entitled to exercise all voting, consent and corporate, partnership, limited liability company and similar rights with respect to the Pledged Collateral; provided, however, that no vote shall be cast, consent given or right exercised or other action taken by such Grantor that would impair the Collateral, be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document or, without prior notice to the Administrative Agent, enable or permit any issuer of Pledged Collateral to issue any Stock or other equity Securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any Stock or other equity Securities of any nature of any issuer of Pledged Collateral.

          (d) Such Grantor shall not grant "control" (within the meaning of such term under Article 9-106 of the UCC) over any Investment Property to any Person other than the Administrative Agent.

          (e) In the case of each Grantor that is an issuer of Pledged Collateral, such Grantor agrees to be bound by the terms of this Agreement relating to the Pledged Collateral issued by it and shall comply with such terms insofar as such terms are applicable to it. In the case of any Grantor that is a holder of any Stock or Stock Equivalent in any Person that is an issuer of Pledged Collateral, such Grantor consents to (i) the exercise of the rights granted to the Administrative Agent hereunder (including those described in Section 16.3 (Pledged Collateral)), and (ii) the pledge by each other Grantor, pursuant to the terms hereof, of the Pledged Stock in such Person and to the transfer of such Pledged Stock to the Administrative Agent or its nominee and to the substitution of the Administrative Agent or its nominee as a holder of such Pledged Stock with all the rights, powers and duties of other holders of Pledged Stock of the same class and, if the Grantor having pledged such Pledged Stock hereunder had any right, power or duty at the time of such pledge or at the time of such substitution beyond that of such other holders, with all such additional rights, powers and duties. Such Grantor agrees to execute and deliver to the Administrative Agent such certificates, agreements and other documents as may be necessary to evidence, formalize or otherwise give effect to the consents given in this clause (e).

          (f) Such Grantor shall not, without the consent of the Administrative Agent, agree to any amendment of any Constituent Document that in any way adversely affects the perfection of the security interest of the Administrative Agent in the Pledged Collateral pledged by such Grantor hereunder, including any amendment electing to treat any membership interest or partnership interest that is part of the Pledged Collateral as a "security" under Section 8-103 of the UCC, or any election to turn any previously uncertificated Stock that is part of the Pledged Collateral into certificated Stock.

          SECTION 15.5 Accounts

          (a) Such Grantor shall not, other than in the ordinary course of business consistent with its past practice, (i) grant any extension of the time of payment of any Account, (ii) compromise or settle any Account for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Account, (iv) allow any credit or discount on any Account or (v) amend, supplement or modify any Account in any manner that could adversely affect the value thereof.

          SECTION 15.6 Delivery of Instruments and Chattel Paper

          If any amount in excess of $100,000 payable under or in connection with any Collateral owned by such Grantor shall be or become evidenced by an Instrument or Chattel Paper, such Grantor shall immediately deliver such Instrument or Chattel Paper to the Administrative Agent, duly indorsed in a manner satisfactory to the Administrative Agent, or, if consented to by the Administrative Agent, shall mark all such Instruments and Chattel Paper with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of Citicorp USA, Inc., as Administrative Agent".

          SECTION 15.7 Intellectual Property

          (a) Such Grantor (either itself or through licensees) shall (i) continue to use each Trademark that is Material Intellectual Property in order to maintain such Trademark in full force and effect with respect to each class of goods for which such Trademark is currently used, free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (iv) not adopt or use any mark that is confusingly similar or a colorable imitation of such Trademark unless the Administrative Agent shall obtain a perfected security interest in such mark pursuant to this Agreement and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark (or any goodwill associated therewith) may become destroyed, invalidated, impaired or harmed in any way.

          (b) Such Grantor (either itself or through licensees) shall not do any act, or omit to do any act, whereby any Patent that is Material Intellectual Property may become forfeited, abandoned or dedicated to the public.

          (c) Such Grantor (either itself or through licensees) (i) shall not (and shall not permit any licensee or sublicensee thereof to) do any act or omit to do any act whereby any portion of the Copyrights that is Material Intellectual Property may become invalidated or otherwise impaired and (ii) shall not (either itself or through licensees) do any act whereby any portion of the Copyrights that is Material Intellectual Property may fall into the public domain.

          (d) Such Grantor (either itself or through licensees) shall not do any act, or omit to do any act, whereby any trade secret that is Material Intellectual Property may become publicly available or otherwise unprotectable.

          (e) Such Grantor (either itself or through licensees) shall not do any act that knowingly uses any Material Intellectual Property to infringe, misappropriate, or violate the intellectual property rights of any other Person.

          (f) Such Grantor shall notify the Administrative Agent immediately if it knows, or has reason to know, that any application or registration relating to any Material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor's ownership of, right to use, interest in, or the validity of, any Material Intellectual Property or such Grantor's right to register the same or to own and maintain the same.

          (g) Whenever such Grantor, either by itself or through any agent, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency within or outside the United States or register any Internet domain name, such Grantor shall report such filing to the Administrative Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Administrative Agent, such Grantor shall execute and deliver, and have recorded, all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Administrative Agent's security interest in any Copyright, Patent, Trademark or Internet domain name and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

          (h) Such Grantor shall take all reasonable actions necessary or requested by the Administrative Agent, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency and any Internet domain name registrar, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of any Copyright, Trademark, Patent or Internet domain name that is Material Intellectual Property, including filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition and interference and cancellation proceedings.

          (i) In the event that any Material Intellectual Property is or has been infringed upon or misappropriated or diluted by a third party, such Grantor shall notify the Administrative Agent promptly after such Grantor learns thereof. Such Grantor shall take appropriate action in response to such infringement, misappropriation of dilution, including promptly bringing suit for infringement, misappropriation or dilution and to recover all damages for such infringement, misappropriation of dilution, and shall take such other actions may be appropriate in its reasonable judgment under the circumstances to protect such Material Intellectual Property.

          (j) Unless otherwise agreed to by the Administrative Agent, such Grantor shall execute and deliver to the Administrative Agent for filing in (i) the United States Copyright Office a short-form copyright security agreement in the form attached hereto as Annex 5 (Form of Short Form Intellectual Property Security Agreement), (ii) in the United States Patent and Trademark Office and with the Secretary of State of all appropriate States of the United States a short-form patent security agreement in the form attached hereto as Annex 5 (Form of Short Form Intellectual Property Security Agreement), (iii) the United States Patent and Trademark Office a short-form trademark security agreement in form attached hereto as Annex 5 (Form of Short Form

Intellectual Property Security Agreement) and (iv) with the appropriate Internet domain name registrar, a duly executed form of assignment of such Internet domain name to the Administrative Agent (together with appropriate supporting documentation as may be requested by the Administrative Agent) in form and substance reasonably acceptable to the Administrative Agent. In the case of clause (iv) above, such Grantor hereby authorizes the Administrative Agent to file such assignment in such Grantor's name and to otherwise perform in the name of such Grantor all other necessary actions to complete such assignment, and each Grantor agrees to perform all appropriate actions deemed necessary by the Administrative Agent for the Administrative Agent to ensure such Internet domain name is registered in the name of the Administrative Agent.

          SECTION 15.8 Vehicles

          During the continuance of an Event of Default, upon the request of the Administrative Agent, within 30 days after the date of such request and, with respect to any Vehicle acquired by such Grantor subsequent to the date of any such request, within 30 days after the date of acquisition thereof, such Grantor shall file all applications for certificates of title or ownership indicating the Administrative Agent's first priority security interest (subject to Permitted Encumbrances) in the Vehicle covered by such certificate and any other necessary documentation, in each office in each jurisdiction that the Administrative Agent shall deem advisable to perfect its security interests in the Vehicles.

          SECTION 15.9 Payment of Obligations

          Such Grantor shall pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor.

          SECTION 15.10 Insurance

          Such Grantor shall (i) maintain, and cause to be maintained for each of its Subsidiaries, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which such Grantor or such Subsidiary operates, and such other insurance as may be reasonably requested by the Requisite Lenders, and, in any event, all insurance required by any Collateral Documents and (ii) cause all such insurance to name the Administrative Agent on behalf of the Secured Parties as additional insured or loss payee, as appropriate, and (unless otherwise agreed by the Administrative Agent) to provide that no cancellation, material addition in amount or material change in coverage shall be effective until after 30 days' written notice thereof to the Administrative Agent.

          SECTION 15.11 Notice of Commercial Tort Claims

          Such Grantor agrees that, if it shall acquire any interest in any Commercial Tort Claim (whether from another Person or because such Commercial Tort Claim shall have come into existence), (i) such Grantor shall, immediately upon such acquisition, deliver to the Administrative Agent, in each case in form and substance satisfactory to the Administrative

Agent, a notice of the existence and nature of such Commercial Tort Claim and deliver a supplement to Schedule 7 (Commercial Tort Claims) containing a specific description of such Commercial Tort Claim, (ii) the provision of
Section 13.1 (Grant of Security Interest in Collateral) shall apply to such Commercial Tort Claim and (iii) such Grantor shall execute and deliver to the Administrative Agent, in each case in form and substance reasonably satisfactory to the Administrative Agent, any certificate, agreement and other document, and take all other action, deemed by the Administrative Agent to be reasonably necessary or appropriate for the Administrative Agent to obtain, on behalf of the Lenders, a first-priority (subject to Permitted Encumbrances), perfected security interest in all such Commercial Tort Claims. Any supplement to Schedule 7 (Commercial Tort Claims) delivered pursuant to this Section 15.11 (Notice of Commercial Tort Claims) shall, after the receipt thereof by the Administrative Agent, become part of Schedule 7 (Commercial Tort Claims) for all purposes hereunder other than in respect of representations and warranties made prior to the date of such receipt.

     ARTICLE XVI Remedial Provisions

          SECTION 16.1 Code and Other Remedies

          During the continuance of an Event of Default, the Administrative Agent may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC or any other applicable law. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon any Collateral, and may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver any Collateral (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent shall have the right upon any such public sale or sales, and, to the extent permitted by the UCC and other applicable law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption of any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Administrative Agent's request, to assemble the Collateral and make it available to the Administrative Agent at places that the Administrative Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 16.1, after deducting all reasonable costs and expenses incurred in connection therewith or incidental to the care or safekeeping of any Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and any other Secured Party hereunder, including reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as the Credit Agreement shall prescribe, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, need the Administrative Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Administrative Agent or any other Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

          SECTION 16.2 Accounts and Payments in Respect of General Intangibles

          (a) In addition to, and not in substitution for, any similar requirement in the Credit Agreement, if required by the Administrative Agent at any time during the continuance of an Event of Default, any payment of Accounts or payment in respect of General Intangibles, when collected by any Grantor, shall be forthwith (and, in any event, within four Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Administrative Agent, in an Approved Deposit Account or a Cash Collateral Account, subject to withdrawal by the Administrative Agent as provided in
Section 16.4 (Proceeds to be Turned Over To Administrative Agent). Until so turned over or turned over, such payment shall be held by such Grantor in trust for the Administrative Agent, segregated from other funds of such Grantor. Each such deposit of Proceeds of Accounts and payments in respect of General Intangibles shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

          (b) At the Administrative Agent's request, during the continuance of an Event of Default, each Grantor shall deliver to the Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions that gave rise to the Accounts or payments in respect of General Intangibles, including all original orders, invoices and shipping receipts.

          (c) The Administrative Agent may, without notice, at any time during the continuance of an Event of Default, limit or terminate the authority of a Grantor to collect its Accounts or amounts due under General Intangibles or any thereof, provided that the Administrative Agent shall arrange for such alternative collection procedures as it shall reasonably deem appropriate.

          (d) The Administrative Agent in its own name or in the name of others may at any time during the continuance of an Event of Default communicate with Account Debtors to verify with them to the Administrative Agent's satisfaction the existence, amount and terms of any Account or amounts due under any General Intangible.

          (e) Upon the request of the Administrative Agent at any time during the continuance of an Event of Default, each Grantor shall notify Account Debtors that the Accounts or General Intangibles have been collaterally assigned to the Administrative Agent and that payments in respect thereof shall be made directly to the Administrative Agent. In addition, the Administrative Agent may at any time during the continuance of an Event of Default enforce such Grantor's rights against such Account Debtors and obligors of General Intangibles.

          (f) To the extent allowed by applicable law and nything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Accounts and payments in respect of General Intangibles to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Administrative Agent nor any other Secured Party shall have any obligation or liability under any agreement giving rise to an Account or a payment in respect of a General Intangible by reason of or arising out of this Agreement or the receipt by the Administrative Agent nor any other Secured Party of any payment relating thereto, nor shall the Administrative Agent nor any other Secured Party be obligated in any manner to perform any obligation of any Grantor under or pursuant to any agreement giving rise to an Account or a payment in respect of a General Intangible, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

          SECTION 16.3 Pledged Collateral

          (a) During the continuance of an Event of Default, upon notice by the Administrative Agent to the relevant Grantor or Grantors, (i) the Administrative Agent shall have the right to receive any Proceeds of the Pledged Collateral and make application thereof to the Obligations in the order set forth in the Credit Agreement and (ii) the Administrative Agent or its nominee may exercise (A) any voting, consent, corporate and other right pertaining to the Pledged Collateral at any meeting of shareholders, partners or members, as the case may be, of the relevant issuer or issuers of Pledged Collateral or otherwise and (B) any right of conversion, exchange and subscription and any other right, privilege or option pertaining to the Pledged Collateral as if it were the absolute owner thereof (including the right to exchange at its discretion any of the Pledged Collateral upon the merger, amalgamation, consolidation, reorganization, recapitalization or other fundamental change in the corporate or equivalent structure of any issuer of Pledged Stock, the right to deposit and deliver any Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it; provided, however, that the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

          (b) In order to permit the Administrative Agent to exercise the voting and other consensual rights that it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions that it may be entitled to receive hereunder, (i) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Administrative Agent all such proxies, dividend payment orders and other instruments as the Administrative Agent may from time to time reasonably request and (ii) without limiting the effect of clause (i) above, such Grantor hereby grants to the Administrative Agent an irrevocable proxy to vote all or any part of the Pledged Collateral and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Collateral would be entitled (including giving or withholding written consents of shareholders, partners or members, as the case may be, calling special meetings of shareholders, partners or members, as the case may be, and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Collateral on the record books of the issuer thereof) by any other person (including the issuer of such Pledged Collateral or any officer or agent thereof) during the continuance of an Event of Default and which proxy shall only terminate upon the payment in full of the Secured Obligations.

          (c) Each Grantor hereby expressly authorizes and instructs each issuer of any Pledged Collateral pledged hereunder by such Grantor to (i) comply with any instruction received by it from the Administrative Agent in writing that (A) states that an Event of Default has occurred and is continuing and (B) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that such issuer shall be fully protected in so complying and (ii) unless otherwise expressly permitted hereby, pay any dividend or other payment with respect to the Pledged Collateral directly to the Administrative Agent.

          SECTION 16.4 Proceeds to be Turned Over To Administrative Agent

          Unless otherwise expressly provided in the Credit Agreement or Intercreditor Agreement, all Proceeds received by the Administrative Agent hereunder in cash or Cash Equivalents shall be held by the Administrative Agent in a Cash Collateral Account. All Proceeds while held by the Administrative Agent in a Cash Collateral Account (or by such Grantor in trust for the Administrative Agent) shall continue to be held as collateral security for the Secured Obligations and shall not constitute payment thereof until applied as provided in the Credit Agreement.

          SECTION 16.5 Deficiency

          Each Grantor understands that it shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the reasonable fees and disbursements of any attorney employed by the Administrative Agent or any other Secured Party to collect such deficiency.

     ARTICLE XVII The Administrative Agent

          SECTION 17.1 Administrative Agent's Appointment as Attorney-in-Fact

          (a) Anything in this clause (a) to the contrary notwithstanding, the Administrative Agent for the benefit of the Lenders agrees that it shall not exercise any right under the power of attorney provided for in this clause (a) unless an Event of Default shall be continuing. Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any duly appointed officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any appropriate action and to execute any document or instrument that may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any of the following:

          (i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any check, draft, note, acceptance or other instrument for the payment of moneys due under any Account or General Intangible or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any such moneys due under any Account or General Intangible or with respect to any other Collateral whenever payable;

          (ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any agreement, instrument, document or paper as the Administrative Agent may request to evidence the Administrative Agent's security interest in such Intellectual

     Property and the goodwill and General Intangibles of such Grantor relating thereto or represented thereby;

          (iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repair or pay any insurance called for by the terms of this Agreement (including all or any part of the premiums therefor and the costs thereof);

          (iv) execute, in connection with any sale provided for in Section 16.1 (Code and Other Remedies), any endorsement, assignment or other instrument of conveyance or transfer with respect to the Collateral; or

          (v) (A) direct any party liable for any payment under any Collateral to make payment of any moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct, (B) ask or demand for, collect, and receive payment of and receipt for, any moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral, (C) sign and indorse any invoice, freight or express bill, bill of lading, storage or warehouse receipt, draft against debtors, assignment, verification, notice and other document in connection with any Collateral, (D) commence and prosecute any suit, action or proceeding at law or in equity in any court of competent jurisdiction to collect any Collateral and to enforce any other right in respect of any Collateral, (E) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral, (F) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate, (G) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Trademark pertains) throughout the world for such term or terms, on such conditions, and in such manner as the Administrative Agent shall in its sole discretion determine, including the execution and filing of any document necessary to effectuate or record such assignment and (H) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things that the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent's and the other Secured Parties' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

          (b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

          (c) The reasonable expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 17.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due Revolving Loans that are Base Rate Loans under the Credit Agreement, from the date of payment by the Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Administrative Agent on demand.

          (d) Each Grantor hereby authorizes all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this

Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

          SECTION 17.2 Duty of Administrative Agent

          The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent, any other Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to any Collateral. The powers conferred on the Administrative Agent hereunder are solely to protect the Administrative Agent's interest in the Collateral and shall not impose any duty upon the Administrative Agent or any other Secured Party to exercise any such powers. The Administrative Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their respective officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for the Administrative Agent's or such Secured Parties' own gross negligence or willful misconduct.

          SECTION 17.3 Authorization of Financing Statements

          Each Grantor authorizes the Administrative Agent and its Affiliates, counsel and other representatives, at any time and from time to time, to file or record financing statements, amendments to financing statements, and other filing or recording documents or instruments with respect to the Collateral in such form and in such offices as the Administrative Agent reasonably determines appropriate to perfect the security interests of the Administrative Agent under this Agreement, and such financing statements and amendments may described the Collateral covered thereby as "all assets of the debtor", "all personal property of the debtor" or words of similar effect. Each Grantor hereby also authorizes the Administrative Agent and its Affiliates, counsel and other representatives, at any time and from time to time, to file continuation statements with respect to previously filed financing statements. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

          SECTION 17.4 Authority of Administrative Agent

          Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the other Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the other Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

     ARTICLE XVIII Miscellaneous

          SECTION 18.1 Amendments in Writing

          None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section
11.1 (Amendments, Waivers, Etc.) of the Credit Agreement; provided, however, that annexes to this Agreement may be supplemented (but no existing provisions may be modified and no Collateral may be released except as provided in the Credit Agreement or the Intercreditor Agreement) through Pledge Amendments and Joinder Agreements, in substantially the form of Annex 3 (Form of Pledge Amendment) and Annex 4 (Form of Joinder Agreement) respectively, in each case duly executed by the Administrative Agent and each Grantor directly affected thereby.

          SECTION 18.2 Notices

          All notices, requests and demands to or upon the Administrative Agent or any Grantor hereunder shall be effected in the manner provided for in Section
11.8 (Notices, Etc.) of the Credit Agreement; provided, however, that any such notice, request or demand to or upon any Grantor shall be addressed to the Borrower's notice address set forth in such Section 11.8.

          SECTION 18.3 No Waiver by Course of Conduct; Cumulative Remedies

          Neither the Administrative Agent nor any other Secured Party shall by any act (except by a written instrument pursuant to Section 18.1 (Amendments in Writing)), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Administrative Agent or such other Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          SECTION 18.4 Successors and Assigns

          This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Administrative Agent and each other Secured Party and their successors and assigns; provided, however, that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

          SECTION 18.5 Counterparts

          This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart.

          SECTION 18.6 Severability

          Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 18.7 Section Headings

          The Article and Section titles contained in this Agreement are, and shall be, without substantive meaning or content of any kind whatsoever and are not part of the agreement of the parties hereto.

          SECTION 18.8 Entire Agreement

          This Agreement together with the other Loan Documents represents the entire agreement of the parties and supersedes all prior agreements and understandings relating to the subject matter hereof.

          SECTION 18.9 Governing Law

          This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

          SECTION 18.10 Additional Grantors

          If, pursuant to Section 7.11 (Additional Collateral and Guaranties) of the Credit Agreement, the Borrower shall be required to cause any Subsidiary that is not a Grantor to become a Grantor hereunder, such Subsidiary shall execute and deliver to the Administrative Agent a Joinder Agreement substantially in the form of Annex 4 (Form of Joinder Agreement) and shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as if a Grantor party hereto on the Closing Date.

          SECTION 18.11 Release of Collateral

          (a) At the time provided in Section 10.8(b)(i) (Concerning the Collateral and the Collateral Documents) of the Credit Agreement, the Collateral shall be released from the Lien created hereby and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Administrative Agent shall deliver to such Grantor any Collateral of such Grantor held by the Administrative Agent hereunder and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

          (b) If the Administrative Agent shall be directed or permitted pursuant to Section 10.8(b)(ii) or (iii) (Concerning the Collateral and the Collateral Documents) of the Credit Agreement to release any Lien created hereby upon any Collateral (including any Collateral sold or disposed of by any Grantor in a transaction permitted by the Credit Agreement), such Collateral shall be released from the Lien created hereby to the extent provided under, and subject to the terms and conditions set forth in, Section 10.8(b)(ii) or (iii) (Concerning the Collateral and the Collateral Documents) of the Credit Agreement. In connection therewith, the Administrative Agent, at the request and sole expense of the Borrower, shall execute and deliver to the Borrower all releases or other documents, including, without limitation, UCC termination statements, reasonably necessary or desirable for the release of the Lien created hereby on such Collateral. At the request and sole expense of the Borrower, a Grantor shall be released from its obligations hereunder in the event that all the capital stock of such Grantor shall be so sold or disposed; provided, however, that the Borrower shall have delivered to the Administrative Agent, at least ten Business Days prior to the date of the proposed release, a written request for release identifying the relevant Grantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrower in form and substance satisfactory to the Administrative Agent stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

          SECTION 18.12 Reinstatement

          Each Grantor further agrees that, if any payment made by any Loan Party or other Person and applied to the Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of Collateral are required to be returned by any Secured Party to such Loan Party, its estate, trustee, receiver or any other party, including any Grantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, any Lien or other Collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made or, if prior thereto the Lien granted hereby or other Collateral securing such liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), such Lien or other Collateral shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect any Lien or other Collateral securing the obligations of any Grantor in respect of the amount of such payment except to the extent such payment was not so required to be refunded, repaid or returned.

          SECTION 18.13 Intercreditor Issues.

          Notwithstanding anything herein to the contrary, for so long as the Indenture and Collateral Trust (to the extent applicable) is in effect, if any Grantor is in compliance with any requirements relating to Indenture Collateral imposed by the Indenture which are equivalent to or conflict with requirements set forth in this Agreement, such Grantor need not comply with (and shall be deemed to have satisfied) such requirements of this Agreement.

                            [SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, each of the undersigned has caused this Pledge and Security Agreement to be duly executed and delivered as of the date first above written.

                                        WCI STEEL ACQUISITION, INC.,
                                        as Grantor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        WCI STEEL METALLURGICAL SERVICES
                                        ACQUISITION, INC.,
                                        as Grantor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        WCI STEEL PRODUCTION CONTROL SERVICES
                                        ACQUISITION, INC.,
                                        as Grantor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        YOUNGSTOWN SINTER ACQUISITION COMPANY,
                                        as Grantor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                [SIGNATURE PAGE TO PLEDGE AND SECURITY AGREEMENT]

                                        WCI STEEL SALES ACQUISITION, L.P.,
                                        as Grantor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                [SIGNATURE PAGE TO PLEDGE AND SECURITY AGREEMENT]

ACCEPTED AND AGREED
as of the date first above written:


CITICORP USA, INC.,
as Administrative Agent


By:
    ------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

                [SIGNATURE PAGE TO PLEDGE AND SECURITY AGREEMENT]

                                     ANNEX 1
                                       TO
                          PLEDGE AND SECURITY AGREEMENT

                    FORM OF DEPOSIT ACCOUNT CONTROL AGREEMENT

                                                     ________________ ___, _____

[Financial Institution]
[Address]

Ladies and Gentlemen:

          Reference is made to account no. [__________] maintained with you (the "Bank") by [__________] (the "Company"), [as borrower] [as guarantor] into which funds are deposited from time to time (the "Account"). The Company has entered into a Pledge and Security Agreement, dated as of May 1, 2006 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Pledge and Security Agreement"), among the Company, [certain of its subsidiaries and/or affiliates party thereto] and Citicorp USA, Inc., as agent for the Secured Parties referred to therein (in such capacity the "Administrative Agent").

          Pursuant to the Pledge and Security Agreement and related documents, the Company has granted to the Administrative Agent, for the benefit of the Secured Parties, a security interest in certain property of the Company, including, among other things, accounts, inventory, equipment, instruments, general intangibles and all proceeds thereof (the "Collateral"). Payments with respect to the Collateral are or hereafter may be made to the Account. You, the Company and the Administrative Agent are entering into this letter agreement to perfect the security interest of the Administrative Agent in the Account.

          The Company hereby transfers to the Administrative Agent exclusive control of the Account and all funds and other property on deposit therein. By your execution of this letter agreement, you (i) agree that you shall comply with instructions originated by the Administrative Agent directing disposition of the funds in the Account without further consent of the Company and (ii) acknowledge and agree that the Administrative Agent now has exclusive control of the Account, that all funds and other property on deposit in the Account shall be transferred to the Administrative Agent as provided herein, that the Account is being maintained by you for the benefit of the Administrative Agent and that all amounts and other property therein are held by you as custodian for the Administrative Agent.

          Except as provided in clauses Section 30(c) and Section 32 below, the Account shall not be subject to deduction, set-off, banker's lien, counterclaim, defense, recoupment or any other right in favor of any person or entity other than the Administrative Agent. By your execution of this letter agreement you also acknowledge that, as of the date hereof, you have received no notice of any other pledge or assignment of the Account and have not executed any agreements with third parties covering the disposition of funds in the Account. You agree with the Administrative Agent as follows:

          SECTION 29 NOTWITHSTANDING ANYTHING TO THE CONTRARY OR ANY OTHER AGREEMENT RELATING TO THE ACCOUNT, THE ACCOUNT IS AND SHALL BE MAINTAINED FOR THE BENEFIT OF THE ADMINISTRATIVE AGENT, SHALL BE ENTITLED "CITICORP USA, INC. [NAME OF


                                      A1-1

     COMPANY] ACCOUNT" AND SHALL BE SUBJECT TO WRITTEN INSTRUCTIONS ONLY FROM AN AUTHORIZED OFFICER OF THE ADMINISTRATIVE AGENT.

          SECTION 30 [A POST OFFICE BOX (THE "LOCKBOX") HAS BEEN RENTED IN THE NAME OF THE COMPANY AT THE [__________] POST OFFICE AND THE ADDRESS TO BE USED FOR SUCH LOCKBOX IS:

               [Insert address]

     Your authorized representatives shall have access to the Lockbox under the authority given by the Company to the post office and shall make regular pick-ups from the Lockbox timed to gain maximum benefit of early presentation and availability of funds. You shall endorse process all checks received in the Lockbox and deposit such checks (to the extent eligible) in the Account in accordance with the procedures set forth below.

               (a) YOU SHALL FOLLOW YOUR USUAL OPERATING PROCEDURES FOR THE HANDLING OF ANY [CHECKS RECEIVED FROM THE LOCKBOX OR OTHER] REMITTANCE RECEIVED IN THE ACCOUNT THAT CONTAINS RESTRICTIVE ENDORSEMENTS, IRREGULARITIES (SUCH AS A VARIANCE BETWEEN THE WRITTEN AND NUMERICAL AMOUNTS), UNDATED OR POSTDATED ITEMS, MISSING SIGNATURES, INCORRECT PAYEES AND THE LIKE.

               (b) YOU SHALL ENDORSE AND PROCESS ALL ELIGIBLE CHECKS AND OTHER REMITTANCE ITEMS NOT COVERED BY CLAUSE (C) BELOW AND DEPOSIT SUCH CHECKS AND REMITTANCE ITEMS IN THE ACCOUNT.

               (c) YOU SHALL MAIL ALL CHECKS RETURNED UNPAID BECAUSE OF UNCOLLECTED OR INSUFFICIENT FUNDS UNDER APPROPRIATE ADVICE TO THE COMPANY (WITH A COPY OF THE NOTIFICATION OF RETURN TO THE ADMINISTRATIVE AGENT). You may charge the Account for the amounts of any returned check that has been previously credited to the Account. To the extent insufficient funds remain in the Account to cover any such returned check, the Company shall indemnify you for the uncollected amount of such returned check upon your demand.

               (d) YOU SHALL MAINTAIN A RECORD OF ALL CHECKS AND OTHER REMITTANCE ITEMS RECEIVED IN THE ACCOUNT AND, IN ADDITION TO PROVIDING THE COMPANY WITH PHOTOSTATIC COPIES THEREOF, VOUCHERS, ENCLOSURES AND THE LIKE OF SUCH CHECKS AND REMITTANCE ITEMS ON A DAILY BASIS, FURNISH TO THE ADMINISTRATIVE AGENT A MONTHLY STATEMENT OF THE ACCOUNT TO CITICORP USA, INC., AS ADMINISTRATIVE AGENT AT THE FOLLOWING ADDRESS:
          388 GREENWICH STREET, NEW YORK, NEW YORK 10013, ATTENTION:
          [__________], WITH A COPY TO THE COMPANY.] (1)

          SECTION 31 YOU SHALL TRANSFER (BY WIRE TRANSFER OR OTHER METHOD OF TRANSFER MUTUALLY ACCEPTABLE TO YOU AND THE ADMINISTRATIVE AGENT) TO THE ADMINISTRATIVE AGENT,

----------
(1)  If the Account is tied to a particular lockbox.


                                      A1-2

     IN SAME DAY FUNDS, ON EACH BUSINESS DAY, THE ENTIRE BALANCE IN THE ACCOUNT TO THE FOLLOWING ACCOUNT:

               ABA Number:
               Citibank, N.A.
               388 Greenwich Street
               New York, New York 10013

               Account Name: ______________
                    Concentration Account
               Account Number: __________

               Reference: _____

               Attn: __________________

     or to such other account as the Administrative Agent may from time to time designate in writing (the "Administrative Agent Concentration Account").

          SECTION 32 ALL CUSTOMARY SERVICE CHARGES AND FEES WITH RESPECT TO THE ACCOUNT SHALL BE DEBITED TO THE ACCOUNT. IN THE EVENT INSUFFICIENT FUNDS REMAIN IN THE ACCOUNT TO COVER SUCH CUSTOMARY SERVICE CHARGES AND FEES, THE COMPANY SHALL PAY AND INDEMNIFY YOU FOR THE AMOUNTS OF SUCH CUSTOMARY SERVICE CHARGES AND FEES.

          This letter agreement shall be binding upon and shall inure to the benefit of you, the Company, the Administrative Agent, the Secured Parties referred to in the Pledge and Security Agreement and the respective successors, transferees and assigns of any of the foregoing. This letter agreement may not be modified except upon the mutual consent of the Administrative Agent, the Company and you. You may terminate the letter agreement only upon 30 days' prior written notice to the Company and the Administrative Agent. The Administrative Agent may terminate this letter agreement upon 10 days' prior written notice to you and the Company. Upon such termination you shall close the Account and transfer all funds in the Account to the Administrative Agent Concentration Account or as otherwise directed by the Administrative Agent. After any such termination, you shall nonetheless remain obligated promptly to transfer to the Administrative Agent Concentration Account or as the Administrative Agent may otherwise direct all funds and other property received in respect of the Account.

          This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this letter agreement by telecopier shall be effective as delivery of a manually executed counterpart of this letter agreement.

          This letter agreement supersedes all prior agreements, oral or written, with respect to the subject matter hereof and may not be amended, modified or supplemented except by a writing signed by the Administrative Agent, the Company and you. You have not, and, without the prior consent of the Administrative Agent and the Company, you shall not, agree with any third part to comply with instructions or other directions concerning the Account or the disposition of funds in the Account originated by such third party.


                                      A1-3

          The Company hereby agrees to indemnify and hold you, your directors, officers, agents and employees harmless against all claims, causes of action, liabilities, lawsuits, demands and damages, including, without limitation, all court costs and reasonable attorney fees, in each case in any way related to or arising out of or in connection with this letter agreement or any action taken or not taken pursuant hereto, except to the extent caused by your gross negligence or willful misconduct.

          This letter agreement shall be governed by, and construed in accordance with, the law of the State of New York.


                                      A1-4

          Upon acceptance of this letter agreement it shall be the valid and binding obligation of the Company, the Administrative Agent, and you, in accordance with its terms.

                                        Very truly yours,

                                        [NAME OF COMPANY]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        CITICORP USA, INC.,
                                        as Administrative Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

ACKNOWLEDGED AND AGREED
as of the date first above written:

[FINANCIAL INSTITUTION]


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

          [SIGNATURE PAGE TO DEPOSIT ACCOUNT CONTROL ACCOUNT AGREEMENT]


                                      A1-5

                                    Exhibit A
                                       to
                        Deposit Account Control Agreement

                  Form of Administrative Agent Blockage Notice

[Financial Institution]
[Address]

     Re: Account No. ____________________ (the "Account")

Ladies and Gentlemen:

          Reference is made to the Account and that certain Deposit Account Control Agreement dated ________________ __, 20__ among you, Citicorp USA, Inc., as Administrative Agent (the "Administrative Agent"), and [__________] (the "Deposit Account Control Agreement"). Capitalized terms used herein shall have the meanings given to them in the Deposit Account Control Agreement.

          The Administrative Agent hereby notifies you that, from and after the date of this notice, you are hereby directed to transfer (by wire transfer or other method of transfer mutually acceptable to you and the Administrative Agent) to the Administrative Agent, in same day funds, on each business day, the entire balance in the Account to the Administrative Agent Concentration Account specified in clause Section 31 of the Deposit Account Control Agreement or to such other account as the Administrative Agent may from time to time designate in writing.

                                        Very truly yours,

                                        CITICORP USA, INC,
                                        as Administrative Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                      A1-6

                                     ANNEX 2
                                       TO
                          PLEDGE AND SECURITY AGREEMENT

                  FORM OF SECURITIES ACCOUNT CONTROL AGREEMENT

[Name and Address
of Approved Securities
Intermediary]

                                                        _______________ __, 20__

Ladies and Gentlemen:

          The undersigned ___________________ (the "Pledgor") together with certain of its affiliates are party to a Pledge and Security Agreement dated May 1, 2006 in favor of Citicorp USA, Inc., as agent for the Secured Parties referred to therein (the "Pledgee" and such agreement the "Pledge and Security Agreement") pursuant to which a security interest is granted by the Pledgor in all present and future Assets (hereinafter defined) in Account No. _______ of the Pledgor (the "Pledge").

          In connection therewith, the Pledgor hereby instructs you (the "Approved Securities Intermediary") to do all of the following:

     1.   maintain the Account, as "_____ - Citicorp USA, Inc. Control Account";

     2. hold in the Account the assets, including, without limitation, all financial assets, securities, security entitlements and all other property and rights now or hereafter received in such Account (collectively the "Assets"), including, without limitation, those assets listed on Schedule A (List of Assets) attached hereto and made a part hereof;

     3. provide to the Pledgee, with a duplicate copy to the Pledgor, a monthly statement of Assets and a confirmation statement of each transaction effected in the Account after such transaction is effected; and

     4. honor only the instructions or entitlement orders (within the meaning of Section 8-102 of the UCC (as defined below) (the "Entitlement Orders") in regard to or in connection with the Account given by an Authorized Officer of the Pledgee, except as provided in the following sentence. Until such time as the Pledgee gives a written notice in the form of Exhibit A hereto to the Approved Securities Intermediary that the Pledgor's rights under this sentence have been terminated (on which notice the Approved Securities Intermediary may rely exclusively), the Pledgor acting through an Authorized Officer may (a) exercise any voting right that it may have with respect to any Asset,
          (b) give Entitlement Orders and otherwise give instructions to enter into purchase or sale transactions in the Account and (c) withdraw and receive for its own use all regularly scheduled interest [and dividends] paid with respect to the Assets [and all cash proceeds of any sale of Assets] ("Permitted Withdrawals"); provided, however, that, unless the Pledgee has consented to the specific transaction, the Pledgor


                                      A2-1
          shall not instruct the Approved Securities Intermediary to deliver and, except as may be required by law or by court order, the Approved Securities Intermediary shall not deliver, cash, securities, or proceeds from the sale of, or distributions on, such securities out of the Account to the Pledgor or to any other person or entity other than Permitted Withdrawals.

          By its signature below, the Approved Securities Intermediary agrees to comply with the Entitlement Orders and instructions of an Authorized Officer of the Pledgee (including, without limitation, any instruction with respect to sales, trades, transfers and withdrawals of cash or other of the Assets) without the further consent of the Pledgor or any other person (it being understood and agreed by the Pledgor that the Approved Securities Intermediary shall have no duty or obligation whatsoever to have knowledge of the terms of the Pledge and Security Agreement or to determine whether or not an event of default exists thereunder). The Pledgor hereby agrees to indemnify and hold harmless the Approved Securities Intermediary, its affiliates, officers and employees from and against all claims, causes of action, liabilities, lawsuits, demands and damages, including, without limitation, all court costs and reasonable attorney's fees, that may result by reason of the Approved Securities Intermediary complying with such instructions of the Pledgee.

          The Authorized Officer of the Pledgee who shall give oral instructions hereunder shall confirm the same in writing to the Approved Securities Intermediary within five days after such oral instructions are given.

          For the purpose of this Agreement, the term "Authorized Officer of the Pledgor" shall refer in the singular to _______________ or _______________ (each of whom is, on the date hereof, an officer or director of the Pledgor) and "Authorized Officer of the Pledgee" shall refer in the singular to any person who is a vice president or managing director of the Pledgee. In the event that the Pledgor shall find it advisable to designate a replacement for any of its Authorized Officers, written notice of any such replacement shall be given to the Approved Securities Intermediary and the Pledgee.

          Except with respect to the obligations and duties as set forth herein, this Agreement shall not impose or create any obligation or duty upon the Approved Securities Intermediary greater than or in addition to the customary and usual obligations and duties of the Approved Securities Intermediary to the Pledgor.

          As long as the Assets are pledged to the Pledgee, (i) the Approved Securities Intermediary shall not invade the Assets to cover margin debits or calls in any other account of the Pledgor and (ii) the Approved Securities Intermediary agrees that, except for liens resulting from customary commissions, fees, or charges based upon transactions in the Account, it subordinates in favor of the Pledgee any security interest, lien or right of setoff the Approved Securities Intermediary may have. The Approved Securities Intermediary acknowledges that it has not received notice of any other security interest in the Account or the Assets. In the event any such notice is received, the Approved Securities Intermediary shall promptly notify the Pledgee. The Pledgor herein represents that the Assets are free and clear of any lien or encumbrance and agrees that, with the exception of the security interest granted to the Pledgee, no lien or encumbrance shall be placed by it on the Assets without the express written consent of both the Pledgee and the Approved Securities Intermediary.


                                      A2-2

          This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and it and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, and the law of the Approved Securities Intermediary's jurisdiction for the purposes of Section 8-110 of the Uniform Commercial Code in effect in the State of New York (the "UCC") shall be, the law of the State of New York.

          The Approved Securities Intermediary shall treat all property at any time held by the Approved Securities Intermediary in the Account as Financial Assets within the meaning of the UCC. The Approved Securities Intermediary acknowledges that this Agreement constitutes written notification to the Approved Securities Intermediary, pursuant to the UCC and any applicable federal regulations for the Federal Reserve Book Entry System, of the Pledgee's security interest in the Assets. The Pledgor, Pledgee and Approved Securities Intermediary are entering into this Agreement to provide for the Pledgee's control of the Assets and to confirm the first priority of the Pledgee's security interest in the Assets.

          If any term or provision of this Agreement is determined to be invalid or unenforceable, the remainder of this Agreement shall be construed in all respects as if the invalid or unenforceable term or provision were omitted. This Agreement may not be altered or amended in any manner without the express written consent of the Pledgor, the Pledgee and the Approved Securities Intermediary. This Agreement may be executed in any number of counterparts, all of which shall constitute one original agreement.

          The Pledgor hereby agrees to indemnify and hold you, your directors, officers, agents and employees harmless against all claims, causes of action, liabilities, lawsuits, demands and damages, including, without limitation, all court costs and reasonable attorney fees, in each case in any way related to or arising out of or in connection with this letter agreement or any action taken or not taken pursuant hereto, except to the extent caused by your gross negligence or willful misconduct.

          This Agreement may be terminated by the Approved Securities Intermediary upon 30 day's prior written notice to the Pledgor and the Pledgee. Upon expiration of such 30-day period, the Approved Securities Intermediary shall be under no further obligation except to hold the Assets in accordance with the terms of this Agreement, pending receipt of written instructions from the Pledgor and the Pledgee, jointly, regarding the further disposition of the pledged Assets.

          The Pledgor acknowledges that this Agreement supplements any existing agreement of the Pledgor with the Approved Securities Intermediary and, except as expressly provided herein, is in no way intended to abridge any right that the Approved Securities Intermediary might otherwise have.


                                      A2-3

          IN WITNESS WHEREOF, the Pledgor and the Pledgee have caused this Agreement to be executed by their duly authorized officers all as of the date first above written.

                                        [NAME OF PLEDGOR]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        CITICORP USA, INC.,
                                        as Administrative Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


ACCEPTED AND AGREED
as of the date first above written:

[APPROVED FINANCIAL INTERMEDIARY]


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

            [SIGNATURE PAGE TO SECURITIES ACCOUNT CONTROL AGREEMENT]


                                      A2-4

                                   Schedule A
                                       to
                      SECURITIES ACCOUNT Control Agreement

                Pledged Collateral Account Number: _____________


                                      A2-5

                                    Exhibit A
                                       to
                      Securities Account Control Agreement

                 Form of Administrative Agent Notice of Control

[Securities Intermediary]
[Address]

     Re: Account No. ____________________ (the "Account")

Ladies and Gentlemen:

          Reference is made to the Account and that certain Securities Account Control Agreement dated __________ __, 20__ among you, Citicorp USA, Inc., as Administrative Agent (the "Administrative Agent"), and [_____________ (the "Pledgor")] (such agreement, the "Securities Account Control Agreement"). Capitalized terms used herein shall have the meanings given to them in the Securities Account Control Agreement.

          The Administrative Agent hereby notifies you that, from and after the date of this notice, the Pledgor's rights to give Entitlement Orders with respect to the Account and the other rights afforded to the Pledgor under paragraph 4 of the Securities Account Control Agreement are terminated. From and after the delivery of this notice to you, you shall honor only the Entitlement Orders in regard to or in connection with the Account and/or the financial assets contained therein given by an Authorized Officer of the Administrative Agent.

                                        Very truly yours,

                                        CITICORP USA, INC,
                                        as Administrative Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                      A2-6

                                     ANNEX 3
                                       TO
                          PLEDGE AND SECURITY AGREEMENT

                            FORM OF PLEDGE AMENDMENT

          This PLEDGE AMENDMENT, dated as of ________________ __, 20__, is delivered pursuant to Section 15.4(a) (Pledged Collateral) of the Pledge and Security Agreement, dated as of May 1, 2006, by WCI Steel Acquisition, Inc. (the "The Company"), the [undersigned Grantor and the other ]Subsidiaries of the Company from time to time party thereto as Grantors in favor of Citicorp USA, Inc., as agent for the Secured Parties referred to therein (the "Pledge and Security Agreement") and the undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge and Security Agreement and that the Pledged Collateral listed on this Pledge Amendment shall be and become part of the Collateral referred to in the Pledge and Security Agreement and shall secure all Secured Obligations of the undersigned. Capitalized terms used herein but not defined herein are used herein with the meaning given them in the Pledge and Security Agreement.

                                        [GRANTOR]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                  Pledged Stock

                                                 NUMBER  OF  SHARES,
ISSUER   CLASS   CERTIFICATE NO(S).  PAR VALUE    UNITS OR INTERESTS
------   -----   ------------------  ---------   -------------------


                            Pledged Debt Instruments

                                                                     PRINCIPAL
ISSUER   DESCRIPTION OF DEBT   CERTIFICATE NO(S).   FINAL MATURITY     AMOUNT
------   -------------------   ------------------   --------------   ---------



                                      A3-1

ACKNOWLEDGED AND AGREED
as of the date first above written:

CITICORP USA, INC.,
as Administrative Agent


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


                                      A3-2

                                     ANNEX 4
                                       TO
                          PLEDGE AND SECURITY AGREEMENT

          This JOINDER AGREEMENT, dated as of ________________ __, 20__, is delivered pursuant to Section 18.10 (Additional Grantors) of the Pledge and Security Agreement, dated as of May 1, 20__, by WCI Steel Acquisition, Inc. (the "The Company") and the Subsidiaries of the Company listed on the signature pages thereof in favor of the Citicorp USA, Inc., as agent for the Secured Parties referred to therein (the "Pledge and Security Agreement"). Capitalized terms used herein but not defined herein are used with the meanings given them in the Pledge and Security Agreement.

          By executing and delivering this Joinder Agreement, the undersigned, as provided in Section 18.10 (Additional Grantors) of the Pledge and Security Agreement, hereby becomes a party to the Pledge and Security Agreement as a Grantor thereunder with the same force and effect as if originally named as a Grantor therein and, without limiting the generality of the foregoing, hereby grants to the Administrative Agent, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of the undersigned, hereby collaterally assigns, mortgages, pledges and hypothecates to the Administrative Agent and grants to the Administrative Agent a Lien on and security interest in, all of its right, title and interest in, to and under the Collateral of the undersigned and expressly assumes all obligations and liabilities of a Grantor thereunder.

          The information set forth in Annex 1-A is hereby added to the information set forth in Schedules 1 through 6 to the Pledge and Security Agreement. [By acknowledging and agreeing to this Joinder Agreement, the undersigned hereby agree that this Joinder Agreement may be attached to the Pledge and Security Agreement and that the Pledged Collateral listed on Annex 1-A to this Pledge Amendment shall be and become part of the Collateral referred to in the Pledge and Security Agreement and shall secure all Secured Obligations of the undersigned.](2)

          The undersigned hereby represents and warrants that each of the representations and warranties contained in Article XIV (Representations and Warranties) of the Pledge and Security Agreement applicable to it is true and correct on and as the date hereof as if made on and as of such date.

          IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

                                        [ADDITIONAL GRANTOR]


                                        By:
                                            ----------------------------------
                                        Name:
                                              --------------------------------
                                        Title:
                                               -------------------------------

----------
(2)  Insert to pledge Stock of the new Subsidiary without doing a Pledge
     Amendment.


                                      A5-1

ACKNOWLEDGED AND AGREED
as of the date first above written:

[EACH GRANTOR PLEDGING
ADDITIONAL COLLATERAL]


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


CITICORP USA, INC.,
as Administrative Agent


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


                                      A5-2

                                     ANNEX 5
                                       TO
                          PLEDGE AND SECURITY AGREEMENT

         Form of Short Form Intellectual Property Security Agreement(3)

          [COPYRIGHT] [PATENT] [TRADEMARK] SECURITY AGREEMENT, dated as of _______________ __, 20__, by each of the entities listed on the signature pages hereof [or that becomes a party hereto pursuant to Section 18.10 (Additional Grantors) of the Security Agreement referred to below] (each a "Grantor" and, collectively, the "Grantors"), in favor of Citicorp USA, Inc. ("CUSA"), as agent for the Secured Parties (as defined in the Credit Agreement referred to below) (in such capacity, the "Administrative Agent").

                                   Witnesseth:

          WHEREAS, pursuant to the Credit Agreement, dated as of May 1, 2006 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among WCI Steel Acquisition, Inc. (the "The Company"), the Lenders and Issuers party thereto and CUSA, as agent for the Lenders and Issuers, the Lenders and the Issuers have severally agreed to make extensions of credit to the Company upon the terms and subject to the conditions set forth therein;

          WHEREAS, the Grantors other than the Company are party to the Guaranty pursuant to which they have guaranteed the Obligations; and

          WHEREAS, all the Grantors are party to a Pledge and Security Agreement of even date herewith in favor of the Administrative Agent (the "Security Agreement") pursuant to which the Grantors are required to execute and deliver this [Copyright] [Patent] [Trademark] Security Agreement;

          NOW, THEREFORE, in consideration of the premises and to induce the Lenders, the Issuers and the Administrative Agent to enter into the Credit Agreement and to induce the Lenders and the Issuers to make their respective extensions of credit to the Company thereunder, each Grantor hereby agrees with the Administrative Agent as follows:

     II. DEFINED TERMS

          Unless otherwise defined herein, terms defined in the Credit Agreement or in the Security Agreement and used herein have the meaning given to them in the Credit Agreement or the Security Agreement.

     III. GRANT OF SECURITY INTEREST IN [COPYRIGHT] [TRADEMARK] [PATENT] COLLATERAL

          Each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of such Grantor, hereby mortgages, pledges and hypothecates to the Administrative Agent for the benefit of the Secured Parties, and grants to the Administrative Agent for the benefit of the Secured Parties a lien on and security interest in, all of its right, title

----------
(3) Separate short form agreements should be filed relating to each Grantor's respective copyrights, patents and trademarks.


                                      A5-1
and interest in, to and under the following Collateral of such Grantor (the "[Copyright] [Patent] [Trademark] Collateral"):

A. [all of its Copyrights and Copyright Licenses to which it is a party, including, without limitation, those referred to on Schedule I hereto;

B. all extensions of the foregoing; and

C. all Proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present or future infringement of any Copyright or Copyright licensed under any Copyright License.]

D. or

E. all of its Patents and Patent Licenses to which it is a party, including, without limitation, those referred to on Schedule I hereto;

F. all reissues, continuations or continuations-in-part of the foregoing; and

G. all Proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present or future infringement of any Patent or any Patent licensed under any Patent License.]

H. or

I. all of its Trademarks and Trademark Licenses to which it is a party, including, without limitation, those referred to on Schedule I hereto;

J. all goodwill of the business connected with the use of, and symbolized by, each Trademark; and

K. all Proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present, future (i) infringement or dilution of any Trademark or Trademark licensed under any Trademark License or
(ii) injury to the goodwill associated with any Trademark or any Trademark licensed under any Trademark License.]

     IV. SECURITY AGREEMENT

          The security interest granted pursuant to this [Copyright] [Patent] [Trademark] Security Agreement is granted in conjunction with the security interest granted to the Administrative Agent pursuant to the Security Agreement and each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the security interest in the [Copyright] [Patent] [Trademark] Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

                            [SIGNATURE PAGES FOLLOW]


                                      A5-2

          IN WITNESS WHEREOF, each Grantor has caused this [Copyright] [Patent] [Trademark] Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

                                        Very truly yours,

                                        [GRANTOR],
                                        as Grantor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


ACCEPTED AND AGREED
as of the date first above written:

CITICORP USA, INC.,
as Administrative Agent


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

     [SIGNATURE PAGE TO [COPYRIGHT] [PATENT] [TRADEMARK] SECURITY AGREEMENT]


                                      A5-3

                                   Schedule I
                                       to
               [Copyright] [Patent] [Trademark] Security Agreement

                 [Copyright] [Patent] [Trademark] Registrations

               INCLUDE ONLY U.S. REGISTERED INTELLECTUAL PROPERTY

G.   [REGISTERED COPYRIGHTS

     [Include Copyright Registration Number and Date]

H.   COPYRIGHT APPLICATIONS

I.   COPYRIGHT LICENSES]

J.   [REGISTERED PATENTS

K.   PATENT APPLICATIONS

L.   PATENT LICENSES]

M.   [REGISTERED TRADEMARKS

N.   TRADEMARK APPLICATIONS

O.   TRADEMARK LICENSES]

[Include complete legal description of agreement (name of agreement, parties and date)]


                                      A5-4

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Article 1 Defined Terms..................................................      1
   Section 1.1    Definitions............................................      1
   Section 1.2    Certain Other Terms....................................      5

Article 2 Grant of Security Interest.....................................      6
   Section 2.1    .......................................................      6
   Section 2.2    Grant of Security Interest in Collateral...............      8
   Section 2.3    Cash Collateral Accounts...............................      8

Article 3 Representations and Warranties.................................      8
   Section 3.1    Title; No Other Liens..................................      8
   Section 3.2    Perfection and Priority................................      8
   Section 3.3    Jurisdiction of Organization; Chief Executive Office...      9
   Section 3.4    Inventory and Equipment................................      9
   Section 3.5    Pledged Collateral.....................................      9
   Section 3.6    Accounts...............................................     10
   Section 3.7    Intellectual Property..................................     10
   Section 3.8    Deposit Accounts; Securities Accounts..................     10
   Section 3.9    Commercial Tort Claims.................................     11

Article 4 Covenants......................................................     11
   Section 4.1    Generally..............................................     11
   Section 4.2    Maintenance of Perfected Security Interest; Further
                  Documentation........................................       11
   Section 4.3    Changes in Locations, Name, Etc........................     12
   Section 4.4    Pledged Collateral.....................................     12
   Section 4.5    Accounts...............................................     14
   Section 4.6    Delivery of Instruments and Chattel Paper..............     14
   Section 4.7    Intellectual Property..................................     14
   Section 4.8    Vehicles...............................................     16
   Section 4.9    Payment of Obligations.................................     16
   Section 4.10   Insurance..............................................     16
   Section 4.11   Notice of Commercial Tort Claims.......................     17

Article 5 Remedial Provisions............................................     17
   Section 5.1    Code and Other Remedies................................     17
   Section 5.2    Accounts and Payments in Respect of General
                  Intangibles............................................     18
   Section 5.3    Pledged Collateral.....................................     19

   Section 5.4    Proceeds to be Turned Over To Administrative Agent.....     20
   Section 5.5    Registration Rights....................................     20
   Section 5.6    Deficiency.............................................     21

Article 6 The Administrative Agent.......................................     21
   Section 6.1    Administrative Agent's Appointment as
                  Attorney-in-Fact.......................................     21
   Section 6.2    Duty of Administrative Agent...........................     22
   Section 6.3    Authorization of Financing Statements..................     23
   Section 6.4    Authority of Administrative Agent......................     23

Article 7 Miscellaneous..................................................     23
   Section 7.1    Amendments in Writing..................................     23
   Section 7.2    Notices................................................     23
   Section 7.3    No Waiver by Course of Conduct; Cumulative Remedies....     24
   Section 7.4    Successors and Assigns.................................     24
   Section 7.5    Counterparts...........................................     24
   Section 7.6    Severability...........................................     24
   Section 7.7    Section Headings.......................................     24
   Section 7.8    Entire Agreement.......................................     25
   Section 7.9    Governing Law..........................................     25
   Section 7.10   Additional Grantors....................................     25
   Section 7.11   Release of Collateral..................................     25
   Section 7.12   Reinstatement..........................................     26
   Section 7.13   Intercreditor Issues...................................     26

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
                                 ANNEXES AND SCHEDULES

Annex 1      Form of Deposit Account Control Agreement
Annex 2      Form of Securities Account Control Agreement
Annex 3      Form of Pledge Amendment
Annex 4      Form of Joinder Agreement
Annex 5      Form of Short Form Intellectual Property Security Agreement

Schedule 1   Jurisdiction of Organization; Principal Executive Office
Schedule 2   Pledged Collateral
Schedule 3   Filings
Schedule 4   Location of Inventory and Equipment
Schedule 5   Intellectual Property
Schedule 6   Bank Accounts; Control Accounts
Schedule 7   Commercial Tort Claims

                                    EXHIBIT J

                       FORM OF BORROWING BASE CERTIFICATE

Date: ________________ __, 20__
Number: _______________________

          Reference is made to the Credit Agreement, dated as of May 1, 2006 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the WCI Steel Acquisition, Inc. (the "Borrower"), the Lenders and Issuers party thereto and Citicorp USA, Inc., as agent for the Lenders and Issuers. Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

          Pursuant to Section 6.12 (Borrowing Base Determination) of the Credit Agreement, the undersigned Responsible Officer of the Borrower hereby certifies that as of the close of business on the date set forth above, the Borrowing Base of the Borrower is computed as set forth on Exhibit A attached hereto.

                                        WCI STEEL ACQUISITION, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT A

                             INTERCREDITOR AGREEMENT

          This INTERCREDITOR AGREEMENT, dated as of May 1, 2006, is entered into among Citicorp, USA, Inc., as Administrative Agent for the lenders and issuers under the Credit Agreement referred to below (in such capacity, the "Credit Agreement Administrative Agent"), and The Bank of New York Trust Company, N.A., as trustee under the Collateral Trust Agreement referred to below (in such capacity, the "Collateral Trustee").

                                   WITNESSETH:

          WHEREAS, WCI Steel, Inc., a Delaware corporation (formerly known as WCI Steel Acquisition, Inc.) (the "Company"), certain of its subsidiaries, the lenders and issuers party thereto from time to time and the Credit Agreement Administrative Agent are entering into a Credit Agreement, dated as of May __, 2006 (as such agreement may be amended, restated, supplemented, renewed or otherwise modified from time to time, together with any other agreements pursuant to which any of the Indebtedness, commitments, obligations, costs, expenses, fees, reimbursements, indemnities or other obligations payable or owing thereunder may be refinanced, restructured, renewed, extended, increased, refunded or replaced, the "Credit Agreement");

          WHEREAS, WCI Steel, Inc., in its capacity as Settlor, and the Collateral Trustee entered into the Collateral Trust Agreement, dated as of ______, 2006 (as such agreement may be amended, restated, supplemented, renewed or otherwise modified from time to time, the "Collateral Trust Agreement");

          WHEREAS, the Company and the United Steel, Paper and Forestry, Rubber, Manufacturing, Energy Allied Industrial and Service Union, AFL-CIO (formerly known as the United Steel Workers of America ("USW")) are entering into the Collective Bargaining Agreement, dated as of _________, 2006 (as such agreement may be amended, restated, supplemented or otherwise modified from time to time, the "CBA"), pursuant to which, among others, the Collateral Trustee is granted a conditional second priority lien on certain assets of the Company subject to the first priority lien of the Credit Agreement Administrative Agent under the Credit Agreement, and the parties hereto wish to enter into this Agreement to govern the rights of the parties with respect to such common collateral; and

          WHEREAS, it is a condition to the initial extensions of credit under the Credit Agreement that the parties hereto execute and deliver this Agreement;

          NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties hereto hereby agree as follows:

          DEFINITIONS

          Definitions

          Unless otherwise defined herein, terms are used herein as defined in the Credit Agreement as in effect on the date hereof. In addition, as used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Agent" shall mean each of the Senior Agent and the Junior Agent.

          "Agreement" shall mean this Intercreditor Agreement, as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof.

          "Bankruptcy Code" shall mean title 11, United States Code.

          "Bankruptcy Law" shall mean the Bankruptcy Code, or any similar federal, state or foreign Requirement of Law for the relief of debtors or any arrangement, reorganization, insolvency, moratorium, assignment for the benefit of creditors, any other marshalling of the assets and liabilities of the Company or any other Credit Party or any similar law relating to or affecting the enforcement of creditors' rights generally.

          "Collateral Documents" shall mean this Agreement, the Senior Documents, the Junior Documents and all other security agreements, pledge agreements, mortgages, guaranties and other documents executed and/or delivered by the Credit Parties pursuant to which any Lien or security interest is created or granted to secure any Secured Claims.

          "Collateral Trust Agreement" shall have the meaning set forth in the recitals to this Agreement.

          "Collateral Trust Claims" shall mean all Indebtedness, obligations and other liabilities (contingent or otherwise) of the Credit Parties arising under or with respect to the Junior Documents or any of them.

          "Collateral Trustee" shall include, in addition to the Collateral Trustee referred to in the recitals hereto, any successors and assigns thereto or any acting Collateral Trustee, in each case, as permitted under the Collateral Trust Agreement.

          "Company" shall have the meaning set forth in the recitals to this Agreement.

          "Credit Agreement" shall have the meaning set forth in the recitals to this Agreement.

          "Credit Agreement Administrative Agent" shall include, in addition to the Credit Agreement Administrative Agent referred to in the recitals hereto,
(a) any successors and assigns thereto or any acting Credit Agreement Administrative Agent, in each case, as permitted under the Credit Agreement, and
(b) if there is no acting Credit Agreement Administrative Agent, the Requisite Lenders (as defined in the Credit Agreement).

          "Credit Agreement Claims" shall mean all Indebtedness, Obligations and other liabilities (contingent or otherwise) of the Credit Parties arising under or with respect to the Senior Documents or any of them.

          "Credit Agreement Collateral" shall have the meaning given such term in the Pledge and Security Agreement.

          "Credit Parties" shall mean each of the Company and each of its Subsidiaries party from time to time to a Collateral Document.

          "Enforcement Action" shall mean, with respect to the Senior Claims or the Junior Claims, the exercise of, or joining with any other Person to exercise, any rights and remedies with respect to any Credit Agreement Collateral or the commencement or prosecution of enforcement of any of the rights and remedies under, as applicable, the Senior Documents or the Junior Documents, or applicable Requirement of Law, including without limitation the exercise of any rights of set-off or recoupment, and the exercise of any rights or remedies of a secured creditor under the UCC of any applicable jurisdiction or under Bankruptcy Law.

          "Insolvency or Liquidation Proceeding" shall mean, collectively, (a) any voluntary or involuntary case or proceeding under the Bankruptcy Law with respect to the Company or any other Credit Party, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to the Company or any other Credit Party or with respect to any of their respective assets, (c) any liquidation, dissolution, reorganization or winding up of the Company or any Credit Party, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, (except as permitted by Section 8.7 (Restrictions on Fundamental Changes) of the Credit Agreement), and
(d) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of the Company or any other Credit Party.

          "Junior Agent" shall mean the Collateral Trustee.

          "Junior Claims" shall mean with respect to any Credit Agreement Collateral, all Collateral Trust Claims.

          "Junior Documents" shall mean the Collateral Trust Agreement, the CBA, each Open-End Mortgage, Assignment of Rents, Security Agreement and Fixture Filing between the Company or any of its Subsidiarieas and the Collateral Trustee and each other agreement, document or certificate executed by the Company or any of its Subsidiaires and delivered to the Collateral Agent or USW in connection with or pursuant to any of the foregoing.

          "Junior Liens" shall mean all Liens on the Credit Agreement Collateral securing the Collateral Trust Claims.

          "Junior Secured Parties" shall mean the Persons holding the Collateral Trust Claims.

          "pay in full," "paid in full" or "payment in full" shall mean with respect to any Secured Claims, the payment in full in cash of the principal of, accrued (but unpaid) interest and premium, if any, on all such Secured Claims and, with respect to letters of credit outstanding thereunder, delivery of cash collateral or backstop letters of credit in respect thereof in compliance with the relevant Collateral Documents, in each case, after or concurrently with termination of all Commitments thereunder and payment in full in cash of any other such Secured Claims that are due and payable at or prior to the time such principal and interest are paid.

          "Secured Claims" shall mean, collectively, the Credit Agreement Claims and the Collateral Trust Claims.

          "Secured Parties" shall mean, collectively, the Senior Secured Parties and the Junior Secured Parties.

          "Senior Agent" shall mean the Credit Agreement Administrative Agent prior to the payment in full of the Credit Agreement Claims, and the Collateral Trustee thereafter.

          "Senior Claims" shall mean with respect to any Credit Agreement Collateral, all Credit Agreement Claims. "Senior Claims" shall include (i) all interest accrued or accruing (or which would, absent the commencement of an Insolvency or Liquidation Proceeding, accrue) after the commencement of an Insolvency or Liquidation Proceeding in accordance with and at the rate specified in the Senior Documents whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding, (ii) all Cash Management Obligations, (ii) all Hedging Contract Obligations and (iv) all indemnification Obligations. To the extent any payment with respect to the Senior Claims (whether by or on behalf of any Credit Party, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential in any respect, set aside or required to be paid to a debtor in possession, trustee, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

          "Senior Documents" shall mean Credit Agreement and any other Loan Documents (as defined in the Credit Agreement).

          "Senior Liens" shall mean all Liens on the Credit Agreement Collateral securing the Credit Agreement Claims.

          "Senior Secured Parties" shall mean the Persons holding the Credit Agreement Claims.

          "Uniform Commercial Code" or "UCC" shall mean the Uniform Commercial Code of the applicable jurisdiction, as amended.

          Certain Other Terms

          The terms "herein," "hereof," "hereto" and "hereunder" and similar terms refer to this Agreement as a whole and not to any particular Article, Section, subsection or clause in this Agreement.

          References herein to an Annex, Schedule, Article, Section, subsection or clause, unless specifically stated otherwise, refer to the appropriate Annex or Schedule to, or Article, Section, subsection or clause in this Agreement.

          Where the context requires, provisions relating to any Credit Agreement Collateral, when used in relation to any Credit Party, shall refer to such Credit Party's Credit Agreement Collateral or any relevant part thereof.

          Any reference in this Agreement to any Collateral Document shall include all appendices, exhibits and schedules thereto, and, unless specifically stated otherwise, all amendments, restatements, supplements or other modifications thereto, and as the same may be in effect at any time such reference becomes operative.

          The term "including" shall mean "including, without limitation" except when used in the computation of time periods.

          References in this Agreement to any statute shall be to such statute as amended or modified and in effect from time to time.

          PRIORITY OF LIENS

          Lien Subordination. Notwithstanding the date, manner or order of grant, attachment or perfection of any Junior Lien or of any Senior Lien and notwithstanding any provision of the UCC, any applicable Requirement of Law, any Collateral Document, any alleged or actual defect or deficiency in any of the foregoing or any other circumstance whatsoever, the Junior Agent, on behalf of each Junior Secured Party, agrees that:

          any Senior Lien, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be and shall remain senior and prior to any Junior Lien (whether or not such Senior Lien is subordinated to any Lien securing any other obligation); and

          any Junior Lien, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to any Senior Lien.

          Prohibition on Contesting Liens. The Junior Agent, on behalf of each Junior Secured Party, agrees that it shall not, and hereby waives any right, prior to the payment in full of the Credit Agreement Claims, to:

          raise any objection or otherwise contest, or support any other Person in raising any objection or contesting, in any proceeding (including any Enforcement Action or Insolvency or Liquidation Proceeding or in any related action or proceeding), the priority, validity or enforceability of any Senior Lien (including the priority set forth herein with respect to any Junior Lien); or

          demand, request, plead or otherwise assert or claim the benefit of any marshalling, appraisal, valuation or other right which it may have under applicable Requirements of Law in respect of the Credit Agreement Collateral or the Senior Liens, except to the extent that such rights are expressly granted in this Agreement.

          New Liens.

          The Junior Agent agrees that, prior to the payment in full of the Credit Agreement Claims, if the Junior Agent shall acquire any Lien on any Credit Agreement Collateral that is not subject to a first-priority Lien of the Senior Agent, the Junior Agent shall, upon demand by the Senior Agent, notwithstanding anything to the contrary in any other Junior Documents, assign such Lien to the Senior Agent as security for the Credit Agreement Claims (in which case the Junior Agent may retain a junior lien on such Credit Agreement Collateral subject to the terms hereof), and, at all times prior to such assignment, the Junior Agent shall be acting as a sub-agent of the Senior Agent for the sole purpose of perfecting the Lien on such asset.

          Each Credit Party hereby agrees not to grant, or to permit any of its Subsidiaries to grant any Lien on any Credit Agreement Collateral securing the Senior Claims or the Junior Claims, as the case may be, unless such Credit Party or, as the case may be, such Subsidiary, has granted, through documentation in form and substance satisfactory to the Senior Agent, a Senior

Lien on such asset in favor of the Senior Agent for the benefit of the Senior Secured Parties as security for the Senior Claims.

          Separate Liens. Each of the parties hereto acknowledges and agrees that (i) the grants of Liens pursuant to the Collateral Documents constitute separate and distinct grants of Liens and (ii) because of, among other things, their differing rights in the Credit Agreement Collateral, the Junior Claims are fundamentally different from the Senior Claims in respect of such Credit Agreement Collateral, and the Junior Claims and Senior Claims must be separately classified in any Insolvency Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the Junior Claims and the Senior Claims in respect of such Credit Agreement Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then the Junior Secured Parties hereby acknowledge and agree that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Credit Parties (with the effect that, to the extent that the aggregate value of the Credit Agreement Collateral is sufficient (for this purpose ignoring all claims held by the Junior Secured Parties), the Senior Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest before any distribution is made in respect of the claims held by the Junior Secured Parties with respect to the Credit Agreement Collateral, with the Junior Secured Parties hereby acknowledging and agreeing to turn over to the Senior Secured Parties amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Junior Secured Parties).

          EXERCISE OF REMEDIES

          Remedies.

          (a) Prior to the payment in full of the Senior Claims, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Credit Party:

               no Junior Secured Party shall (or shall direct the Junior Agent to) (A) exercise or seek to exercise any rights or remedies with respect to the Credit Agreement Collateral, (B) institute any action or proceeding with respect to such rights or remedies, including any action of foreclosure, contest, protest with respect to the Credit Agreement Collateral, (C) object to any foreclosure proceeding or action brought by the Senior Agent or any Senior Secured Party or any other exercise of any rights and remedies relating to the Credit Agreement Collateral under the Senior Documents or otherwise, or (D) object to the forbearance by the Senior Secured Parties from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Credit Agreement Collateral; and

               the Senior Agent, on behalf of the Senior Secured Parties, shall have the exclusive right to enforce rights, exercise remedies and make determinations regarding release, disposition (including under Section 363(f) of the Bankruptcy Code) or restrictions with respect to the Credit Agreement Collateral without any consultation with, or the consent of, any Junior Secured Party.

          In exercising rights and remedies with respect to any Credit Agreement Collateral, the Senior Agent, on behalf of the Senior Secured Parties, in respect of such Credit

Agreement Collateral may enforce the provisions of the Senior Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include, without limitation, the rights of an agent appointed by them to sell or otherwise dispose of such Credit Agreement Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the UCC of any applicable jurisdiction and of a secured creditor under any Bankruptcy Law.

          The Junior Agent, on behalf of each Junior Secured Party, agrees that, prior to the payment in full of the Senior Claims, it will not take or receive any such Credit Agreement Collateral or any proceeds of the Credit Agreement Collateral in connection with the exercise of any right or remedy (including setoff) with respect to such Credit Agreement Collateral. Without limiting the generality of the foregoing, prior to the payment in full of the Senior Claims, the sole right of the Junior Agent and the Junior Secured Parties with respect to such Credit Agreement Collateral shall be the right to receive a share of the proceeds thereof pursuant to Section 4.1 (Proceeds of Collateral).

          The Junior Agent, on behalf of each Junior Secured Party (i) agrees that neither it nor any Junior Secured Party will take any action that would hinder any exercise of remedies undertaken by any Senior Secured Party under the Collateral Documents, including any sale, lease, exchange, transfer or other disposition of such Credit Agreement Collateral, whether by foreclosure or otherwise, and (ii) hereby waives any and all rights it or any Junior Secured Party may have as a junior creditor or otherwise to object to the manner in which any Senior Secured Party may seek to enforce or collect the Senior Claims or the Liens granted in any of such Collateral.

          Exercise of Remedies as Unsecured Creditors. Notwithstanding anything to the contrary in this Agreement, each Junior Secured Party may exercise its rights and remedies as an unsecured creditor, and with respect to Collateral which the Credit Agreement Administrative Agent has a junior priority Lien in accordance with the Pledge and Security Agreement and the Mortgages, as secured creditor, against the Credit Parties in accordance with the terms of the Junior Documents and applicable Requirement of Law. In the event any Junior Secured Party becomes a judgment lien creditor in respect of any Credit Agreement Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subordinated to any Lien on such Credit Agreement Collateral securing any Senior Claim on the same basis and to the same extent as the other Liens on such Credit Agreement Collateral securing the Junior Claims are subordinated to those securing the Senior Claims under this Agreement. Nothing in this Agreement modifies any rights or remedies which any Senior Secured Party may have with respect to such Credit Agreement Collateral.

          APPLICATION OF PAYMENTS; SUBROGATION

          Proceeds of Collateral. Proceeds of any Credit Agreement Collateral received by any party hereto in connection with or resulting from any Enforcement Action, and whether or not pursuant to an Insolvency or Liquidation Proceeding, shall be applied by the Senior Agent to the Senior Claims in such order as specified in the Senior Documents until payment in full of all Senior Claims. After payment in full of all Senior Claims, the Senior Agent shall deliver to the Junior Agent any proceeds of the Credit Agreement Collateral held by it in the same for as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct.

          Payments Over. Any Credit Agreement Collateral or proceeds thereof received by the Junior Agent in connection with the exercise of any right or remedy (including setoff) relating to the Credit Agreement Collateral in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the Senior Agent for the benefit of the Senior Secured Parties in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct.

          Subrogation. The Junior Agent, on behalf of each Junior Secured Party, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the Senior Claims shall have been paid in full. Upon payment in full of such Senior Claims, the Junior Secured Parties shall be subrogated to the rights of the Senior Secured Parties to receive payments or distributions applicable to such Senior Claims.

          INSOLVENCY OR LIQUIDATION PROCEEDINGS

          Waivers. In the event an Insolvency or Liquidation Proceeding shall be commenced by or against any Credit Party, each of the Junior Secured Parties hereby agrees that such Person shall not, until the payment in full of the Senior Claims (irrespective of whether the Senior Claims are scheduled to be paid in full as part of an applicable Insolvency Proceeding):

          seek any relief from, or modification of, the automatic stay as provided in Section 362 of the Bankruptcy Code (or any similar provision of Bankruptcy Law) or seek or accept any form of adequate protection under either or both of Section 362 and Section 363 of the Bankruptcy Code;

          oppose or object to the use of any Credit Agreement Collateral constituting cash collateral by any Credit Party;

          oppose or object to any financing with respect to any Credit Party provided under any Bankruptcy Law (regardless of whether any Indebtedness thereunder is senior to the Junior Claims or secured by Liens on the Credit Agreement Collateral that are senior in priority to the Junior Liens on the Credit Agreement Collateral) including any refinancing of the entire amount of the Credit Agreement Claims, unless the Senior Agent or the Senior Secured Parties shall have opposed or objected to such financing;

          object to any item set forth in Section 2.2(a) (Prohibition on Contesting Liens) hereof (irrespective of whether the Senior Claims are scheduled to be paid in full as part of an applicable Insolvency Proceeding), including (i) the amount of the Senior Claims allowed or permitted to be asserted under any Bankruptcy Law or (ii) the extent to which the Senior Claims are deemed secured claims, including under Section 506(a) of the Bankruptcy Code;

          oppose or object to (i) any protection provided to the Senior Secured Parties, including any form of adequate protection under Section 362 or Section 363 of the Bankruptcy Code and the payment of amounts equal to interest and expenses allowed under Section 506(b) and (c) of the Bankruptcy Code to any Senior Secured Parties; or (ii) any consent or objection by the Senior Agent to any motion, relief, action or proceeding based on any Person (including any Senior Secured Party) claiming a lack of such adequate protection;

          object to the treatment of the Senior Claims under a chapter 11 plan of reorganization under the Bankruptcy Code or similar plan or reorganization or arrangement under any other applicable Insolvency or Liquidation Proceeding;

          oppose or object to any proposed sale of the Credit Agreement Collateral pursuant to Section 363 of the Bankruptcy Code or any similar provision of any applicable Bankruptcy Law; or

          object to or oppose any use of Credit Agreement Collateral constituting cash collateral by any Loan Party.

          No Waiver by Senior Secured Parties. Nothing contained herein shall prohibit or in any way limit any Senior Secured Party from objecting in any Insolvency or Liquidation Proceeding (or otherwise) to any action taken by any Junior Secured Party, including the seeking by such Junior Secured Party of adequate protection or the asserting by such Junior Secured Party of any of its rights and remedies under the Junior Documents (or otherwise) with respect to such Collateral.

          REPRESENTATIONS AND WARRANTIES

          Each party hereto represents and warrants as follows:

          Such party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to enter into and perform its obligations under this Agreement.

          This Agreement has been duly executed and delivered by such party and constitutes a legal, valid and binding obligation of such party, enforceable in accordance with its terms; except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity.

          The execution, delivery and performance by such party of this Agreement (i) do not require any consent or approval of, registration or filing with or any other action by any governmental authority and (ii) will not violate any applicable Requirement of Law or regulation or the charter, by-laws or other organizational documents of such party or any order of any governmental authority or any indenture, agreement or other instrument binding upon such party.

          ACKNOWLEDGEMENTS AND CONSENTS

          Reliance by Senior Secured Parties. The consent by the Senior Secured Parties to the execution and delivery of the Junior Documents and the grant of a Junior Lien on the Credit Agreement Collateral and all loans and other extensions of credit made or deemed made on and after the date hereof by the Senior Secured Parties to the Company shall be deemed to have been given and made in reliance upon this Agreement.

          Independent Analysis. The Junior Agent, on behalf of each Junior Secured Party, acknowledges that it and each Junior Secured Party has, independently and without reliance on the Senior Agent or any Senior Secured Party, and based on documents and information deemed by it appropriate, made its own credit analysis and decision to enter into this Agreement, the Junior Documents, and the transactions contemplated hereby and thereby and agrees that it will continue to make its own credit decision in taking or not taking any action under the Junior Documents or this Agreement.

          No Warranties or Liability. The Junior Agent, on behalf of each Junior Secured Party, acknowledges and agrees that:

          no Senior Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any Senior Document;

          the Senior Secured Parties will be entitled to manage and supervise their respective indebtedness of the Company as they may, in their sole discretion, deem appropriate and without regard to any rights or interests that any Junior Secured Party may have in the Credit Agreement Collateral or otherwise, except as otherwise provided in this Agreement or under applicable Requirement of Law; and

          no Senior Secured Party shall have any duty to any Junior Secured Party to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with any Credit Party (including the Junior Documents), regardless of any knowledge thereof which they may have or be charged with.

          No Waiver of Lien Priorities.

          No right of any Senior Secured Party to enforce any provision of this Agreement shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Credit Party or by any act or failure to act by any Senior Secured Party, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the Senior Documents or any of the Junior Documents, regardless of any knowledge thereof which any Senior Secured Party may have or be otherwise charged with.

          Without in any way limiting the generality of the foregoing clause (a) (except as set forth in any Senior Document), each Senior Secured Party, may, at any time and from time to time, without the consent of, or notice to, any Junior Secured Party, without incurring any liability to any Junior Secured Party and without impairing or releasing the lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of any Junior Secured Party is affected, impaired or extinguished thereby) do any one or more of the following except as otherwise expressly prohibited or conditioned herein:

          change the manner, place or terms of payment or change or extend the time of payment of, or renew, exchange, amend, increase or alter, the terms of any Senior Claim, any Lien in respect of the Credit Agreement Collateral, any guaranty of any Senior Claim, or any liability of any Credit Party incurred directly or indirectly in respect of any of the foregoing (including any increase in or extension of the Senior Claims, without any restriction as to the amount, tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner the Senior Claims, any Liens held by the Senior Agent, the Senior Secured Parties, or any of the Senior Documents;

          sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Credit Agreement Collateral or any liability of any Credit Party to the Senior Agent or any Senior Secured Party, or any liability incurred directly or indirectly in respect thereof;

          settle or compromise any Senior Claim or any other liability of any Credit Party or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including the Senior Claims) in any manner or order; and

          exercise or delay in or refrain from exercising any right or remedy against any security or any Credit Party or any other Person, elect any remedy and otherwise deal freely with the Credit Parties, the Credit Agreement Collateral and any security, any guarantor or any liability of any Credit Party to any Senior Secured Party, or any liability incurred directly or indirectly, in respect of the foregoing;

          The Junior Agent, on behalf of each Junior Secured Party, also agrees that no Senior Secured Party shall have any duty or liability to any Junior Secured Party, and the Junior Agent, on behalf of each Junior Secured Party, hereby waives all claims against each Senior Secured Party arising out of any and all actions which any Senior Secured Party may take or permit or omit to take with respect to: (i) the Senior Documents, (ii) the collection of the Senior Claims, (iii) the foreclosure upon, or sale, liquidation or other disposition of, the Credit Agreement Collateral, (iv) the release of any Lien in respect of any Credit Agreement Collateral, or (v) the maintenance or preservation of the Credit Agreement Collateral, the Senior Claims or otherwise; and

          The Junior Agent, on behalf of each Junior Secured Party, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable Requirement of Law or any other similar rights a junior secured creditor may have under applicable Requirement of Law in respect of any Credit Agreement Collateral.

          Obligations Unconditional. All rights, interests, agreements and obligations hereunder of the Senior Agent and the Senior Secured Parties and the Junior Agent and the Junior Secured Parties shall remain in full force and effect regardless of:

          (a) any lack of validity or enforceability of any Senior Document or any Junior Document and regardless of whether the Liens of the Senior Agent and Senior Secured Parties are not perfected or are voidable for any reason;

          (b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Claims or Junior Claims, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any Senior Document or any Junior Document;

          (c) any exchange, release or lack of perfection of any Lien on any Credit Agreement Collateral or any other asset, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Claims or Junior Claims or any guarantee thereof;

          (d) the commencement of any Insolvency or Liquidation Proceeding in respect of any Credit Party; or

          (e) any other circumstances which otherwise might constitute a defense available to, or a discharge of, any Credit Party in respect of any Secured Claim or of any Junior Secured Party in respect of this Agreement.

          Releases. If in connection with:

          the exercise of the Senior Agent's remedies in respect of the Credit Agreement Collateral provided for in Section 3.1 (Remedies), including any sale, lease, exchange, transfer or other disposition of such Credit Agreement Collateral;

          any sale, lease, exchange, transfer or other disposition of Credit Agreement Collateral permitted under the terms of the Credit Agreement (whether or not an event of default under, and as defined therein, has occurred and is continuing); or

          any agreement between the Senior Agent and the Company to release the Senior Agent's Lien on any portion of the Credit Agreement Collateral or to release any Subsidiary Guarantor from its obligations under its guaranty of the Senior Claims;

the Senior Agent, for itself or on behalf of any of the Senior Secured Parties, releases any of its Liens on any part of the Credit Agreement Collateral (or any Subsidiary Guarantor from its obligations under its guaranty of the Senior Lender Claims), the Liens, if any, of the Junior Agent, for itself or for the benefit of the Junior Secured Parties, on such Credit Agreement Collateral (and the obligations of such Subsidiary Guarantor under its guaranty of the Junior Claims, if any) shall be automatically, unconditionally and simultaneously released and the Junior Agent, for itself or on behalf of any such Junior Secured Party, promptly shall execute and deliver to the Senior Agent or the Company such termination statements, releases and other documents as the Senior Agent or the Company may request and provide to effectively confirm such release.

          Attorney-in-Fact.

          The Junior Agent, on behalf of each Junior Secured Party hereby irrevocably constitutes and appoints the Senior Agent and any officer or agent of such Senior Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Junior Agent or such holder or in such Senior Agent's own name, from time to time in such Senior Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, including any financing statements, endorsements or other instruments or transfer or release. Notwithstanding the grant of the foregoing power of attorney, nothing in this
Section 7.7 is intended to in any way relieve any Credit Party of its obligations to comply with Requirements of Law or applicable obligations with respect to the release of Credit Agreement Collateral under any Collateral Document.

          Without limiting the generality of the foregoing, the Junior Agent hereby gives the Senior Agent and any officer and agent thereof the power and right, on behalf of each Junior Secured Party, without notice to or assent by any Junior Secured Party, to do, prior to the payment in full of the Senior Claims, any of the following with respect to the Credit Agreement Collateral, to the extent such Junior Secured Party would be permitted to do so under the Collateral Documents:

               file of any financing or continuation statement under the UCC or other similar applicable Requirement of Law;

               take possession of, and indorse and collect, either in the name of such Junior Secured Party or its own name, any item that is required to be turned over to the Senior Agent pursuant to Section 4.2 (Payments Over); and

               execute, in connection with any release of any Credit Agreement Collateral described in Section 7.6 (Releases) for which such Junior Secured Party is obligated under such Section 7.6 (Releases) to release or subordinate its Junior Liens, any termination, partial release, endorsement, assignment, other instrument of conveyance or transfer, any subordination agreement or any other document with respect to such Credit Agreement Collateral necessary or appropriate to effect such release or subordination.

          Each Junior Secured Party hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until such time as the Secured Claims are indefeasibly paid and satisfied in full, and thereafter such powers, authorizations and agencies shall terminate.

          Consent of Credit Parties. Each Credit Party hereby consents to the provisions of this Agreement and the intercreditor arrangements provided for herein and agrees that the obligations of the Credit Parties under any Senior Document, Junior Document or other Collateral Document shall not in any way be diminished or otherwise affected by such provisions or arrangements. All references to any Credit Party shall include reference to such Credit Party as a debtor and debtor in possession and any receiver or trustee for such Loan Party in any Insolvency or Liquidation Proceeding. Each Credit Party hereby agrees that, if, pursuant to Section 7.11 (Additional Collateral and Guarantees) of the Credit Agreement, the Company shall be required to cause any Subsidiary that is not a Credit Party to become a Credit Party, or if for any reason the Company desires any such Subsidiary to become a Credit Party, such Subsidiary shall execute and deliver to the Agents an Intercreditor Supplement in substantially the form of Exhibit B (Intercreditor Supplement) attached hereto and shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Credit Party hereto on the Closing Date.

          MISCELLANEOUS

          Conflicts. Except as expressly provided herein, in the event of any conflict between the provisions of this Agreement and the provisions of the Collateral Documents, the provisions of this Agreement shall govern.

          Continuing Nature.

          This Agreement is a continuing agreement of lien subordination and the Senior Secured Parties may continue, at any time and without notice to any Junior Secured Party, to extend credit and other financial accommodations and lend monies constituting Senior Claims on the faith hereof, and this Agreement shall continue to be effective until the payment in full of all Secured Claims irrespective of, and no right or remedy of any Senior Secured Party under this Agreement shall be prejudiced or impaired at any time by, any of the following:
(a) any action described in Section 8.3 (Amendments; Waivers), Section 8.4 (Legends) or Section 3.1(b) (Exercise of Remedies), (b) any lack of validity or enforceability of any Collateral Documents, (c) the commencement of any Insolvency Proceeding or any other Enforcement Action, (d) any act or failure to act on the part of any Credit Party or Senior Secured Party, (e) any noncompliance by any Person with the terms, provisions and covenants of this Agreement or any Collateral Document, regardless of any knowledge thereof that any Senior Secured Party may have or be otherwise charged with or (f) any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Credit Party in respect of any Senior Claims or of any Junior Secured Party in respect of this Agreement or any Junior Document. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding.

          All consents, waivers and other provisions set forth herein for the benefit of the Senior Secured Parties are irrevocable (except in a writing signed by the Senior Secured Parties as provided in Section 8.3 (Amendments; Waivers)), and each Junior Secured Party and Loan Party hereby waives any right under applicable Requirements of Law to revoke any such consent, waiver or other provision of this Agreement.

          Amendments; Waivers.

          No amendment, modification or waiver of any provision of this Agreement shall be deemed to be made unless the same shall be in writing signed by each Agent and (ii) shall have been approved by the Requisite Lenders (other than any amendments or modifications requested by any successor Senior Agent not adversely affecting the Secured Parties) pursuant to Section 11.1 (Amendments, Waivers, Etc.) of the Credit Agreement. Notwithstanding anything to the contrary, the consent of any Credit Party shall not be required for amendments, modifications or waivers of the provisions of this Agreement, except that the Company's consent shall be required for those that (i) affect any obligation or right of any Credit Party hereunder or that would impose any additional obligations on any Credit Party (including such changes under this Section 8.3),
(ii) change the rights of the Credit Parties to make payments in respect of any Secured Claims (except with respect to proceeds of Credit Agreement Collateral in an Enforcement Action). In the case of a waiver of any provision of this Agreement, such waiver shall be effective only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties in any other respect or at any other time. The Agents shall notify the Company of any amendment, modification or waiver effected hereunder; provided, however, that the failure of any Agent to deliver such notice shall not render any such amendment, modification or waiver ineffective.

          Without the prior written consent of the Senior Agent, no Junior Document may be amended, supplemented or otherwise modified or refinanced, and no new Junior Document may be entered into, in each case if the effect of such amendment, supplement, modification, refinancing or new Junior Document is to do any of the following:

               change or amend any other term if such change or amendment would have an adverse effect on the rights and obligations of any Senior Secured Party or the Senior Agent with respect to the Credit Agreement Collateral; or

               contravene any provision of this Agreement.

          Legends. Each Junior Document pursuant to which a Lien is granted or under which rights or remedies with respect to any Lien on the Credit Agreement Collateral are governed shall include the following language:

     NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, CERTAIN LIENS AND SECURITY INTEREST GRANTED PURSUANT TO THIS AGREEMENT AND THE EXERCISE OF ANY RIGHT OR REMEDY HEREUNDER ARE SUBJECT TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT, DATED AS OF ___________, 2006 (THE "INTERCREDITOR AGREEMENT") AMONG CITICORP, USA, INC., AS SENIOR AGENT, THE BANK OF NEW YORK TRUST COMPANY, N.A., AS JUNIOR AGENT AND WCI STEEL ACQUISITION, INC., AND CERTAIN OF ITS SUBSIDIARIES AS CREDIT PARTIES. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE INTERCREDITOR AGREEMENT AND THIS AGREEMENT, THE TERMS OF THE INTERCREDITOR AGREEMENT SHALL GOVERN.

          No Duties. The Senior Agent and the Senior Secured Parties shall have no obligation whatsoever to any Junior Secured Party to ensure that the Credit Agreement Collateral in their possession or under their control is genuine or owned by any Credit Party or to preserve the rights or benefits of any Person except as expressly set forth in this Agreement. None of the Senior Agent or any Senior Secured Party shall have, by reason of this Agreement, any Collateral Document or any other document, a fiduciary relationship with any Junior Secured Party.

          Consent to Jurisdiction; Waiver of Trial by Jury.

          Any legal action or proceeding with respect to this Agreement or any other Collateral Document may be brought in the courts of the State of New York located in the City of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, each party hereto hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto hereby irrevocably waive, to the fullest extent permitted by law, any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

          Each party hereto hereby irrevocably consents, to the fullest extent permitted by law, to the service of any and all legal process, summons, notices and documents in any suit, action or proceeding brought in the United States of America arising out of or in connection with this Agreement by the mailing (by registered or certified mail, postage prepaid) or delivering of a copy of such process to such party at its address specified in Section 8.7 (Notices). Each party hereto agrees, to the fullest extent permitted by law, that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

          Nothing contained in this Section 8.6 shall affect the right of any Agent or any Secured Party to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against the Company or any other Credit Party in any other jurisdiction.

          EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT.

          Notices. Any notice or other communication herein (i) to the Senior Agent or any Credit Party shall be made in accordance with Section 11.8 (Notices, Etc.) of the Credit Agreement and (ii) to the Junior Agent shall be sent to 222 Berkeley Street, 2nd Floor, Boston, MA 02116, Attn: Peter Murphy.

          Governing Law. This Agreement has been delivered and accepted at and shall be deemed to have been made at New York, New York and shall be interpreted, and the rights and liabilities of the parties bound hereby determined, in accordance with the laws of the State of New York.

          Specific Performance. The Senior Agent and the Secured Parties may demand specific performance of this Agreement. The Junior Agent, on behalf of each Junior Secured Party, hereby irrevocably waive any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the Senior Agent or any Senior Secured Party.

          Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

          Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same document. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document.

          No Third Party Beneficiaries. This Agreement shall be binding upon, and the rights and benefits hereof shall inure to the benefit of, the Secured Parties and each of their respective permitted successors and assigns, and no other Person shall have or be entitled to assert rights or benefits hereunder (except the Credit Parties solely with respect to Section 8.2 (b) (Continuing Nature), as to which Section each Credit Party is an express third party beneficiary). To the extent applicable, this Agreement shall be binding upon the Credit Parties and their respective permitted successors and assigns, and each Credit Party shall cause each of its Subsidiaries, to the extent such Subsidiary becomes or is required to become a Credit Party, to comply with the terms of this Agreement.

          Further Assurances. Each of the Credit Parties and the Junior Agent, on behalf of each Junior Secured Party, agrees that each such Person shall, at the Credit Parties' expense, take such further action and execute and deliver to the Agents and the Senior Agent, on behalf of each Senior Secured Party, such additional documents and instruments (in recordable form, if requested), in each case, as the Senior Agent may reasonably request to effectuate the terms of this Agreement.

                            [SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                        CITICORP USA, INC.,
                                        as Senior Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        THE BANK OF NEW YORK TRUST COMPANY,
                                        N.A.,
                                        as Junior Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

ACCEPTED AND AGREED this ___ day of
May, 2006

                                        WCI STEEL ACQUISITION, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        WCI STEEL METALLURGICAL SERVICES
                                        ACQUISITION, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        WCI STEEL PRODUCTION CONTROL SERVICES
                                        ACQUISITION, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        YOUNGSTOWN SINTER ACQUISITION COMPANY


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        WCI STEEL SALES ACQUISITION, L.P.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

================================================================================

                             INTERCREDITOR AGREEMENT

                                   dated as of

                                   May 1, 2006

                                      among

                    THE BANK OF NEW YORK TRUST COMPANY, N.A.,

                         as First Lien Collateral Agent

                                       and

                            WILMINGTON TRUST COMPANY,

                         as Second Lien Collateral Agent

                                       and

                                 WCI STEEL, INC.

================================================================================

                  [SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
ARTICLE I DEFINITIONS....................................................     2
   SECTION 1.01  Certain Defined Terms...................................     2
   SECTION 1.02. Other Defined Terms.....................................     2
   SECTION 1.03. Terms Generally.........................................     6

ARTICLE II LIEN PRIORITIES...............................................     7
   SECTION 2.01. Relative Priorities.....................................     7
   SECTION 2.02. Prohibition on Contesting Liens.........................     7
   SECTION 2.03. No New Liens............................................     7
   SECTION 2.04. Similar Liens and Agreements............................     7

ARTICLE III ENFORCEMENT OF RIGHTS; MATTERS RELATING TO COLLATERAL........     8
   SECTION 3.01. Exercise of Rights and Remedies.........................     8
   SECTION 3.02. Insurance and Condemnation Awards.......................     9

ARTICLE IV PAYMENTS......................................................     9
   SECTION 4.01. Payment after Default in Insolvency.....................     9
   SECTION 4.02. Payment after Default Prior to an Insolvency............     9
   SECTION 4.03. Appointment of Attorney-in-Fact.........................    10

ARTICLE V OTHER AGREEMENTS...............................................    10
   SECTION 5.01. Matters Relating to Lien Documents......................    10
   SECTION 5.02. Reinstatement...........................................    10
   SECTION 5.03. Further Assurances......................................    11

ARTICLE VI REPRESENTATIONS AND WARRANTIES................................    11
   SECTION 6.01. Representations and Warranties of Each Party............    11
   SECTION 6.02. Representations and Warranties of Second Collateral
                 Agent...................................................    11

ARTICLE VII NO RELIANCE; NO LIABILITY; OBLIGATIONS ABSOLUTE..............    11
   SECTION 7.01. No Reliance; Information................................    11
   SECTION 7.02. No Warranties or Liability..............................    12
   SECTION 7.03. Obligations Absolute....................................    13

ARTICLE VIII MISCELLANEOUS...............................................    14
   SECTION 8.01. Notices.................................................    14

                                TABLE OF CONTENTS
                                   (continued)

                                                                            PAGE
                                                                            ----
   SECTION 8.02. Conflicts...............................................    14
   SECTION 8.03. Effectiveness; Survival.................................    15
   SECTION 8.04. Severability............................................    15
   SECTION 8.05. Amendments; Waivers.....................................    15
   SECTION 8.06. Applicable Law; Jurisdiction; Consent to Service of
                 Process.................................................    15
   SECTION 8.07. Waiver of Jury Trial....................................    16
   SECTION 8.08. Parties in Interest.....................................    16
   SECTION 8.09. Specific Performance....................................    16
   SECTION 8.10. Headings................................................    16
   SECTION 8.11. Counterparts............................................    17
   SECTION 8.12. Provisions to Define Relative Rights....................    17
   SECTION 8.13. Incorporation by Reference..............................    17

     INTERCREDITOR AGREEMENT dated as of May 1, 2006 (this "AGREEMENT"), among THE BANK OF NEW YORK TRUST COMPANY, N.A. ("THE BANK OF NEW York"), as the Collateral Trustee (the "COLLATERAL TRUSTEE" or the "FIRST LIEN COLLATERAL AGENT"), WILMINGTON TRUST COMPANY ("WILMINGTON TRUST"), as collateral agent for the Second Lien Holders (as defined below) (in such capacity, the "SECOND LIEN COLLATERAL AGENT") and WCI STEEL, INC., a Delaware corporation ("WCI").

                              PRELIMINARY STATEMENT

     Reference is made to (a) the Basic Labor Agreement dated as of May 1, 2006 (the "LABOR AGREEMENT"), between WCI and the United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied Industrial and Serviceworkers Union, AFL-CIO, or its successor on behalf of the employees of WCI at its facilities in Ohio, (b) $100,000,000 of Senior Secured 8% Notes dated as of May 1, 2006 (the "SECOND LIEN NOTES"), issued by WCI to the holders of the Second Lien Notes (the "SECOND LIEN HOLDERS"), (c) the Open-End Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated as of April 28, 2006 (the "FIRST LIEN MORTGAGE"), between WCI and the First Lien Collateral Agent (pursuant to and in accordance with Collateral Trust Agreement, as hereinafter defined), (d) the Open-End Mortgage, Assignment of Rents, Security Agreement and Fixture Filing, dated as of April 28, 2006 (the "SECOND LIEN MORTGAGE"), between WCI and the Second Lien Collateral Agent, (e) the Collateral Trust Agreement dated as of May 1, 2006 (the "COLLATERAL TRUST AGREEMENT"), between WCI and the First Lien Collateral Agent, and (f) In re WCI Steel, Inc., an Ohio corporation, et al, Noteholders' Modified Plan of Reorganization under Chapter 11 of the Bankruptcy Code (initially filed by the Noteholders (as defined therein) on December 23, 2005, December 27, 2005, January 17, 2006, January 25, 2006, March 9, 2006 and
March 24, 2006 and as may be further amended, supplemented or otherwise modified from time to time) US Bankruptcy Court Northern District of Ohio Eastern Division, Case No. 05-81439 (Akron) (the "NOTEHOLDERS' MODIFIED Plan").

                                    RECITALS

          A. Pursuant to the Labor Agreement, WCI has agreed to pay the Hardship Contribution for the benefit of the Hardship Beneficiaries, as defined in the Labor Agreement, upon certain triggering events specified in the Labor Agreement. Payment of the Hardship Contribution is guaranteed by the Collateral, including a first priority security interest in the Mortgaged Property (as defined in the First Lien Mortgage and Second Lien Mortgage) granted by WCI in favor of the Collateral Trustee.

          B. Pursuant to the Noteholders' Modified Plan, the Second Lien Holders will receive the Second Lien Notes secured by Liens on the Collateral with such security interest being junior to only the First Priority Liens.

          C. The Labor Agreement requires, among other things, that the parties thereto, set forth in this Agreement, among other things, their respective rights and remedies with respect to the Collateral.

          Accordingly, the parties hereto agree as follows:

                                   DEFINITIONS

          Section 1.01 CERTAIN DEFINED TERMS. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings set forth in the Labor Agreement, the Indenture, the Second Lien Notes, the First Lien Mortgage or the Second Lien Mortgage, as applicable.

          Section 1.02 OTHER DEFINED TERMS. As used in the Agreement, the following terms shall have the meanings specified below:

          "THE BANK OF NEW YORK" shall have the meaning ascribed to such term in the preamble to this Agreement.

          "BANKRUPTCY CODE" shall mean Title 11 of the United States Code entitled "Bankruptcy," as now and hereinafter in effect, or any successor statute.

          "BANKRUPTCY LAW" shall mean the Bankruptcy Code and any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law.

          "COLLATERAL" shall mean, collectively, the First Lien Collateral and the Second Lien Collateral.

          "COLLATERAL AGENTS" shall mean the First Lien Collateral Agent and the Second Lien Collateral Agent.

          "COLLATERAL TRUST AGREEMENT" shall have the meaning ascribed to such term in the recitals of this Agreement.

          "COLLATERAL TRUSTEE" shall have the meaning ascribed to such term in the preamble to this Agreement.

          "DISCHARGE OF FIRST LIEN OBLIGATIONS" shall mean, subject to Section 5.02, (a) payment in full in cash of the principal of all Indebtedness outstanding under the First Lien Documents, and (b) payment in full, in cash, of all other First Lien Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal is paid.

          "DISCHARGE OF SECOND LIEN OBLIGATIONS" shall mean, subject to Section 5.02, (a) payment in full in cash of the principal of and interest (including interest accruing during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such Insolvency or Liquidation Proceeding) and premium, if any, on all Indebtedness outstanding under the Second Lien Documents, and (b) payment in full, in cash, of all other Second Lien Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid.

          "DISPOSE" shall have a correlative meaning to Disposition.

          "DISPOSITION" shall mean any sale, lease, exchange, transfer or other disposition.

          "FIRST LIEN COLLATERAL" shall mean all "Collateral", as defined in the First Lien Mortgage, the Collateral Trust Agreement and any other assets of WCI or any Subsidiary now or at any time hereafter subject to Liens securing any First Lien Obligations.

          "FIRST LIEN COLLATERAL AGENT" shall have the meaning ascribed to such term in the preamble to this Agreement.

          "FIRST LIEN DOCUMENTS" shall mean the Labor Agreement, the First Lien Mortgage, the Collateral Trust Agreement, this Agreement, and any other agreement, document or instrument pursuant to which a Lien is granted securing any First Lien Obligations or under which rights or remedies with respect to any such Liens are governed.

          "FIRST LIEN MORTGAGE" shall have the meaning ascribed to such term in the preliminary statement of this Agreement.

          "FIRST LIEN OBLIGATIONS" shall mean the obligations of WCI to contribute, guarantee and secure the Hardship Contribution. To the extent any payment with respect to the First Lien Obligations (whether by or on behalf of any Grantor, as proceeds of security, enforcement of any right of set-off or otherwise) is declared to be fraudulent or preferential in any respect, set aside or required to be paid or turned over to a debtor in possession, trustee, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

          "FIRST LIEN SECURED PARTIES" shall mean, at any time, (a) the First Lien Collateral Agent and the successors, replacements and assigns of each of the foregoing.

          "FIRST PRIORITY LIENS" shall mean all Liens on the First Lien Collateral to secure the First Lien Obligations, whether created under the First Lien Documents or acquired by possession, statute, operation of law, subrogation or otherwise.

          "FORECLOSURE" shall mean any exercise by or on behalf of the Second Lien Secured Parties of remedies available under applicable law with respect to the Collateral upon a default under the Second Lien Obligations, which results in a transfer of title to, or control or possession of, or a sale, liquidation or other Disposition of, the Collateral. The term "Foreclosure" shall include, without limitation, any one or more of the following events, if they occur in connection with a default under the Second Lien Obligations: (i) a transfer of any of the Collateral by judicial foreclosure; (ii) a transfer of any of the Collateral by deed in lieu of foreclosure; (iii) a transfer of any of the Collateral resulting from an order given in an Insolvency or Liquidation Proceeding; (iv) if title to the Collateral is held by a tenant under a ground lease, an assignment of the tenant's interest in such ground lease; or (v) a transfer through any similar judicial or non-judicial exercise of the remedies by or on behalf of the Second Lien Secured Parties.

          "GOVERNMENTAL AUTHORITY" shall mean any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

          "GRANTORS" shall mean WCI and each Subsidiary that shall have created or purported to create any First Priority Lien or Second Priority Lien on all or any part of its assets to secure any First Lien Obligations or any Second Lien Obligations.

          "HARDSHIP CONTRIBUTION" shall have the meaning ascribed to such term in the Labor Agreement.

          "INDEBTEDNESS" shall mean and includes all obligations that constitute "Indebtedness", under or as defined in the Labor Agreement or the Indenture, as applicable.

          "INDENTURE" means the Indenture dated as of May 1, 2006 for the issuance of the Second Lien Notes.

          "INSOLVENCY OR LIQUIDATION PROCEEDING" shall mean (a) any voluntary or involuntary case or proceeding under the Bankruptcy Code or any other Bankruptcy Law with respect to any Grantor, (b) any voluntary or involuntary appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Grantor or for a substantial part of the property or assets of any Grantor, (c) any voluntary or involuntary winding-up or liquidation of any Grantor, or (d) a general assignment for the benefit of creditors by any Grantor.

          "LABOR AGREEMENT" shall have the meaning ascribed to such term in the preliminary statement of this Agreement.

          "LIEN" shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, encumbrance, claim, assignment, hypothecation, charge or security interest of any kind or any arrangement to provide priority or preference or any filing of any financing statement under the UCC or any other similar notice of lien under any similar notice or recording statute of any Governmental Authority, including any casement, right-of-way or other encumbrance on title to real property, in each of the foregoing cases whether voluntary or imposed by law, and any agreement to give any of the foregoing (other than operating leases), (b) the interest of a vendor or a lesser under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

          "LIEN DOCUMENTS" shall mean the First Lien Documents and the Second Lien Documents.

          "NOTEHOLDERS' MODIFIED PLAN" shall have the meaning ascribed to such term in the preliminary statement of this Agreement.

          "OTHER RESERVED PROCEEDS" shall have the meaning ascribed to such term in SECTION 4.01 of this Agreement.

          "RESERVED PROCEEDS" shall have the meaning ascribed to such term in
SECTION 4.01 of this Agreement.

          "SECOND LIEN COLLATERAL" shall mean all "Collateral", as defined in the Second Lien Mortgage, and any other assets of WCI or any Subsidiary now or at any time hereafter subject to Liens securing any Second Lien Obligations.

          "SECOND LIEN COLLATERAL AGENT" shall have the meaning ascribed to such term in the preamble to this Agreement.

          "SECOND LIEN DOCUMENTS" shall mean the Second Lien Notes, the Second Lien Mortgage, the Indenture, this Agreement, and any other agreement, document or instrument pursuant to which a Lien is granted to secure any Second Lien Obligations or under which rights or remedies with respect to any such Liens are governed.

          "SECOND LIEN HOLDERS" shall have the meaning ascribed to such term in the preliminary statement of this Agreement.

          "SECOND LIEN MORTGAGE" shall have the meaning ascribed to such term in the preliminary statement of this Agreement.

          "SECOND LIEN NOTES" shall have the meaning ascribed to such term in the preliminary statement of this Agreement.

          "SECOND LIEN OBLIGATIONS" shall mean the "Obligations", as defined in the Indenture and/or the Second Lien Notes. To the extent any payment with respect to the Second Lien Obligations (whether by or on behalf of any Grantor, as proceeds of security, enforcement of any right of set-off or otherwise) is declared to be fraudulent or preferential in any respect, set aside or required to be paid or turned over to a debtor in possession, trustee, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred. "SECOND LIEN OBLIGATIONS" shall include all interest accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding, accrue) after commencement of an Insolvency or Liquidation Proceeding in accordance with the rate specified in the relevant Second Lien Document whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding.

          "SECOND LIEN SECURED PARTIES" shall mean, at any time, (a) the Second Lien Holders, (b) the Second Lien Collateral Agent, (c) each other person to whom any of the Second Lien Obligations (including indemnification obligations) is owed and (d) the successors, replacements and assigns of each of the foregoing.

          "SECOND PRIORITY LIENS" shall mean all Liens on the Second Lien Collateral to secure the Second Lien Obligations, whether created under the Second Lien Documents or acquired by possession, statute, operation of law, subrogation or otherwise.

          "SECURED PARTIES" shall mean, collectively the First Lien Secured Parties and the Second Lien Secured Parties.

          "SECURITY DOCUMENTS" shall mean the First Lien Mortgage and the Second Lien Mortgage.

          "SUBSIDIARY" shall mean, with respect to any person (herein referred to as the "PARENT"), any corporation, partnership, association or other business entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, owned, controlled or held, or (b) that is, at the time any determination is made, otherwise controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

          "SUBSIDIARY" shall mean any direct or indirect subsidiary of WCI.

          "UNIFORM COMMERCIAL CODE" or "UCC" shall mean the Uniform Commercial Code (or any similar or equivalent legislation) as in effect from time to time in any applicable jurisdiction.

          "WCI" shall have the meaning ascribed to such term in the preamble to this Agreement.

          "WILMINGTON TRUST" shall have the meaning ascribed to such term in the preamble to this Agreement.

          SECTION 1.03. TERMS GENERALLY. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified, (b) any reference herein (i) to any person shall be construed to include such person's successors and assigns and (ii) to WCI or any other Grantor shall be construed to include WCI or such Grantor as debtor and debtor-in-possession and any receiver or trustee for WCI or any other Grantor, as the case may be, in any Insolvency or Liquidation Proceeding, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles or Sections shall be construed to refer to Articles or Sections of this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

                                 LIEN PRIORITIES

          SECTION 2.01. RELATIVE PRIORITIES. Notwithstanding the date, manner or order of grant, attachment or perfection of any Second Priority Lien or any First Priority Lien, and notwithstanding any provision of the UCC or any other applicable law or the provisions of any Security Document or any other Lien Document or any other circumstance whatsoever, the Second Lien Collateral Agent, for itself and on behalf of the other Second Lien Secured Parties, hereby agrees that, so long as the Discharge of First Lien Obligations has not occurred, (a) any First Priority Lien now or hereafter held by or for the benefit of any First Lien Secured Party shall be senior in right, priority, operation, effect and all other respects to any and all Second Priority Liens and (b) any Second Priority Lien now or hereafter held by or for the benefit of any Second Lien Secured Party shall be junior and subordinate in right, priority, operation, effect and all other respects to any and all First Priority Liens. The First Priority Liens shall be and remain senior in right, priority, operation, effect and all other respects to any Second Priority Liens for all purposes, whether or not any First Priority Liens are subordinated in any respect to any other Lien securing any other obligation of WCI, any other Grantor or any other person.

          SECTION 2.02. PROHIBITION ON CONTESTING LIENS. Each of the First Lien Collateral Agent, for itself and on behalf of the other First Lien Secured Parties, and the Second Lien Collateral Agent, for itself and on behalf of the other Second Lien Secured Parties, agrees that it will not, and hereby waives any right to, contest or support any other person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity or enforceability of any Second Priority Lien or any First Priority Lien, as the case may be; provided that nothing in this Agreement shall be construed to prevent or impair the rights of the First Lien Collateral Agent, the Second Lien Collateral Agent or any other First Lien Secured Party or any other Second Lien Secured Party to enforce this Agreement.

          SECTION 2.03. NO NEW LIENS. The parties hereto agree that, so long as the Discharge of First Lien Obligations has not occurred, none of the Grantors shall, or shall permit any of its Subsidiaries to, (a) grant or permit any additional Liens on any asset to secure any Second Lien Obligation unless it has granted, or concurrently therewith grants, a Lien on such asset to secure the First Lien Obligations or (b) grant or permit any additional Liens on any asset to secure any First Lien Obligations unless it has granted, or concurrently therewith grants, a Lien on such asset to secure the Second Lien Obligations, in each case, with each such Lien to be subject to the provisions of this Agreement. To the extent that the provisions of the immediately preceding sentence are not complied with for any reason, without limiting any other right or remedy available to the First Lien Collateral Agent, the Second Lien Collateral Agent agrees, for itself and on behalf of the other Second Lien Secured Parties, that any amounts received by or distributed to any Second Lien Secured Party pursuant to or as a result of any Lien granted in contravention of this SECTION 2.03 shall be treated as Reserve Proceeds or Other Reserved Proceeds, mutatis mutandis under ARTICLE IV hereof.

          SECTION 2.04. SIMILAR LIENS AND AGREEMENTS. The parties hereto acknowledge and agree that it is their intention that the First Lien Collateral and the Second Lien Collateral be identical. In furtherance of the foregoing, the parties hereto agree:

          (a) to cooperate in good faith in order to determine, upon any request by the First Lien Collateral Agent or the Second Lien Collateral Agent, the specific assets included in the First Lien Collateral and the Second Lien Collateral, the steps taken to perfect the First Priority Liens and the Second Priority Liens thereon and the identity of the respective parties obligated under the First Lien Documents and the Second Lien Documents;

          (b) that the documents, agreements and instruments creating or evidencing the First Lien Collateral and the First Priority Liens shall be substantially identical in form and substance as the documents, agreements and instruments creating or evidencing the Second Lien Collateral and the Second Priority Liens, other than with respect to the first priority and second priority nature of the Liens created or evidenced thereunder; and

          (c) the Second Lien Collateral Agent, for itself and on behalf of the other Second Lien Secured Parties, agrees that any amounts received by or distributed to any of the Second Lien Secured Parties pursuant to or as a result of Second Priority Liens on assets that are not subject to the First Priority Liens shall be subject to Section 4.01.

                                   ARTICLE III

              ENFORCEMENT OF RIGHTS; MATTERS RELATING TO COLLATERAL

          SECTION 3.01. EXERCISE OF RIGHTS AND REMEDIES.

          (a) Whether or not any Insolvency or Liquidation Proceeding has been commenced, the First Lien Collateral Agent and the other First Lien Secured Parties on the one hand and the Second Lien Collateral Agent and the Second Lien Secured Parties on the other hand shall each have their respective rights to enforce rights and exercise remedies (including any right of setoff) with respect to the Collateral (including making determinations regarding the release, Disposition or restrictions with respect to the Collateral), or to commence or seek to commence any action or proceeding with respect to such rights or remedies (including any foreclosure action or proceeding or any Insolvency or Liquidation Proceeding), in each case, without any consultation with or the consent of the Second Lien Collateral Agent or any other Second Lien Secured Party or the First Lien Collateral Agent or any other First Lien Secured Party, respectively; provided that no such action is, or could reasonably be expected to be, inconsistent with the terms of this Agreement.

          (b) In exercising rights and remedies with respect to the Collateral, each Collateral Agent and the other Secured Parties may enforce the provisions of their respective Lien Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to Dispose of Collateral upon foreclosure, to incur expenses in connection with any such Disposition and to exercise all the rights and remedies of a secured creditor under the Uniform Commercial Code, the Bankruptcy Code or any other Bankruptcy Law, provided that no such action is, or could reasonably be expected to be, inconsistent with the terms of this Agreement

          (c) Nothing in this Agreement shall prohibit the receipt by the Second Lien Collateral Agent or any other Second Lien Secured Party of the required regular payments of principal, premium, interest, fees and other amounts due under the Second Lien Documents.

          (d) The Second Lien Collateral Agent, for itself and on behalf of the other Second Lien Secured Parties, hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Second Lien Document (other than this Agreement) shall be deemed to restrict in any way the rights and remedies of the First Lien Collateral Agent or the other First Lien Secured Parties with respect to the Collateral as set forth in this Agreement and the First Lien Documents.

          SECTION 3.02. INSURANCE AND CONDEMNATION AWARDS. To the extent the Second Lien Collateral Agent receives insurance proceeds or a condemnation award on account of its interest in the Collateral, it shall administer such funds as provided for in Section 9 of the Collateral Trust Agreement as if WCI were administering such funds.

                                   ARTICLE IV

                                    PAYMENTS

          SECTION 4.01. PAYMENT AFTER DEFAULT IN INSOLVENCY. If, after an "Event of Default" under the Indenture, but prior to the Second Lien Collateral Agent consummating a Foreclosure thereunder, an Insolvency or Liquidation Proceeding of WCI has occurred, then the Second Lien Collateral Agent shall hold the first $75,000,000, whether in cash or in-kind (the "Reserved Proceeds") of any dividend, distribution, payment, or receipt of any other assets in connection with such Insolvency or Liquidation Proceeding on account of the Second Lien Mortgage, in trust for the benefit of the First Lien Collateral Agent, until the earliest to occur of (i) the termination of the WCI/USW Defined Benefit Plan; or
(ii) (A) the effective date of a confirmed plan of reorganization in such proceeding, or (B) the dismissal of such Insolvency or Liquidation Proceeding; provided, however, that if the termination of the WCI/USW Defined Benefit Plan occurs before such termination of insolvency proceedings or pursuant to such plan of reorganization, then the Second Lien Collateral Agent shall thereupon pay the Reserved Proceeds to the First Lien Collateral Agent at such time.

          SECTION 4.02. PAYMENT AFTER DEFAULT PRIOR TO AN INSOLVENCY. If, after an "Event of Default" under the Indenture, but prior to an Insolvency or Liquidation Proceeding of WCI, the Second Lien Collateral Agent consummates one or more Foreclosures under the Indenture, then

          (a) the Second Lien Collateral Agent shall hold the first $75,000,000, whether in cash or in-kind, of the proceeds of such Foreclosures, in the aggregate, in trust (the "Other Reserved Proceeds") for the First Lien Collateral Agent, until the earliest to occur of:

     (1) (i) one (1) year after the latest such Foreclosure; or

          (ii) if an Insolvency or Liquidation Proceeding of WCI is commenced within such one-year period, (A) the effective date of a confirmed plan of reorganization in such proceeding or (B) the dismissal of such Insolvency or Liquidation Proceeding, or

          (iii) if proceedings with a view to termination of the WCI/USW Defined Benefit Plan ("plan termination proceedings") are initiated within such one-year period, the date of the conclusion of such plan termination proceedings; or

     (2) the termination of the WCI/USW Defined Benefit Plan; and

; provided, however, that if the termination of the WCI/USW Defined Benefit Plan occurs before the expiration of such one-year period or during or pursuant to such Insolvency or Liquidation Proceeding or such plan termination proceedings, as applicable, then the Second Lien Collateral Agent shall thereupon pay such Other Reserved Proceeds to the First Lien Collateral Agent.

          SECTION 4.03. APPOINTMENT OF ATTORNEY-IN-FACT. Until the Discharge of Second Lien Obligations occurs, the First Lien Collateral Agent, hereby appoints the Second Lien Collateral Agent, and any officer or agent of the Second Lien Collateral Agent, with full power of substitution, the attorney-in-fact of each First Lien Secured Party for the purpose of carrying out the provisions of this
Article IV and taking any action and executing any instrument that the Second Lien Collateral Agent may deem necessary or advisable to accomplish the purposes of this Article IV, which appointment is irrevocable and coupled with an interest.

                                    ARTICLE V

                                OTHER AGREEMENTS

          SECTION 5.01. MATTERS RELATING TO LIEN DOCUMENTS.

          (a) The First Lien Documents may be amended, supplemented or otherwise modified in accordance with their terms, in each case, without the consent of any Second Lien Secured Party; provided, however, that without the consent of the Second Lien Collateral Agent, no such amendment, supplement or modification shall (i) contravene any provision of this Agreement or (ii) result in the aggregate principal amount of Indebtedness outstanding under the First Lien Documents (as so amended, supplemented or modified) to exceed $75,000,000.

          (b) The Second Lien Documents may be amended, supplemented or otherwise modified in accordance with their terms, in each case, without the consent of any First Lien Secured Party; provided, however, that without the consent of the First Lien Collateral Agent, no such amendment, supplement or modification shall contravene any provision of this Agreement.

          (c) Each of WCI and the Second Lien Collateral Agent agrees that the Second Lien Notes and the Second Lien Mortgage shall contain the applicable provisions set forth on Annex I hereto, or similar provisions approved by the First Lien Collateral Agent.

          SECTION 5.02. REINSTATEMENT. If, in any Insolvency or Liquidation Proceeding or otherwise, all or part of any payment with respect to the First Lien Obligations or the Second Lien Obligations previously made shall be rescinded for any reason whatsoever, then the First Lien Obligations or the Second Lien Obligations, as the case may be, shall be reinstated to the extent of the amount so rescinded and, if theretofore terminated, this Agreement shall be reinstated in full force and effect and such prior termination shall not diminish, release, discharge, impair or otherwise affect the Lien priorities and the relative rights and obligations of the First Lien Secured Parties and the Second Lien Secured Parties provided for herein.

          SECTION 5.03. FURTHER ASSURANCES. Each of the First Lien Collateral Agent, for itself and on behalf of the other First Lien Secured Parties, and the Second Lien Collateral Agent, for itself and on behalf of the other Second Lien Secured Parties, and each Grantor party hereto, for itself and on behalf of its subsidiaries, agrees that it will execute, or will cause to be executed, any and all further documents, agreements and instruments, and take all such further actions, as may be required under any applicable law, or which the First Lien Collateral Agent or the Second Lien Collateral Agent may reasonably request, to effectuate the terms of this Agreement, including the relative Lien priorities provided for herein.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

          SECTION 6.01. REPRESENTATIONS AND WARRANTIES OF EACH PARTY. Each party hereto represents and warrants to the other parties hereto as follows:

          (a) Such party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to execute and deliver this Agreement and perform its obligations hereunder.

          (b) This Agreement has been duly executed and delivered by such party and constitutes a legal, valid and binding obligation of such party, enforceable in accordance with its terms.

          (c) The execution, delivery and performance by such party of this Agreement (i) do not require any consent or approval of, registration or filing with or any other action by any Governmental Authority and (ii) will not violate any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of such party or any order of any governmental authority or any provision of any indenture, agreement or other instrument binding upon such party.

          SECTION 6.02. REPRESENTATIONS AND WARRANTIES OF SECOND COLLATERAL AGENT. The Second Lien Collateral Agent represents and warrants to the other parties hereto that it has been authorized by its respective Secured Parties to enter into this Agreement.

                                   ARTICLE VII

                 NO RELIANCE; NO LIABILITY; OBLIGATIONS ABSOLUTE

          SECTION 7.01. NO RELIANCE; INFORMATION.

          (a) (i) The Second Lien Collateral Agent, for itself and on behalf of its Secured Party, acknowledges that its Secured Party has, independently and without reliance upon the First Lien Collateral Agent and based on such documents and information as they have deemed appropriate, made their own credit analysis and decision to enter into the Lien Documents to which they are party and (ii) its Secured Party will, independently and without reliance upon on the First Lien Collateral Agent, and based on such documents and information as they shall from time to time deem appropriate, continue to make their own credit decision in taking or not taking any action under this Agreement or any other Loan Document to which they are party.

          (b) (i) The First Lien Collateral Agent acknowledges that it has not relied on the Second Lien Collateral Agent or Second Lien Secured Party in its decision to enter into the Lien Documents to which it is a party and will without reliance upon on the Second Lien Collateral Agent continue to make decision in taking or not taking any action under this Agreement or other related document to which it is a party.

          (c) Except as necessary to comply with their express respective contractual obligations under the terms and conditions of this Agreement, the First Lien Collateral Agent and the Second Lien Secured Parties shall have no duty to disclose to each other, any information relating to WCI or any of the Subsidiaries, or any other circumstance bearing upon the risk of nonpayment of any of the Obligations, that is known or becomes known to any of them or any of their Affiliates. In the event any First Lien Collateral Agent or any Second Lien Secured Party, in its sole discretion, undertakes at any time or from time to time to provide any such information it shall be under no obligation (i) to make, and shall not make or be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of the information so provided, (ii) to provide any additional information or to provide any such information on any subsequent occasion or (iii) to undertake any investigation.

          SECTION 7.02. NO WARRANTIES OR LIABILITY.

          (a) The First Lien Collateral Agent acknowledges and agrees that, except for the representations and warranties set forth in Article VI, neither the Second Lien Collateral Agent nor any other Second Lien Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Second Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. The Second Lien Collateral Agent, for itself and on behalf of the other Second Lien Secured Parties, acknowledges and agrees that, except for the representations and warranties set forth in Article VI, the First Lien Collateral Agent has not made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the First

Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon.

          (b) The Second Lien Collateral Agent and the other Second Lien Secured Parties shall have no express or implied duty to the First Lien Collateral Agent and the First Lien Collateral Agent shall have no express or implied duty to the Second Lien Collateral Agent or any other Second Lien Secured Party, to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of a default or an event of default under any First Lien Document and any Second Lien Document (other than, in each case, this Agreement), regardless of any knowledge thereof which they may have or be charged with.

          (c) The Second Lien Collateral Agent, for itself and on behalf of the other Second Lien Secured Parties, agrees that the First Lien Collateral Agent shall have no liability to the Second Lien Collateral Agent or any other Second Lien Secured Party, and hereby waives any claim against the First Lien Collateral Agent, arising out of any and all actions which the First Lien Collateral Agent may take or permit or omit to take with respect to (i) the First Lien Documents (other than this Agreement), (ii) the collection of the First Lien Obligations or (iii) the maintenance of, the preservation of, the foreclosure upon or the Disposition of any Collateral.

          (d) The First Lien Collateral Agent agrees that no Second Lien Secured Party shall have any liability to the First Lien Collateral Agent and hereby waives any claim against any Second Lien Secured Party, arising out of any and all actions which the Second Lien Collateral Agent or the other Second Lien Secured Parties may take or permit or omit to take with respect to (i) the Second Lien Documents (other than this Agreement), (ii) the collection of the Second Lien Obligations or (iii) the maintenance of, the preservation of, the foreclosure upon or the Disposition of any Collateral.

          SECTION 7.03. OBLIGATIONS ABSOLUTE. The Lien priorities provided for herein and the respective rights, interests, agreements and obligations hereunder of the First Lien Collateral Agent and the Second Lien Collateral Agent and the Second Lien Secured Party shall remain in full force and effect irrespective of

          (a) any lack of validity or enforceability of any Lien Document;

          (b) any change in the time, place or manner of payment of, or in any other term of, all or any portion of the First Lien Obligations or the Second Lien Obligations;

          (c) any amendment, waiver or other modification, whether by course of conduct or otherwise, of any Lien Document (other than this Agreement);

          (d) the securing of any First Lien Obligations or Second Lien Obligations with any additional collateral or guarantees, or any exchange, release, voiding, avoidance or non-perfection of any security interest in any Collateral or any other collateral or any release of any guarantee securing any First Lien Obligations or Second Lien Obligations; or

          (e) any other circumstances that otherwise might constitute a defense available to, or a discharge of, WCI or any other Grantor in respect of the First Lien

     Obligations, the Second Lien Obligations or this Agreement, or any of the First Lien Secured Parties or any of the Second Lien Secured Parties in respect of this Agreement.

                                  ARTICLE VIII

                                  MISCELLANEOUS

          SECTION 8.01. NOTICES. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax, as follows:

If to the Grantor, WCI:                   WCI Steel, Inc.
                                          1040 Pine Avenue, SE
                                          Warren, Ohio 44483-6528
                                          Attention: Chief Financial Officer
                                          Facsimile: ______________

with a copy to:                           McDermott Will & Emery LLP
                                          28 State Street
                                          Boston, MA 02109
                                          Attention: Dennis J. White, Esq.
                                          Facsimile: (617) 535-3800

If to the First Lien Collateral Agent:    The Bank of New York Trust Company, N.A.
                                          222 Berkeley Street 2nd Floor
                                          Boston, MA 02116
                                          Attention: Peter Murphy
                                          Facsimile: (617) 351-2401

If to the Second Lien Collateral Agent:   Wilmington Trust Company
                                          Rodney Square North
                                          1100 Market Street
                                          Wilmington, DE 19890
                                          Attention: Corporate Trust Administrator
                                          Fax: (302) 636-4145

               All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by fax or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 8.01 or in accordance with the latest unrevoked direction from such party given in accordance with this
          Section 8.01. As agreed to among WCI and any Collateral Agent from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable person provided from time to time by such person.

          SECTION 8.02. CONFLICTS. In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of the other Lien Documents, the provisions of this Agreement shall control.

          SECTION 8.03. EFFECTIVENESS; SURVIVAL. This Agreement shall become effective when executed and delivered by the parties hereto. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding.

          SECTION 8.04. SEVERABILITY. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 8.05. AMENDMENTS; WAIVERS.

          (a) No failure or delay on the part of any party hereto in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

          (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the First Lien Collateral Agent and the Second Lien Collateral Agent; provided that no such agreement shall amend, modify or otherwise directly affect the rights or obligations of any Grantor without such person's prior written consent.

          SECTION 8.06. APPLICABLE LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS.

          (a) This Agreement shall be construed in accordance with and governed by the laws of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than New York are governed by the laws of such jurisdiction.

          (b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any jurisdiction.

          (c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or Federal court. Each party hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 8.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 8.07. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

          SECTION 8.08. PARTIES IN INTEREST. This provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other First Lien Secured Parties and Second Lien Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement. No other person shall have or be entitled to assert rights or benefits hereunder.

          SECTION 8.09. SPECIFIC PERFORMANCE. Each Collateral Agent may demand specific performance of this Agreement and, on behalf of itself and the respective other Secured Parties, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action which may be brought by the respective Secured Parties.

          SECTION 8.010. HEADINGS. Article and Section headings used herein and the Table of Contents hereto are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

          SECTION 8.11. COUNTERPARTS. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section
8.03. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

          SECTION 8.12. PROVISIONS TO DEFINE RELATIVE RIGHTS. The provisions of this Agreement are and are intended for the purpose of defining the relative rights of the First Lien Collateral Agent, on the one hand, and the Second Lien Secured Parties, on the other hand. No creditor of WCI or any Grantor shall have any rights hereunder. Nothing in this Agreement is intended to or shall impair the obligations of WCI or any other Grantor arising under the Labor Agreement, which are absolute and unconditional, to pay the First Lien Obligations and the Second Lien Obligations as and when the same shall become due and payable in accordance with their terms.

          SECTION 8.13. INCORPORATION BY REFERENCE. In connection with its execution and action pursuant to its actions hereunder, the First Lien Collateral Agent is entitled to all rights, privileges, protections, immunities, benefits and indemnities provided to it under the Collateral Trust Agreement.

                            [Signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                        BANK OF NEW YORK TRUST COMPANY, N.A.,
                                           as First Lien Collateral Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        WILMINGTON TRUST COMPANY, as Second Lien
                                           Collateral Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        WCI STEEL, INC., as Grantor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                 WCI STEEL, INC.
                             Intercreditor Agreement

                                                                         ANNEX I

Provision for the Second Lien Mortgage

"REFERENCE IS MADE TO THE INTERCREDITOR AGREEMENT DATED AS OF MAY 1, 2006 (AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE "INTERCREDITOR AGREEMENT"), BETWEEN THE BANK OF NEW YORK TRUST COMPANY, N.A., AS FIRST LIEN COLLATERAL AGENT (AS DEFINED THEREIN), AND WILMINGTON TRUST COMPANY, AS SECOND LIEN COLLATERAL AGENT (AS DEFINED THEREIN). THE INDENTURE TRUSTEE (A) ACKNOWLEDGES THAT IT HAS RECEIVED A COPY OF THE INTERCREDITOR AGREEMENT, (B) CONSENTS TO THE SUBORDINATION OF LIENS PROVIDED FOR IN THE INTERCREDITOR AGREEMENT, (C) AGREES THAT IT WILL BE BOUND BY AND WILL TAKE NO ACTIONS CONTRARY TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT AND (D) IS AUTHORIZED TO ENTER INTO THE INTERCREDITOR AGREEMENT ON BEHALF OF THE NOTEHOLDERS. "

Provision for the First Lien Mortgage

"REFERENCE IS MADE TO THE INTERCREDITOR AGREEMENT DATED AS OF MAY 1, 2006 (AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE "INTERCREDITOR AGREEMENT"), BETWEEN THE BANK OF NEW YORK TRUST COMPANY, N.A., AS FIRST LIEN COLLATERAL AGENT (AS DEFINED THEREIN), AND WILMINGTON TRUST COMPANY, AS SECOND LIEN COLLATERAL AGENT (AS DEFINED THEREIN). NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE LIEN AND SECURITY INTEREST GRANTED TO THE COLLATERAL AGENT, FOR THE BENEFIT OF THE SECURED PARTIES, PURSUANT TO THIS MORTGAGE AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE COLLATERAL AGENT AND THE OTHER SECURED PARTIES HEREUNDER ARE SUBJECT TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT. IN THE EVENT OF ANY CONFLICT OR INCONSISTENCY BETWEEN THE PROVISIONS OF THE INTERCREDITOR AGREEMENT AND THIS MORTGAGE, THE PROVISIONS OF THE INTERCREDITOR AGREEMENT SHALL CONTROL."

                           COLLATERAL ACCESS AGREEMENT

          COLLATERAL ACCESS AGREEMENT (the "Agreement"), dated as of May 1, 2006, by and among Citicorp, USA, Inc. as administrative agent (in such capacity and together with its successors and assigns in such capacity, the "Administrative Agent") for the Credit Agreement Lenders (as defined below), The Bank of New York Trust Company, N.A., as trustee under the Collateral Trust Agreement (in such capacity and together with its successors and assigns in such capacity, the "Collateral Trustee") and Wilmington Trust Company, as trustee under the Indenture (in such capacity and together with its successors and assigns in such capacity, the "Indenture Trustee"). Terms used herein but not otherwise defined herein shall have the meaning given them in the Credit Agreement (as defined below).

                                   WITNESSETH:

          WHEREAS, pursuant to the Credit Agreement, dated as of May __, 2006 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among WCI Steel Acquisition, Inc. (the "Company"), the lenders and issuers party thereto and the Administrative Agent, the lenders and the issuers thereto have severally agreed to make extensions of credit to the Company upon the terms and subject to the conditions set forth therein; and

          WHEREAS, the Company, as grantor, the other grantors party thereto from time to time and the Administrative Agent are parties to that certain Pledge and Security Agreement, dated as of ______ __, 2006 (the "Security Agreement");

          NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:

          5. DEFINED TERMS.

          "Credit Agreement Collateral" has the meaning given to it in the Security Agreement.

          "Credit Agreement Lenders" means the lenders and Issuers under the Credit Agreement.

          "Indenture Collateral" has the meaning given to it in the Security Agreement.

          "Indenture Collateral Secured Parties" means the Collateral Trustee and Indenture Trustee.

          "Secured Parties" means the Administrative Agent, the Collateral Trustee and the Indenture Trustee.

          6. NOTICES OF DEFAULT, FORECLOSURE ETC.

          (i) Each Indenture Collateral Secured Party agrees to use its reasonable efforts to furnish to the Administrative Agent (at the same time it is sent to Company or any other Loan Party) a copy of each notice of foreclosure as such Indenture Collateral Secured Party giving the notice shall send to the Company or any other Loan Party.

          Each Indenture Collateral Secured Party agrees that, not less than 10 days prior to the exercise of any of its foreclosure and collection rights or remedies with respect to any of its respective Indenture Collateral, it shall give the Administrative Agent written notice thereof; provided, however, that


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

the failure to give such notice shall not affect the validity of this Agreement or create a cause of action against the party failing to give such notice or create any claim or right on behalf of any third party. The receipt of such notice shall not give the recipient any obligation to cure any default.

          7. ACCESS TO PREMISES.

          Subject to the provisions in Section 5:

          (i) In the event that either of the Indenture Collateral Secured Parties shall acquire title to, or possession and control of, any of the Indenture Collateral, whether through foreclosure, deed in lieu, or otherwise, such Indenture Collateral Secured Party agrees that if an Event of Default (as defined in the Credit Agreement) has occurred and is continuing and, as a result, the Administrative Agent undertakes to enforce its rights in the Credit Agreement Collateral under the Credit Agreement and the Security Agreement, such Indenture Collateral Secured Party will cooperate with the Administrative Agent in its efforts to assemble all of the Credit Agreement Collateral located on or in such Indenture Collateral and will permit the Administrative Agent (at the sole cost, reasonable expense and liability of the Administrative Agent, including, without limitation, any current rent payable to lessors of leased Indenture Collateral used or occupied by the Administrative Agent) to enter any real property that is Indenture Collateral and use the Indenture Collateral, to the extent necessary to complete the manufacture of inventory constituting Credit Agreement Collateral, collect proceeds constituting Credit Agreement Collateral and repossess, remove, sell or otherwise dispose of Credit Agreement Collateral within a reasonable time not to exceed 45 days after delivery by such Indenture Collateral Secured Party of notice to the Administrative Agent that it has located a bona fide purchaser for all or any portion of the Indenture Collateral.

          (ii) If any injunction or stay is issued (including an automatic stay due to a bankruptcy proceeding) that prohibits the Administrative Agent from entering the premises, using the Indenture Collateral or removing the Credit Agreement Collateral, commencement of the 45-day period described in Section 3(a) above shall be deferred until such injunction or stay is lifted or removed.

          Following the expiration of the period described in Section 3(a) above, the Administrative Agent may, at its option, continue to occupy or use the Indenture Collateral for up to an additional 15 days; provided, however, that such continued occupancy or use shall not delay the proposed closing date for such sale, subject to the purchaser agreeing to allow the Administrative Agent to continue to occupy or use the Indenture Collateral as aforesaid until the expiration of such period on terms which shall be mutually and reasonably acceptable to such purchaser, such Indenture Collateral Secured Party and the Administrative Agent.

          8. TERM. This Agreement shall remain in full force and effect until all of the obligations secured by the Indenture Collateral shall have been paid in full or all of the obligations secured by the Credit Agreement Collateral shall have been paid in full and commitments of Credit Agreement Lenders pursuant to the Credit Agreement shall have been terminated. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of such secured obligations is rescinded or must otherwise be returned by any Secured Party or Credit Agreement Lender upon the insolvency, bankruptcy or reorganization of any Loan Party or otherwise, all as though such payment had not been made. This is a continuing agreement and Credit Agreement Lenders may continue to extend credit or other financial accommodations and loan monies to or for the benefit of the Company, on the faith hereof, under the Credit Agreement or otherwise, without notice to Indenture Collateral Secured Parties.

          9. RESERVATION OF SECURITY INTERESTS AS AGAINST THIRD PARTIES. Nothing contained in this Agreement is intended to affect or limit in any way the security interests and/or liens each of the Secured Parties has in or on any or all of the property and assets of any Loan Party or third party, whether tangible or intangible, insofar as any Loan Party and third parties are concerned. The Secured Parties specifically reserve all respective security interests and/or liens and rights to assert such security interests and/or liens as against the Loan Parties and third parties.

          10. INCONSISTENT PROVISIONS. If any provision of this Agreement shall be inconsistent with, or contrary to, any provisions in the Indenture, the Collateral Trust Agreement, the Security Agreement or the Intercreditor Agreement or any other instrument or agreement delivered in connection with the transactions contemplated thereby, the applicable provision in this Agreement shall be controlling and shall supersede such inconsistent provision to the extent necessary to give full effect to all provisions contained in this Agreement.

          11. SEVERABILITY OF PROVISIONS. Any provision of this Agreement that is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability, without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          12. NOTICES. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing or by telecopy and shall be deemed to have been duly given or made when delivered by hand, or when deposited in the mail, postage prepaid, or, in the case of telecopy notice, when transmitted, transmission confirmed, addressed to the parties hereto at their respective addresses set forth with their signatures hereto or to such other address as may be hereafter notified by the respective parties hereto. Each party hereto further agrees that any notice hereunder may be given on behalf of such party by legal counsel to such party.

          13. NO THIRD PARTY BENEFICIARIES. All undertakings, agreements, representations and warranties contained in this Agreement are solely for the benefit of the Secured Parties and there are no other parties (including, without limitation, the Loan Parties) who are intended to be benefited in any way by this Agreement. The existence of this Agreement shall not commit or obligate any Secured Party to make loans or extend credit to the Loan Parties.

          14. SUCCESSORS AND ASSIGNS; TRANSFER OF RIGHTS.

          (i) This Agreement shall be binding upon and shall inure to the benefit of each Secured Party and its respective successors and assigns.

          Each Indenture Collateral Secured Party agrees that if such Secured Party transfers its rights and interests under the Indenture, the Collateral Trust Agreement or the Intercreditor Agreement (as applicable), or any portion thereof, it will, prior to the closing of such transfer, provide the transferee with a copy of this Agreement and each transferee of any such rights and interests shall take such rights and interests or part thereof subject to the provisions of this Agreement and to any notice given or other action taken hereunder prior to the receipt by the Administrative Agent of notice of such transfer.

          Promptly after the closing of any transfer of any such rights and interests held by it, each Indenture Collateral Secured Party shall notify the Administrative Agent of such transfer and the Administrative Agent shall be entitled to assume conclusively that no Secured Party has transferred any rights and interests under the Indenture, the Collateral Trust Agreement or the Intercreditor Agreement Credit Agreement unless and until such notice is received.

          15. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be an original, but all of which shall constitute but one agreement.

          16. WAIVERS AND AMENDMENTS.

          (i) Subject to the requirements of this Agreement, each Secured Party may exchange, sell, release, surrender or otherwise deal with any or all of its Collateral, all without in any way compromising or affecting this Agreement.

          All modifications, amendments and waivers of this Agreement must be in writing and duly executed by an authorized officer of each party hereto to be binding and enforceable.

          17. GOVERNING LAW. This Agreement shall be governed by the laws of the State of New York. This Agreement is solely for the benefit of the parties hereto and their respective successors and assigns.

          18. CONSENT TO JURISDICTION. The parties hereto hereby consent to the exclusive jurisdiction of any State or Federal Court located within New York County, State of New York, and irrevocably agree that, subject to the Indenture Collateral Secured Parties' or the Administrative Agent's election, all actions or proceedings relating to this agreement shall be litigated in such courts. Each party hereto accepts for and in connection with its properties, generally and unconditionally, in any such actions or proceedings the exclusive jurisdiction of the aforesaid courts and waives any defense of forum non conveniens, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement, with any judgment subject to rights of appeal in the jurisdictions set forth above.

          19. JURY TRIAL WAIVER. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR ACTION OF ANY PARTY HERETO.

          20. AUTHORITY. Each of the parties represents and warrants to all other parties hereto that the execution, delivery and performance by or on behalf of such party to this Agreement has been duly authorized by all necessary action, corporate or otherwise, does not violate any provision of law, governmental regulation, or any agreement or instrument by which such party is bound, and requires no governmental or other consent that has not been obtained and is not in full force and effect.

          21. HEADINGS. The section headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

          22. SPECIFIC PERFORMANCE. Each of the Administrative Agent and the Indenture Collateral Secured Parties may demand specific performance of this Agreement. Each of the Administrative Agent and the Indenture Collateral Secured Parties hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the Indenture Collateral Secured Parties or the Administrative Agent, respectively.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their proper and duly authorized officers as of the day and year first above written.

                            [SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their proper and duly authorized officers as of the day and year first above written.

                                       CITICORP, USA, INC.,
                                       as Administrative Agent


                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------

                                       ADDRESS FOR NOTICES:

                                       CITICORP USA, INC.
                                       388 Greenwich Street, 20th Floor
                                       New York, New York 10013
                                       Attention: Christopher Dunlop
                                       Telecopy no: (212) 816-2613
                                       E-Mail Address:
                                       christopher.dunlop@citigroup.com

                                       with a copy to:

                                       WEIL, GOTSHAL & MANGES LLP
                                       767 Fifth Avenue,
                                       New York, New York 10153-0119
                                       Attention: Douglas R. Urquhart, Esq.
                                       Telecopy no: (212) 310-8007
                                       E-Mail Address: douglas.urquhart@weil.com

                 [Signature Page to Collateral Access Agreement]

                                       THE BANK OF NEW YORK TRUST COMPANY, N.A., as Collateral Trustee


                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------

                                       ADDRESS FOR NOTICES:

                                       The Bank of New York Trust Company, N.A.
                                       222 Berkeley Street, 2nd Floor
                                       Boston, MA 02116
                                       Attn: Peter Murphy

                 [Signature Page to Collateral Access Agreement]

                                       WILMINGTON TRUST COMPANY,
                                       as Indenture Trustee


                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------

                                       Address for Notices:

                                       Wilmington Trust Company
                                       Rodney Square North
                                       1100 Market Street
                                       Wilmington, DE 19890
                                       Attention: Corporate Trust Administrator
                                       Telephone: (302) 636-6436
                                       Fax: (302) 636-4145

ACCEPTED AND AGREED as of the day and year first above written

                                       WCI STEEL ACQUISITION, INC.


                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------


                                       WCI STEEL METALLURGICAL SERVICES
                                       ACQUISITION, INC.


                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------


                                       WCI STEEL PRODUCTION CONTROL SERVICES
                                       ACQUISITION, INC.


                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------


                                       YOUNGSTOWN SINTER ACQUISITION COMPANY


                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------

                 [Signature Page to Collateral Access Agreement]

                                       WCI STEEL SALES ACQUISITION, L.P.


                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------


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